UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-07384

                     NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
               (Exact name of registrant as specified in charter)

               600 WEST BROADWAY, 30TH FLOOR, SAN DIEGO, CA 92101
               (Address of principal executive offices) (Zip Code)

                              Charles H. Field, Jr.
                    c/o Nicholas-Applegate Capital Management
                          600 West Broadway, 30th Floor
                               San Diego, CA 92101
                     (Name and address of agent for service)

                                    Copy to:
                                Deborah A. Wussow
                    c/o Nicholas-Applegate Capital Management
                          600 West Broadway, 30th Floor
                               San Diego, CA 92101

       Registrant's telephone number, including area code: (619) 687-2988

                        Date of fiscal year end: March 31

                  Date of reporting period: September 30, 2007

ITEM 1. REPORTS TO STOCKHOLDERS.

NICHOLAS|APPLEGATE(R)
INSTITUTIONAL FUNDS

SEPTEMBER 30, 2007 SEMI-ANNUAL REPORT (UNAUDITED)

Class I, II, III & IV Shares

U.S. Micro Cap

U.S. Emerging Growth

U.S. Small Cap Value

U.S. Systematic Large Cap Growth

U.S. Small to Mid Cap Growth

U.S. Convertible

Global Select

International Growth

International Growth Opportunities

Emerging Markets

International Systematic

International All Cap Growth

U.S. High Yield Bond

[A COMPANY of Allianz LOGO]
Global Investors

LETTER TO SHAREHOLDERS

Dear Fellow Shareholder,

The six months ended September 30, 2007 was an unusually volatile time in the world's financial markets. Over the summer, deterioration in the value of securities tied to U.S. residential mortgages sparked a global liquidity crisis that caused investors to shun riskier assets. Monetary action taken by central banks worldwide helped restore investor confidence, and major U.S. and non-U.S. equity indexes finished the period with strong gains.

In this semi-annual report, we review the performance of the financial markets and our mutual funds from April 1 through September 30. In addition, we share our perspective on the dynamics shaping the investment landscape and our outlook for the months ahead.

During the period, the broad U.S. equity market, as measured by the S&P 500 Index, gained 8.44%. The Index reached an all-time record on July 19, lifted by healthy economic and earnings growth and buoyant merger activity. The rally ended abruptly, however, when mounting losses on U.S. mortgage-backed securities made investors reluctant to buy even high-quality corporate debt, causing liquidity to dry up in the fixed-income markets. Financial institutions holding mortgage-backed securities, including a few highly leveraged hedge funds, were inundated with broker margin calls and redemption requests. To raise cash and reduce leverage, they sold their most liquid assets, including stocks. By mid-August, the S&P 500 Index had fallen nearly 10% from its July peak, approaching the technical definition of a market correction. The Federal Reserve intervened, and stock prices reversed course once again, climbing higher in August and September.

International equities in both developed and emerging countries followed a similar, volatile path. Gains throughout much of the period erased steep summer losses that resulted from concerns about foreign ownership of U.S. mortgage-backed securities, as well as tighter credit market conditions globally. Central banks, including the European Central Bank and Bank of Japan, helped calm investors' nerves by pumping extra liquidity into the financial system.

For the full period, the MSCI EAFE Index, a barometer of developed non-U.S. equities, gained 9.05%. The vast majority of the increase was due to currency movements, as the euro, pound and yen rose 6.8%, 4.0% and 2.6%, respectively, versus the U.S. dollar. Weakness in the dollar was caused by the problems in the U.S. housing and mortgage markets and an interest rate cut from the Federal Reserve in September. Amid rising oil prices, an economic upturn in the euro region and six consecutive quarters of above-trend growth in the United Kingdom, European policymakers were focused on controlling inflation. The European Central Bank raised interest rates in June, and the Bank of England tightened monetary policy in May and July. Japanese central bankers held rates steady at 0.50%, as economic growth showed signs of losing momentum.

Stock markets in emerging countries delivered the best performance, with the MSCI Emerging Markets Index gaining 31.76% on positive country and company fundamentals. Economic growth in developing nations remained robust, led by China where GDP expanded at a 10.9% annual rate in the April-to-June quarter. Corporate earnings for companies in the index were expected to grow more than 16% in 2007, and balance sheets were strong. In fact, emerging market businesses are estimated to carry about half as much debt as their U.S. and European counterparts.

In the volatile market conditions, Nicholas-Applegate Institutional Funds delivered strong results. All nine of the funds using traditional investment processes outpaced their benchmarks. Of the four funds using systematic approaches, three outperformed or performed broadly in line with their benchmarks and one trailed. The environment was challenging for systematic strategies in general due to the inherent difficulty of modeling a rare event such as the recent liquidity crisis, which was the worst of its kind in nearly a decade. In addition, rapid deleveraging by some quantitative hedge funds in early August caused short-term market dislocations which negatively affected performance in Nicholas-Applegate's systematic strategies.

Looking ahead, we believe that the housing slowdown in the United States will continue, but that the U.S. economy will still grow at a moderate pace. Overseas, economic activity should remain at its higher-than-normal rate, supported by growth in emerging countries and positive trends in Europe, reflected in record-low unemployment in the euro zone. We expect growth in U.S. corporate profits of around 5-7%, with higher growth of 10-12% internationally. Against this backdrop, we anticipate more modest price appreciation for stocks compared to the robust gains of the past six months.

In this environment, companies that can deliver strong earnings growth should continue to capture investor attention. Growth stocks outperformed value stocks in developed markets during the first nine months of 2007, suggesting that many years of value leadership may be drawing to a close. We also think this kind of environment is ideal for security selection, particularly for investing in companies where positive change is leading to increased earnings estimates. As we seek to deliver excess return to shareholders, we continue to search out those companies for all of our funds.

On behalf of everyone at Nicholas-Applegate, thank you for your participation in the Nicholas-Applegate Institutional Funds. We appreciate the trust you have placed in us.

Best Regards,


/s/ Horacio A. Valeiras
----------------------------------------
Horacio A. Valeiras, CFA
President and Chief Investment Officer
September 30, 2007

TABLE OF CONTENTS

THE FUNDS' REVIEW AND OUTLOOK, PERFORMANCE AND SCHEDULE OF INVESTMENTS

   U.S. Micro Cap                                                              1
   U.S. Emerging Growth                                                        6
   U.S. Small Cap Value                                                       10
   U.S. Systematic Large Cap Growth                                           13
   U.S. Small to Mid Cap Growth                                               17
   U.S. Convertible                                                           21
   Global Select                                                              26
   International Growth                                                       30
   International Growth Opportunities                                         34
   Emerging Markets                                                           38
   International Systematic                                                   42
   International All Cap Growth                                               46
   U.S. High Yield Bond                                                       49

THE FUNDS':

   Financial Highlights                                                       54
   Statements of Assets and Liabilities                                       62
   Statements of Operations                                                   64
   Statements of Changes in Net Assets                                        66
   Notes to Financial Statements                                              70
   Shareholder Expense Example                                                76
   Supplementary Information                                                  78

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION TO SHAREHOLDERS AND TO OTHERS ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENTLY EFFECTIVE PROSPECTUS FOR NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS CLASS I, II, III & IV SHARES.
DISTRIBUTOR: NICHOLAS-APPLEGATE SECURITIES.

U.S. MICRO CAP FUND

MANAGEMENT TEAM: JOHN C. MCCRAW, Portfolio Manager; ROBERT S. MARREN, Portfolio Manager; BLAKE H. BURDINE, Analyst; K. MATHEW AXLINE, CFA, Analyst; STEPHEN W. LYFORD, Analyst

CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

GOAL: The U.S. Micro Cap Fund seeks to maximize long-term capital appreciation by investing primarily in U.S. companies with "micro" market capitalizations that offer superior growth prospects.

MARKET OVERVIEW: Prices of U.S. micro-cap growth stocks advanced from April 1 through September 30, 2007 in what was a volatile environment for U.S. equities.

During the first half of the period, key market indexes rose to new highs, lifted by better-than-expected corporate profit growth, signs the economy was improving after a first quarter slowdown and a blistering pace of mergers and acquisitions (M&A). Global M&A activity, as measured by total transaction values, ran at a record annual level between January 1 and June 30.

Stocks tumbled in July, however, triggered by a steep increase in residential mortgage defaults. The rise in defaults undermined the value of mortgage-backed securities owned by financial institutions, including hedge funds. As the value of their portfolios sank, fund managers were inundated with redemption requests and broker margin calls. To raise cash and reduce leverage, they liquidated stocks, and reports of massive, irregular share price movements rippled down Wall Street.

Equities regained their footing in the last two months of the period, as easier monetary policy from the Federal Reserve helped restore investor confidence.. The central bank lowered the discount rate charged on direct Fed loans to banks by 0.50% in both August and September. Also in September, it cut the key target fed funds rate, the rate charged on overnight loans between banks, by 0.50%.

PERFORMANCE: During the six months ended September 30, 2007, the Fund's Class I shares gained 11.15% and outperformed the Russell Microcap Growth Index, which rose 2.83%.

PORTFOLIO SPECIFICS: The Fund's outperformance was driven by stock selection, consistent with our bottom-up investment approach. Stock selection was particularly strong in the industrials, consumer discretionary and consumer staples sectors, where Chart Industries, Shutterfly and Green Mountain Coffee Roasters were top performers. Chart Industries, a manufacturer of equipment used in the production and storage of industrial gases, was awarded a $100+ million contract. Shutterfly, an online supplier of photo management services and merchandise, saw order growth accelerate and announced a strategic partnership with a bridal retailer. Green Mountain Coffee Roasters, a distributor of coffee and coffee products, benefited from brisk sales of its Keurig single-cup brewing machines.

Although stock selection was the primary source of relative strength, sector weightings also added value. For example, an underweight in financials was a plus, as financials was the worst-performing sector in the index amid turmoil in the mortgage and credit markets. The Fund outperformed by a wide margin, but there were pockets of relative weakness, including stock selection in the telecommunication services sector.

MARKET OUTLOOK: Continued softness in the housing market and record-high commodity prices may dampen investor sentiment over the coming months. However, additional monetary easing from the Fed may drive further gains in micro-cap growth stocks. History shows that the beginning of a monetary easing cycle, as we saw in September, typically benefits equity investors.

Regardless of how big-picture developments unfold, we remain confident that our research-intensive investment process will continue to identify micro-cap growth companies for the Fund that are poised to exceed earnings expectations.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN U.S. MICRO CAP FUND CLASS I AND II SHARES WITH THE RUSSELL 2000 GROWTH/RUSSELL MICROCAP GROWTH INDEX AND RUSSELL 2000 GROWTH INDEX.

[CHART]

                                    RUSSELL 2000
               U.S. MICRO CAP      GROWTH/RUSSELL
                FUND CLASS I          MICROCAP       RUSSELL 2000
                   SHARES           GROWTH INDEX     GROWTH INDEX
 7/12/1995        $250,000           $250,000          $250,000
 7/31/1995        $261,400           $258,350          $258,350
 8/31/1995        $266,210           $261,538          $261,538
 9/30/1995        $275,607           $266,923          $266,923
10/31/1995        $270,205           $253,793          $253,793
11/30/1995        $278,203           $264,996          $264,996
12/31/1995        $286,994           $270,868          $270,868
 1/31/1996        $284,584           $268,625          $268,625
 2/29/1996        $301,374           $280,874          $280,874
 3/31/1996        $316,985           $286,427          $286,427
 4/30/1996        $365,199           $308,416          $308,416
 5/31/1996        $408,803           $324,232          $324,232
 6/30/1996        $371,602           $303,163          $303,163
 7/31/1996        $318,983           $266,153          $266,153
 8/31/1996        $340,579           $285,856          $285,856
 9/30/1996        $359,583           $300,578          $300,578
10/31/1996        $349,191           $287,611          $287,611
11/30/1996        $361,133           $295,610          $295,610
12/31/1996        $369,403           $301,374          $301,374
 1/31/1997        $384,696           $308,902          $308,902
 2/28/1997        $358,960           $290,248          $290,248
 3/31/1997        $329,346           $269,765          $269,765
 4/30/1997        $319,630           $266,644          $266,644
 5/31/1997        $374,799           $306,720          $306,720
 6/30/1997        $408,905           $317,121          $317,121
 7/31/1997        $444,848           $333,370          $333,370
 8/31/1997        $477,277           $343,375          $343,375
 9/30/1997        $522,714           $370,776          $370,776
10/31/1997        $488,215           $348,507          $348,507
11/30/1997        $483,382           $340,199          $340,199
12/31/1997        $480,917           $340,390          $340,390
 1/31/1998        $473,366           $335,849          $335,849
 2/28/1998        $510,005           $365,501          $365,501
 3/31/1998        $556,211           $380,834          $380,834
 4/30/1998        $565,555           $383,168          $383,168
 5/31/1998        $533,375           $355,331          $355,331
 6/30/1998        $542,016           $358,962          $358,962
 7/31/1998        $498,709           $328,989          $328,989
 8/31/1998        $371,039           $253,045          $253,045
 9/30/1998        $402,912           $278,701          $278,701
10/31/1998        $416,691           $293,239          $293,239
11/30/1998        $459,652           $315,985          $315,985
12/31/1998        $521,475           $344,579          $344,579
 1/31/1999        $536,650           $360,078          $360,078
 2/28/1999        $472,896           $327,138          $327,138
 3/31/1999        $479,517           $338,790          $338,790
 4/30/1999        $516,488           $368,709          $368,709
 5/31/1999        $495,157           $369,292          $369,292
 6/30/1999        $544,425           $388,746          $388,746
 7/31/1999        $539,688           $376,726          $376,726
 8/31/1999        $560,790           $362,636          $362,636
 9/30/1999        $582,324           $369,632          $369,632
10/31/1999        $633,977           $379,098          $379,098
11/30/1999        $750,882           $419,184          $419,184
12/31/1999        $963,682           $493,065          $493,065
 1/31/2000      $1,001,747           $488,474          $488,474
 2/29/2000      $1,347,650           $602,123          $602,123
 3/31/2000      $1,207,225           $538,828          $538,828
 4/30/2000        $988,114           $484,422          $484,422
 5/31/2000        $853,039           $442,006          $442,006
 6/30/2000      $1,112,960           $499,104          $499,104
 7/31/2000        $993,205           $456,331          $456,331
 8/31/2000      $1,094,214           $504,333          $503,607
 9/30/2000      $1,048,257           $479,277          $478,326
10/31/2000        $913,451           $440,374          $430,541
11/30/2000        $728,660           $360,416          $349,083
12/31/2000        $764,437           $382,470          $354,040
 1/31/2001        $805,029           $413,427          $403,004
 2/28/2001        $688,058           $356,754          $348,800
 3/31/2001        $622,693           $324,318          $322,326
 4/30/2001        $701,152           $364,024          $356,782
 5/31/2001        $748,620           $372,455          $378,653
 6/30/2001        $794,735           $382,612          $402,925
 7/31/2001        $757,541           $349,971          $371,174
 8/31/2001        $725,876           $328,098          $346,937
 9/30/2001        $618,519           $275,143          $294,792
10/31/2001        $659,774           $301,612          $320,026
11/30/2001        $690,718           $326,796          $346,748
12/31/2001        $738,170           $347,156          $372,824
 1/31/2002        $727,836           $334,797          $363,019
 2/28/2002        $689,988           $313,136          $335,066
 3/31/2002        $748,430           $340,347          $363,044
 4/30/2002        $749,777           $332,996          $354,730
 5/31/2002        $720,236           $313,515          $333,979
 6/30/2002        $696,828           $286,929          $314,474
 7/31/2002        $557,881           $242,828          $263,530
 8/31/2002        $550,294           $242,707          $263,872
 9/30/2002        $513,809           $225,183          $242,340
10/31/2002        $525,524           $236,578          $251,210
11/30/2002        $559,210           $260,023          $279,094
12/31/2002        $517,269           $242,081          $264,609
 1/31/2003        $505,579           $235,496          $261,751
 2/28/2003        $492,485           $229,209          $253,297
 3/31/2003        $511,741           $232,670          $257,907
 4/30/2003        $566,088           $254,680          $282,872
 5/31/2003        $644,491           $283,383          $322,191
 6/30/2003        $694,697           $288,852          $339,300
 7/31/2003        $766,250           $310,689          $367,496
 8/31/2003        $812,992           $327,373          $384,474
 9/30/2003        $822,585           $319,091          $391,356
10/31/2003        $916,113           $346,660          $426,461
11/30/2003        $955,964           $357,961          $442,538
12/31/2003        $951,184           $359,572          $449,442
 1/31/2004      $1,028,896           $378,450          $478,521
 2/29/2004      $1,032,291           $377,882          $475,793
 3/31/2004      $1,008,858           $379,658          $470,797
 4/30/2004        $951,050           $360,599          $442,691
 5/31/2004        $960,656           $367,775          $440,876
 6/30/2004        $964,114           $379,985          $454,895
 7/31/2004        $866,450           $345,901          $405,721
 8/30/2004        $827,286           $338,464          $397,728
 9/30/2004        $858,888           $357,181          $416,223
10/31/2004        $861,637           $365,860          $422,133
11/30/2004        $954,349           $396,775          $461,349
12/31/2004      $1,008,556           $411,020          $484,971
 1/31/2005        $949,253           $392,483          $461,837
 2/28/2005        $964,441           $397,860          $461,283
 3/31/2005        $927,599           $382,940          $438,865
 4/30/2005        $887,156           $358,585          $410,646
 5/31/2005        $931,957           $383,865          $436,311
 6/30/2005        $987,595           $396,264          $453,066
 7/31/2005      $1,064,924           $423,963          $487,952
 8/31/2005      $1,055,552           $417,985          $481,950
 9/30/2005      $1,071,491           $421,287          $488,022
10/31/2005      $1,030,989           $405,699          $468,697
11/30/2005      $1,098,828           $428,662          $493,350
12/31/2005      $1,113,662           $428,019          $494,929
 1/31/2006      $1,223,915           $469,323          $545,016
 2/28/2006      $1,208,371           $466,836          $544,416
 3/31/2006      $1,289,815           $489,524          $566,029
 4/30/2006      $1,297,167           $488,104          $558,841
 5/31/2006      $1,206,884           $453,742          $518,269
 6/30/2006      $1,193,609           $454,014          $511,635
 7/31/2006      $1,127,721           $430,450          $485,798
 8/31/2006      $1,132,909           $443,063          $498,866
 9/30/2006      $1,139,593           $446,076          $499,215
10/31/2006      $1,195,889           $475,026          $532,912
11/30/2006      $1,229,254           $486,379          $545,648
12/31/2006      $1,255,806           $485,212          $551,323
 1/31/2007      $1,284,815           $494,237          $560,365
 2/28/2007      $1,258,220           $492,655          $554,929
 3/31/2007      $1,272,312           $497,187          $554,874
 4/30/2007      $1,332,110           $510,214          $567,691
 5/31/2007      $1,393,521           $533,479          $583,360
 6/30/2007      $1,399,373           $530,385          $580,968
 7/31/2007      $1,320,589           $502,858          $546,923
 8/31/2007      $1,325,607           $515,480          $554,854
 9/30/2007      $1,414,423           $530,481          $574,773

Annualized Total Returns As of 9/30/07

                                                  1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
U.S. Micro Cap Fund Class I                        24.10%    22.44%     10.47%
--------------------------------------------------------------------------------
Russell 2000 Growth/Russell
Microcap Growth Index                              14.31%    18.67%     4.40%
--------------------------------------------------------------------------------
Russell 2000 Growth Index                          18.94%    18.70%     3.65%
--------------------------------------------------------------------------------

[CHART]

                                  Russell 2000
                  U.S. Micro       Growth/Russell
                   Cap Fund      Microcap Growth     Russell 2000
                   Class II            Index         Growth Index
 7/12/1995         $250,000          $250,000          $250,000
 7/31/1995         $261,400          $258,350          $258,350
 8/31/1995         $266,210          $261,538          $261,538
 9/30/1995         $275,607          $266,923          $266,923
10/31/1995         $270,205          $253,793          $253,793
11/30/1995         $278,203          $264,996          $264,996
12/31/1995         $286,994          $270,868          $270,868
 1/31/1996         $284,584          $268,625          $268,625
 2/29/1996         $301,374          $280,874          $280,874
 3/31/1996         $316,985          $286,427          $286,427
 4/30/1996         $365,199          $308,416          $308,416
 5/31/1996         $408,803          $324,232          $324,232
 6/30/1996         $371,602          $303,163          $303,163
 7/31/1996         $318,983          $266,153          $266,153
 8/31/1996         $340,579          $285,856          $285,856
 9/30/1996         $359,583          $300,578          $300,578
10/31/1996         $349,191          $287,611          $287,611
11/30/1996         $361,133          $295,610          $295,610
12/31/1996         $369,403          $301,374          $301,374
 1/31/1997         $384,696          $308,902          $308,902
 2/28/1997         $358,960          $290,248          $290,248
 3/31/1997         $329,346          $269,765          $269,765
 4/30/1997         $319,630          $266,644          $266,644
 5/31/1997         $374,799          $306,720          $306,720
 6/30/1997         $408,905          $317,121          $317,121
 7/31/1997         $444,848          $333,370          $333,370
 8/31/1997         $477,277          $343,375          $343,375
 9/30/1997         $522,714          $370,776          $370,776
10/31/1997         $488,215          $348,507          $348,507
11/30/1997         $483,382          $340,199          $340,199
12/31/1997         $480,917          $340,390          $340,390
 1/31/1998         $473,366          $335,849          $335,849
 2/28/1998         $510,005          $365,501          $365,501
 3/31/1998         $556,211          $380,834          $380,834
 4/30/1998         $565,555          $383,168          $383,168
 5/31/1998         $533,375          $355,331          $355,331
 6/30/1998         $542,016          $358,962          $358,962
 7/31/1998         $498,709          $328,989          $328,989
 8/31/1998         $371,039          $253,045          $253,045
 9/30/1998         $402,912          $278,701          $278,701
10/31/1998         $416,691          $293,239          $293,239
11/30/1998         $459,652          $315,985          $315,985
12/31/1998         $521,475          $344,579          $344,579
 1/31/1999         $536,650          $360,078          $360,078
 2/28/1999         $472,896          $327,138          $327,138
 3/31/1999         $479,517          $338,790          $338,790
 4/30/1999         $516,488          $368,709          $368,709
 5/31/1999         $495,157          $369,292          $369,292
 6/30/1999         $544,425          $388,746          $388,746
 7/31/1999         $539,688          $376,726          $376,726
 8/31/1999         $560,790          $362,636          $362,636
 9/30/1999         $582,324          $369,632          $369,632
10/31/1999         $633,977          $379,098          $379,098
11/30/1999         $750,882          $419,184          $419,184
12/31/1999         $963,682          $493,065          $493,065
 1/31/2000       $1,001,747          $488,474          $488,474
 2/29/2000       $1,347,650          $602,123          $602,123
 3/31/2000       $1,207,225          $538,828          $538,828
 4/30/2000         $988,114          $484,422          $484,422
 5/31/2000         $853,039          $442,006          $442,006
 6/30/2000       $1,112,960          $499,104          $499,104
 7/31/2000         $993,205          $456,331          $456,331
 8/31/2000       $1,094,214          $504,333          $503,607
 9/30/2000       $1,048,257          $479,277          $478,326
10/31/2000         $913,451          $440,374          $430,541
11/30/2000         $728,660          $360,416          $349,083
12/31/2000         $764,437          $382,470          $354,040
 1/31/2001         $805,029          $413,427          $403,004
 2/28/2001         $688,058          $356,754          $348,800
 3/31/2001         $622,693          $324,318          $322,326
 4/30/2001         $701,152          $364,024          $356,782
 5/31/2001         $748,620          $372,455          $378,653
 6/30/2001         $794,735          $382,612          $402,925
 7/31/2001         $757,541          $349,971          $371,174
 8/31/2001         $725,876          $328,098          $346,937
 9/30/2001         $618,519          $275,143          $294,792
10/31/2001         $659,774          $301,612          $320,026
11/30/2001         $690,718          $326,796          $346,748
12/31/2001         $738,170          $347,156          $372,824
 1/31/2002         $727,836          $334,797          $363,019
 2/28/2002         $689,988          $313,136          $335,066
 3/31/2002         $748,430          $340,347          $363,044
 4/30/2002         $749,777          $332,996          $354,730
 5/31/2002         $720,236          $313,515          $333,979
 6/30/2002         $696,828          $286,929          $314,474
 7/31/2002         $557,881          $242,828          $263,530
 8/31/2002         $550,294          $242,707          $263,872
 9/30/2002         $513,809          $225,183          $242,340
10/31/2002         $525,524          $236,578          $251,210
11/30/2002         $559,210          $260,023          $279,094
12/31/2002         $517,269          $242,081          $264,609
 1/31/2003         $505,579          $235,496          $261,751
 2/28/2003         $492,485          $229,209          $253,297
 3/31/2003         $511,741          $232,670          $257,907
 4/30/2003         $566,088          $254,680          $282,872
 5/31/2003         $644,491          $283,383          $322,191
 6/30/2003         $694,697          $288,852          $339,300
 7/31/2003         $766,250          $310,689          $367,496
 8/31/2003         $812,992          $327,373          $384,474
 9/30/2003         $822,585          $319,091          $391,356
10/31/2003         $916,113          $346,660          $426,461
11/30/2003         $955,964          $357,961          $442,538
12/31/2003         $951,184          $359,572          $449,442
 1/31/2004       $1,028,896          $378,450          $478,521
 2/29/2004       $1,032,291          $377,882          $475,793
 3/31/2004       $1,008,858          $379,658          $470,797
 4/30/2004         $951,050          $360,599          $442,691
 5/31/2004         $960,656          $367,775          $440,876
 6/30/2004         $964,114          $379,985          $454,895
 7/31/2004         $866,450          $345,901          $405,721
 8/30/2004         $827,286          $338,464          $397,728
 9/30/2004         $858,888          $357,181          $416,223
10/31/2004         $862,324          $365,860          $422,133
11/30/2004         $955,110          $396,775          $461,349
12/31/2004       $1,009,360          $411,020          $484,971
 1/31/2005         $950,111          $392,483          $461,837
 2/28/2005         $965,313          $397,860          $461,283
 3/31/2005         $929,113          $382,940          $438,865
 4/30/2005         $888,604          $358,585          $410,646
 5/31/2005         $933,390          $383,865          $436,311
 6/30/2005         $989,766          $396,264          $453,066
 7/31/2005       $1,067,166          $423,963          $487,952
 8/31/2005       $1,057,775          $417,985          $481,950
 9/30/2005       $1,074,382          $421,287          $488,022
10/31/2005       $1,033,878          $405,699          $468,697
11/30/2005       $1,101,700          $428,662          $493,350
12/31/2005       $1,117,234          $428,019          $494,929
 1/31/2006       $1,228,176          $469,323          $545,016
 2/28/2006       $1,212,578          $466,836          $544,416
 3/31/2006       $1,294,669          $489,524          $566,029
 4/30/2006       $1,302,826          $488,104          $558,841
 5/31/2006       $1,212,540          $453,742          $518,269
 6/30/2006       $1,199,202          $454,014          $511,635
 7/31/2006       $1,132,646          $430,450          $485,798
 8/31/2006       $1,138,536          $443,063          $498,866
 9/30/2006       $1,145,139          $446,076          $499,215
10/31/2006       $1,201,366          $475,026          $532,912
11/30/2006       $1,235,485          $486,379          $545,648
12/31/2006       $1,262,789          $485,212          $551,323
 1/31/2007       $1,292,591          $494,237          $560,365
 2/28/2007       $1,266,093          $492,655          $554,929
 3/31/2007       $1,280,146          $497,187          $554,874
 4/30/2007       $1,340,697          $510,214          $567,691
 5/31/2007       $1,402,905          $533,479          $583,360
 6/30/2007       $1,408,657          $530,385          $580,968
 7/31/2007       $1,329,913          $502,858          $546,923
 8/31/2007       $1,334,834          $515,480          $554,854
 9/30/2007       $1,424,401          $530,481          $574,773

Annualized Total Returns As of 9/30/07

                                                  1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
U.S. Micro Cap Fund Class II                       24.39%    22.62%     10.54%
--------------------------------------------------------------------------------
Russell 2000 Growth/Russell
Microcap Growth Index                              14.31%    18.67%      4.40%
--------------------------------------------------------------------------------
Russell 2000 Growth Index                          18.94%    18.70%      3.65%
--------------------------------------------------------------------------------

THE GRAPHS ABOVE SHOW THE VALUE OF A HYPOTHETICAL $250,000 INVESTMENT IN THE FUND'S CLASS I AND II SHARES COMPARED WITH THE RUSSELL 2000 GROWTH INDEX AND A BLENDED INDEX COMPRISED OF THE RUSSELL 2000 GROWTH INDEX/RUSSELL MICROCAP GROWTH INDEX. THE FUND'S CLASS I AND II SHARES CALCULATE THEIR PERFORMANCE BASED UPON THE HISTORICAL PERFORMANCE OF THEIR CORRESPONDING SERIES OF NICHOLAS-APPLEGATE MUTUAL FUNDS (RENAMED ING MUTUAL FUNDS), ADJUSTED TO REFLECT ALL FEES AND EXPENSES APPLICABLE TO CLASS I AND II SHARES. THE NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS' CLASS I SHARES WERE FIRST AVAILABLE ON MAY 7, 1999 AND CLASS II SHARES ON SEPTEMBER 30, 2004. THE HISTORICAL PERFORMANCE OF CLASS II SHARES INCLUDES THE PERFORMANCE OF CLASS I SHARES FOR PERIODS PRIOR TO THE INCEPTION OF CLASS II SHARES. AVERAGE ANNUAL TOTAL RETURN FIGURES INCLUDE CHANGES IN PRINCIPAL VALUE, REINVESTMENT DIVIDENDS, AND CAPITAL GAIN DISTRIBUTIONS. THE TOTAL RETURNS SHOWN ABOVE DO NOT SHOW THE EFFECTS OF INCOME TAXES ON AN INDIVIDUAL'S INVESTMENT. IN MOST CASES, TAXES MAY REDUCE YOUR ACTUAL INVESTMENT RETURNS ON INCOME OR GAINS PAID BY THE FUND OR ANY GAINS YOU MAY REALIZE IF YOU SELL YOUR SHARES. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS.

THE RUSSELL 2000 GROWTH INDEX IS AN UNMANAGED INDEX COMPRISED OF THOSE RUSSELL 2000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL 2000 GROWTH INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX, WHICH REPRESENTS APPROXIMATELY 10% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX.

THE RUSSELL MICROCAP INDEX ISOLATES THE SMALLEST 1,000 SECURITIES IN THE RUSSELL 2000 INDEX PLUS THE NEXT 1,000 SECURITIES. THE RUSSELL MICROCAP GROWTH INDEX ISOLATES THE SECURITIES IN THE RUSSELL MICROCAP INDEX WITH PURELY GROWTH CHARACTERISTICS. THE RUSSELL MICROCAP INDEX IS A NEW INDEX (AUGUST 2000) AND THEREFORE HAS LESS PERFORMANCE HISTORY THAN THE FUND'S CLASS I SHARES (JULY
1995). THE BLENDED INDEX REPRESENTS THE RUSSELL 2000 GROWTH PERFORMANCE UP TO THE INCEPTION OF THE RUSSELL MICROCAP GROWTH INDEX. INDEX PERFORMANCE THEREAFTER IS THAT OF THE RUSSELL MICROCAP GROWTH INDEX.

THE INDEXES DIFFER FROM THE FUND IN COMPOSITION, DO NOT PAY MANAGEMENT FEES OR EXPENSES AND INCLUDES REINVESTED DIVIDENDS. ONE CANNOT INVEST DIRECTLY IN AN INDEX. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2007

                                                             NUMBER OF
                                                                SHARES         VALUE
------------------------------------------------------------------------------------
COMMON STOCK - 98.8%
AEROSPACE/DEFENSE-EQUIPMENT - 3.0%
   Astronics Corp.*                                            17,650    $   769,010
   Ducommun, Inc.*                                             26,000        839,800
   Kaman Corp.                                                 26,800        926,208
                                                                         -----------
                                                                           2,535,018
                                                                         -----------
ALTERNATIVE WASTE TECH - 1.9%
   Calgon Carbon Corp.*                                        69,660        972,454
   Darling International, Inc.*                                63,980        632,762
                                                                         -----------
                                                                           1,605,216
                                                                         -----------
APPLICATIONS SOFTWARE - 3.0%
   Actuate Corp.*                                              98,690        636,550
   Callidus Software, Inc.*                                    69,620        598,732
   EPIQ Systems, Inc.*                                         39,970        752,235
   Moldflow Corp.*                                             29,400        566,244
                                                                         -----------
                                                                           2,553,761
                                                                         -----------
AUCTION HOUSE/ART DEALER - 0.8%
   Premier Exhibitions, Inc.*                                  44,100        665,028
                                                                         -----------
AUDIO/VIDEO PRODUCTS - 0.7%
   Universal Electronics, Inc.*                                19,320        627,900
                                                                         -----------
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL - 2.2%
   Amerigon, Inc. Cl. A*                                       28,800        498,528
   Spartan Motors, Inc.                                        42,099        708,526
   Titan International, Inc.                                   20,034        639,485
                                                                         -----------
                                                                           1,846,539
                                                                         -----------
AUTO/TRUCK PARTS & EQUIPMENT-REPLACEMENT - 0.9%
   Aftermarket Technology Corp.*                               23,900        758,586
                                                                         -----------
BREWERY - 0.8%
   Boston Beer Co., Inc. Cl. A*                                14,000        681,240
                                                                         -----------
BROADCAST SERVICES/PROGRAMMING - 1.1%
   DG FastChannel, Inc.*                                       38,140        899,341
                                                                         -----------
BUILDING PRODUCTS-AIR & HEATING - 0.8%
   AAON, Inc.                                                  33,350        657,996
                                                                         -----------
BUILDING PRODUCTS-DOORS & WINDOWS - 0.9%
   Apogee Enterprises, Inc.                                    30,800        798,952
                                                                         -----------
CASINO HOTELS - 0.3%
   MTR Gaming Group, Inc.*                                     22,770        216,998
                                                                         -----------
CHEMICALS-PLASTICS - 1.6%
   Landec Corp.*                                               46,720        722,291
   Metabolix, Inc.*                                            25,800        625,908
                                                                         -----------
                                                                           1,348,199
                                                                         -----------
CHEMICALS-SPECIALTY - 2.2%
   ICO, Inc.*                                                  76,100      1,071,488
   KMG Chemicals, Inc.                                         31,376        821,424
                                                                         -----------
                                                                           1,892,912
                                                                         -----------
COFFEE - 0.7%
   Green Mountain Coffee Roasters, Inc.*                       18,600        617,334
                                                                         -----------
COMMERCIAL SERVICES - 1.5%
   HMS Holdings Corp.*                                         23,261        572,453
   Team, Inc.*                                                 26,306        720,258
                                                                         -----------
                                                                           1,292,711
                                                                         -----------
COMMERCIAL SERVICES-FINANCE - 0.6%
   PRG-Schultz International, Inc.*                            38,700        525,546
                                                                         -----------
COMPUTER SERVICES - 0.9%
   BluePhoenix Solutions, Ltd.*                                41,000        754,810
                                                                         -----------
COMPUTER SOFTWARE - 1.3%
   Double-Take Software, Inc.*                                 30,600        584,766
   Phoenix Technologies, Ltd.*                                 50,300        538,713
                                                                         -----------
                                                                           1,123,479
                                                                         -----------
COMPUTERS-INTEGRATED SYSTEMS - 2.4%
   3D Systems Corp.*                                           32,200        760,564
   Netscout Systems, Inc.*                                     53,800        586,420
   Stratasys, Inc.*                                            23,004        633,990
                                                                         -----------
                                                                           1,980,974
                                                                         -----------
COMPUTERS-PERIPHERAL EQUIPMENT - 0.7%
   Immersion Corp.*                                            35,900        588,042
                                                                         -----------
DATA PROCESSING/MANAGEMENT - 1.7%
   FalconStor Software, Inc.*                                  64,020        771,441
   Pegasystems, Inc.                                           54,600        649,740
                                                                         -----------
                                                                           1,421,181
                                                                         -----------
DIAGNOSTIC KITS - 0.9%
   Quidel Corp.*                                               37,300        729,588
                                                                         -----------
DISTRIBUTION/WHOLESALE - 0.8%
   MWI Veterinary Supply, Inc.*                                17,700        668,175
                                                                         -----------
DIVERSIFIED MANUFACTURING OPERATIONS - 2.6%
   AZZ, Inc.*                                                  14,460        505,522
   Koppers Holdings, Inc.                                      24,690        953,281
   LSB Industries, Inc.*                                       32,700        773,355
                                                                         -----------
                                                                           2,232,158
                                                                         -----------
E-COMMERCE/PRODUCTS - 1.3%
   Shutterfly, Inc.*                                           34,988      1,116,467
                                                                         -----------
ELECTRONIC COMPONENTS-MISCELLANEOUS - 0.9%
   Methode Electronics, Inc. Cl. A                             50,300        757,015
                                                                         -----------
ELECTRONIC COMPONENTS-SEMICONDUCTORS - 1.7%
   Advanced Analogic Technologies, Inc.*                       63,000        670,320
   Monolithic Power Systems, Inc.*                             30,300        769,620
                                                                         -----------
                                                                           1,439,940
                                                                         -----------
ELECTRONIC DESIGN AUTOMATION - 0.7%
   Magma Design Automation, Inc.*                              40,340        567,584
ELECTRONIC MEASURE INSTRUMENTS - 2.5%
   Axsys Technologies, Inc.*                                   24,458        757,220
   FARO Technologies, Inc.*                                    20,030        884,325
   Measurement Specialties, Inc.*                              15,700        438,030
                                                                         -----------
                                                                           2,079,575
                                                                         -----------
ENGINEERING/R & D SERVICES - 2.0%
   Michael Baker Corp.*                                        20,256        992,747
   Stanley, Inc.*                                              25,600        705,280
                                                                         -----------
                                                                           1,698,027
                                                                         -----------
ENTERPRISE SOFTWARE/SERVICES - 2.5%
   American Software, Inc. Cl. A                               48,800        448,960
   JDA Software Group, Inc.*                                   43,859        906,127
   Taleo Corp. Cl. A*                                          31,248        794,012
                                                                         -----------
                                                                           2,149,099
                                                                         -----------
FIREARMS & AMMUNITION - 0.7%
   Sturm Ruger & Co., Inc.*                                    35,059        627,907
                                                                         -----------
FOOD-WHOLESALE/DISTRIBUTION - 0.4%
   Spartan Stores, Inc.                                        16,470        371,069
                                                                         -----------
INSTRUMENTS-CONTROLS - 0.6%
   Spectrum Control, Inc.*                                     33,900        491,211
                                                                         -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                             NUMBER OF
                                                                SHARES        VALUE
------------------------------------------------------------------------------------
INTERNET APPLICATIONS SOFTWARE - 1.8%
   S1 Corp.*                                                   88,670    $   802,464
   Vocus, Inc.*                                                24,660        721,058
                                                                         -----------
                                                                           1,523,522
                                                                         -----------
INTERNET FINANCIAL SERVICES - 0.7%
   Authorize.Net Holdings, Inc.*                               35,600        627,628
                                                                         -----------
INTERNET INFRASTRUCTURE SOFTWARE - 1.4%
   Chordiant Software, Inc.*                                   54,916        761,136
   TeleCommunication Systems, Inc. Cl. A*                     113,500        452,865
                                                                         -----------
                                                                           1,214,001
                                                                         -----------
INTERNET SECURITY - 0.8%
   Vasco Data Security International*                          17,800        628,518
                                                                         -----------
MACHINERY TOOLS & RELATED PRODUCTS - 0.9%
   Hardinge, Inc.                                              22,300        776,709
                                                                         -----------
MACHINERY-FARM - 0.9%
   Lindsay Corp.                                               17,519        766,982
                                                                         -----------
MACHINERY-GENERAL INDUSTRY - 1.3%
   Chart Industries, Inc.*                                     32,670      1,050,667
                                                                         -----------
MARINE SERVICES - 0.6%
   Great Lakes Dredge & Dock Corp.*                            61,300        536,988
                                                                         -----------
MEDICAL INFORMATION SYSTEMS - 0.9%
   Phase Forward, Inc.*                                        38,200        764,382
                                                                         -----------
MEDICAL LABS & TESTING SERVICES - 1.0%
   Bio-Reference Labs, Inc.*                                   23,960        808,890
                                                                         -----------
MEDICAL LASER SYSTEMS - 1.2%
   Cynosure, Inc. Cl. A*                                       26,410        974,529
                                                                         -----------
MEDICAL PRODUCTS - 2.3%
   Osteotech, Inc.*                                            68,200        512,864
   Synovis Life Technologies, Inc.*                            38,260        825,268
   Tutogen Medical, Inc.*                                      51,270        589,605
                                                                         -----------
                                                                           1,927,737
                                                                         -----------
MEDICAL-BIOMEDICAL/GENETICS - 3.6%
   AMAG Pharmaceuticals, Inc.*                                  8,200        469,040
   CryoLife, Inc.*                                             61,420        580,419
   Regeneration Technologies, Inc.*                            64,400        690,368
   Sangamo Biosciences, Inc.*                                  45,700        644,827
   Seattle Genetics, Inc.*                                     61,800        694,632
                                                                         -----------
                                                                           3,079,286
                                                                         -----------
MEDICAL-DRUGS - 1.3%
   Akorn, Inc.*                                                86,400        647,136
   Biodel, Inc.*                                               25,900        441,336
                                                                         -----------
                                                                           1,088,472
                                                                         -----------
MEDICAL-GENERIC DRUGS - 0.4%
   Javelin Pharmaceuticals, Inc.*                              73,600        369,472
                                                                         -----------
MEDICAL-NURSING HOMES - 0.5%
   Sun Healthcare Group, Inc.*                                 26,200        437,802
                                                                         -----------
METAL PROCESSORS & FABRICATION - 5.4%
   Ampco-Pittsburgh Corp.                                      13,800        543,444
   CIRCOR International, Inc.                                  17,740        805,573
   Dynamic Materials Corp.                                     16,100        771,029
   LB Foster Co. Cl. A*                                        24,520      1,065,639
   RBC Bearings, Inc.*                                         15,100        579,085
   Sun Hydraulics Corp.                                        26,192        832,906
                                                                         -----------
                                                                           4,597,676
                                                                         -----------
MRI/MEDICAL DIAGNOSTIC IMAGING CENTERS - 0.7%
   Alliance Imaging, Inc.*                                     65,400        592,524
                                                                         -----------
OIL COMPANIES-EXPLORATION & PRODUCTION - 1.8%
   Arena Resources, Inc.*                                       9,650        632,075
   Gulfport Energy Corp.*                                      37,600        889,616
                                                                         -----------
                                                                           1,521,691
                                                                         -----------
OIL FIELD MACHINERY & EQUIPMENT - 3.6%
   Bolt Technology Corp.*                                      14,690        479,775
   Flotek Industries, Inc.*                                    17,080        754,082
   Mitcham Industries, Inc.*                                   33,000        636,240
   T-3 Energy Services, Inc.*                                  27,000      1,151,280
                                                                         -----------
                                                                           3,021,377
                                                                         -----------
OIL-FIELD SERVICES - 0.7%
   Matrix Service Co.*                                         29,840        625,148
                                                                         -----------
POLLUTION CONTROL - 0.4%
   Fuel Tech, Inc.*                                            16,688        368,638
                                                                         -----------
PRIVATE CORRECTIONS - 1.0%
   Cornell Cos., Inc.*                                         34,800        819,540
                                                                         -----------
RACETRACKS - 1.0%
   Churchill Downs, Inc.*                                      16,600        829,336
                                                                         -----------
RECYCLING - 0.7%
   Metalico, Inc.*                                             68,810        626,859
                                                                         -----------
RESEARCH & DEVELOPMENT - 1.6%
   Exponent, Inc.*                                             30,800        772,772
   Kendle International, Inc.*                                 14,700        610,491
                                                                         -----------
                                                                           1,383,263
                                                                         -----------
RETAIL-AUTOMOBILE - 0.9%
   Rush Enterprises, Inc. Cl. A*                               29,200        740,220
                                                                         -----------
SATELLITE TELECOMMUNICATIONS - 0.7%
   GeoEye, Inc.*                                               22,900        589,675
                                                                         -----------
SCHOOLS - 1.2%
   Capella Education Co.*                                      17,800        995,198
                                                                         -----------
SEISMIC DATA COLLECTION - 1.0%
   Dawson Geophysical Co.*                                     10,940        847,959
                                                                         -----------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS - 0.9%
   O2Micro International, Ltd. - ADR*                          46,970        726,626
                                                                         -----------
SPECIFIED PURPOSE ACQUISITION - 1.6%
   Endeavor Acquisition Corp.*                                 54,200        642,270
   Star Maritime Acquisition Corp.*                            53,200        745,332
                                                                         -----------
                                                                           1,387,602
                                                                         -----------
TELECOMMUNICATIONS EQUIPMENT - 1.9%
   Network Equipment Technologies, Inc.*                       68,340        990,930
   Preformed Line Products Co.                                 11,500        598,230
                                                                         -----------
                                                                           1,589,160
                                                                         -----------
TELECOMMUNICATIONS SERVICES - 0.6%
   Knology, Inc.*                                              28,400        475,132
                                                                         -----------
THERAPEUTICS - 1.0%
   Anika Therapeutics, Inc.*                                   38,372        798,521
                                                                         -----------
TRANSPORT-SERVICES - 0.7%
   Dynamex, Inc.*                                              22,700        581,574
                                                                         -----------
VETERINARY PRODUCTS - 0.8%
   PetMed Express, Inc.*                                       50,100        701,901
                                                                         -----------
WATER - 0.7%
   Pico Holdings, Inc.*                                        13,600        565,080
                                                                         -----------
WATER TREATMENT SYSTEMS - 0.9%
   Basin Water, Inc.*                                          66,200        783,146
                                                                         -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                             NUMBER OF
                                                               SHARES       VALUE
------------------------------------------------------------------------------------
WIRELESS EQUIPMENT - 1.1%
   Globecomm Systems, Inc.*                                    42,050    $   557,583
   Novatel Wireless, Inc.*                                     16,281        368,765
                                                                         -----------
                                                                             926,348
                                                                         -----------
WOUND, BURN & SKIN CARE - 0.7%
   Obagi Medical Products, Inc.*                               30,713        567,269
                                                                         -----------
Total Common Stock (Cost: $68,691,605)                                    83,556,626
                                                                         -----------

                                                             PRINCIPAL
                                                                AMOUNT
------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 2.1%
TIME DEPOSIT - 2.1%
   Bank of America London
      4.370%, 10/01/07 (Cost: $1,787,914)                    $1,787,914    1,787,914
------------------------------------------------------------------------------------
Total Investments - 100.9% (Cost: $70,479,519)                            85,344,540
------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets - (0.9%)                              (808,800)
------------------------------------------------------------------------------------
Net Assets - 100.0%                                                      $84,535,740
------------------------------------------------------------------------------------

*    NON-INCOME PRODUCING SECURITIES.

ADR  - AMERICAN DEPOSITORY RECEIPT

SCHEDULE OF INVESTMENTS BY SECTOR
as of September 30, 2007 (Unaudited)

                                                                          PERCENT OF
SECTOR                                                                    NET ASSETS
------------------------------------------------------------------------------------
Industrial                                                                   28.3%
Consumer, Non-cyclical                                                       22.9
Technology                                                                   16.3
Communications                                                               11.4
Energy                                                                        7.1
Consumer, Cyclical                                                            6.7
Basic Materials                                                               3.8
Financial                                                                     1.6
Utilities                                                                     0.7
Short Term Investments                                                        2.1
------------------------------------------------------------------------------------
Total Investments                                                           100.9
Liabilities in excess of other assets                                        (0.9)
------------------------------------------------------------------------------------
Net Assets                                                                  100.0%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

U. S. EMERGING GROWTH FUND

MANAGEMENT TEAM: JOHN C. MCCRAW, Portfolio Manager; ROBERT S. MARREN, Portfolio Manager; BLAKE H. BURDINE, Analyst; K. MATHEW AXLINE, CFA, Analyst; STEPHEN W. LYFORD, Analyst

CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

GOAL: The U.S. Emerging Growth Fund seeks to maximize long-term capital appreciation through investments primarily in U.S. companies with market capitalizations similar to the Russell 2000 Growth Index at time of purchase.

MARKET OVERVIEW: U.S. small-cap growth stocks delivered healthy increases during the six months ended September 30, 2007. Solid gains throughout much of the period eclipsed a summer decline caused by deterioration in the mortgage market and the worst liquidity crunch in nearly ten years. Factors contributing to the period's overall positive results included:

- Improvement in the economy, with GDP growing at a 3.8% annual rate in the second quarter compared to the meager 0.6% growth rate posted in the prior quarter

- Soaring merger and buyout activity, fueled by corporate cash surpluses and robust inflows into private equity funds

- Accommodative monetary policy from the Federal Reserve, including the first cut in the target funds rate since June 2003

Small-cap growth stocks outperformed small-cap value stocks in every month of the period -- their longest winning streak in more than seven years. Within the small-cap growth market, financials was the only sector to decline amid problems with subprime mortgages and tighter credit market conditions. The materials sector turned in the highest return, boosted by double-digit gains in chemicals and metals and mining stocks.

PERFORMANCE: The Fund's Class I shares rose 15.89% during the six months ended September 30, 2007, outperforming the 6.70% gain in the Russell 2000 Growth Index.

PORTFOLIO SPECIFICS: The Fund's outperformance was due to stock selection, which was positive in most sectors and strongest in industrials. The Fund's best-performing investments included DryShips and Excel Maritime Carriers, two shipping companies that specialize in transporting dry bulk commodities, such as coal and grain. Both benefited from better-than-expected demand for dry bulk commodities that pushed up the daily charter rates on their vessels. JA Solar Holdings, a manufacturer of solar cells, was another top performer in the industrials sector. The company was recognized for its floating-price supply contracts, which should provide a cost advantage relative to competitors that have locked in what are expected to be high prices for the wafers used to create the cells.

Stock selection was also especially strong in the information technology sector, helped by a significant gain from Vasco Data Security International. The company provides technologies that increase the security of web-based transactions, such as online banking, and is experiencing brisk demand from financial institutions in Asia. Areas of relative weakness in the Fund included stock selection in the consumer discretionary sector, where several of our retail holdings underperformed.

MARKET OUTLOOK: Continued softness in the housing market and record-high commodity prices may dampen investor sentiment over the coming months. However, additional monetary easing from the Fed may drive further gains in small-cap growth stocks. History shows that the beginning of a monetary easing cycle, as we saw in September, typically benefits equity investors.

In the changing market environment, we believe our focus on stocks exhibiting positive and sustainable change will continue to lead us to exciting investment opportunities for the Fund.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN U.S. EMERGING GROWTH FUND CLASS I SHARES WITH THE RUSSELL 2000 GROWTH INDEX.

[CHART]

              U.S. EMERGING
               GROWTH FUND         RUSSELL 2000
             CLASS I SHARES        GROWTH INDEX
 10/1/1993      $250,000             $250,000
10/31/1993      $250,400             $257,225
11/30/1993      $237,400             $246,820
12/31/1993      $249,920             $256,560
 1/31/1994      $257,143             $263,389
 2/28/1994      $255,286             $262,230
 3/31/1994      $234,855             $246,122
 4/30/1994      $235,474             $246,498
 5/31/1994      $229,076             $240,974
 6/30/1994      $217,519             $230,677
 7/31/1994      $222,679             $233,965
 8/31/1994      $237,744             $251,133
 9/30/1994      $240,633             $252,185
10/31/1994      $243,935             $254,871
11/30/1994      $231,553             $244,559
12/31/1994      $241,147             $250,321
 1/31/1995      $231,007             $245,222
 2/28/1995      $243,351             $256,553
 3/31/1995      $255,254             $264,047
 4/30/1995      $259,442             $268,018
 5/31/1995      $261,426             $271,529
 6/30/1995      $284,571             $290,241
 7/31/1995      $312,124             $312,862
 8/31/1995      $313,006             $316,723
 9/30/1995      $319,619             $323,244
10/31/1995      $307,055             $307,344
11/30/1995      $320,721             $320,910
12/31/1995      $327,708             $328,021
 1/31/1996      $323,033             $325,305
 2/29/1996      $342,668             $340,139
 3/31/1996      $352,952             $346,864
 4/30/1996      $389,650             $373,492
 5/31/1996      $411,388             $392,645
 6/30/1996      $386,378             $367,131
 7/31/1996      $341,966             $322,312
 8/31/1996      $372,353             $346,172
 9/30/1996      $397,130             $364,000
10/31/1996      $379,833             $348,297
11/30/1996      $383,574             $357,983
12/31/1996      $389,595             $364,964
 1/31/1997      $394,413             $374,081
 2/28/1997      $351,961             $351,490
 3/31/1997      $332,993             $326,685
 4/30/1997      $327,874             $322,906
 5/31/1997      $379,961             $371,438
 6/30/1997      $407,660             $384,034
 7/31/1997      $436,865             $403,712
 8/31/1997      $445,295             $415,827
 9/30/1997      $487,145             $449,010
10/31/1997      $452,521             $422,043
11/30/1997      $435,017             $411,981
12/31/1997      $436,748             $412,212
 1/31/1998      $426,704             $406,713
 2/28/1998      $464,803             $442,622
 3/31/1998      $490,779             $461,190
 4/30/1998      $490,779             $464,017
 5/31/1998      $452,334             $430,306
 6/30/1998      $468,959             $434,704
 7/31/1998      $429,195             $398,406
 8/31/1998      $325,073             $306,438
 9/30/1998      $358,956             $337,508
10/31/1998      $363,545             $355,112
11/30/1998      $401,944             $382,658
12/31/1998      $455,854             $417,285
 1/31/1999      $500,962             $436,054
 2/28/1999      $447,786             $396,164
 3/31/1999      $495,828             $410,275
 4/30/1999      $525,167             $446,507
 5/31/1999      $504,263             $447,212
 6/30/1999      $566,975             $470,771
 7/31/1999      $569,542             $456,215
 8/31/1999      $564,775             $439,153
 9/30/1999      $581,645             $447,624
10/31/1999      $637,022             $459,088
11/30/1999      $720,228             $507,631
12/31/1999      $882,812             $597,101
 1/31/2000      $860,761             $591,542
 2/29/2000    $1,159,018             $729,171
 3/31/2000    $1,010,263             $652,520
 4/30/2000      $867,488             $586,635
 5/31/2000      $762,089             $535,270
 6/30/2000      $918,319             $604,416
 7/31/2000      $822,264             $552,617
 8/31/2000      $942,613             $610,747
 9/30/2000      $886,924             $580,405
10/31/2000      $793,111             $533,294
11/30/2000      $611,428             $436,464
12/31/2000      $665,221             $463,171
 1/31/2001      $676,406             $500,660
 2/28/2001      $563,494             $432,029
 3/31/2001      $509,701             $392,749
 4/30/2001      $570,951             $440,833
 5/31/2001      $573,081             $451,043
 6/30/2001      $583,733             $463,343
 7/31/2001      $545,918             $423,815
 8/31/2001      $509,701             $397,327
 9/30/2001      $423,420             $333,198
10/31/2001      $459,104             $365,252
11/30/2001      $495,321             $395,751
12/31/2001      $518,223             $420,406
 1/31/2002      $503,310             $405,439
 2/28/2002      $471,886             $379,207
 3/31/2002      $510,766             $412,161
 4/30/2002      $502,777             $403,258
 5/31/2002      $476,147             $379,667
 6/30/2002      $442,593             $347,472
 7/31/2002      $379,746             $294,065
 8/31/2002      $378,681             $293,918
 9/30/2002      $358,442             $272,697
10/31/2002      $364,833             $286,496
11/30/2002      $382,409             $314,887
12/31/2002      $356,844             $293,160
 1/31/2003      $346,725             $285,186
 2/28/2003      $336,072             $277,572
 3/31/2003      $336,605             $281,763
 4/30/2003      $368,029             $308,418
 5/31/2003      $400,517             $343,177
 6/30/2003      $410,637             $349,800
 7/31/2003      $442,060             $376,245
 8/31/2003      $469,223             $396,449
 9/30/2003      $446,854             $386,419
10/31/2003      $488,397             $419,806
11/30/2003      $500,647             $433,491
12/31/2003      $491,593             $435,442
 1/31/2004      $520,886             $458,303
 2/29/2004      $511,831             $457,615
 3/31/2004      $511,299             $459,766
 4/30/2004      $480,408             $436,686
 5/31/2004      $485,734             $445,376
 6/30/2004      $507,038             $460,162
 7/31/2004      $462,832             $418,886
 8/30/2004      $444,191             $409,880
 9/30/2004      $476,147             $432,546
10/31/2004      $488,908             $443,057
11/30/2004      $528,314             $480,495
12/31/2004      $546,435             $497,745
 1/31/2005      $525,124             $475,297
 2/28/2005      $538,462             $481,808
 3/31/2005      $520,370             $463,740
 4/30/2005      $487,327             $434,246
 5/31/2005      $520,903             $464,861
 6/30/2005      $544,344             $479,876
 7/31/2005      $584,299             $513,419
 8/31/2005      $588,564             $506,180
 9/30/2005      $594,450             $510,179
10/31/2005      $578,994             $491,302
11/30/2005      $606,091             $519,110
12/31/2005      $618,334             $518,331
 1/31/2006      $688,701             $568,350
 2/28/2006      $698,274             $565,338
 3/31/2006      $740,938             $592,813
 4/30/2006      $749,459             $591,094
 5/31/2006      $705,765             $549,481
 6/30/2006      $701,531             $549,811
 7/31/2006      $658,317             $521,276
 8/31/2006      $665,229             $536,549
 9/30/2006      $666,293             $540,198
10/31/2006      $699,341             $575,256
11/30/2006      $712,139             $589,005
12/31/2006      $719,047             $587,591
 1/31/2007      $733,931             $598,521
 2/28/2007      $740,243             $596,605
 3/31/2007      $750,533             $602,094
 4/30/2007      $788,960             $617,869
 5/31/2007      $830,222             $646,044
 6/30/2007      $849,733             $642,297
 7/31/2007      $809,030             $608,962
 8/31/2007      $828,528             $624,247
 9/30/2007      $869,789             $642,412

Annualized Total Returns As of 9/30/07

                                                     1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
U.S. Emerging Growth Fund Class I                    30.54%    19.39%     5..96%
--------------------------------------------------------------------------------
Russell 2000 Growth Index                            18.94%    18.70%     3..65%
--------------------------------------------------------------------------------

THE GRAPH ABOVE SHOWS THE VALUE OF A HYPOTHETICAL $250,000 INVESTMENT IN THE FUND'S CLASS I SHARES COMPARED WITH THE RUSSELL 2000 GROWTH INDEX FOR THE PERIODS INDICATED. THE FUND CALCULATES PERFORMANCE BASED UPON THE HISTORICAL PERFORMANCE OF A CORRESPONDING SERIES OF NICHOLAS-APPLEGATE MUTUAL FUNDS (RENAMED ING MUTUAL FUNDS), ADJUSTED TO REFLECT ALL FEES AND EXPENSES APPLICABLE TO CLASS I SHARES. THE NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS' CLASS I SHARES WERE FIRST AVAILABLE ON MAY 7, 1999. AVERAGE ANNUAL TOTAL RETURN FIGURES INCLUDE CHANGES IN PRINCIPAL VALUE, REINVESTED DIVIDENDS, AND CAPITAL GAIN DISTRIBUTIONS. THE TOTAL RETURNS SHOWN ABOVE DO NOT SHOW THE EFFECTS OF INCOME TAXES ON AN INDIVIDUAL'S INVESTMENT. IN MOST CASES, TAXES MAY REDUCE YOUR ACTUAL INVESTMENT RETURNS ON INCOME OR GAINS PAID BY THE FUND OR ANY GAINS YOU MAY REALIZE IF YOU SELL YOUR SHARES. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS.

THE RUSSELL 2000 GROWTH INDEX IS AN UNMANAGED INDEX COMPRISED OF THOSE RUSSELL 2000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX, WHICH REPRESENTS APPROXIMATELY 10% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX. THE UNMANAGED INDEX DIFFERS FROM THE FUND IN COMPOSITION, DOES NOT PAY MANAGEMENT FEES OR EXPENSES AND INCLUDES REINVESTED DIVIDENDS. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2007

                                                                    NUMBER OF
                                                                       SHARES         VALUE
-------------------------------------------------------------------------------------------
COMMON STOCK - 99.5%
ADVERTISING SERVICES - 0.6%
   inVentiv Health, Inc.*                                               1,800   $    78,876
                                                                                -----------
AEROSPACE/DEFENSE-EQUIPMENT - 5.4%
   AAR Corp.*                                                           2,200        66,748
   BE Aerospace, Inc.*                                                  2,000        83,060
   Ducommun, Inc.*,##                                                   2,100        67,830
   Kaman Corp.                                                          2,300        79,488
   Moog, Inc. Cl. A*,##                                                 1,600        70,304
   Orbital Sciences Corp.*                                              3,800        84,512
   TransDigm Group, Inc.*                                               2,600       118,846
   Triumph Group, Inc.                                                  1,300       106,223
                                                                                -----------
                                                                                    677,011
                                                                                -----------
AGRICULTURAL CHEMICALS - 1.6%
   CF Industries Holdings, Inc.                                         1,500       113,865
   UAP Holding Corp.                                                    2,600        81,536
                                                                                -----------
                                                                                    195,401
                                                                                -----------
AIRLINES - 0.4%
   Republic Airways Holdings, Inc.*                                     2,400        50,808
                                                                                -----------
ALTERNATIVE WASTE TECH - 0.6%
   Darling International, Inc.*                                         7,400        73,186
                                                                                -----------
APPAREL MANUFACTURERS - 1.3%
   G-III Apparel Group, Ltd.*,##                                        3,300        64,977
   Phillips-Van Heusen                                                    800        41,984
   Volcom, Inc.*,##                                                     1,200        51,024
                                                                                -----------
                                                                                    157,985
                                                                                -----------
APPLICATIONS SOFTWARE - 0.5%
   Actuate Corp.*                                                       9,800        63,210
                                                                                -----------
AUDIO/VIDEO PRODUCTS - 0.6%
   Universal Electronics, Inc.*,##                                      2,300        74,750
                                                                                -----------
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL - 2.1%
   ArvinMeritor, Inc.                                                   3,600        60,552
   Spartan Motors, Inc.##                                               4,700        79,101
   Tenneco, Inc.*,##                                                    1,800        55,818
   Titan International, Inc.##                                          2,300        73,416
                                                                                -----------
                                                                                    268,887
                                                                                -----------
BROADCAST SERVICES/PROGRAMMING - 0.6%
   DG FastChannel, Inc.*,##                                             3,400        80,172
                                                                                -----------
BUILDING & CONSTRUCTION-MISCELLANEOUS - 0.7%
   Layne Christensen Co.*                                               1,500        83,220
                                                                                -----------
BUILDING PRODUCTS-DOORS & WINDOWS - 0.6%
   Apogee Enterprises, Inc.                                             2,900        75,226
                                                                                -----------
BUILDING PRODUCTS-LIGHT FIXTURES - 0.6%
   LSI Industries, Inc.                                                 3,600        73,872
                                                                                -----------
BUILDING-HEAVY CONSTRUCTION - 0.8%
   Perini Corp.*                                                        1,700        95,081
                                                                                -----------
BUILDING-MAINTENANCE & SERVICE - 0.5%
   Healthcare Services Group##                                          3,300        66,891
                                                                                -----------
CASINO HOTELS - 0.2%
   MTR Gaming Group, Inc.*,##                                           2,400        22,872
                                                                                -----------
CASINO SERVICES - 0.8%
   Bally Technologies, Inc.*                                            2,800        99,204
                                                                                -----------
CHEMICALS-PLASTICS - 1.1%
   Metabolix, Inc.*,##                                                  2,900        70,354
   PolyOne Corp.*                                                       9,400        70,218
                                                                                -----------
                                                                                    140,572
                                                                                -----------
CHEMICALS-SPECIALTY - 0.6%
   Terra Industries, Inc.*                                              2,500        78,150
                                                                                -----------
COMPUTER SERVICES - 0.8%
   BluePhoenix Solutions, Ltd.*                                         5,400        99,414
                                                                                -----------
COMPUTERS-INTEGRATED SYSTEMS - 0.5%
   Radiant Systems, Inc.*                                               4,300        68,069
                                                                                -----------
COMPUTERS-PERIPHERAL EQUIPMENT - 1.6%
   Sigma Designs, Inc.*,##                                              1,700        82,008
   Synaptics, Inc.*,##                                                  2,500       119,400
                                                                                -----------
                                                                                    201,408
                                                                                -----------
CONSULTING SERVICES - 1.2%
   FTI Consulting, Inc.*                                                1,800        90,558
   Watson Wyatt Worldwide, Inc. Cl. A                                   1,300        58,422
                                                                                -----------
                                                                                    148,980
                                                                                -----------
CONSUMER PRODUCTS-MISCELLANEOUS - 1.1%
   Fossil, Inc.*                                                        1,700        63,512
   Tupperware Brands Corp.##                                            2,200        69,278
                                                                                -----------
                                                                                    132,790
                                                                                -----------
COSMETICS & TOILETRIES - 0.7%
   Elizabeth Arden, Inc.*                                               3,200        86,272
                                                                                -----------
DATA PROCESSING/MANAGEMENT - 0.6%
   FalconStor Software, Inc.*,##                                        6,000        72,300
                                                                                -----------
DIAGNOSTIC KITS - 0.7%
   Inverness Medical Innovations, Inc.*                                 1,600        88,512
                                                                                -----------
DIVERSIFIED MANUFACTURING OPERATIONS - 2.9%
   Ameron International Corp.                                             700        74,039
   Barnes Group, Inc.##                                                 2,800        89,376
   Koppers Holdings, Inc.##                                             2,700       104,247
   LSB Industries, Inc.*,##                                             3,800        89,870
                                                                                -----------
                                                                                    357,532
                                                                                -----------
E-COMMERCE/PRODUCTS - 0.9%
   Shutterfly, Inc.*,##                                                 3,700       118,067
                                                                                -----------
ELECTRONIC COMPONENTS-SEMICONDUCTORS - 3.8%
   Advanced Analogic Technologies, Inc.*                                6,100        64,904
   Emcore Corp.*,##                                                    10,600       101,760
   Omnivision Technologies, Inc.*,##                                    3,400        77,282
   Semtech Corp.*                                                       4,000        81,920
   SiRF Technology Holdings, Inc.*,##                                   3,500        74,725
   Skyworks Solutions, Inc.*                                            8,800        79,552
                                                                                -----------
                                                                                    480,143
                                                                                -----------
ELECTRONIC DESIGN AUTOMATION - 0.7%
   Magma Design Automation, Inc.*,##                                    5,800        81,606
                                                                                -----------
ELECTRONIC MEASURE INSTRUMENTS - 1.2%
   FARO Technologies, Inc.*,##                                          1,600        70,640
   Itron, Inc.*                                                           900        83,763
                                                                                -----------
                                                                                    154,403
                                                                                -----------
E-MARKETING/INFORMATION - 0.4%
   Valueclick, Inc.*                                                    2,300        51,658
                                                                                -----------
ENERGY-ALTERNATE SOURCES - 0.8%
   JA Solar Holdings Co., Ltd. - ADR*,##                                2,100        94,395
                                                                                -----------
ENGINEERING/R & D SERVICES - 2.7%
   Aecom Technology Corp.*,##                                           2,400        83,832
   EMCOR Group, Inc.*                                                   2,000        62,720
   Michael Baker Corp.*,##                                              2,100       102,921
   URS Corp.*                                                           1,500        84,675
                                                                                -----------
                                                                                    334,148
                                                                                -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                    NUMBER OF
                                                                       SHARES         VALUE
-------------------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES - 2.9%
   American Software, Inc. Cl. A                                        6,900   $    63,480
   Concur Technologies, Inc.*                                           3,100        97,712
   JDA Software Group, Inc.*                                            3,200        66,112
   Lawson Software, Inc.*,##                                            7,100        71,071
   Ultimate Software Group, Inc.*,##                                    1,700        59,330
                                                                                -----------
                                                                                    357,705
                                                                                -----------
ENTERTAINMENT SOFTWARE - 0.6%
   Take-Two Interactive Software, Inc.*,##                              4,400        75,152
                                                                                -----------
FINANCE-OTHER SERVICES - 1.0%
   FCStone Group, Inc.*                                                 1,650        53,245
   GFI Group, Inc.*                                                       800        68,896
                                                                                -----------
                                                                                    122,141
                                                                                -----------
FIREARMS & AMMUNITION - 0.6%
   Smith & Wesson Holding Corp.*,##                                     3,800        72,542
                                                                                -----------
FOOD-MISCELLANEOUS/DIVERSIFIED - 0.3%
   M&F Worldwide Corp.*                                                   800        40,152
                                                                                -----------
FOOD-WHOLESALE/DISTRIBUTION - 0.4%
   Spartan Stores, Inc.                                                 2,300        51,819
                                                                                -----------
FOOTWEAR & RELATED APPAREL - 0.5%
   Iconix Brand Group, Inc.*,##                                         2,600        61,854
                                                                                -----------
HOME FURNISHINGS - 0.9%
   Tempur-Pedic International, Inc.##                                   3,100       110,825
                                                                                -----------
HOTELS & MOTELS - 0.6%
   Morgans Hotel Group Co.*                                             3,200        69,600
                                                                                -----------
HOUSEWARES - 0.6%
   Libbey, Inc.##                                                       4,200        73,584
                                                                                -----------
INDUSTRIAL AUDIO & VIDEO PRODUCTS - 0.7%
   China Security & Surveillance Technology, Inc.*,##                   3,500        85,050
                                                                                -----------
INDUSTRIAL AUTOMATION/ROBOTICS - 0.7%
   Hurco Cos, Inc.*,##                                                  1,600        86,496
                                                                                -----------
INSTRUMENTS-SCIENTIFIC - 0.5%
   FEI Co.*,##                                                          2,000        62,860
                                                                                -----------
INTERNET APPLICATIONS SOFTWARE - 1.1%
   Cybersource Corp.*,##                                                5,200        60,788
   DealerTrack Holdings, Inc.*                                          1,800        75,384
                                                                                -----------
                                                                                    136,172
                                                                                -----------
INTERNET INFRASTRUCTURE SOFTWARE - 0.6%
   Chordiant Software, Inc.*                                            5,200        72,072
                                                                                -----------
INTERNET SECURITY - 0.6%
   Vasco Data Security International*                                   2,000        70,620
                                                                                -----------
INVESTMENT COMPANIES - 0.3%
   NexCen Brands, Inc.*,##                                              5,500        36,960
                                                                                -----------
MACHINERY TOOLS & RELATED PRODUCTS - 0.8%
   Hardinge, Inc.                                                       2,800        97,524
                                                                                -----------
MACHINERY-CONSTRUCTION & MINING - 0.6%
   Bucyrus International, Inc. Cl. A                                    1,100        80,223
                                                                                -----------
MACHINERY-GENERAL INDUSTRY - 3.7%
   Altra Holdings, Inc.*,##                                             4,400        73,348
   Chart Industries, Inc.*                                              4,400       141,504
   DXP Enterprises, Inc.*,##                                            1,400        49,714
   Kadant, Inc.*,##                                                     2,400        67,200
   Middleby Corp.*                                                        800        51,632
   Robbins & Myers, Inc.                                                1,300        74,477
                                                                                -----------
                                                                                    457,875
                                                                                -----------
MEDICAL IMAGING SYSTEMS - 0.6%
   Given Imaging, Ltd.*,##                                              2,600        71,552
                                                                                -----------
MEDICAL INFORMATION SYSTEMS - 0.8%
   Phase Forward, Inc.*                                                 5,200       104,052
                                                                                -----------
MEDICAL INSTRUMENTS - 1.2%
   Arthrocare Corp.*                                                    1,300        72,657
   NuVasive, Inc.*                                                      2,300        82,639
                                                                                -----------
                                                                                    155,296
                                                                                -----------
MEDICAL LABS & TESTING SERVICES - 0.8%
   Icon PLC - ADR*,##                                                   2,000       102,060
                                                                                -----------
MEDICAL LASER SYSTEMS - 0.9%
   Cynosure, Inc. Cl. A*                                                2,900       107,010
                                                                                -----------
MEDICAL-BIOMEDICAL/GENETICS - 1.4%
   Alexion Pharmaceuticals, Inc.*                                       1,500        97,725
   Regeneron Pharmaceuticals, Inc.*                                     4,100        72,980
                                                                                -----------
                                                                                    170,705
                                                                                -----------
MEDICAL-DRUGS - 0.4%
   Indevus Pharmaceuticals, Inc.*                                       7,200        49,752
                                                                                -----------
MEDICAL-OUTPATIENT/HOME MEDICAL CARE - 0.7%
   Air Methods Corp.*,##                                                1,900        87,780
                                                                                -----------
METAL PROCESSORS & FABRICATION - 2.7%
   CIRCOR International, Inc.                                           2,000        90,820
   Haynes International, Inc.*                                            900        76,833
   LB Foster Co. Cl. A*,##                                              1,900        82,574
   RBC Bearings, Inc.*                                                  2,300        88,205
                                                                                -----------
                                                                                    338,432
                                                                                -----------
NETWORKING PRODUCTS - 0.4%
   Switch & Data Facilities Co., Inc.*,##                               3,100        50,499
                                                                                -----------
NON-FERROUS METALS - 0.3%
   USEC, Inc.*,##                                                       3,200        32,800
                                                                                -----------
OIL COMPANIES-EXPLORATION & PRODUCTION - 0.6%
   Carrizo Oil & Gas, Inc.*,##                                          1,600        71,776
                                                                                -----------
OIL FIELD MACHINERY & EQUIPMENT - 2.6%
   Complete Production Services, Inc.*                                  3,100        63,488
   Flotek Industries, Inc.*,##                                          2,300       101,545
   NATCO Group, Inc.*                                                   1,500        77,625
   T-3 Energy Services, Inc.*                                           2,000        85,280
                                                                                -----------
                                                                                    327,938
                                                                                -----------
OIL-FIELD SERVICES - 0.9%
   Cal Dive International, Inc.*,##                                     4,800        72,000
   Oceaneering International, Inc.*                                       600        45,480
                                                                                -----------
                                                                                    117,480
                                                                                -----------
PAPER & RELATED PRODUCTS - 0.9%
   Neenah Paper, Inc.                                                   1,500        49,635
   Rock-Tenn Co. Cl. A                                                  2,400        69,360
                                                                                -----------
                                                                                    118,995
                                                                                -----------
PHYSICAL THERAPY/REHABILITATION CENTERS - 0.4%
   Psychiatric Solutions, Inc.*                                         1,400        54,992
                                                                                -----------
POLLUTION CONTROL - 0.3%
   Fuel Tech, Inc.*,##                                                  1,700        37,553
                                                                                -----------
PRINTING-COMMERCIAL - 0.4%
   Consolidated Graphics, Inc.*                                           900        56,511
                                                                                -----------
PRIVATE CORRECTIONS - 1.6%
   Cornell Cos., Inc.*,##                                               3,300        77,715
   The Geo Group, Inc.*                                                 4,000       118,440
                                                                                -----------
                                                                                    196,155
                                                                                -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                    NUMBER OF
                                                                       SHARES         VALUE
-------------------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE - 1.6%
   Amtrust Financial Services, Inc.##                                   5,500   $    83,435
   Navigators Group, Inc.*                                              1,300        70,525
   Tower Group, Inc.                                                    2,000        52,360
                                                                                -----------
                                                                                    206,320
                                                                                -----------
RESEARCH & DEVELOPMENT - 1.3%
   Kendle International, Inc.*,##                                       1,900        78,907
   Parexel International Corp.*                                         2,000        82,540
                                                                                -----------
                                                                                    161,447
                                                                                -----------
RESORTS/THEME PARKS - 0.6%
   Vail Resorts, Inc.*,##                                               1,200        74,748
                                                                                -----------
RETAIL-APPAREL/SHOE - 1.4%
   Bebe Stores, Inc.##                                                  4,000        58,520
   Dress Barn, Inc.*                                                    3,400        57,834
   JOS A Bank Clothiers, Inc.*,##                                       1,700        56,814
                                                                                -----------
                                                                                    173,168
                                                                                -----------
RETAIL-AUTOMOBILE - 0.6%
   Rush Enterprises, Inc. Cl. A*                                        3,200        81,120
                                                                                -----------
RETAIL-JEWELRY - 0.7%
   Movado Group, Inc.                                                   2,700        86,184
                                                                                -----------
RETAIL-MISCELLANEOUS/DIVERSIFIED - 0.7%
   Pricesmart, Inc.##                                                   3,700        87,320
                                                                                -----------
RETAIL-SPORTING GOODS - 0.5%
   Zumiez, Inc.*,##                                                     1,300        57,681
                                                                                -----------
RUBBER-TIRES - 0.6%
   Cooper Tire & Rubber Co.                                             3,100        75,640
                                                                                -----------
SATELLITE TELECOMMUNICATIONS - 0.6%
   GeoEye, Inc.*                                                        3,100        79,825
                                                                                -----------
SCHOOLS - 1.3%
   Capella Education Co.*,##                                            2,000       111,820
   Corinthian Colleges, Inc.*                                           3,400        54,094
                                                                                -----------
                                                                                    165,914
                                                                                -----------
SEISMIC DATA COLLECTION - 0.5%
   ION Geophysical Corp.*,##                                            4,400        60,852
                                                                                -----------
SEMICONDUCTOR COMPONENTS- INTEGRATED CIRCUITS - 1.7%
   Anadigics, Inc.*,##                                                  5,600       101,248
   O2Micro International, Ltd. - ADR*                                   5,200        80,444
   Pericom Semiconductor Corp.*                                         3,200        37,504
                                                                                -----------
                                                                                    219,196
                                                                                -----------
STEEL PIPE &TUBE - 0.6%
   Valmont Industries, Inc.##                                             900        76,365
                                                                                -----------
TELECOMMUNICATIONS EQUIPMENT - 1.6%
   Arris Group, Inc.*                                                   3,600        44,460
   CommScope, Inc.*                                                     1,600        80,384
   Plantronics, Inc.                                                    2,800        79,940
                                                                                -----------
                                                                                    204,784
                                                                                -----------
TELECOMMUNICATIONS SERVICES - 1.4%
   NTELOS Holdings Corp.                                                3,500       103,110
   PAETEC Holding Corp.*                                                5,300        66,091
                                                                                -----------
                                                                                    169,201
                                                                                -----------
THERAPEUTICS - 2.9%
   Alnylam Pharmaceuticals, Inc.*,##                                    2,000        65,540
   Cypress Bioscience, Inc.*                                            5,000        68,450
   Isis Pharmaceuticals, Inc.*,##                                       5,100        76,347
   MGI Pharma, Inc.*                                                    2,400        66,672
   Onyx Pharmaceuticals, Inc.*                                          2,000        87,040
                                                                                -----------
                                                                                    364,049
                                                                                -----------
TRANSACTIONAL SOFTWARE - 1.1%
   Synchronoss Technologies, Inc.*,##                                   2,000        84,120
   VeriFone Holdings, Inc.*,##                                          1,200        53,196
                                                                                -----------
                                                                                    137,316
                                                                                -----------
TRANSPORT-AIR FREIGHT - 0.5%
   Atlas Air Worldwide Holdings, Inc.*                                  1,100        56,793
                                                                                -----------
TRANSPORT-MARINE - 1.5%
   DryShips, Inc.                                                         900        81,765
   Excel Maritime Carriers, Ltd.                                        1,800       100,440
                                                                                -----------
                                                                                    182,205
                                                                                -----------
WEB PORTALS/ISP - 0.5%
   Trizetto Group*                                                      3,800        66,538
                                                                                -----------
WIRE & CABLE PRODUCTS - 1.0%
   Belden, Inc.                                                         1,600        75,056
   General Cable Corp.*,##                                                800        53,696
                                                                                -----------
                                                                                    128,752
                                                                                -----------
WIRELESS EQUIPMENT - 0.2%
   Novatel Wireless, Inc.*                                              1,300        29,445
                                                                                -----------
Total Common Stock (Cost: $9,919,474)                                            12,442,498
                                                                                -----------

                                                                    PRINCIPAL
                                                                       AMOUNT
-------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 36.7%
MONEY MARKET FUNDS - 35.4%
   Boston Global Investment Trust - Enhanced Portfolio, 5.408%**   $4,429,950     4,429,950
                                                                                -----------
TIME DEPOSIT - 1.3%
   Wells Fargo Bank 4.370%, 10/01/07                                  165,779       165,779
                                                                                -----------
Total Short Term Investments (Cost: $4,595,729)                                   4,595,729
-------------------------------------------------------------------------------------------
Total Investments - 136.2% (Cost: $14,515,203)                                   17,038,227
-------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets - (36.2%)                                  (4,526,946)
-------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                             $12,511,281
-------------------------------------------------------------------------------------------

*    NON-INCOME PRODUCING SECURITIES.

** ALL OF THE SECURITY IS PURCHASED WITH CASH COLLATERAL PROCEEDS FROM SECURITIES LOANS.

## ALL OR A PORTION OF THE FUND'S HOLDINGS IN THIS SECURITY WAS ON LOAN AS OF 9/30/07.

ADR - AMERICAN DEPOSITORY RECEIPT

SCHEDULE OF INVESTMENTS BY SECTOR
as of September 30, 2007 (Unaudited)

                                                                                PERCENT OF
SECTOR                                                                          NET ASSETS
-------------------------------------------------------------------------------------------
Industrial                                                                          30.6%
Consumer, Non-cyclical                                                              18.8
Technology                                                                          14.7
Consumer, Cyclical                                                                  13.0
Communications                                                                       9.6
Energy                                                                               5.4
Basic Materials                                                                      4.5
Financial                                                                            2.9
Short Term Investments                                                              36.7
-------------------------------------------------------------------------------------------
Total Investments                                                                  136.2
Liabilities in excess of other assets                                              (36.2)
-------------------------------------------------------------------------------------------
Net Assets                                                                         100.0%
-------------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

U.S. SMALL CAP VALUE FUND

MANAGEMENT TEAM: MARK P. ROEMER, Portfolio Manager; CARMA WALLACE, CFA, Analyst

CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

GOAL: The U.S. Small Cap Value Fund seeks to maximize long-term capital appreciation through investments primarily in smaller U.S. companies with market capitalizations corresponding to the Russell 2000 Value Index that, in the opinion of the Investment Adviser, are undervalued in the marketplace.

MARKET OVERVIEW: U.S. small-cap value stocks declined during the six months ended September 30, 2007. Losses were concentrated in June and July and precipitated by the following events:

     - A sharp acceleration in residential mortgage defaults, which depressed the value of mortgage-backed securities and prompted funds owning them to sell stocks to raise cash and reduce the leverage in their portfolios

     - An ensuing increase in risk aversion that caused liquidity to dry up for even creditworthy corporate borrowers

     - An abrupt slowdown in the pace of mergers and private equity buyouts in the wake of tighter conditions in the credit markets

Small-cap value stocks rallied later in the period in response to the Federal Reserve's decision to lower the discount window rate in August and September and the key fed funds rate in September. However, gains were unable to erase earlier losses.

Within the small-cap value market, the consumer discretionary sector turned in the weakest results, as falling consumer confidence and the ongoing housing slump dampened the outlook for spending. The materials sector performed the best, generating a strong gain amid robust global demand for steel, chemicals and other commodities. Energy stocks also did well, buoyed by record-high oil prices.

PERFORMANCE: From April 1 through September 30, 2007, the Fund's Class I shares lost 4.46% and the Russell 2000 Value Index fell 4.10%.

PORTFOLIO SPECIFICS: The Fund performed broadly in line with the benchmark, benefiting from stock selection in the consumer discretionary and information technology sectors. One of the portfolio's best-performing holdings was Aftermarket Technology, a provider of logistics services and remanufactured transmissions used in auto repair. The company announced the renewal of a major contract and reported better-than-expected earnings, driven by healthy sales growth and margin expansion. Comtech Telecommunications, a provider of advanced communications, was another top performer, supported by a record order backlog in its mobile data segment. In addition, an underweight in consumer discretionary companies had a positive impact on the portfolio.

Stock selection was weakest among financials, where holdings in a variety of industries underperformed, including insurance, consumer finance and real estate investment trusts (REITs). In addition, stock selection among energy and health care companies detracted.

The Fund remained well diversified throughout the period, reflecting our risk-controlled approach to portfolio construction. At September 30, the largest overweight versus the index was in the information technology sector (+4.7%), and the largest underweight was in consumer staples (-3.7%).

MARKET OUTLOOK: Our process evaluates investment opportunities on a relative basis and is required to remain fully invested. As such, the process neither utilizes nor results in a forecast or outlook on the overall market, but expects to perform equally well versus the Russell 2000 Value Index in both up and down markets.

By applying our disciplined, bottom-up process in all investment environments, we believe the Fund will generate consistently strong, long-term returns.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN U.S. SMALL CAP VALUE FUND CLASS I SHARES WITH THE RUSSELL 2000 VALUE INDEX.

[CHART]

              U.S. SMALL CAP
               VALUE FUND          RUSSELL 2000
             CLASS I SHARES         VALUE INDEX
12/30/1997      $250,000             $250,000
12/31/1997      $248,617             $250,504
 1/31/1998      $246,355             $245,969
 2/28/1998      $267,925             $260,851
 3/31/1998      $280,698             $271,441
 4/30/1998      $283,771             $272,771
 5/31/1998      $274,008             $263,115
 6/30/1998      $271,752             $261,642
 7/31/1998      $252,912             $241,155
 8/31/1998      $209,998             $203,390
 9/30/1998      $219,489             $214,882
10/31/1998      $230,594             $221,264
11/30/1998      $242,745             $227,260
12/31/1998      $251,379             $234,396
 1/31/1999      $239,838             $229,075
 2/28/1999      $224,921             $213,429
 3/31/1999      $216,720             $211,658
 4/30/1999      $237,553             $230,982
 5/31/1999      $247,108             $238,073
 6/30/1999      $256,810             $246,692
 7/31/1999      $255,260             $240,845
 8/31/1999      $246,962             $232,030
 9/30/1999      $239,174             $227,389
10/31/1999      $230,648             $222,842
11/30/1999      $236,639             $224,000
12/31/1999      $240,256             $230,877
 1/31/2000      $233,732             $224,828
 2/29/2000      $230,083             $238,565
 3/31/2000      $248,579             $239,687
 4/30/2000      $257,324             $241,101
 5/31/2000      $255,258             $237,412
 6/30/2000      $260,240             $244,344
 7/31/2000      $260,563             $252,481
 8/31/2000      $277,078             $263,767
 9/30/2000      $281,274             $262,263
10/31/2000      $283,121             $261,319
11/30/2000      $275,691             $255,988
12/31/2000      $305,403             $283,507
 1/31/2001      $318,153             $291,332
 2/28/2001      $318,314             $290,924
 3/31/2001      $313,098             $286,269
 4/30/2001      $334,350             $299,523
 5/31/2001      $354,411             $307,221
 6/30/2001      $361,633             $319,572
 7/31/2001      $365,110             $312,413
 8/31/2001      $361,098             $311,320
 9/30/2001      $324,453             $276,950
10/31/2001      $334,350             $284,178
11/30/2001      $351,469             $304,611
12/31/2001      $379,885             $323,253
 1/31/2002      $383,641             $327,552
 2/28/2002      $384,446             $329,550
 3/31/2002      $419,054             $354,234
 4/30/2002      $428,175             $366,703
 5/31/2002      $415,298             $354,565
 6/30/2002      $408,859             $346,729
 7/31/2002      $350,106             $295,205
 8/31/2002      $347,960             $293,906
 9/30/2002      $324,619             $272,921
10/31/2002      $322,473             $277,015
11/30/2002      $348,387             $299,121
12/31/2002      $342,602             $286,348
 1/31/2003      $332,317             $278,273
 2/28/2003      $322,997             $268,923
 3/31/2003      $328,782             $271,801
 4/30/2003      $358,028             $297,622
 5/31/2003      $399,809             $328,009
 6/30/2003      $411,058             $333,552
 7/31/2003      $439,340             $350,197
 8/31/2003      $464,409             $363,504
 9/30/2003      $454,115             $359,324
10/31/2003      $501,037             $388,609
11/30/2003      $524,123             $403,531
12/31/2003      $543,989             $418,139
 1/31/2004      $566,835             $432,607
 2/29/2004      $581,072             $440,999
 3/31/2004      $584,052             $447,085
 4/30/2004      $556,571             $423,971
 5/31/2004      $568,490             $429,101
 6/30/2004      $591,336             $450,899
 7/31/2004      $564,848             $430,158
 8/30/2004      $559,219             $434,373
 9/30/2004      $592,660             $451,575
10/31/2004      $599,950             $458,574
11/30/2004      $650,586             $499,295
12/31/2004      $673,877             $511,179
 1/31/2005      $654,334             $491,396
 2/28/2005      $662,971             $501,126
 3/31/2005      $653,557             $490,803
 4/30/2005      $630,290             $465,477
 5/31/2005      $659,977             $493,871
 6/30/2005      $684,792             $515,700
 7/31/2005      $726,496             $545,044
 8/31/2005      $706,590             $532,508
 9/30/2005      $703,976             $531,602
10/31/2005      $681,801             $518,259
11/30/2005      $721,686             $539,300
12/31/2005      $729,336             $535,148
 1/31/2006      $770,324             $579,405
 2/28/2006      $768,322             $579,347
 3/31/2006      $797,210             $607,445
 4/30/2006      $808,053             $609,085
 5/31/2006      $786,397             $583,869
 6/30/2006      $791,587             $591,051
 7/31/2006      $756,678             $582,835
 8/31/2006      $789,593             $600,262
 9/30/2006      $798,832             $606,144
10/31/2006      $840,611             $636,997
11/30/2006      $858,600             $655,151
12/31/2006      $869,504             $660,851
 1/31/2007      $876,373             $670,764
 2/28/2007      $865,856             $662,514
 3/31/2007      $879,104             $670,530
 4/30/2007      $890,005             $677,504
 5/31/2007      $928,275             $702,368
 6/30/2007      $907,760             $686,003
 7/31/2007      $828,513             $627,624
 8/31/2007      $832,158             $640,176
 9/30/2007      $839,481             $643,057

Annualized Total Returns As of 9/30/07

                                                                        SINCE
                                                  1 YEAR   5 YEARS    INCEPTION
--------------------------------------------------------------------------------
U.S. Small Cap Value Fund Class I                   5.09%    20.91%     13.22%
--------------------------------------------------------------------------------
Russell 2000 Value Index                            6.09%    18.70%     10.18%
--------------------------------------------------------------------------------

THE GRAPH ABOVE SHOWS THE VALUE OF A HYPOTHETICAL $250,000 INVESTMENT IN THE FUND'S CLASS I SHARES COMPARED WITH THE RUSSELL 2000 VALUE INDEX FOR THE PERIODS INDICATED. AVERAGE ANNUAL TOTAL RETURN FIGURES INCLUDE CHANGES IN PRINCIPAL VALUE, REINVESTED DIVIDENDS, AND CAPITAL GAIN DISTRIBUTIONS. THE FUND'S PERFORMANCE INCLUDES HISTORICAL PERFORMANCE OF COMPARABLE MANAGED INSTITUTIONAL POOLED ACCOUNTS MANAGED BY THE INVESTMENT ADVISER PRIOR TO THE INCEPTION OF THE FUND. THE TOTAL RETURNS SHOWN ABOVE DO NOT SHOW THE EFFECTS OF INCOME TAXES ON AN INDIVIDUAL'S INVESTMENT. IN MOST CASES, TAXES MAY REDUCE YOUR ACTUAL INVESTMENT RETURNS ON INCOME OR GAINS PAID BY THE FUND OR ANY GAINS YOU MAY REALIZE IF YOU SELL YOUR SHARES. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS.

THE RUSSELL 2000 VALUE INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE UNMANAGED INDEX DIFFERS FROM THE FUND IN COMPOSITION, DOES NOT PAY MANAGEMENT FEES OR EXPENSES AND INCLUDES REINVESTED DIVIDENDS. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2007

                                                         NUMBER OF
                                                            SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK - 97.5%
AEROSPACE/DEFENSE - 0.7%
   United Industrial Corp.                                   2,600   $   195,676
                                                                     -----------
AUTO/TRUCK PARTS & EQUIPMENT-REPLACEMENT - 1.8%
   Aftermarket Technology Corp.*                            16,000       507,840
                                                                     -----------
CHEMICALS-DIVERSIFIED - 0.6%
   Olin Corp.                                                8,000       179,040
                                                                     -----------
CHEMICALS-SPECIALTY - 1.8%
   Hercules, Inc.                                           24,200       508,684
                                                                     -----------
COMMERCIAL BANKS-CENTRAL US - 7.0%
   Amcore Financial, Inc.                                   19,900       495,908
   Associated Banc-Corp.                                    17,200       509,636
   Macatawa Bank Corp.                                      36,541       494,400
   Mercantile Bank Corp.                                    20,693       444,072
                                                                     -----------
                                                                       1,944,016
                                                                     -----------
COMMERCIAL BANKS-EASTERN US - 1.7%
   Provident Bankshares Corp.                               15,300       479,349
                                                                     -----------
COMMERCIAL BANKS-SOUTHERN US - 4.8%
   BancTrust Financial Group, Inc.                          16,200       257,904
   Bank of Granite Corp.                                    13,200       179,256
   Community Trust Bancorp, Inc.                             5,500       165,220
   Intervest Bancshares Corp.                               14,100       348,975
   Simmons First National Corp. Cl. A                       14,100       371,394
                                                                     -----------
                                                                       1,322,749
                                                                     -----------
COMMERCIAL BANKS-WESTERN US - 1.3%
   Community Bancorp*                                       14,000       351,960
                                                                     -----------
COMMERCIAL SERVICES - 1.3%
   Convergys Corp.*                                         20,600       357,616
                                                                     -----------
COMMERCIAL SERVICES-FINANCE - 2.4%
   Deluxe Corp.                                             12,600       464,184
   TNS, Inc.                                                12,500       200,750
                                                                     -----------
                                                                         664,934
                                                                     -----------
COMPUTERS-PERIPHERAL EQUIPMENT - 1.8%
   Electronics for Imaging*                                 18,800       504,968
                                                                     -----------
CONSULTING SERVICES - 0.6%
   Watson Wyatt Worldwide, Inc. Cl. A                        3,800       170,772
                                                                     -----------
CONSUMER PRODUCTS-MISCELLANEOUS - 1.8%
   American Greetings Corp. Cl. A                           19,400       512,160
                                                                     -----------
CONTAINERS-METAL/GLASS - 1.9%
   Greif, Inc. Cl. A                                         8,700       527,916
                                                                     -----------
CONTAINERS-PAPER/PLASTIC - 1.5%
   Packaging Corp. of America                               14,000       406,980
                                                                     -----------
DIVERSIFIED OPERATIONS/COMMERCIAL SERVICES - 1.7%
   Viad Corp.                                               13,100       471,600
                                                                     -----------
ELECTRIC-INTEGRATED - 0.7%
   El Paso Electric Co.*                                     8,800       203,544
                                                                     -----------
ELECTRONIC COMPONENTS-MISCELLANEOUS - 1.7%
   Methode Electronics, Inc. Cl. A                          31,400       472,570
                                                                     -----------
ELECTRONIC COMPONENTS-SEMICONDUCTORS - 0.7%
   Semtech Corp.*                                           10,000       204,800
                                                                     -----------
ENERGY-ALTERNATE SOURCES - 1.8%
   Covanta Holding Corp.*                                   20,900       512,259
                                                                     -----------
ENGINEERING/R & D SERVICES - 1.5%
   URS Corp.*                                                7,200       406,440
                                                                     -----------
ENTERPRISE SOFTWARE/SERVICES - 0.7%
   MicroStrategy, Inc. Cl. A*                                2,600       206,284
                                                                     -----------
FINANCE-AUTO LOANS - 1.4%
   United PanAm Financial Corp.*                            45,500       374,920
                                                                     -----------
FINANCE-INVESTMENT BANKERS/BROKERS - 0.7%
   Piper Jaffray Cos.*                                       3,500       187,600
                                                                     -----------
GAS-DISTRIBUTION - 1.7%
   Northwest Natural Gas Co.                                10,600       484,420
                                                                     -----------
HEALTH CARE COST CONTAINMENT - 1.9%
   Healthspring, Inc.*                                      26,700       520,650
                                                                     -----------
HUMAN RESOURCES - 1.4%
   Korn/Ferry International*                                23,200       383,032
                                                                     -----------
INDUSTRIAL AUTOMATION/ROBOTICS - 0.7%
   Cognex Corp.                                             11,100       197,136
                                                                     -----------
INVESTMENT COMPANIES - 1.8%
   Apollo Investment Corp.                                  23,400       486,720
                                                                     -----------
LASERS-SYSTEMS/COMPONENTS - 3.3%
   Cymer, Inc.*                                             11,100       426,129
   Rofin-Sinar Technologies, Inc.*                           6,900       484,449
                                                                     -----------
                                                                         910,578
                                                                     -----------
LIFE/HEALTH INSURANCE - 1.0%
   Scottish Re Group, Ltd.*                                 84,800       270,512
                                                                     -----------
MACHINERY-GENERAL INDUSTRY - 1.9%
   Gardner Denver, Inc.*                                    13,200       514,800
                                                                     -----------
MEDICAL-DRUGS - 1.6%
   Medicis Pharmaceutical Corp. Cl. A                       14,800       451,548
                                                                     -----------
MEDICAL-HMO - 2.0%
   Centene Corp.*                                           25,700       552,807
                                                                     -----------
MEDICAL-OUTPATIENT/HOME MEDICAL CARE - 2.6%
   Apria Healthcare Group, Inc.*                            11,700       304,317
   VistaCare, Inc. Cl. A*                                   63,600       415,944
                                                                     -----------
                                                                         720,261
                                                                     -----------
METAL PROCESSORS & FABRICATION - 1.8%
   Quanex Corp.                                             10,350       486,243
                                                                     -----------
MULTIMEDIA - 2.6%
   Gemstar-TV Guide International, Inc.*                    34,200       238,032
   Meredith Corp.                                            8,200       469,860
                                                                     -----------
                                                                         707,892
                                                                     -----------
NON-HAZARDOUS WASTE DISPOSAL - 1.4%
   Waste Industries USA, Inc.                               13,600       389,232
                                                                     -----------
OIL-FIELD SERVICES - 2.5%
   SEACOR Holdings, Inc.*                                    2,600       247,260
   Trico Marine Services, Inc.*                             15,400       458,920
                                                                         706,180
PAPER & RELATED PRODUCTS - 0.7%
   Potlatch Corp.                                            4,400       198,132
                                                                     -----------
PROPERTY/CASUALTY INSURANCE - 3.5%
   Amerisafe, Inc.*                                         28,800       476,352
   RLI Corp.                                                 3,100       175,832
   Tower Group, Inc.                                         5,700       149,226
   Zenith National Insurance Corp.                           3,700       166,093
                                                                     -----------
                                                                         967,503
                                                                     -----------
REITS-DIVERSIFIED - 2.4%
   Cousins Properties, Inc.                                 17,700       519,672
   Washington Real Estate Investment Trust                   4,400       145,992
                                                                     -----------
                                                                         665,664
                                                                     -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                         NUMBER OF
                                                            SHARES         VALUE
--------------------------------------------------------------------------------
REITS-HOTELS - 1.3%
   Ashford Hospitality Trust, Inc.                          36,200   $   363,810
                                                                     -----------
REITS-MORTGAGE - 2.7%
   Anthracite Capital, Inc.                                 18,700       170,170
   Gramercy Capital Corp.                                    7,200       181,224
   JER Investors Trust, Inc. 144A#                          24,500       304,290
   JER Investors Trust, Inc.                                 7,200        89,640
                                                                     -----------
                                                                         745,324
                                                                     -----------
REITS-REGIONAL MALLS - 2.1%
   CBL & Associates Properties, Inc.                         5,700       199,785
   Pennsylvania Real Estate Investment Trust                 9,600       373,824
                                                                     -----------
                                                                         573,609
                                                                     -----------
RETAIL-APPAREL/SHOE - 1.0%
   Aeropostale, Inc.*                                       13,900       264,934
                                                                     -----------
RETAIL-DISCOUNT - 1.8%
   Big Lots, Inc.*                                          17,200       513,248
                                                                     -----------
RETAIL-HAIR SALONS - 0.6%
   Regis Corp.                                               5,200       165,932
                                                                     -----------
RETAIL-RESTAURANTS - 0.8%
   CBRL Group, Inc.                                          5,100       208,080
                                                                     -----------
SAVINGS & LOANS/THRIFTS-EASTERN US - 0.5%
   Brookline Bancorp, Inc.                                  12,528       145,199
                                                                     -----------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS - 1.7%
   ChipMOS TECHNOLOGIES Bermuda, Ltd.*                      77,600       464,824
                                                                     -----------
SEMICONDUCTOR EQUIPMENT - 1.8%
   Amkor Technology, Inc.*                                  26,100       300,672
   Credence Systems Corp.*                                  66,500       205,485
                                                                     -----------
                                                                         506,157
                                                                     -----------
STEEL-PRODUCERS - 1.7%
   Ryerson, Inc.                                            13,800       465,612
                                                                     -----------
TELECOMMUNICATIONS EQUIPMENT - 1.9%
   Comtech Telecommunications Corp.*                        10,000       534,900
                                                                     -----------
THERAPEUTICS - 0.7%
   MGI Pharma, Inc.*                                         7,200       200,016
                                                                     -----------
TRANSPORT-MARINE - 0.4%
   Quintana Maritime, Ltd.                                   5,700       108,699
                                                                     -----------
TRANSPORT-TRUCK - 0.5%
   YRC Worldwide, Inc.*                                      5,200       142,064
                                                                     -----------
WIRELESS EQUIPMENT - 1.3%
   InterDigital, Inc.*                                      17,600       365,728
--------------------------------------------------------------------------------
Total Common Stock (Cost: $25,838,453)                                27,056,123
--------------------------------------------------------------------------------

                                                         PRINCIPAL
                                                            AMOUNT         VALUE
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 2.2%
TIME DEPOSIT - 2.2%
   Citibank Nassau 4.370%, 10/01/07 (Cost: $610,500)      $610,500   $   610,500
--------------------------------------------------------------------------------
Total Investments - 99.7% (Cost: $26,448,953)                         27,666,623
--------------------------------------------------------------------------------
Other Assets in Excess of Liabilities - 0.3%                              92,293
--------------------------------------------------------------------------------
Net Assets - 100.0%                                                  $27,758,916
--------------------------------------------------------------------------------

*    NON-INCOME PRODUCING SECURITIES.

# 144A SECURITY. CERTAIN CONDITION FOR PUBLIC SALE MAY EXIST. THE TOTAL MARKET VALUE OF 144A SECURITIES OWNED AT SEPTEMBER 30, 2007 WAS $304,290 OR 1.1% OF NET ASSETS.

SCHEDULE OF INVESTMENTS BY SECTOR
as of September 30, 2007 (Unaudited)

                                                                     PERCENT OF
SECTOR                                                               NET ASSETS
--------------------------------------------------------------------------------
Financial                                                                32..0%
Consumer, Non-cyclical                                                   18..0
Industrial                                                               17..1
Technology                                                                6..8
Consumer, Cyclical                                                        6..0
Communications                                                            5..8
Basic Materials                                                           4..9
Energy                                                                    4..4
Utilities                                                                 2..5
Short Term Investments                                                    2..2
--------------------------------------------------------------------------------
Total Investments                                                        99..7
Other assets in excess of liabilities                                     0..3
--------------------------------------------------------------------------------
Net Assets                                                              100..0%
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

U.S. SYSTEMATIC LARGE CAP GROWTH FUND

MANAGEMENT TEAM: JAMES LI, PH.D., CFA, Portfolio Manager; JANE EDMONDSON, Portfolio Manager; LU YU, CFA, CIPM, Analyst

CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

GOAL: The U.S. Systematic Large Cap Growth Fund seeks to maximize long-term capital appreciation by investing primarily in stocks from a universe of large U.S. companies with market capitalizations similar to the upper 90% of the Russell 1000 Growth Index at time of purchase.

MARKET OVERVIEW: U.S. large-cap growth stocks generated strong increases between April 1 and September 30 in a volatile market environment. Healthy gains at the beginning and end of the period overshadowed sharp losses during the summer.

In April and May, investors bid share prices up on robust merger and acquisition activity, better-than-expected corporate earnings growth and signs the economy was improving after having slowed to a near standstill during the first quarter of the year. Gains in the core consumer price index, which excludes food and energy prices, slipped to a twelve-month low, and the Federal Reserve held interest rates steady as it had since June 2006.

Equities subsequently reversed course, as a rise in residential mortgage defaults undermined the value of mortgage-backed securities. The drop in value caused financial institutions holding the bonds to sell stocks to meet cash needs and reduce leverage to dampen potential losses. Risk aversion skyrocketed, prompting a liquidity crunch throughout the financial markets. The Federal Reserve intervened, lowering both the discount rate and the key federal funds rate. Stocks rallied in response to the central bank's actions, delivering gains in both August and September.

Among major Russell indexes, large-cap growth stocks posted the best returns during the period and outpaced large-cap value stocks by more than 6%.

PERFORMANCE: During the six months ended September 30, 2007, the Fund's Class I shares gained 14.47%, outperforming the Russell 1000 Growth Index, which advanced 11.36%.

PORTFOLIO SPECIFICS: Outperformance over the index was driven by stock selection, which was especially strong in the industrials, energy and materials sectors. Top-performing holdings included Precision Castparts, a manufacturer of metal components that experienced robust demand across all of its business segments; National Oilwell Varco, an oilfield equipment company which reported a jump in new orders; and Freeport-McMoRan Copper & Gold, a mining company that announced it was selling a non-core business and would use the proceeds to repay debt. PC and multimedia device maker Apple was another standout performer. The company launched its highly anticipated iPhone in June and sold its one millionth unit seventy-four days later. On the negative side, an overweight in consumer discretionary stocks hurt relative performance amid concerns about the outlook for consumer spending.

As of September 30, holdings remained broadly diversified across sectors and industries. The Fund was overweight consumer discretionary, information technology, and health care, where our model has identified a number of attractively valued stocks with strong earnings growth and cash flow. The Fund was underweight financials due to deteriorating fundamentals in the mortgage and credit markets.

MARKET OUTLOOK: Our process evaluates investment opportunities on a relative basis and is required to remain fully invested. As such, the process neither utilizes nor results in a forecast or outlook on the overall market, but expects to perform equally well versus the Russell 1000 Growth Index in both up and down markets.

We are confident that the Fund's proprietary stock-selection model, in conjunction with its risk-controlled approach to portfolio construction, will continue to add value above the index over time.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN U.S. SYSTEMATIC LARGE CAP GROWTH FUND CLASS I AND II SHARES WITH THE RUSSELL 1000 GROWTH INDEX.

[CHART]

                U.S. SYSTEMATIC
                   LARGE CAP
                 GROWTH FUND        RUSSELL 1000
                CLASS I SHARES      GROWTH INDEX
12/27/1996        $250,000           $250,000
12/31/1996        $247,200           $246,185
 1/31/1997        $272,400           $263,452
 2/28/1997        $267,800           $261,669
 3/31/1997        $260,000           $247,507
 4/30/1997        $270,000           $263,941
 5/31/1997        $300,200           $282,990
 6/30/1997        $311,400           $294,315
 7/31/1997        $350,200           $320,345
 8/31/1997        $342,200           $301,595
 9/30/1997        $359,600           $316,436
10/31/1997        $359,200           $304,741
11/30/1997        $354,897           $317,683
12/31/1997        $361,073           $321,241
 1/31/1998        $366,478           $330,846
 2/28/1998        $400,192           $355,733
 3/31/1998        $424,641           $369,912
 4/30/1998        $438,281           $375,032
 5/31/1998        $427,214           $364,388
 6/30/1998        $458,097           $386,707
 7/31/1998        $448,284           $384,147
 8/31/1998        $373,570           $326,494
 9/30/1998        $420,007           $351,576
10/31/1998        $451,657           $379,832
11/30/1998        $494,721           $408,726
12/31/1998        $580,590           $445,580
 1/31/1999        $645,965           $471,745
 2/28/1999        $632,475           $450,195
 3/31/1999        $697,590           $473,907
 4/30/1999        $730,134           $474,514
 5/31/1999        $735,294           $459,932
 6/30/1999        $770,229           $492,146
 7/31/1999        $760,111           $476,505
 8/31/1999        $755,701           $484,291
 9/30/1999        $769,969           $474,116
10/31/1999        $825,745           $509,922
11/30/1999        $920,954           $537,432
12/31/1999      $1,138,610           $593,330
 1/31/2000      $1,089,839           $565,509
 2/29/2000      $1,248,865           $593,157
 3/31/2000      $1,292,448           $635,615
 4/30/2000      $1,193,089           $605,372
 5/31/2000      $1,117,078           $574,886
 6/30/2000      $1,235,116           $618,456
 7/31/2000      $1,180,637           $592,673
 8/31/2000      $1,334,734           $646,334
 9/30/2000      $1,219,032           $585,197
10/31/2000      $1,094,249           $557,505
11/30/2000        $883,799           $475,324
12/31/2000        $865,615           $460,284
 1/31/2001        $843,954           $492,085
 2/28/2001        $698,749           $408,544
 3/31/2001        $604,620           $364,086
 4/30/2001        $683,507           $410,132
 5/31/2001        $652,754           $404,095
 6/30/2001        $620,130           $394,736
 7/31/2001        $584,564           $384,872
 8/31/2001        $518,513           $353,389
 9/30/2001        $434,278           $318,121
10/31/2001        $455,938           $334,822
11/30/2001        $511,560           $366,999
12/31/2001        $508,886           $366,302
 1/31/2002        $489,365           $359,818
 2/28/2002        $457,810           $344,886
 3/31/2002        $483,482           $356,819
 4/30/2002        $455,404           $327,702
 5/31/2002        $442,033           $319,772
 6/30/2002        $393,631           $290,193
 7/31/2002        $362,611           $274,232
 8/31/2002        $364,483           $275,055
 9/30/2002        $340,951           $246,532
10/31/2002        $359,403           $269,139
11/30/2002        $373,041           $283,753
12/31/2002        $336,940           $264,146
 1/31/2003        $329,987           $257,727
 2/28/2003        $329,185           $256,541
 3/31/2003        $340,416           $261,313
 4/30/2003        $361,809           $280,650
 5/31/2003        $372,506           $294,655
 6/30/2003        $376,517           $298,721
 7/31/2003        $387,213           $306,159
 8/31/2003        $396,573           $313,782
 9/30/2003        $385,876           $310,425
10/31/2003        $404,060           $327,871
11/30/2003        $408,606           $331,281
12/31/2003        $408,072           $342,743
 1/31/2004        $418,768           $349,735
 2/29/2004        $415,827           $351,973
 3/31/2004        $402,991           $345,427
 4/30/2004        $393,631           $341,420
 5/31/2004        $403,793           $347,770
 6/30/2004        $412,618           $352,152
 7/31/2004        $390,957           $332,255
 8/30/2004        $385,609           $330,627
 9/30/2004        $390,688           $333,768
10/31/2004        $403,229           $338,975
11/30/2004        $427,221           $350,636
12/31/2004        $438,371           $364,381
 1/31/2005        $423,379           $352,247
 2/28/2005        $432,101           $355,981
 3/31/2005        $426,916           $349,502
 4/30/2005        $408,644           $342,861
 5/31/2005        $429,607           $359,421
 6/30/2005        $429,865           $358,092
 7/31/2005        $448,392           $375,602
 8/31/2005        $440,500           $370,757
 9/30/2005        $445,390           $372,462
10/31/2005        $434,210           $368,850
11/30/2005        $454,662           $384,747
12/31/2005        $454,389           $383,554
 1/31/2006        $471,838           $390,305
 2/28/2006        $473,489           $389,680
 3/31/2006        $486,557           $395,448
 4/30/2006        $486,849           $394,894
 5/31/2006        $470,783           $381,507
 6/30/2006        $469,135           $380,019
 7/31/2006        $472,138           $372,799
 8/31/2006        $487,860           $384,430
 9/30/2006        $502,496           $395,002
10/31/2006        $521,792           $408,867
11/30/2006        $525,914           $416,962
12/31/2006        $529,490           $418,380
 1/31/2007        $547,969           $429,132
 2/28/2007        $537,229           $421,064
 3/31/2007        $545,502           $423,338
 4/30/2007        $565,359           $443,277
 5/31/2007        $586,334           $459,235
 6/30/2007        $577,480           $452,393
 7/31/2007        $571,705           $445,381
 8/31/2007        $589,657           $452,462
 9/30/2007        $624,446           $471,420

Annualized Total Returns As of 9/30/07

                                                     1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
U.S. Systematic Large Cap Growth
Fund Class I                                         24.27%   12.15%     5.34%
--------------------------------------------------------------------------------
Russell 1000 Growth Index                            19.35%   13.84%     4.06%
--------------------------------------------------------------------------------

[CHART]

              U.S. SYSTEMATIC
                LARGE CAP
               GROWTH FUND         RUSSELL 1000
              CLASS II SHARES      GROWTH INDEX
12/27/1996       $250,000            $250,000
12/31/1996       $247,200            $246,185
 1/31/1997       $272,400            $263,452
 2/28/1997       $267,800            $261,669
 3/31/1997       $260,000            $247,507
 4/30/1997       $270,000            $263,941
 5/31/1997       $300,200            $282,990
 6/30/1997       $311,400            $294,315
 7/31/1997       $350,200            $320,345
 8/31/1997       $342,200            $301,595
 9/30/1997       $359,600            $316,436
10/31/1997       $359,200            $304,741
11/30/1997       $354,897            $317,683
12/31/1997       $361,073            $321,241
 1/31/1998       $366,478            $330,846
 2/28/1998       $400,192            $355,733
 3/31/1998       $424,641            $369,912
 4/30/1998       $438,281            $375,032
 5/31/1998       $427,214            $364,388
 6/30/1998       $458,097            $386,707
 7/31/1998       $448,284            $384,147
 8/31/1998       $373,570            $326,494
 9/30/1998       $420,007            $351,576
10/31/1998       $451,657            $379,832
11/30/1998       $494,721            $408,726
12/31/1998       $580,590            $445,580
 1/31/1999       $645,965            $471,745
 2/28/1999       $632,475            $450,195
 3/31/1999       $697,590            $473,907
 4/30/1999       $730,134            $474,514
 5/31/1999       $735,294            $459,932
 6/30/1999       $770,229            $492,146
 7/31/1999       $760,111            $476,505
 8/31/1999       $755,701            $484,291
 9/30/1999       $769,969            $474,116
10/31/1999       $825,745            $509,922
11/30/1999       $920,954            $537,432
12/31/1999      1,138,610            $593,330
 1/31/2000      1,089,839            $565,509
 2/29/2000      1,248,865            $593,157
 3/31/2000      1,292,448            $635,615
 4/30/2000      1,193,089            $605,372
 5/31/2000      1,117,078            $574,886
 6/30/2000      1,235,116            $618,456
 7/31/2000      1,180,637            $592,673
 8/31/2000      1,334,734            $646,334
 9/30/2000      1,219,032            $585,197
10/31/2000      1,094,249            $557,505
11/30/2000       $883,799            $475,324
12/31/2000       $865,615            $460,284
 1/31/2001       $843,954            $492,085
 2/28/2001       $698,749            $408,544
 3/31/2001       $604,620            $364,086
 4/30/2001       $683,507            $410,132
 5/31/2001       $652,754            $404,095
 6/30/2001       $620,130            $394,736
 7/31/2001       $584,564            $384,872
 8/31/2001       $518,513            $353,389
 9/30/2001       $434,278            $318,121
10/31/2001       $455,938            $334,822
11/30/2001       $511,560            $366,999
12/31/2001       $508,886            $366,302
 1/31/2002       $489,365            $359,818
 2/28/2002       $457,810            $344,886
 3/31/2002       $483,482            $356,819
 4/30/2002       $455,404            $327,702
 5/31/2002       $442,033            $319,772
 6/30/2002       $393,631            $290,193
 7/31/2002       $362,611            $274,232
 8/31/2002       $364,483            $275,055
 9/30/2002       $340,951            $246,532
10/31/2002       $359,403            $269,139
11/30/2002       $373,041            $283,753
12/31/2002       $336,940            $264,146
 1/31/2003       $329,987            $257,727
 2/28/2003       $329,185            $256,541
 3/31/2003       $340,416            $261,313
 4/30/2003       $361,809            $280,650
 5/31/2003       $372,506            $294,655
 6/30/2003       $376,517            $298,721
 7/31/2003       $387,213            $306,159
 8/31/2003       $396,573            $313,782
 9/30/2003       $385,876            $310,425
10/31/2003       $404,060            $327,871
11/30/2003       $408,606            $331,281
12/31/2003       $408,072            $342,743
 1/31/2004       $418,768            $349,735
 2/29/2004       $415,827            $351,973
 3/31/2004       $402,991            $345,427
 4/30/2004       $393,631            $341,420
 5/31/2004       $403,793            $347,770
 6/30/2004       $412,618            $352,152
 7/31/2004       $390,957            $332,255
 8/30/2004       $385,609            $330,627
 9/30/2004       $390,688            $333,768
10/31/2004       $395,767            $338,975
11/30/2004       $419,315            $350,636
12/31/2004       $430,259            $364,381
 1/31/2005       $415,544            $352,247
 2/28/2005       $424,104            $355,981
 3/31/2005       $419,015            $349,502
 4/30/2005       $401,081            $342,861
 5/31/2005       $421,657            $359,421
 6/30/2005       $421,910            $358,092
 7/31/2005       $440,094            $375,602
 8/31/2005       $432,348            $370,757
 9/30/2005       $437,147            $372,462
10/31/2005       $426,175            $368,850
11/30/2005       $446,290            $384,747
12/31/2005       $446,290            $383,554
 1/31/2006       $463,830            $390,305
 2/28/2006       $465,731            $389,680
 3/31/2006       $478,399            $395,448
 4/30/2006       $478,686            $394,894
 5/31/2006       $463,033            $381,507
 6/30/2006       $461,413            $380,019
 7/31/2006       $458,460            $372,799
 8/31/2006       $473,818            $384,430
 9/30/2006       $488,080            $395,002
10/31/2006       $506,969            $408,867
11/30/2006       $511,075            $416,962
12/31/2006       $514,601            $418,380
 1/31/2007       $532,407            $429,132
 2/28/2007       $522,184            $421,064
 3/31/2007       $530,278            $423,338
 4/30/2007       $549,421            $443,277
 5/31/2007       $570,190            $459,235
 6/30/2007       $561,580            $452,393
 7/31/2007       $555,908            $445,381
 8/31/2007       $573,419            $452,462
 9/30/2007       $607,365            $471,420

Annualized Total Returns As of 9/30/07

                                                     1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
U.S. Systematic Large Cap Growth
Fund Class II                                        24.44%   12.24%     5.38%
--------------------------------------------------------------------------------
Russell 1000 Growth Index                            19.35%   13.84%     4.06%
--------------------------------------------------------------------------------

THE GRAPHS ABOVE SHOW THE VALUE OF A HYPOTHETICAL $250,000 INVESTMENT IN THE FUND'S CLASS I AND II SHARES COMPARED WITH THE RUSSELL 1000 GROWTH INDEX FOR THE PERIODS INDICATED. THE FUND'S CLASS I AND II SHARES CALCULATE THEIR PERFORMANCE BASED UPON THE HISTORICAL PERFORMANCE OF A CORRESPONDING SERIES OF NICHOLAS-APPLEGATE MUTUAL FUNDS (RENAMED ING MUTUAL FUNDS), ADJUSTED TO REFLECT ALL FEES AND EXPENSES APPLICABLE TO THE FUND'S CLASS I AND II SHARES. THE NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS' CLASS I SHARES WERE FIRST AVAILABLE ON MAY 7, 1999 AND CLASS II SHARES ON SEPTEMBER 30, 2005. THE HISTORICAL PERFORMANCE OF CLASS II SHARES INCLUDES THE PERFORMANCE OF CLASS I SHARES FOR PERIODS PRIOR TO THE INCEPTION OF CLASS II. AVERAGE ANNUAL TOTAL RETURN FIGURES INCLUDE CHANGES IN PRINCIPAL VALUE, REINVESTED DIVIDENDS, AND CAPITAL GAIN DISTRIBUTIONS. THE TOTAL RETURNS SHOWN ABOVE DO NOT SHOW THE EFFECTS OF INCOME TAXES ON AN INDIVIDUAL'S INVESTMENT. IN MOST CASES, TAXES MAY REDUCE YOUR ACTUAL INVESTMENT RETURNS ON INCOME OR GAINS PAID BY THE FUND OR ANY GAINS YOU MAY REALIZE IF YOU SELL YOUR SHARES. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS.

RUSSELL 1000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL 1000 INDEX CONSISTS OF THE 1,000 LARGEST SECURITIES IN THE RUSSELL 3000 INDEX, WHICH REPRESENTS APPROXIMATELY 90% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX. IT IS A LARGE-CAP, MARKET-ORIENTED INDEX AND IS HIGHLY CORRELATED WITH THE S&P 500 INDEX. THE UNMANAGED INDEX DIFFERS FROM THE FUND IN COMPOSITION, DOES NOT PAY MANAGEMENT FEES OR EXPENSES AND INCLUDES REINVESTED DIVIDENDS. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2007
                                                     NUMBER OF
                                                       SHARES       VALUE
----------------------------------------------------------------------------
COMMON STOCK - 99.7%
AEROSPACE/DEFENSE - 3.8%
   Lockheed Martin Corp.                                5,000    $   542,450
   Raytheon Co.                                         4,700        299,954
                                                                 -----------
                                                                     842,404
                                                                 -----------
AGRICULTURAL CHEMICALS - 1.2%
   Monsanto Co.                                         3,100        265,794
                                                                 -----------
APPLIANCES - 0.7%
   Whirlpool Corp.                                      1,800        160,380
                                                                 -----------
APPLICATIONS SOFTWARE - 4.3%
   Microsoft Corp.                                     32,100        945,666
                                                                 -----------
ATHLETIC FOOTWEAR - 1.3%
   Nike, Inc. Cl. B                                     4,800        281,568
                                                                 -----------
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL - 1.0%
   Johnson Controls, Inc.                               1,900        224,409
                                                                 -----------
BROADCAST SERVICES/PROGRAMMING - 2.0%
   Liberty Media Corp. - Capital*                       3,500        436,905
                                                                 -----------
CABLE TV - 1.3%
   EchoStar Communications Corp.*                       5,900        276,179
                                                                 -----------
CHEMICALS-DIVERSIFIED - 1.1%
   Celanese Corp. Cl. A                                 6,000        233,880
                                                                 -----------
COMPUTERS - 6.8%
   Apple, Inc.*                                         2,300        353,142
   Hewlett-Packard Co.                                 11,300        562,627
   International Business Machines Corp.                4,800        565,440
                                                                 -----------
                                                                   1,481,209
                                                                 -----------
COMPUTERS-MEMORY DEVICES - 2.8%
   EMC Corp.*                                          11,600        241,280
   Network Appliance, Inc.*                            14,200        382,122
                                                                 -----------
                                                                     623,402
                                                                 -----------
COSMETICS & TOILETRIES - 1.0%
   Procter & Gamble Co.                                 3,275        230,363
                                                                 -----------
DATA PROCESSING/MANAGEMENT - 1.5%
   NAVTEQ Corp.*                                        4,200        327,474
                                                                 -----------
E-COMMERCE/PRODUCTS - 1.4%
   Amazon.Com, Inc.*                                    3,400        316,710
                                                                 -----------
ELECTRIC-GENERATION - 1.5%
   The AES Corp.*                                      16,100        322,644
                                                                 -----------
ELECTRONIC COMPONENTS-SEMICONDUCTORS - 6.9%
   Broadcom Corp. Cl. A*                                6,300        229,572
   Intel Corp.                                         28,500        737,010
   MEMC Electronic Materials, Inc.*                     4,500        264,870
   Nvidia Corp.*                                        7,650        277,236
                                                                 -----------
                                                                   1,508,688
                                                                 -----------
ELECTRONIC MEASURE INSTRUMENTS - 0.5%
   Garmin, Ltd.                                         1,000        119,400
                                                                 -----------
ENGINEERING/R & D SERVICES - 1.7%
   Fluor Corp.                                          2,600        374,348
                                                                 -----------
ENGINES-INTERNAL COMBUST - 2.3%
   Cummins, Inc.                                        3,900        498,771
                                                                 -----------
ENTERPRISE SOFTWARE/SERVICES - 2.6%
   BMC Software, Inc.*                                  7,300        227,979
   Oracle Corp.*                                       15,600        337,740
                                                                 -----------
                                                                     565,719
                                                                 -----------
FINANCE-INVESTMENT BANKERS/BROKERS - 0.6%
   The Goldman Sachs Group, Inc.                          600        130,044
                                                                 -----------
FOOTWEAR & RELATED APPAREL - 1.3%
   CROCS, Inc.*                                         4,300        289,175
                                                                 -----------
HEALTH CARE COST CONTAINMENT - 0.7%
   McKesson Corp.                                       2,600        152,854
                                                                 -----------
INTERNET SECURITY - 0.9%
   Symantec Corp.*                                     10,400        201,552
                                                                 -----------
MACHINERY-FARM - 1.5%
   AGCO Corp.*                                          6,600        335,082
                                                                 -----------
MEDICAL INSTRUMENTS - 1.7%
   Intuitive Surgical, Inc.*                            1,600        368,000
                                                                 -----------
MEDICAL PRODUCTS - 3.3%
   Johnson & Johnson                                   11,100        729,270
                                                                 -----------
MEDICAL-DRUGS - 6.8%
   Abbott Laboratories                                 12,100        648,802
   Forest Laboratories, Inc.*                          10,000        372,900
   Merck & Co., Inc.                                    4,900        253,281
   Schering-Plough Corp.                                6,800        215,084
                                                                 -----------
                                                                   1,490,067
                                                                 -----------
MEDICAL-HMO - 5.2%
   Aetna, Inc.                                          9,100        493,857
   UnitedHealth Group, Inc.*                            8,400        406,812
   WellCare Health Plans, Inc.*                         2,200        231,946
                                                                 -----------
                                                                   1,132,615
                                                                 -----------
METAL PROCESSORS & FABRICATION - 2.6%
   Precision Castparts Corp.                            3,800        562,324
                                                                 -----------
METAL-DIVERSIFIED - 2.5%
   Freeport-McMoRan Copper & Gold, Inc.                 5,300        555,917
                                                                 -----------
MULTIMEDIA - 1.5%
   The Walt Disney Co.*                                 9,400        323,266
                                                                 -----------
NETWORKING PRODUCTS - 5.7%
   Cisco Systems, Inc.*                                31,900      1,056,209
   Juniper Networks, Inc.*                              5,100        186,711
                                                                 -----------
                                                                   1,242,920
                                                                 -----------
OIL FIELD MACHINERY & EQUIPMENT - 3.9%
   Cameron International Corp.*                         2,600        239,954
   National Oilwell Varco, Inc.*                        4,200        606,900
                                                                 -----------
                                                                     846,854
                                                                 -----------
OIL REFINING & MARKETING - 2.2%
   Frontier Oil Corp.                                   5,700        237,348
   Valero Energy Corp.                                  3,800        255,284
                                                                 -----------
                                                                     492,632
                                                                 -----------
OIL-FIELD SERVICES - 1.6%
   Schlumberger, Ltd.                                   3,400        357,000
                                                                 -----------
PHARMACY SERVICES - 1.8%
   Medco Health Solutions, Inc.*                        4,400        397,716
                                                                 -----------
PUBLISHING-NEWSPAPERS - 1.4%
   Gannett Co., Inc.                                    6,800        297,160
                                                                 -----------
RETAIL-COMPUTER EQUIPMENT - 1.3%
   GameStop Corp. Cl. A*                                5,100        287,385
                                                                 -----------
RETAIL-DISCOUNT - 2.0%
   Dollar Tree Stores, Inc.*                            6,300        255,402
   Wal-Mart Stores, Inc.                                4,200        183,330
                                                                 -----------
                                                                     438,732
                                                                 -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                     NUMBER OF
                                                       SHARES       VALUE
----------------------------------------------------------------------------
RETAIL-RESTAURANTS - 2.3%
   Darden Restaurants, Inc.                             5,900    $   246,974
   McDonald's Corp.                                     4,800        261,456
                                                                 -----------
                                                                     508,430
                                                                 -----------
SUPER-REGIONAL BANKS-US - 1.0%
   Fifth Third Bancorp                                  6,300        213,444
                                                                 -----------
TELEPHONE-INTEGRATED - 2.2%
   Verizon Communications, Inc.                        10,700        473,796
----------------------------------------------------------------------------
Total Common Stock (Cost: $18,204,869)                            21,862,148
----------------------------------------------------------------------------

                                                     PRINCIPAL
                                                      AMOUNT
----------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 1.3%
TIME DEPOSIT - 1.3%
   Wells Fargo Bank 4.370%, 10/01/07
      (Cost: $293,667)                                $293,667       293,667
----------------------------------------------------------------------------
Total Investments - 101.0% (Cost: $18,498,536)                    22,155,815
----------------------------------------------------------------------------
Liabilities in Excess of Other Assets - (1.0%)                      (215,435)
----------------------------------------------------------------------------
Net Assets - 100.0%                                              $21,940,380
----------------------------------------------------------------------------

*    NON-INCOME PRODUCING SECURITIES.

SCHEDULE OF INVESTMENTS BY SECTOR
as of September 30, 2007 (Unaudited)

                                                                 PERCENT OF
SECTOR                                                           NET ASSETS
----------------------------------------------------------------------------
Technology                                                          23.7%
Consumer, Non-cyclical                                              20.5
Communications                                                      16.2
Industrial                                                          13.7
Consumer, Cyclical                                                  10.0
Energy                                                               7.7
Basic Materials                                                      4.8
Financial                                                            1.6
Utilities                                                            1.5
Short Term Investments                                               1.3
----------------------------------------------------------------------------
Total Investments                                                  101.0
Liabilities in excess of other assets                               (1.0)
----------------------------------------------------------------------------
Net Assets                                                         100.0%
----------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

U.S. SMALL TO MID CAP GROWTH FUND

MANAGEMENT TEAM: JOHN C. MCCRAW, Portfolio Manager; ROBERT S. MARREN, Portfolio Manager; BLAKE H. BURDINE, Analyst; K. MATHEW AXLINE, CFA, Analyst; STEPHEN W. LYFORD, Analyst

CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

GOAL: The U.S. Small to Mid Cap Growth Fund seeks to maximize long-term capital appreciation by investing primarily in stocks from a universe of U.S. companies with small to mid (SMID) market capitalizations similar to the middle 90% of the Russell 2500 Growth Index at time of purchase.

MARKET OVERVIEW: The small- to mid-cap growth segment of the U.S. equity market, as measured by the Russell 2500 Growth Index, delivered a strong gain from July 31 (the inception date of the Fund) through September 30, 2007.

The period got off to a rocky start, as stock prices plummeted during the first two weeks of August. The sell-off was precipitated by losses in mortgage-backed securities and culminated in the worst liquidity crunch in nearly a decade. Hedge funds and other financial institutions with mortgage-backed exposure saw the value of their portfolios decline. To raise cash and scale back leverage to stem potential losses, they sold their more liquid assets, namely U.S. stocks. As investors reassessed their tolerance for risk, liquidity in the bond market dried up. Even healthy businesses were unable to access short-term capital.

Equities then staged an impressive comeback, buoyed by easier monetary policy. The Federal Reserve lowered the discount rate from 6.25% to 5.75% at an unscheduled meeting on August 17. At its regular meeting in September, the central bank cut the key fed funds rate from 5.25% to 4.75% and the discount rate another 0.50%. The Dow Jones Industrial Average finished September near a record high, leaving Wall Street with its best month since the latter half of the Clinton administration.

PERFORMANCE: The Fund's Class I shares gained 7.50% from its July 31, 2007 inception through September 30, 2007. This compared favorably to the 5.06% increase in the Russell 2500 Growth Index.

PORTFOLIO SPECIFICS: Stock selection drove the Fund's strong performance versus the benchmark and added the most value in the information technology, industrials and materials sectors. One of the portfolio's best-performing investments was BluePhoenix Solutions, a provider of tools and services that help organizations modernize legacy database systems and software applications. The company's positive operating metrics, including a steady increase in order backlog, prompted upward revisions to earnings estimates. Other notable performers included L.B. Foster, a manufacturer and distributor of products used in infrastructure industries such as rail and construction, and Flotek Industries, a specialty chemical company. L.B. Foster benefited from generally strong trends in its business and news that the company had sold its stake in a privately held regional railroad for a substantial gain. Flotek announced that it had acquired a company that would expand its product lines and geographic footprint.

Areas of relative weakness in the portfolio included an underweight in health care, the best-performing sector in the index. Investors sought refuge in the perceived stability of health care stocks in the volatile market environment.

MARKET OUTLOOK: Continued softness in the housing market and record-high commodity prices may dampen investor sentiment over the coming months. However, additional monetary easing from the Fed may drive further gains in small- to mid-cap growth stocks. History shows that the beginning of a monetary easing cycle, as we saw in September, typically benefits equity investors.

Whatever direction the market takes, we are confident that our bottom-up investment approach will uncover companies with exceptional growth prospects for the Fund.

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2007
                                                        NUMBER OF
                                                           SHARES        VALUE
------------------------------------------------------------------------------
COMMON STOCK - 98.8%
AEROSPACE/DEFENSE-EQUIPMENT - 3.5%
   BE Aerospace, Inc.*                                      1,400   $   58,142
   Orbital Sciences Corp.*                                  1,800       40,032
   TransDigm Group, Inc.*                                   1,200       54,852
   Triumph Group, Inc.                                        600       49,026
                                                                    ----------
                                                                       202,052
                                                                    ----------
AGRICULTURAL CHEMICALS - 1.2%
   CF Industries Holdings, Inc.                               900       68,319
                                                                    ----------
ALTERNATIVE WASTE TECH - 0.8%
   Darling International, Inc.*                             4,900       48,461
                                                                    ----------
APPAREL MANUFACTURERS - 2.1%
   Guess ?, Inc.                                            1,000       49,030
   Hanesbrands, Inc.*                                       1,200       33,672
   Phillips-Van Heusen                                        700       36,736
                                                                    ----------
                                                                       119,438
                                                                    ----------
APPLICATIONS SOFTWARE - 0.7%
   Salesforce.com, Inc.*                                      800       41,056
                                                                    ----------
AUCTION HOUSE/ART DEALER - 0.8%
   Sotheby's Holdings Cl. A                                 1,000       47,790
                                                                    ----------
AUDIO/VIDEO PRODUCTS - 0.6%
   Universal Electronics, Inc.*                             1,100       35,750
                                                                    ----------
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL - 0.7%
   Tenneco, Inc.*                                           1,300       40,313
                                                                    ----------
BUILDING PRODUCTS-LIGHT FIXTURES - 0.7%
   LSI Industries, Inc.                                     2,000       41,040
                                                                    ----------
BUILDING-HEAVY CONSTRUCTION - 0.7%
   Perini Corp.*                                              700       39,151
                                                                    ----------
CELLULAR TELECOMMUNICATIONS - 1.1%
   NII Holdings, Inc.*                                        800       65,720
                                                                    ----------
CHEMICALS-DIVERSIFIED - 1.5%
   Celanese Corp. Cl. A                                       800       31,184
   FMC Corp.                                                1,000       52,020
                                                                    ----------
                                                                        83,204
                                                                    ----------
CHEMICALS-PLASTICS - 0.6%
   Metabolix, Inc.*                                         1,300       31,538
                                                                    ----------
CHEMICALS-SPECIALTY - 2.4%
   Cytec Industries, Inc.                                     600       41,034
   ICO, Inc.*                                               3,200       45,056
   Terra Industries, Inc.*                                  1,600       50,016
                                                                    ----------
                                                                       136,106
                                                                    ----------
COFFEE - 0.8%
   Green Mountain Coffee Roasters, Inc.*                    1,300       43,147
                                                                    ----------
COMMERCIAL SERVICES - 0.7%
   Quanta Services, Inc.*                                   1,600       42,320
                                                                    ----------
COMPUTER SERVICES - 1.0%
   BluePhoenix Solutions, Ltd.*                             3,100       57,071
                                                                    ----------
COMPUTER SOFTWARE - 1.0%
   Omniture, Inc.*                                          1,800       54,576
                                                                    ----------
COMPUTERS-INTEGRATED SYSTEMS - 0.6%
   Riverbed Technology, Inc.*                                 800       32,312
                                                                    ----------
COMPUTERS-PERIPHERAL EQUIPMENT - 1.6%
   Sigma Designs, Inc.*                                       900       43,416
   Synaptics, Inc.*                                         1,000       47,760
                                                                    ----------
                                                                        91,176
                                                                    ----------
CONSULTING SERVICES - 1.4%
   FTI Consulting, Inc.*                                      900       45,279
   Watson Wyatt Worldwide, Inc. Cl. A                         800       35,952
                                                                    ----------
                                                                        81,231
                                                                    ----------
CONTAINERS-METAL/GLASS - 0.9%
   Owens-Illinois, Inc.*                                    1,200       49,740
                                                                    ----------
DIAGNOSTIC KITS - 1.1%
   Inverness Medical Innovations, Inc.*                     1,100       60,852
                                                                    ----------
DIVERSIFIED MANUFACTURING OPERATIONS - 5.3%
   Ameron International Corp.                                 500       52,885
   Barnes Group, Inc.                                       1,500       47,880
   Harsco Corp.                                               800       47,416
   Koppers Holdings, Inc.                                   1,100       42,471
   Roper Industries, Inc.                                     500       32,750
   SPX Corp.                                                  500       46,280
   Trinity Industries, Inc.                                   900       33,786
                                                                    ----------
                                                                       303,468
                                                                    ----------
E-COMMERCE/PRODUCTS - 0.9%
   Shutterfly, Inc.*                                        1,600       51,056
                                                                    ----------
E-COMMERCE/SERVICES - 0.8%
   priceline.com, Inc.*                                       500       44,375
                                                                    ----------
ELECTRONIC COMPONENTS-SEMICONDUCTORS - 4.0%
   Emcore Corp.*                                            4,400       42,240
   Intersil Corp. Cl. A                                     1,400       46,802
   MEMC Electronic Materials, Inc.*                           800       47,088
   ON Semiconductor Corp.*                                  3,400       42,704
   Skyworks Solutions, Inc.*                                5,300       47,912
                                                                    ----------
                                                                       226,746
                                                                    ----------
ELECTRONIC MEASURE INSTRUMENTS - 1.8%
   Itron, Inc.*                                               600       55,842
   Trimble Navigation, Ltd.*                                1,200       47,052
                                                                    ----------
                                                                       102,894
                                                                    ----------
E-MARKETING/INFORMATION - 0.4%
   Valueclick, Inc.*                                        1,100       24,706
                                                                    ----------
ENERGY-ALTERNATE SOURCES - 0.7%
   Sunpower Corp. Cl. A*                                      500       41,410
                                                                    ----------
ENGINEERING/R & D SERVICES - 3.2%
   Foster Wheeler, Ltd.*                                      400       52,512
EMCOR Group, Inc.*                                          1,200       37,632
   McDermott International, Inc.*                           1,000       54,080
   Stanley, Inc.*                                           1,400       38,570
                                                                    ----------
                                                                       182,794
                                                                    ----------
ENTERPRISE SOFTWARE/SERVICES - 2.7%
   BMC Software, Inc.*                                      1,100       34,353
   Concur Technologies, Inc.*                               1,400       44,128
   JDA Software Group, Inc.*                                1,900       39,254
   Ultimate Software Group, Inc.*                           1,000       34,900
                                                                    ----------
                                                                       152,635
                                                                    ----------
E-SERVICES/CONSULTING - 0.7%
   Perficient, Inc.*                                        1,900       41,553
                                                                    ----------
FINANCE-OTHER SERVICES - 2.1%
   FCStone Group, Inc.*                                       750       24,202
   GFI Group, Inc.*                                           600       51,672
   IntercontinentalExchange, Inc.*                            300       45,570
                                                                    ----------
                                                                       121,444
                                                                    ----------
FIREARMS & AMMUNITION - 0.8%
   Smith & Wesson Holding Corp.*                            2,400       45,816
                                                                    ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                        NUMBER OF
                                                           SHARES        VALUE
------------------------------------------------------------------------------
FOOTWEAR & RELATED APPAREL - 0.9%
   CROCS, Inc.*                                               800   $   53,800
                                                                    ----------
HOME FURNISHINGS - 0.7%
   Tempur-Pedic International, Inc.                         1,200       42,900
                                                                    ----------
INDUSTRIAL GASES - 0.8%
   Airgas, Inc.                                               900       46,467
                                                                    ----------
INSTRUMENTS-CONTROLS - 0.7%
   Mettler Toledo International, Inc.*                        400       40,800
                                                                    ----------
INTERNET APPLICATIONS SOFTWARE - 1.3%
   DealerTrack Holdings, Inc.*                              1,000       41,880
   Vocus, Inc.*                                             1,200       35,088
                                                                    ----------
                                                                        76,968
                                                                    ----------
INTERNET SECURITY - 0.6%
   Vasco Data Security International, Inc.*                   900       31,779
                                                                    ----------
LEISURE & RECREATIONAL PRODUCTS - 0.8%
   WMS Industries, Inc.*                                    1,350       44,685
                                                                    ----------
MACHINERY-CONSTRUCTION & MINING - 1.5%
   Bucyrus International, Inc. Cl. A                          600       43,758
   Terex Corp.*                                               500       44,510
                                                                    ----------
                                                                        88,268
                                                                    ----------
MACHINERY-ELECTRICAL - 0.5%
   Baldor Electric Co.                                        700       27,965
                                                                    ----------
MACHINERY-FARM - 1.1%
   AGCO Corp.*                                              1,200       60,924
                                                                    ----------
MACHINERY-GENERAL INDUSTRY - 2.4%
   Chart Industries, Inc.*                                  1,500       48,240
   Robbins & Myers, Inc.                                      800       45,832
   The Manitowoc Co., Inc.                                  1,000       44,280
                                                                    ----------
                                                                       138,352
                                                                    ----------
MACHINERY-PUMPS - 0.8%
   Flowserve Corp.                                            600       45,708
                                                                    ----------
MEDICAL IMAGING SYSTEMS - 0.5%
   Given Imaging, Ltd.*                                     1,100       30,272
                                                                    ----------
MEDICAL INFORMATION SYSTEMS - 1.3%
   Allscripts Healthcare Solutions, Inc.*                   1,400       37,842
   Phase Forward, Inc.*                                     1,900       38,019
                                                                    ----------
                                                                        75,861
                                                                    ----------
MEDICAL INSTRUMENTS - 2.9%
   Arthrocare Corp.*                                          600       33,534
   Cepheid, Inc.*                                           2,200       50,160
   Intuitive Surgical, Inc.*                                  200       46,000
   NuVasive, Inc.*                                          1,000       35,930
                                                                    ----------
                                                                       165,624
                                                                    ----------
MEDICAL LABS & TESTING SERVICES - 0.8%
   Icon PLC - ADR*                                            900       45,927
                                                                    ----------
MEDICAL LASER SYSTEMS - 1.0%
   Cynosure, Inc. Cl. A*                                    1,500       55,350
                                                                    ----------
MEDICAL-BIOMEDICAL/GENETICS - 1.3%
   Alexion Pharmaceuticals, Inc.*                             600       39,090
   Halozyme Therapeutics, Inc.*                             4,000       34,760
                                                                    ----------
                                                                        73,850
                                                                    ----------
MEDICAL-OUTPATIENT/HOME MEDICAL CARE - 0.6%
   Air Methods Corp.*                                         800       36,960
                                                                    ----------
METAL PROCESSORS & FABRICATION - 1.8%
   LB Foster Co. Cl. A*                                     1,400       60,844
   RBC Bearings, Inc.*                                      1,100       42,185
                                                                    ----------
                                                                       103,029
                                                                    ----------
NETWORKING PRODUCTS - 0.7%
   Atheros Communications, Inc.*                            1,300       38,961
                                                                    ----------
NON-FERROUS METALS - 0.3%
   USEC, Inc.*                                              1,600       16,400
                                                                    ----------
OIL COMPANIES-EXPLORATION & PRODUCTION - 0.7%
   Gulfport Energy Corp.*                                   1,700       40,222
                                                                    ----------
OIL FIELD MACHINERY & EQUIPMENT - 2.8%
   Dresser-Rand Group, Inc.*                                1,200       51,252
   Flotek Industries, Inc.*                                 1,100       48,565
   T-3 Energy Services, Inc.*                               1,400       59,696
                                                                    ----------
                                                                       159,513
                                                                    ----------
PATIENT MONITORING EQUIPMENT - 0.8%
   Insulet Corp.*                                           2,200       47,850
                                                                    ----------
PHYSICAL THERAPY/REHABILITATION CENTERS - 0.6%
   Psychiatric Solutions, Inc.*                               900       35,352
                                                                    ----------
PRIVATE CORRECTIONS - 0.6%
   Corrections Corp. of America*                            1,400       36,638
                                                                    ----------
PROPERTY/CASUALTY INSURANCE - 0.6%
   Amtrust Financial Services, Inc.                         2,100       31,857
                                                                    ----------
RESEARCH & DEVELOPMENT - 0.6%
   Parexel International Corp.*                               800       33,016
                                                                    ----------
RETAIL-APPAREL/SHOE - 2.1%
   Men's Wearhouse, Inc.                                      800       40,416
   The Buckle, Inc.                                         1,000       37,940
   Under Armour, Inc. Cl. A*                                  700       41,874
                                                                    ----------
                                                                       120,230
                                                                    ----------
RETAIL-COMPUTER EQUIPMENT - 1.1%
   GameStop Corp. Cl. A*                                    1,100       61,985
                                                                    ----------
RETAIL-DISCOUNT - 0.7%
   Dollar Tree Stores, Inc.*                                1,000       40,540
                                                                    ----------
RETAIL-JEWELRY - 0.6%
   Movado Group, Inc.                                       1,100       35,112
                                                                    ----------
RUBBER-TIRES - 0.5%
   The Goodyear Tire & Rubber Co.*                          1,000       30,410
                                                                    ----------
SEISMIC DATA COLLECTION - 0.5%
   ION Geophysical Corp.*                                   2,200       30,426
                                                                    ----------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS - 0.8%
   Anadigics, Inc.*                                         2,400       43,392
                                                                    ----------
SEMICONDUCTOR EQUIPMENT - 0.8%
   Varian Semiconductor Equipment Associates, Inc.*           900       48,168
                                                                    ----------
STEEL-PRODUCERS - 0.6%
   Reliance Steel & Aluminum Co.                              600       33,924
                                                                    ----------
TELECOMMUNICATIONS EQUIPMENT - 2.3%
   CommScope, Inc.*                                           800       40,192
   Harris Corp.                                               800       46,232
   Plantronics, Inc.                                        1,500       42,825
                                                                    ----------
                                                                       129,249
                                                                    ----------
TELECOMMUNICATIONS SERVICES - 0.8%
   NTELOS Holdings Corp.                                    1,500       44,190
                                                                    ----------
THERAPEUTICS - 1.3%
   Cypress Bioscience, Inc.*                                2,800       38,332
   MGI Pharma, Inc.*                                        1,300       36,114
                                                                    ----------
                                                                        74,446
                                                                    ----------
TOOLS-HAND HELD - 0.4%
   Snap-On, Inc.                                              500       24,770
                                                                    ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                        NUMBER OF
                                                          SHARES      VALUE
------------------------------------------------------------------------------
TRANSACTIONAL SOFTWARE - 1.7%
   Synchronoss Technologies, Inc.*                            800   $   33,648
   VeriFone Holdings, Inc.*                                 1,400       62,062
                                                                    ----------
                                                                        95,710
                                                                    ----------
TRANSPORT-EQUIPMENT & LEASING - 0.6%
   Aircastle, Ltd.                                          1,100       36,762
                                                                    ----------
TRANSPORT-MARINE - 1.9%
   Eagle Bulk Shipping, Inc.                                1,600       41,184
   Genco Shipping & Trading, Ltd.                           1,000       65,530
                                                                    ----------
                                                                       106,714
                                                                    ----------
WEB PORTALS/ISP - 0.6%
   Trizetto Group*                                          2,000       35,020
                                                                    ----------
WIRE & CABLE PRODUCTS - 1.6%
   Belden, Inc.                                               800       37,528
   General Cable Corp.*                                       800       53,696
                                                                    ----------
                                                                        91,224
------------------------------------------------------------------------------
Total Common Stock (Cost: $5,171,991)                                5,658,830
------------------------------------------------------------------------------

                                                        PRINCIPAL
                                                           AMOUNT
------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 2.0%
TIME DEPOSIT - 2.0%
   Wells Fargo Bank 4.370%, 10/01/07 (Cost: $112,373)   $112,373       112,373
------------------------------------------------------------------------------
Total Investments - 100.8% (Cost: $5,284,364)                        5,771,203
------------------------------------------------------------------------------
Liabilities in Excess of Other Assets - (0.8%)                         (43,732)
------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $5,727,471
------------------------------------------------------------------------------

*    NON-INCOME PRODUCING SECURITIES.

ADR - AMERICAN DEPOSITORY RECEIPT

SCHEDULE OF INVESTMENTS BY SECTOR
as of September 30, 2007 (Unaudited)

                                                                    PERCENT OF
SECTOR                                                              NET ASSETS
------------------------------------------------------------------------------
Industrial                                                              31.8%
Consumer, Non-cyclical                                                  15.9
Technology                                                              15.3
Consumer, Cyclical                                                      10.9
Communications                                                          10.2
Basic Materials                                                          7.3
Energy                                                                   4.7
Financial                                                                2.7
Short Term Investments                                                   2.0
------------------------------------------------------------------------------
Total Investments                                                      100.8
Liabilities in excess of other assets                                   (0.8)
------------------------------------------------------------------------------
Net Assets                                                             100.0%
------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

U.S. CONVERTIBLE FUND

MANAGEMENT TEAM: DOUGLAS G. FORSYTH, CFA, Portfolio Manager; WILLIAM L. STICKNEY, Portfolio Manager; JUSTIN KASS, CFA, Portfolio Manager; MICHAEL E. YEE, Portfolio Manager; ELIZABETH LEMESEVSKI, Analyst; DAVID A. FOSTER, CPA, CFA, Analyst; JOANNA H. WILLARS, Analyst; NICOLE D. LARRABEE, Fixed Income Trading Assistant

CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

GOAL: The U.S. Convertible Fund seeks to maximize total return consisting of capital appreciation and current income by investing primarily in convertible securities of U.S. companies across all market capitalizations.

MARKET OVERVIEW: From April 1 to September 30, 2007, the Merrill Lynch All Convertibles All Qualities Index gained 5.40%. Convertible securities participated in the U.S. equity advance, which saw the S&P 500 Index climb 8.44% and the NASDAQ Composite Index rise 11.30%.

Like U.S. stocks, the convertible market started the period on a strong note, moving higher on a surge of merger and acquisition activity and better-than-expected corporate earnings growth. Then a number of events converged to create a significant sell-off in the markets over the summer. Rising delinquencies on mortgages led to rapid quality and price declines in collateralized mortgage obligations (CMOs). Price declines in the CMO market fueled price declines in all collateralized debt obligations (CDOs) which, in turn, cut off demand for loans. The lack of demand for loans ultimately put pressure on all bond and stock prices. However, by September, the markets rallied, as the financial crisis appeared contained, the Federal Reserve cut the fed funds rate and corporate profits for most industries continued to exceed expectations.

Consistent with volatile conditions, larger-cap, investment-grade convertibles outperformed. Most industries posted gains, led by materials. Among the few decliners, transportation was the weakest group.

PERFORMANCE: The Fund's Class I shares gained 10.53% during the six months ended September 30, 2007, outperforming the Merrill Lynch All Convertibles All Qualities Index, which rose 5.40%.

PORTFOLIO SPECIFICS: The key driver of the Fund's absolute and relative performance was security selection, and the top performers were those companies that improved their operating statistics and exceeded profit expectations. Issuers from diverse industries contributed to the Fund's positive return, including several energy companies that advanced on solid corporate profits, attractive valuations and higher energy prices. A number of our industrial and defense names benefited from robust earnings and impressive operating improvements. Lastly, three of our portfolio companies were acquired at large premiums.

Although not material, select issuers negatively impacted portfolio performance. For example, a financial advisory firm was weak on concerns that tighter lending standards would cause a slowdown in its mergers and acquisitions business.

At September 30, the Fund's conversion premium was 17%, compared to the market's premium of 32%. The Fund continues to be well positioned to participate in the upside of an improving economic environment, while not sacrificing downside protection.

MARKET OUTLOOK: Our outlook for the convertible market remains positive, despite recent volatility. While there are challenges facing U.S. equities, including concerns about rising commodity prices and inflation, corporate balance sheets are generally healthy. In addition, default rates remain low and are not expected to change in the near future, and the Fed may cut interest rates further.

We continue to build the Fund one security at a time by finding companies that are opportunistically capitalizing on change. We are also maintaining our discipline of identifying the best convertibles with the optimal risk/reward profile: 70-80% of the upside and 40-50% of the downside.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN U.S. CONVERTIBLE FUND CLASS I, II AND IV SHARES WITH THE MERRILL LYNCH ALL CONVERTIBLES, ALL QUALITIES INDEX.

[CHART]

                     U.S. CONVERTIBLE FUND     MERRILL LYNCH ALL CONVERTIBLES
                         CLASS I SHARES            ALL QUALITIES INDEX
4/19/1993                  $250,000                     $250,000
4/30/1993                  $255,000                     $248,560
5/31/1993                  $265,200                     $254,242
6/30/1993                  $273,686                     $255,910
7/31/1993                  $276,286                     $256,862
8/31/1993                  $292,366                     $264,098
9/30/1993                  $297,658                     $266,712
10/31/1993                 $305,367                     $273,263
11/30/1993                 $298,466                     $269,481
12/31/1993                 $307,599                     $273,588
1/31/1994                  $318,058                     $280,728
2/28/1994                  $314,495                     $277,174
3/31/1994                  $300,437                     $265,724
4/30/1994                  $297,974                     $260,511
5/31/1994                  $295,054                     $260,430
6/30/1994                  $286,733                     $257,487
7/31/1994                  $290,575                     $262,057
8/31/1994                  $296,242                     $268,834
9/30/1994                  $292,805                     $265,401
10/31/1994                 $292,337                     $266,335
11/30/1994                 $283,625                     $258,202
12/31/1994                 $284,249                     $257,169
1/31/1995                  $282,288                     $259,015
2/28/1995                  $285,986                     $267,112
3/31/1995                  $294,394                     $274,364
4/30/1995                  $297,868                     $280,087
5/31/1995                  $303,587                     $287,821
6/30/1995                  $315,214                     $297,644
7/31/1995                  $330,029                     $307,710
8/31/1995                  $335,309                     $312,218
9/30/1995                  $343,089                     $316,280
10/31/1995                 $337,496                     $307,681
11/30/1995                 $344,584                     $319,483
12/31/1995                 $347,547                     $320,665
1/31/1996                  $357,278                     $330,551
2/29/1996                  $367,247                     $338,015
3/31/1996                  $372,976                     $341,544
4/30/1996                  $383,046                     $347,893
5/31/1996                  $394,920                     $355,582
6/30/1996                  $386,153                     $350,316
7/31/1996                  $365,339                     $335,392
8/31/1996                  $387,735                     $348,328
9/30/1996                  $406,075                     $357,918
10/31/1996                 $406,603                     $362,234
11/30/1996                 $417,256                     $374,474
12/31/1996                 $420,594                     $371,722
1/31/1997                  $436,702                     $382,554
2/28/1997                  $430,763                     $381,127
3/31/1997                  $426,585                     $372,948
4/30/1997                  $431,448                     $376,338
5/31/1997                  $453,667                     $395,430
6/30/1997                  $471,723                     $407,834
7/31/1997                  $500,687                     $431,117
8/31/1997                  $494,378                     $428,781
9/30/1997                  $518,554                     $448,603
10/31/1997                 $508,183                     $439,963
11/30/1997                 $509,656                     $440,148
12/31/1997                 $518,626                     $444,453
1/31/1998                  $513,544                     $445,822
2/28/1998                  $537,783                     $465,562
3/31/1998                  $562,198                     $482,677
4/30/1998                  $568,832                     $485,708
5/31/1998                  $555,863                     $474,978
6/30/1998                  $577,597                     $478,987
7/31/1998                  $581,756                     $471,381
8/31/1998                  $497,692                     $417,219
9/30/1998                  $525,712                     $425,547
10/31/1998                 $537,173                     $436,539
11/30/1998                 $571,176                     $457,392
12/31/1998                 $630,407                     $484,154
1/31/1999                  $667,790                     $508,038
2/28/1999                  $634,801                     $490,287
3/31/1999                  $674,349                     $510,575
4/30/1999                  $695,658                     $531,299
5/31/1999                  $684,389                     $528,616
6/30/1999                  $717,103                     $548,101
7/31/1999                  $695,733                     $544,599
8/31/1999                  $701,090                     $537,737
9/30/1999                  $704,245                     $541,275
10/31/1999                 $749,105                     $562,493
11/30/1999                 $817,049                     $595,072
12/31/1999                 $955,212                     $675,681
1/31/2000                  $960,657                     $675,519
2/29/2000                $1,122,047                     $732,350
3/31/2000                $1,073,463                     $731,310
4/30/2000                $1,003,043                     $680,879
5/31/2000                  $938,949                     $651,390
6/30/2000                $1,009,558                     $684,924
7/31/2000                  $970,185                     $664,602
8/31/2000                $1,070,502                     $715,650
9/30/2000                $1,069,753                     $692,299
10/31/2000               $1,014,019                     $665,216
11/30/2000                 $865,972                     $585,703
12/31/2000                 $920,269                     $608,123
1/31/2001                  $950,269                     $645,949
2/28/2001                  $856,763                     $597,438
3/31/2001                  $803,986                     $571,575
4/30/2001                  $849,492                     $609,933
5/31/2001                  $834,881                     $606,127
6/30/2001                  $815,344                     $596,562
7/31/2001                  $785,910                     $587,978
8/31/2001                  $763,433                     $577,600
9/30/2001                  $716,253                     $543,135
10/31/2001                 $732,870                     $554,302
11/30/2001                 $757,641                     $569,135
12/31/2001                 $766,051                     $581,087
1/31/2002                  $754,254                     $571,906
2/28/2002                  $742,488                     $555,689
3/31/2002                  $767,658                     $575,639
4/30/2002                  $759,060                     $567,230
5/31/2002                  $750,103                     $562,278
6/30/2002                  $707,422                     $531,803
7/31/2002                  $652,668                     $499,948
8/31/2002                  $661,022                     $506,157
9/30/2002                  $644,100                     $488,315
10/31/2002                 $655,500                     $499,205
11/30/2002                 $676,083                     $535,197
12/31/2002                 $663,373                     $531,183
1/31/2003                  $662,245                     $539,735
2/28/2003                  $655,556                     $538,440
3/31/2003                  $662,636                     $547,540
4/30/2003                  $696,298                     $575,161
5/31/2003                  $733,690                     $601,917
6/30/2003                  $738,972                     $605,746
7/31/2003                  $752,200                     $607,469
8/31/2003                  $765,815                     $615,009
9/30/2003                  $768,112                     $622,600
10/31/2003                 $817,194                     $644,944
11/30/2003                 $835,091                     $655,459
12/31/2003                 $850,707                     $675,411
1/31/2004                  $883,629                     $695,901
2/29/2004                  $884,778                     $701,407
3/31/2004                  $889,025                     $704,027
4/30/2004                  $870,533                     $687,053
5/31/2004                  $875,495                     $688,814
6/30/2004                  $893,093                     $700,003
7/31/2004                  $860,674                     $681,136
8/30/2004                  $849,055                     $682,504
9/30/2004                  $879,111                     $694,209
10/31/2004                 $872,518                     $697,293
11/30/2004                 $922,949                     $722,648
12/31/2004                 $953,037                     $740,330
1/31/2005                  $941,124                     $724,129
2/28/2005                  $953,453                     $722,424
3/31/2005                  $929,998                     $705,743
4/30/2005                  $902,656                     $682,453
5/31/2005                  $928,743                     $699,992
6/30/2005                  $958,184                     $714,762
7/31/2005                  $993,158                     $737,563
8/31/2005                  $992,363                     $737,047
9/30/2005                $1,005,264                     $744,343
10/31/2005                 $986,365                     $728,563
11/30/2005               $1,013,096                     $741,823
12/31/2005               $1,021,403                     $747,758
1/31/2006                $1,065,528                     $778,565
2/28/2006                $1,066,806                     $776,775
3/31/2006                $1,089,316                     $787,572
4/30/2006                $1,107,943                     $794,266
5/31/2006                $1,076,034                     $781,876
6/30/2006                $1,072,053                     $781,719
7/31/2006                $1,069,373                     $783,517
8/31/2006                $1,082,740                     $794,095
9/30/2006                $1,099,631                     $803,544
10/31/2006               $1,123,823                     $824,276
11/30/2006               $1,140,118                     $840,514
12/31/2006               $1,153,344                     $843,708
1/31/2007                $1,181,024                     $861,932
2/28/2007                $1,187,874                     $862,191
3/31/2007                $1,206,880                     $864,777
4/30/2007                $1,244,534                     $885,100
5/31/2007                $1,287,097                     $905,103
6/30/2007                $1,284,652                     $902,297
7/31/2007                $1,265,768                     $880,642
8/31/2007                $1,278,172                     $879,585
9/30/2007                $1,333,773                     $911,338

Annualized Total Returns As of 9/30/07

                                                     1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
U.S. Convertible Fund Class I                        21.30%    15.67%     9..90%
--------------------------------------------------------------------------------
Merrill Lynch All Convertibles
All Qualities Index                                  13.45%    13.30%     7..35%
--------------------------------------------------------------------------------

[CHART]

                                      MERRILL LYNCH
            U.S. CONVERTIBLE FUND    ALL CONVERTIBLES
               CLASS II SHARES     ALL QUALITIES INDEX
 4/19/1993        $250,000               $250,000
 4/30/1993        $255,000               $248,560
 5/31/1993        $265,200               $254,242
 6/30/1993        $273,686               $255,910
 7/31/1993        $276,286               $256,862
 8/31/1993        $292,366               $264,098
 9/30/1993        $297,658               $266,712
10/31/1993        $305,367               $273,263
11/30/1993        $298,466               $269,481
12/31/1993        $307,599               $273,588
 1/31/1994        $318,058               $280,728
 2/28/1994        $314,495               $277,174
 3/31/1994        $300,437               $265,724
 4/30/1994        $297,974               $260,511
 5/31/1994        $295,054               $260,430
 6/30/1994        $286,733               $257,487
 7/31/1994        $290,575               $262,057
 8/31/1994        $296,242               $268,834
 9/30/1994        $292,805               $265,401
10/31/1994        $292,337               $266,335
11/30/1994        $283,625               $258,202
12/31/1994        $284,249               $257,169
 1/31/1995        $282,288               $259,015
 2/28/1995        $285,986               $267,112
 3/31/1995        $294,394               $274,364
 4/30/1995        $297,868               $280,087
 5/31/1995        $303,587               $287,821
 6/30/1995        $315,214               $297,644
 7/31/1995        $330,029               $307,710
 8/31/1995        $335,309               $312,218
 9/30/1995        $343,089               $316,280
10/31/1995        $337,496               $307,681
11/30/1995        $344,584               $319,483
12/31/1995        $347,547               $320,665
 1/31/1996        $357,278               $330,551
 2/29/1996        $367,247               $338,015
 3/31/1996        $372,976               $341,544
 4/30/1996        $383,046               $347,893
 5/31/1996        $394,920               $355,582
 6/30/1996        $386,153               $350,316
 7/31/1996        $365,339               $335,392
 8/31/1996        $387,735               $348,328
 9/30/1996        $406,075               $357,918
10/31/1996        $406,603               $362,234
11/30/1996        $417,256               $374,474
12/31/1996        $420,594               $371,722
 1/31/1997        $436,702               $382,554
 2/28/1997        $430,763               $381,127
 3/31/1997        $426,585               $372,948
 4/30/1997        $431,448               $376,338
 5/31/1997        $453,667               $395,430
 6/30/1997        $471,723               $407,834
 7/31/1997        $500,687               $431,117
 8/31/1997        $494,378               $428,781
 9/30/1997        $518,554               $448,603
10/31/1997        $508,183               $439,963
11/30/1997        $509,656               $440,148
12/31/1997        $518,626               $444,453
 1/31/1998        $513,544               $445,822
 2/28/1998        $537,783               $465,562
 3/31/1998        $562,198               $482,677
 4/30/1998        $568,832               $485,708
 5/31/1998        $555,863               $474,978
 6/30/1998        $577,597               $478,987
 7/31/1998        $581,756               $471,381
 8/31/1998        $497,692               $417,219
 9/30/1998        $525,712               $425,547
10/31/1998        $537,173               $436,539
11/30/1998        $571,176               $457,392
12/31/1998        $630,407               $484,154
 1/31/1999        $667,790               $508,038
 2/28/1999        $634,801               $490,287
 3/31/1999        $674,349               $510,575
 4/30/1999        $695,658               $531,299
 5/31/1999        $684,389               $528,616
 6/30/1999        $717,103               $548,101
 7/31/1999        $695,733               $544,599
 8/31/1999        $701,090               $537,737
 9/30/1999        $704,245               $541,275
10/31/1999        $749,105               $562,493
11/30/1999        $817,049               $595,072
12/31/1999        $955,212               $675,681
 1/31/2000        $960,657               $675,519
 2/29/2000      $1,122,047               $732,350
 3/31/2000      $1,073,463               $731,310
 4/30/2000      $1,003,043               $680,879
 5/31/2000        $938,949               $651,390
 6/30/2000      $1,009,558               $684,924
 7/31/2000        $970,185               $664,602
 8/31/2000      $1,070,502               $715,650
 9/30/2000      $1,069,753               $692,299
10/31/2000      $1,014,019               $665,216
11/30/2000        $865,972               $585,703
12/31/2000        $920,269               $608,123
 1/31/2001        $950,269               $645,949
 2/28/2001        $856,763               $597,438
 3/31/2001        $803,986               $571,575
 4/30/2001        $849,492               $609,933
 5/31/2001        $834,881               $606,127
 6/30/2001        $815,344               $596,562
 7/31/2001        $785,910               $587,978
 8/31/2001        $763,433               $577,600
 9/30/2001        $716,253               $543,135
10/31/2001        $732,870               $554,302
11/30/2001        $757,641               $569,135
12/31/2001        $766,051               $581,087
 1/31/2002        $754,254               $571,906
 2/28/2002        $742,488               $555,689
 3/31/2002        $767,658               $575,639
 4/30/2002        $759,060               $567,230
 5/31/2002        $750,103               $562,278
 6/30/2002        $707,422               $531,803
 7/31/2002        $652,668               $499,948
 8/31/2002        $661,022               $506,157
 9/30/2002        $644,100               $488,315
10/31/2002        $655,500               $499,205
11/30/2002        $676,083               $535,197
12/31/2002        $663,373               $531,183
 1/31/2003        $662,245               $539,735
 2/28/2003        $655,556               $538,440
 3/31/2003        $662,636               $547,540
 4/30/2003        $696,298               $575,161
 5/31/2003        $733,690               $601,917
 6/30/2003        $738,972               $605,746
 7/31/2003        $752,200               $607,469
 8/31/2003        $765,815               $615,009
 9/30/2003        $768,112               $622,600
10/31/2003        $817,194               $644,944
11/30/2003        $835,091               $655,459
12/31/2003        $850,707               $675,411
 1/31/2004        $883,629               $695,901
 2/29/2004        $884,778               $701,407
 3/31/2004        $889,025               $704,027
 4/30/2004        $870,533               $687,053
 5/31/2004        $875,495               $688,814
 6/30/2004        $893,093               $700,003
 7/31/2004        $860,674               $681,136
 8/30/2004        $849,055               $682,504
 9/30/2004        $879,111               $694,209
10/31/2004        $872,518               $697,293
11/30/2004        $922,949               $722,648
12/31/2004        $953,037               $740,330
 1/31/2005        $941,124               $724,129
 2/28/2005        $953,453               $722,424
 3/31/2005        $929,998               $705,743
 4/30/2005        $902,656               $682,453
 5/31/2005        $928,743               $699,992
 6/30/2005        $958,184               $714,762
 7/31/2005        $993,158               $737,563
 8/31/2005        $992,363               $737,047
 9/30/2005      $1,005,264               $744,343
10/31/2005        $986,365               $728,563
11/30/2005      $1,013,589               $741,823
12/31/2005      $1,022,204               $747,758
 1/31/2006      $1,066,364               $778,565
 2/28/2006      $1,067,643               $776,775
 3/31/2006      $1,090,384               $787,572
 4/30/2006      $1,109,030               $794,266
 5/31/2006      $1,077,089               $781,876
 6/30/2006      $1,073,427               $781,719
 7/31/2006      $1,070,744               $783,517
 8/31/2006      $1,084,128               $794,095
 9/30/2006      $1,101,366               $803,544
10/31/2006      $1,125,596               $824,276
11/30/2006      $1,141,917               $840,514
12/31/2006      $1,155,848               $843,708
 1/31/2007      $1,183,011               $861,932
 2/28/2007      $1,189,872               $862,191
 3/31/2007      $1,209,505               $864,777
 4/30/2007      $1,246,758               $885,100
 5/31/2007      $1,289,896               $905,103
 6/30/2007      $1,287,316               $902,297
 7/31/2007      $1,268,907               $880,642
 8/31/2007      $1,281,343               $879,585
 9/30/2007      $1,337,465               $911,338

Annualized Total Returns As of 9/30/07

                                                     1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
U.S. Convertible Fund Class II                       21.44%    15.74%     9..94%
--------------------------------------------------------------------------------
Merrill Lynch All Convertibles
All Qualities Index                                  13.45%    13.30%     7..35%
--------------------------------------------------------------------------------

[CHART]

                                                           MERRILL LYNCH
                          U.S. CONVERTIBLE FUND           ALL CONVERTIBLES
                             CLASS IV SHARES            ALL QUALITIES INDEX
4/19/1993                        $250,000                     $250,000
4/30/1993                        $255,000                     $248,560
5/31/1993                        $265,200                     $254,242
6/30/1993                        $273,686                     $255,910
7/31/1993                        $276,286                     $256,862
8/31/1993                        $292,366                     $264,098
9/30/1993                        $297,658                     $266,712
10/31/1993                       $305,367                     $273,263
11/30/1993                       $298,466                     $269,481
12/31/1993                       $307,599                     $273,588
1/31/1994                        $318,058                     $280,728
2/28/1994                        $314,495                     $277,174
3/31/1994                        $300,437                     $265,724
4/30/1994                        $297,974                     $260,511
5/31/1994                        $295,054                     $260,430
6/30/1994                        $286,733                     $257,487
7/31/1994                        $290,575                     $262,057
8/31/1994                        $296,242                     $268,834
9/30/1994                        $292,805                     $265,401
10/31/1994                       $292,337                     $266,335
11/30/1994                       $283,625                     $258,202
12/31/1994                       $284,249                     $257,169
1/31/1995                        $282,288                     $259,015
2/28/1995                        $285,986                     $267,112
3/31/1995                        $294,394                     $274,364
4/30/1995                        $297,868                     $280,087
5/31/1995                        $303,587                     $287,821
6/30/1995                        $315,214                     $297,644
7/31/1995                        $330,029                     $307,710
8/31/1995                        $335,309                     $312,218
9/30/1995                        $343,089                     $316,280
10/31/1995                       $337,496                     $307,681
11/30/1995                       $344,584                     $319,483
12/31/1995                       $347,547                     $320,665
1/31/1996                        $357,278                     $330,551
2/29/1996                        $367,247                     $338,015
3/31/1996                        $372,976                     $341,544
4/30/1996                        $383,046                     $347,893
5/31/1996                        $394,920                     $355,582
6/30/1996                        $386,153                     $350,316
7/31/1996                        $365,339                     $335,392
8/31/1996                        $387,735                     $348,328
9/30/1996                        $406,075                     $357,918
10/31/1996                       $406,603                     $362,234
11/30/1996                       $417,256                     $374,474
12/31/1996                       $420,594                     $371,722
1/31/1997                        $436,702                     $382,554
2/28/1997                        $430,763                     $381,127
3/31/1997                        $426,585                     $372,948
4/30/1997                        $431,448                     $376,338
5/31/1997                        $453,667                     $395,430
6/30/1997                        $471,723                     $407,834
7/31/1997                        $500,687                     $431,117
8/31/1997                        $494,378                     $428,781
9/30/1997                        $518,554                     $448,603
10/31/1997                       $508,183                     $439,963
11/30/1997                       $509,656                     $440,148
12/31/1997                       $518,626                     $444,453
1/31/1998                        $513,544                     $445,822
2/28/1998                        $537,783                     $465,562
3/31/1998                        $562,198                     $482,677
4/30/1998                        $568,832                     $485,708
5/31/1998                        $555,863                     $474,978
6/30/1998                        $577,597                     $478,987
7/31/1998                        $581,756                     $471,381
8/31/1998                        $497,692                     $417,219
9/30/1998                        $525,712                     $425,547
10/31/1998                       $537,173                     $436,539
11/30/1998                       $571,176                     $457,392
12/31/1998                       $630,407                     $484,154
1/31/1999                        $667,790                     $508,038
2/28/1999                        $634,801                     $490,287
3/31/1999                        $674,349                     $510,575
4/30/1999                        $695,658                     $531,299
5/31/1999                        $684,389                     $528,616
6/30/1999                        $717,103                     $548,101
7/31/1999                        $695,733                     $544,599
8/31/1999                        $701,090                     $537,737
9/30/1999                        $704,245                     $541,275
10/31/1999                       $749,105                     $562,493
11/30/1999                       $817,049                     $595,072
12/31/1999                       $955,212                     $675,681
1/31/2000                        $960,657                     $675,519
2/29/2000                      $1,122,047                     $732,350
3/31/2000                      $1,073,463                     $731,310
4/30/2000                      $1,003,043                     $680,879
5/31/2000                        $938,949                     $651,390
6/30/2000                      $1,009,558                     $684,924
7/31/2000                        $970,185                     $664,602
8/31/2000                      $1,070,502                     $715,650
9/30/2000                      $1,069,753                     $692,299
10/31/2000                     $1,014,019                     $665,216
11/30/2000                       $865,972                     $585,703
12/31/2000                       $920,269                     $608,123
1/31/2001                        $950,269                     $645,949
2/28/2001                        $856,763                     $597,438
3/31/2001                        $803,986                     $571,575
4/30/2001                        $849,492                     $609,933
5/31/2001                        $834,881                     $606,127
6/30/2001                        $815,344                     $596,562
7/31/2001                        $785,910                     $587,978
8/31/2001                        $763,433                     $577,600
9/30/2001                        $716,253                     $543,135
10/31/2001                       $732,870                     $554,302
11/30/2001                       $757,641                     $569,135
12/31/2001                       $766,051                     $581,087
1/31/2002                        $754,254                     $571,906
2/28/2002                        $742,488                     $555,689
3/31/2002                        $767,658                     $575,639
4/30/2002                        $759,060                     $567,230
5/31/2002                        $750,103                     $562,278
6/30/2002                        $707,422                     $531,803
7/31/2002                        $652,668                     $499,948
8/31/2002                        $661,022                     $506,157
9/30/2002                        $644,100                     $488,315
10/31/2002                       $655,500                     $499,205
11/30/2002                       $676,083                     $535,197
12/31/2002                       $663,373                     $531,183
1/31/2003                        $662,245                     $539,735
2/28/2003                        $655,556                     $538,440
3/31/2003                        $662,636                     $547,540
4/30/2003                        $696,298                     $575,161
5/31/2003                        $733,690                     $601,917
6/30/2003                        $738,972                     $605,746
7/31/2003                        $752,200                     $607,469
8/31/2003                        $765,815                     $615,009
9/30/2003                        $768,112                     $622,600
10/31/2003                       $817,194                     $644,944
11/30/2003                       $835,091                     $655,459
12/31/2003                       $850,707                     $675,411
1/31/2004                        $883,629                     $695,901
2/29/2004                        $884,778                     $701,407
3/31/2004                        $889,025                     $704,027
4/30/2004                        $870,533                     $687,053
5/31/2004                        $875,495                     $688,814
6/30/2004                        $893,093                     $700,003
7/31/2004                        $860,674                     $681,136
8/30/2004                        $849,055                     $682,504
9/30/2004                        $879,111                     $694,209
10/31/2004                       $872,518                     $697,293
11/30/2004                       $922,949                     $722,648
12/31/2004                       $953,037                     $740,330
1/31/2005                        $941,124                     $724,129
2/28/2005                        $953,453                     $722,424
3/31/2005                        $929,998                     $705,743
4/30/2005                        $902,656                     $682,453
5/31/2005                        $928,743                     $699,992
6/30/2005                        $958,184                     $714,762
7/31/2005                        $993,158                     $737,563
8/31/2005                        $992,363                     $737,047
9/30/2005                      $1,005,264                     $744,343
10/31/2005                       $986,365                     $728,563
11/30/2005                     $1,013,096                     $741,823
12/31/2005                     $1,021,403                     $747,758
1/31/2006                      $1,065,528                     $778,565
2/28/2006                      $1,066,806                     $776,775
3/31/2006                      $1,089,316                     $787,572
4/30/2006                      $1,107,943                     $794,266
5/31/2006                      $1,076,034                     $781,876
6/30/2006                      $1,072,053                     $781,719
7/31/2006                      $1,069,373                     $783,517
8/31/2006                      $1,082,740                     $794,095
9/30/2006                      $1,099,631                     $803,544
10/31/2006                     $1,123,823                     $824,276
11/30/2006                     $1,140,118                     $840,514
12/31/2006                     $1,153,344                     $843,708
1/31/2007                      $1,180,447                     $861,932
2/28/2007                      $1,187,884                     $862,191
3/31/2007                      $1,207,603                     $864,777
4/30/2007                      $1,245,280                     $885,100
5/31/2007                      $1,288,367                     $905,103
6/30/2007                      $1,286,305                     $902,297
7/31/2007                      $1,267,911                     $880,642
8/31/2007                      $1,280,337                     $879,585
9/30/2007                      $1,336,287                     $911,338

Annualized Total Returns As of 9/30/07

                                                     1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
U.S. Convertible Fund Class IV                       21.52%    15.71%     9..93%
--------------------------------------------------------------------------------
Merrill Lynch All Convertibles
All Qualities Index                                  13.45%    13.30%     7..35%
--------------------------------------------------------------------------------

THE GRAPHS ABOVE SHOW THE VALUE OF A HYPOTHETICAL $250,000 INVESTMENT IN THE FUND'S CLASS I, II AND IV SHARES COMPARED WITH THE MERRILL LYNCH ALL CONVERTIBLES, ALL QUALITIES INDEX FOR THE PERIODS INDICATED. THE FUND'S CLASS I, II AND IV SHARES CALCULATE THEIR PERFORMANCE BASED UPON THE HISTORICAL PERFORMANCE OF THEIR CORRESPONDING SERIES OF NICHOLAS-APPLEGATE MUTUAL FUNDS (RENAMED ING MUTUAL FUNDS), ADJUSTED TO REFLECT ALL FEES AND EXPENSES APPLICABLE TO THE FUND'S CLASS I, II AND IV SHARES. THE NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS' CLASS I SHARES WERE FIRST AVAILABLE ON MAY 7, 1999, CLASS II SHARES ON SEPTEMBER 30, 2005 AND CLASS IV SHARES ON DECEMBER 30, 2006. THE HISTORICAL PERFORMANCE OF CLASS I, II AND IV SHARES INCLUDES THE PERFORMANCE OF CLASS I SHARES FOR PERIODS PRIOR TO THE INCEPTION OF CLASS II. AVERAGE ANNUAL TOTAL RETURN FIGURES INCLUDE CHANGES IN PRINCIPAL VALUE, REINVESTED DIVIDENDS, AND CAPITAL GAIN DISTRIBUTIONS. THE TOTAL RETURNS SHOWN ABOVE DO NOT SHOW THE EFFECTS OF INCOME TAXES ON AN INDIVIDUAL'S INVESTMENT. IN MOST CASES, TAXES MAY REDUCE YOUR ACTUAL INVESTMENT RETURNS ON INCOME OR GAINS PAID BY THE FUND OR ANY GAINS YOU MAY REALIZE IF YOU SELL YOUR SHARES. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS.

FOR THE PERIOD FROM THE FUND'S INCEPTION TO DECEMBER 31, 2004, PERFORMANCE IS COMPARED TO THE CREDIT SUISSE FIRST BOSTON CONVERTIBLE INDEX. FOR THE PERIOD FROM JANUARY 1, 2005 TO PRESENT, PERFORMANCE IS COMPARED TO THE MERRILL LYNCH ALL CONVERTIBLES, ALL QUALITIES INDEX. THE CHANGE IN BENCHMARKS WAS PROMPTED BY THE RETIREMENT OF THE CREDIT SUISSE FIRST BOSTON CONVERTIBLE INDEX IN DECEMBER 2004.

THE UNMANAGED INDEXES DIFFER FROM THE FUND IN COMPOSITION, DO NOT PAY MANAGEMENT FEES OR EXPENSES AND INCLUDE REINVESTED DIVIDENDS. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2007

                                                                 PRINCIPAL
                                                                    AMOUNT          VALUE
-----------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BOND - 83.7%
AEROSPACE/DEFENSE - 2.7%
   Lockheed Martin Corp.++ 5.110%, 08/15/33                     $1,585,000   $  2,418,076
   United Industrial Corp. 3.750%, 09/15/24                        935,000      1,844,288
                                                                             ------------
                                                                                4,262,364
                                                                             ------------
AEROSPACE/DEFENSE-EQUIPMENT - 3.2%
   Orbital Sciences Corp. 2.438%, 01/15/27                       2,035,000      2,302,094
   Triumph Group, Inc. 2.625%, 10/01/26                          1,720,000      2,747,700
                                                                             ------------
                                                                                5,049,794
                                                                             ------------
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL - 1.3%
   ArvinMeritor, Inc. 144A# 4.000%, 02/15/27                     1,560,000      1,400,100
   ArvinMeritor, Inc. 4.000%, 02/15/27                             675,000        605,812
                                                                             ------------
                                                                                2,005,912
                                                                             ------------
AUTO-CARS/LIGHT TRUCKS - 1.7%
   Ford Motor Co. 4.250%, 12/15/36                               2,305,000      2,705,494
                                                                             ------------
BREWERY - 1.7%
   Molson Coors Brewing Co. 2.500%, 07/30/13                     2,405,000      2,687,587
                                                                             ------------
BROADCAST SERVICES/PROGRAMMING - 1.2%
   Liberty Media LLC 0.750%, 03/30/23                            1,740,000      1,929,225
                                                                             ------------
CELLULAR TELECOMMUNICATIONS - 3.0%
   Nextel Communications, Inc. 5.250%, 01/15/10                  2,280,000      2,285,700
   NII Holdings, Inc. 144A# 3.125%, 06/15/12                     1,140,000      1,154,250
   NII Holdings, Inc. 144A# 2.750%, 08/15/25                       730,000      1,274,762
   NII Holdings, Inc. 2.750%, 08/15/25                              20,000         34,925
                                                                             ------------
                                                                                4,749,637
                                                                             ------------
COMMERCIAL SERVICES - 1.3%
   Quanta Services, Inc. 144A# 3.750%, 04/30/26                    870,000      1,152,750
   Quanta Services, Inc. 3.750%, 04/30/26                          670,000        887,750
                                                                             ------------
                                                                                2,040,500
                                                                             ------------
COMPUTER SERVICES - 3.3%
   DST Systems, Inc. 4.125%, 08/15/23                            1,395,000      2,540,644
   Electronic Data Systems Corp. 3.875%, 07/15/23                2,530,000      2,548,975
                                                                             ------------
                                                                                5,089,619
                                                                             ------------
COMPUTERS - 1.7%
   Hewlett-Packard Co.+ 0.000%, 10/14/17                         3,220,000      2,640,400
                                                                             ------------
COMPUTERS-MEMORY DEVICES - 1.7%
   EMC Corp. 144A# 1.750%, 12/01/11                              1,885,000      2,681,412
                                                                             ------------
CONSULTING SERVICES - 0.7%
   FTI Consulting, Inc. 3.750%, 07/15/12                           650,000      1,148,063
                                                                             ------------
DIAGNOSTIC KITS - 1.6%
   Inverness Medical Innovations, Inc. 144A# 3.000%, 05/15/16    1,290,000      1,677,000
   Inverness Medical Innovations, Inc. 3.000%, 05/15/16            640,000        832,000
                                                                             ------------
                                                                                2,509,000
                                                                             ------------
DIVERSIFIED MANUFACTURING OPERATIONS - 1.6%
   Roper Industries, Inc. 1.481%, 01/15/34                       3,025,000      2,503,188
                                                                             ------------
E-COMMERCE/SERVICES - 1.5%
   priceline.com, Inc. 144A# 0.750%, 09/30/13                      630,000      1,399,388
   priceline.com, Inc. 2.250%, 01/15/25                            425,000        993,438
                                                                             ------------
                                                                                2,392,826
                                                                             ------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS - 2.8%
   Intel Corp. 2.950%, 12/15/35                                  2,130,000      2,215,200
   Micron Technology, Inc. 1.875%, 06/01/14                      1,470,000      1,438,762
   Skyworks Solutions, Inc. 1.250%, 03/01/10                       560,000        637,700
                                                                             ------------
                                                                                4,291,662
                                                                             ------------
ELECTRONIC DESIGN AUTOMATION - 1.4%
   Cadence Design Systems, Inc. 144A# 1.500%, 12/15/13           1,805,000      2,134,412
                                                                             ------------
ELECTRONIC MEASURE INSTRUMENTS - 1.7%
   Itron, Inc. 2.500%, 08/01/26                                  1,695,000      2,635,725
                                                                             ------------
ELECTRONICS-MILITARY - 1.6%
   L-3 Communications Corp. 144A# 3.000%, 08/01/35               1,065,000      1,238,062
   L-3 Communications Corp. 3.000%, 08/01/35                     1,110,000      1,290,375
                                                                             ------------
                                                                                2,528,437
                                                                             ------------
ENERGY-ALTERNATE SOURCES - 1.5%
   Covanta Holding Corp. 1.000%, 02/01/27                        2,260,000      2,310,850
                                                                             ------------
ENTERPRISE SOFTWARE/SERVICES - 0.8%
   Lawson Software, Inc. 144A# 2.500%, 04/15/12                  1,145,000      1,225,150
                                                                             ------------
FINANCE-INVESTMENT BANKERS/BROKERS - 0.8%
   Merrill Lynch & Co., Inc.+ 0.000%, 03/13/32                   1,050,000      1,178,520
                                                                             ------------
FOOTWEAR & RELATED APPAREL - 1.5%
   Iconix Brand Group, Inc. 144A# 1.875%, 06/30/12               2,125,000      2,297,656
                                                                             ------------
INSTRUMENTS-SCIENTIFIC - 1.7%
   Fisher Scientific International, Inc. 3.250%, 03/01/24        1,730,000      2,709,612
                                                                             ------------
LIFE/HEALTH INSURANCE - 1.5%
   Prudential Financial, Inc.++ 2.960%, 12/12/36                 2,295,000      2,361,165
                                                                             ------------
MACHINERY-FARM - 1.7%
   AGCO Corp. 1.250%, 12/15/36                                   1,920,000      2,649,600
                                                                             ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                 PRINCIPAL
                                                                    AMOUNT          VALUE
-----------------------------------------------------------------------------------------
MEDICAL INSTRUMENTS - 2.7%
   Kyphon, Inc. 144A# 1.250%, 02/01/14                          $1,460,000   $  1,912,600
   St Jude Medical, Inc. 144A# 1.220%, 12/15/08                  2,290,000      2,338,663
                                                                             ------------
                                                                                4,251,263
                                                                             ------------
MEDICAL-BIOMEDICAL/GENETICS - 4.2%
   Celgene Corp. 1.750%, 06/01/08                                  325,000      1,915,062
   Genzyme Corp. 1.250%, 12/01/23                                2,190,000      2,326,875
   Invitrogen Corp. 2.000%, 08/01/23                             1,820,000      2,345,525
                                                                             ------------
                                                                                6,587,462
                                                                             ------------
MEDICAL-DRUGS - 5.7%
   Allergan, Inc. 144A# 1.500%, 04/01/26                         1,800,000      2,090,250
   Allergan, Inc. 1.500%, 04/01/26                                  30,000         34,838
   Schering-Plough Corp. 6.000%, 08/13/10                            8,000      2,218,000
   Teva Pharmaceutical Finance LLC 0.500%, 02/01/24              1,995,000      2,421,431
   Wyeth++ 4.877%, 01/15/24                                      2,055,000      2,175,772
                                                                             ------------
                                                                                8,940,291
                                                                             ------------
MULTIMEDIA - 1.4%
   The Walt Disney Co. 2.125%, 04/15/23                          1,710,000      2,092,612
                                                                             ------------
NETWORKING PRODUCTS - 1.4%
   Juniper Networks, Inc.+ 0.000%, 06/15/08                      1,205,000      2,202,138
                                                                             ------------
OIL & GAS DRILLING - 1.6%
   Transocean, Inc. 1.500%, 05/15/21                             1,555,000      2,453,013
                                                                             ------------
OIL COMPANIES-EXPLORATION & PRODUCTION - 1.5%
   Devon Energy Corp. 4.950%, 08/15/08                           1,350,000      2,364,187
                                                                             ------------
OIL FIELD MACHINERY & EQUIPMENT - 1.7%
   Cameron International Corp. 2.500%, 06/15/26                  1,760,000      2,611,400
                                                                             ------------
OIL-FIELD SERVICES - 1.6%
   Schlumberger, Ltd. 1.500%, 06/01/23                             860,000      2,497,225
                                                                             ------------
PRINTING-COMMERCIAL - 1.4%
   Bowne & Co., Inc. 5.000%, 10/01/33                            2,020,000      2,141,200
                                                                             ------------
REITS-DIVERSIFIED - 1.3%
   Digital Realty Trust LP 144A# 4.125%, 08/15/26                1,630,000      2,079,554
                                                                             ------------
RETAIL-DISCOUNT - 1.4%
   TJX Cos., Inc.+ 0.000%, 02/13/21                              2,255,000      2,212,719
                                                                             ------------
RETAIL-SPORTING GOODS - 1.2%
   Dick's Sporting Goods, Inc. 1.606%, 02/18/24                  1,570,000      1,860,450
                                                                             ------------
RUBBER-TIRES - 1.3%
   The Goodyear Tire & Rubber Co. 4.000%, 06/15/34                 805,000      2,058,787
                                                                             ------------
TELECOMMUNICATIONS EQUIPMENT - 1.2%
   CommScope, Inc. 1.000%, 03/15/24                                800,000      1,863,000
                                                                             ------------
THERAPEUTICS - 1.5%
   Gilead Sciences, Inc. 144A# 0.625%, 05/01/13                  1,905,000      2,290,762
                                                                             ------------
TOYS - 1.3%
   Hasbro, Inc. 2.750%, 12/01/21                                 1,534,000      2,034,467
                                                                             ------------
TRANSACTIONAL SOFTWARE - 1.1%
   VeriFone Holdings, Inc. 144A# 1.375%, 06/15/12                1,450,000      1,687,438
                                                                             ------------
WEB HOSTING/DESIGN - 1.5%
   Equinix, Inc. 2.500%, 04/15/12                                2,245,000      2,295,512
                                                                             ------------
WEB PORTALS/ISP - 0.8%
   Trizetto Group 2.750%, 10/01/25                               1,150,000      1,279,375
                                                                             ------------
WIRE & CABLE PRODUCTS - 1.3%
   General Cable Corp. 0.875%, 11/15/13                          1,415,000      2,067,669
                                                                             ------------
WIRELESS EQUIPMENT - 1.4%
   American Tower Corp. 3.000%, 08/15/12                         1,020,000      2,213,400
-----------------------------------------------------------------------------------------
Total Convertible Corporate Bond (Cost: $114,771,349)                         130,801,734
-----------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK - 11.3%
AGRICULTURAL OPERATIONS - 1.7%
   Bunge, Ltd. 4.875%, 12/31/49                                     19,340      2,593,978
                                                                             ------------
AUTO-CARS/LIGHT TRUCKS - 0.9%
   General Motors Corp. 6.250%, 07/15/33                            58,065      1,422,012
                                                                             ------------
ELECTRIC-GENERATION - 1.2%
   AES Trust III 6.750%, 10/15/29                                   37,993      1,851,779
                                                                             ------------
ELECTRIC-INTEGRATED - 1.6%
   Entergy Corp. 7.625%, 02/17/09                                   37,755      2,523,922
                                                                             ------------
INDEPENDENT POWER PRODUCER - 1.4%
   NRG Energy, Inc. 5.750%, 03/16/09                                 6,070      2,245,141
                                                                             ------------
METAL-DIVERSIFIED - 1.9%
   Freeport-McMoRan Copper & Gold, Inc. 6.750%, 05/01/10            18,815      2,918,207
                                                                             ------------
MULTI-LINE INSURANCE - 1.5%
   MetLife, Inc. 6.375%, 08/15/08                                   70,000      2,401,000
                                                                             ------------
NON-HAZARDOUS WASTE DISPOSAL - 1.1%
   Allied Waste Industries, Inc. 6.250%, 03/01/08                    5,300      1,758,938
-----------------------------------------------------------------------------------------
Total Convertible Preferred Stock (Cost: $14,349,904)                          17,714,977
-----------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                 NUMBER OF
                                                                    SHARES          VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK - 2.5%
TELECOMMUNICATIONS EQUIPMENT - 1.0%
   Harris Corp                                                      28,092   $  1,623,437
TELEPHONE-INTEGRATED - 1.5%
   CenturyTel, Inc                                                  49,066      2,267,830
-----------------------------------------------------------------------------------------
Total Common Stock (Cost: $3,335,382)                                           3,891,267
-----------------------------------------------------------------------------------------

                                                                 PRINCIPAL
                                                                    AMOUNT
-----------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 2.5%
TIME DEPOSIT - 2.5%
   Bank of America London 4.370%, 10/01/07 (Cost: $3,856,125)   $3,856,125      3,856,125
-----------------------------------------------------------------------------------------
Total Investments - 100.0% (Cost: $136,312,760)                               156,264,103
-----------------------------------------------------------------------------------------
Other Assets in Excess of Liabilities - 0.0%                                       58,819
-----------------------------------------------------------------------------------------
Net Assets - 100.0%                                                          $156,322,922
-----------------------------------------------------------------------------------------

#    144A SECURITY CERTAIN CONDITION FOR PUBLIC SALE MAY EXIST. THE TOTAL
     MARKET VALUE OF 144A SECURITIES OWNED AT SEPTEMBER 30, 2007 WAS $30,034,209 OR 19.2% OF NET ASSETS.

+    ZERO COUPON BOND.

++ THE COUPON RATE SHOWN ON FLOATING RATE SECURITIES REPRESENTS THE RATE AT SEPTEMBER 30, 2007.

SCHEDULE OF INVESTMENTS BY SECTOR
as of September 30, 2007 (Unaudited)

                                                                               PERCENT OF
SECTOR                                                                         NET ASSETS
-----------------------------------------------------------------------------------------
Consumer, Non-cyclical                                                            22.5%
Industrial                                                                        16.8
Communications                                                                    15.9
Technology                                                                        12.6
Consumer, Cyclical                                                                10.6
Energy                                                                             7.8
Financial                                                                          5.1
Utilities                                                                          4.3
Basic Materials                                                                    1.9
Short Term Investments                                                             2.5
-----------------------------------------------------------------------------------------
Total Investments                                                                100.0
Other assets in excess of liabilities                                              0.0
-----------------------------------------------------------------------------------------
NET ASSETS                                                                       100.0%
-----------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

GLOBAL SELECT FUND

MANAGEMENT TEAM: CHRISTOPHER A. HERRERA, Portfolio Manager; PEDRO V. MARCAL, Portfolio Manager; NELSON W. SHING, Portfolio Manager; TODD R. BUECHS, Analyst; GREGORY ISE, Analyst; ALAN TRICE, Analyst

CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

GOAL: The Global Select Fund seeks to maximize long-term capital appreciation by investing in companies that, in the opinion of the Investment Adviser, represent the "best of the best" globally.

MARKET OVERVIEW: The global equity market was volatile but delivered impressive gains during the six months ended September 30, 2007. Over the summer, sharp acceleration in residential mortgage defaults in the United States set off a chain of events that resulted in a global liquidity crunch and downward pressure on stock prices worldwide. Despite the sell-off, several factors contributed to the period's overall positive returns, such as:

     -    Significant merger and buyout activity during the second quarter of
          2007

     - Buoyant growth in many economies, especially those in developing countries

     - The Federal Reserve's decision to lower the key federal funds rate 0.50% in September, the first such rate cut since June 2003

Within the global equity market, stocks in developing countries were the clear winners. The MSCI Emerging Markets Index advanced 31.76%, driven by strength in the BRIC nations of Brazil, Russia, India and China. Gains in developed countries were more subdued but still robust, with the S&P 500 Index rising 8.44% and the MSCI EAFE Index climbing 9.05%. Most of the increase in the MSCI EAFE Index was due to appreciation in non-U.S. currencies relative to the U..S. dollar, particularly the euro. Globally, growth stocks outperformed value stocks by more than 4%.

PERFORMANCE: Between April 1 and September 30, 2007, the Fund's Class I shares advanced 14.89%, outperforming the MSCI All Country World Index, up 11.25%.

PORTFOLIO SPECIFICS: The Fund's outperformance versus the index was driven by positive stock selection at both the country and sector level. The strongest stock selection came from the United States, the United Kingdom and the financials and telecommunication services sectors. Top-performing holdings included U.S.-based Apple, a manufacturer of personal electronic devices; U.K.-based Wellstream, an energy pipeline producer; and China Mobile, a provider of wireless communications services. Apple continued to leverage its product development pipeline, with strong expected sales for new iPods and Macs over the coming quarters. Wellstream benefited from the smooth start-up of a new production facility in Brazil and record-high oil prices. China Mobile reported impressive subscription growth that brought its total wireless subscriber base to nearly 350 million. Areas of relative weakness included stock selection in South Korea and an underweight in materials, which was the best-performing sector in the index.

MARKET OUTLOOK: We are positive in our outlook for global equities. There are challenges facing the markets, such as record-high commodity prices and the ongoing U.S. housing slump. That said, a number of factors make us optimistic about future performance, including:

     - Rebound in equities and stabilization in the credit markets toward the end of the period

     - Expectations for healthy corporate profits across countries and sectors, with the exception of financials

     -    Robust pace of global economic activity

As always, we continue to seek out the "best of the best" globally for the Fund, regardless of country, sector or capitalization range.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN GLOBAL SELECT FUND CLASS I AND II SHARES WITH THE MSCI ALL COUNTRY WORLD INDEX.

[CHART]

                          GLOBAL SELECT FUND         MSCI ALL COUNTRY
                            CLASS I SHARES             WORLD INDEX
9/30/1997                     $250,000                   $250,000
10/31/1997                    $235,000                   $235,125
11/30/1997                    $236,200                   $238,722
12/31/1997                    $247,000                   $241,850
1/31/1998                     $255,800                   $247,170
2/28/1998                     $275,000                   $264,077
3/31/1998                     $296,200                   $275,353
4/30/1998                     $310,400                   $277,941
5/31/1998                     $311,200                   $272,660
6/30/1998                     $325,800                   $277,568
7/31/1998                     $334,000                   $277,651
8/31/1998                     $277,000                   $238,753
9/30/1998                     $286,800                   $243,504
10/31/1998                    $298,200                   $265,736
11/30/1998                    $319,687                   $281,866
12/31/1998                    $361,061                   $294,944
1/31/1999                     $397,187                   $300,961
2/28/1999                     $377,610                   $293,407
3/31/1999                     $413,333                   $306,610
4/30/1999                     $428,469                   $319,856
5/31/1999                     $414,745                   $308,565
6/30/1999                     $463,385                   $323,932
7/31/1999                     $473,678                   $322,603
8/31/1999                     $491,842                   $322,216
9/30/1999                     $507,786                   $318,736
10/31/1999                    $557,636                   $334,864
11/30/1999                    $652,092                   $345,279
12/31/1999                    $828,075                   $374,040
1/31/2000                     $772,143                   $353,880
2/29/2000                     $903,653                   $355,083
3/31/2000                     $870,639                   $378,412
4/30/2000                     $805,975                   $361,421
5/31/2000                     $766,140                   $352,024
6/30/2000                     $816,070                   $363,958
7/31/2000                     $792,060                   $353,257
8/31/2000                     $854,814                   $364,244
9/30/2000                     $789,332                   $344,247
10/31/2000                    $724,941                   $337,499
11/30/2000                    $659,497                   $316,575
12/31/2000                    $702,601                   $321,861
1/31/2001                     $693,118                   $330,004
2/28/2001                     $596,133                   $302,251
3/31/2001                     $554,322                   $281,910
4/30/2001                     $615,099                   $302,433
5/31/2001                     $601,737                   $299,076
6/30/2001                     $594,840                   $289,924
7/31/2001                     $578,030                   $285,343
8/31/2001                     $533,201                   $272,217
9/30/2001                     $472,855                   $247,364
10/31/2001                    $489,235                   $252,608
11/30/2001                    $536,218                   $268,143
12/31/2001                    $559,495                   $270,664
1/31/2002                     $553,891                   $263,248
2/28/2002                     $552,598                   $261,326
3/31/2002                     $589,237                   $273,138
4/30/2002                     $573,288                   $264,479
5/31/2002                     $562,081                   $264,850
6/30/2002                     $515,097                   $248,694
7/31/2002                     $465,958                   $227,828
8/31/2002                     $470,269                   $228,421
9/30/2002                     $437,078                   $203,363
10/31/2002                    $467,682                   $218,331
11/30/2002                    $495,269                   $230,273
12/31/2002                    $454,320                   $219,289
1/31/2003                     $448,285                   $212,886
2/28/2003                     $440,096                   $209,160
3/31/2003                     $442,251                   $208,366
4/30/2003                     $475,872                   $226,973
5/31/2003                     $510,787                   $240,183
6/30/2003                     $522,425                   $244,794
7/31/2003                     $538,805                   $250,228
8/31/2003                     $571,564                   $256,159
9/30/2003                     $561,650                   $257,798
10/31/2003                    $599,151                   $273,447
11/30/2003                    $603,461                   $277,630
12/31/2003                    $632,341                   $295,232
1/31/2004                     $653,031                   $300,281
2/29/2004                     $663,807                   $305,836
3/31/2004                     $671,566                   $304,215
4/30/2004                     $644,841                   $297,218
5/31/2004                     $646,134                   $299,715
6/30/2004                     $659,928                   $305,769
7/31/2004                     $629,324                   $296,076
8/30/2004                     $626,738                   $298,000
9/30/2004                     $650,876                   $304,288
10/31/2004                    $666,367                   $311,804
11/30/2004                    $720,542                   $328,922
12/31/2004                    $737,403                   $341,750
1/31/2005                     $721,918                   $334,573
2/28/2005                     $752,455                   $346,317
3/31/2005                     $733,794                   $338,837
4/30/2005                     $710,973                   $331,552
5/31/2005                     $737,848                   $337,984
6/30/2005                     $752,014                   $341,566
7/31/2005                     $788,938                   $354,273
8/31/2005                     $788,938                   $357,142
9/30/2005                     $815,841                   $367,999
10/31/2005                    $783,044                   $358,174
11/30/2005                    $815,227                   $371,390
12/31/2005                    $847,836                   $380,601
1/31/2006                     $898,961                   $399,402
2/28/2006                     $890,691                   $398,963
3/31/2006                     $923,290                   $407,541
4/30/2006                     $949,604                   $421,316
5/31/2006                     $896,046                   $405,053
6/30/2006                     $888,250                   $405,053
7/31/2006                     $894,113                   $407,929
8/31/2006                     $915,035                   $418,698
9/30/2006                     $927,205                   $423,681
10/31/2006                    $950,107                   $439,653
11/30/2006                    $983,171                   $452,315
12/31/2006                    $997,427                   $462,538
1/31/2007                   $1,001,317                   $467,256
2/28/2007                     $995,809                   $464,966
3/31/2007                   $1,020,505                   $474,498
4/30/2007                   $1,077,552                   $495,755
5/31/2007                   $1,111,602                   $511,025
6/30/2007                   $1,112,158                   $509,696
7/31/2007                   $1,100,592                   $502,050
8/31/2007                   $1,097,840                   $500,896
9/30/2007                   $1,173,042                   $527,944

Annualized Total Returns As of 9/30/07

                                                     1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Global Select Fund Class I                           26.52%    21.82%    16..71%
--------------------------------------------------------------------------------
MSCI All Country World Index                         24.59%    21.02%     7..76%
--------------------------------------------------------------------------------

[CHART]

                       GLOBAL SELECT FUND           MSCI ALL COUNTRY
                         CLASS II SHARES              WORLD INDEX
9/30/1997                  $250,000                     $250,000
10/31/1997                 $235,000                     $235,125
11/30/1997                 $236,200                     $238,722
12/31/1997                 $247,000                     $241,850
1/31/1998                  $255,800                     $247,170
2/28/1998                  $275,000                     $264,077
3/31/1998                  $296,200                     $275,353
4/30/1998                  $310,400                     $277,941
5/31/1998                  $311,200                     $272,660
6/30/1998                  $325,800                     $277,568
7/31/1998                  $334,000                     $277,651
8/31/1998                  $277,000                     $238,753
9/30/1998                  $286,800                     $243,504
10/31/1998                 $298,200                     $265,736
11/30/1998                 $319,687                     $281,866
12/31/1998                 $361,061                     $294,944
1/31/1999                  $397,187                     $300,961
2/28/1999                  $377,610                     $293,407
3/31/1999                  $413,333                     $306,610
4/30/1999                  $428,469                     $319,856
5/31/1999                  $414,745                     $308,565
6/30/1999                  $463,385                     $323,932
7/31/1999                  $473,678                     $322,603
8/31/1999                  $491,842                     $322,216
9/30/1999                  $507,786                     $318,736
10/31/1999                 $557,636                     $334,864
11/30/1999                 $652,092                     $345,279
12/31/1999                 $828,075                     $374,040
1/31/2000                  $772,143                     $353,880
2/29/2000                  $903,653                     $355,083
3/31/2000                  $870,639                     $378,412
4/30/2000                  $805,975                     $361,421
5/31/2000                  $766,140                     $352,024
6/30/2000                  $816,070                     $363,958
7/31/2000                  $792,060                     $353,257
8/31/2000                  $854,814                     $364,244
9/30/2000                  $789,332                     $344,247
10/31/2000                 $724,941                     $337,499
11/30/2000                 $659,497                     $316,575
12/31/2000                 $702,601                     $321,861
1/31/2001                  $693,118                     $330,004
2/28/2001                  $596,133                     $302,251
3/31/2001                  $554,322                     $281,910
4/30/2001                  $615,099                     $302,433
5/31/2001                  $601,737                     $299,076
6/30/2001                  $594,840                     $289,924
7/31/2001                  $578,030                     $285,343
8/31/2001                  $533,201                     $272,217
9/30/2001                  $472,855                     $247,364
10/31/2001                 $489,235                     $252,608
11/30/2001                 $536,218                     $268,143
12/31/2001                 $559,495                     $270,664
1/31/2002                  $553,891                     $263,248
2/28/2002                  $552,598                     $261,326
3/31/2002                  $589,237                     $273,138
4/30/2002                  $573,288                     $264,479
5/31/2002                  $562,081                     $264,850
6/30/2002                  $515,097                     $248,694
7/31/2002                  $465,958                     $227,828
8/31/2002                  $470,269                     $228,421
9/30/2002                  $437,078                     $203,363
10/31/2002                 $467,682                     $218,331
11/30/2002                 $495,269                     $230,273
12/31/2002                 $454,320                     $219,289
1/31/2003                  $448,285                     $212,886
2/28/2003                  $440,096                     $209,160
3/31/2003                  $442,251                     $208,366
4/30/2003                  $475,872                     $226,973
5/31/2003                  $510,787                     $240,183
6/30/2003                  $522,425                     $244,794
7/31/2003                  $538,829                     $250,228
8/31/2003                  $571,159                     $256,159
9/30/2003                  $561,678                     $257,798
10/31/2003                 $599,198                     $273,447
11/30/2003                 $603,092                     $277,630
12/31/2003                 $632,403                     $295,232
1/31/2004                  $652,640                     $300,281
2/29/2004                  $663,408                     $305,836
3/31/2004                  $671,170                     $304,215
4/30/2004                  $644,457                     $297,218
5/31/2004                  $646,198                     $299,715
6/30/2004                  $659,962                     $305,769
7/31/2004                  $629,339                     $296,076
8/30/2004                  $628,458                     $298,000
9/30/2004                  $651,334                     $304,288
10/31/2004                 $666,445                     $311,804
11/30/2004                 $720,627                     $328,922
12/31/2004                 $737,490                     $341,750
1/31/2005                  $722,002                     $334,573
2/28/2005                  $752,543                     $346,317
3/31/2005                  $733,880                     $338,837
4/30/2005                  $711,497                     $331,552
5/31/2005                  $738,391                     $337,984
6/30/2005                  $752,495                     $341,566
7/31/2005                  $789,442                     $354,273
8/31/2005                  $789,442                     $357,142
9/30/2005                  $816,362                     $367,999
10/31/2005                 $783,952                     $358,174
11/30/2005                 $816,173                     $371,390
12/31/2005                 $848,330                     $380,601
1/31/2006                  $899,484                     $399,402
2/28/2006                  $891,209                     $398,963
3/31/2006                  $923,827                     $407,541
4/30/2006                  $950,618                     $421,316
5/31/2006                  $897,004                     $405,053
6/30/2006                  $889,200                     $405,053
7/31/2006                  $895,068                     $407,929
8/31/2006                  $916,013                     $418,698
9/30/2006                  $928,196                     $423,681
10/31/2006                 $951,122                     $439,653
11/30/2006                 $984,507                     $452,315
12/31/2006                 $998,782                     $462,538
1/31/2007                $1,002,677                     $467,256
2/28/2007                  $997,163                     $464,966
3/31/2007                $1,021,892                     $474,498
4/30/2007                $1,079,016                     $495,755
5/31/2007                $1,113,652                     $511,025
6/30/2007                $1,113,652                     $509,696
7/31/2007                $1,102,070                     $502,050
8/31/2007                $1,099,315                     $500,896
9/30/2007                $1,174,618                     $527,944

Annualized Total Returns As of 9/30/07

                                                     1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Global Select Fund Class II                          26.55%    21.86%    16..73%
--------------------------------------------------------------------------------
MSCI All Country World Index                         24.59%    21.02%     7..76%
--------------------------------------------------------------------------------

THE GRAPHS ABOVE SHOW THE VALUE OF A HYPOTHETICAL $250,000 INVESTMENT IN THE FUND'S CLASS I AND II SHARES COMPARED WITH THE MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY WORLD INDEX ("MSCI ACWI") OVER THE PERIODS INDICATED. THE FUND'S CLASS I AND II SHARES CALCULATE THEIR PERFORMANCE BASED UPON THE HISTORICAL PERFORMANCE OF THEIR CORRESPONDING SERIES OF NICHOLAS-APPLEGATE MUTUAL FUNDS (RENAMED ING MUTUAL FUNDS), ADJUSTED TO REFLECT ALL FEES AND EXPENSES APPLICABLE TO THE FUND'S CLASS I AND II SHARES. THE NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS' CLASS I SHARES WERE FIRST AVAILABLE ON MAY 7, 1999 AND CLASS II SHARES ON JUNE 30, 2003. THE HISTORICAL PERFORMANCE OF CLASS II SHARES INCLUDES THE PERFORMANCE OF CLASS I SHARES FOR PERIODS PRIOR TO THE INCEPTION OF CLASS II. AVERAGE ANNUAL TOTAL RETURN FIGURES INCLUDE CHANGES IN PRINCIPAL VALUE, REINVESTED DIVIDENDS, AND CAPITAL GAIN DISTRIBUTIONS. THE TOTAL RETURNS SHOWN ABOVE DO NOT SHOW THE EFFECTS OF INCOME TAXES ON AN INDIVIDUAL'S INVESTMENT. IN MOST CASES, TAXES MAY REDUCE YOUR ACTUAL INVESTMENT RETURNS ON INCOME OR GAINS PAID BY THE FUND OR ANY GAINS YOU MAY REALIZE IF YOU SELL YOUR SHARES. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS.

THE MSCI ACWI IS A MARKET CAPITALIZATION WEIGHTED INDEX COMPOSED OF OVER 2000 COMPANIES. THE MSCI ACWI IS REPRESENTATIVE OF THE MARKET STRUCTURE OF 21 COUNTRIES IN NORTH AMERICA, EUROPE, AND THE PACIFIC RIM, EXCLUDING CLOSED MARKETS AND THOSE SHARES IN OTHERWISE FREE MARKETS THAT ARE NOT PURCHASABLE BY FOREIGNERS.

THE UNMANAGED INDEX DIFFERS FROM THE FUND IN COMPOSITION, DOES NOT PAY MANAGEMENT FEES OR EXPENSES AND INCLUDES REINVESTED DIVIDENDS. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCY VOLATILITY AND THE SOCIAL, ECONOMIC AND POLITICAL CLIMATES OF COUNTRIES WHERE THE FUND INVESTS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2007

                                                           NUMBER OF
                                                              SHARES          VALUE
-----------------------------------------------------------------------------------
COMMON STOCK - 96.5%
BRAZIL - 1.0%
   Unibanco - Uniao de Bancos Brasileiros SA - GDR##          12,800   $  1,683,840
                                                                       ------------
FINLAND - 1.6%
   Outotec OYJ                                                37,580      2,645,498
                                                                       ------------
FRANCE - 5.1%
   AXA SA                                                     59,031      2,634,380
   Total SA                                                   33,097      2,683,869
   Veolia Environnement                                       35,156      3,019,325
                                                                       ------------
                                                                          8,337,574
                                                                       ------------
GERMANY - 5.3%
   Commerzbank AG                                             32,436      1,309,598
   Continental AG                                             19,018      2,622,965
   Henkel KGaA                                                53,543      2,528,814
   Siemens AG*                                                16,133      2,212,217
                                                                       ------------
                                                                          8,673,594
                                                                       ------------
GREECE - 0.9%
   OPAP SA                                                    37,890      1,465,679
                                                                       ------------
HONG KONG - 5.6%
   Hang Lung Properties, Ltd.                                349,000      1,563,360
   Hutchison Whampoa, Ltd.                                   132,000      1,414,531
   Jardine Matheson Holdings, Ltd.                            95,200      2,722,720
   Kowloon Development Co., Ltd.                             583,000      1,488,897
   Melco International Development                         1,036,000      1,944,338
                                                                       ------------
                                                                          9,133,846
                                                                       ------------
INDONESIA - 1.1%
   Indosat Tbk PT                                          2,041,000      1,718,502
                                                                       ------------
IRELAND - 1.2%
   Icon PLC - ADR*                                            37,300      1,903,419
                                                                       ------------
ITALY - 2.6%
   Geox SpA                                                   64,660      1,385,780
   UniCredito Italiano SpA                                   333,195      2,843,120
                                                                       ------------
                                                                          4,228,900
                                                                       ------------
JAPAN - 8.0%
   Aichi Corp.                                                98,400      1,198,612
   Asics Corp.                                               114,000      1,762,309
   Chugai Pharmaceutical Co., Ltd.##                         132,900      2,191,986
   Joint Corp.                                                52,600      1,404,008
   Mitsubishi UFJ Financial Group, Inc.                          165      1,491,979
   Nitori Co., Ltd.                                           27,750      1,310,112
   Sony Corp. - ADR                                           43,300      2,080,998
   Sumco Corp.                                                38,200      1,554,371
                                                                       ------------
                                                                         12,994,375
                                                                       ------------
NETHERLANDS - 3.9%
   Koninklijke Ahold NV*                                     122,734      1,850,189
   Koninklijke Philips Electronics NV*                        42,643      1,919,406
   Royal Numico NV                                            32,972      2,550,877
                                                                       ------------
                                                                          6,320,472
                                                                       ------------
REPUBLIC OF CHINA - 2.5%
   AAC Acoustic Technologies Holdings, Inc.*               1,070,000      1,320,860
   China Mobile, Ltd.                                        171,000      2,799,869
                                                                       ------------
                                                                          4,120,729
                                                                       ------------
SOUTH KOREA - 0.7%
   Osstem Implant Co., Ltd.*                                  25,537      1,061,774
                                                                       ------------
SPAIN - 3.1%
   Tecnicas Reunidas SA##                                     27,194      2,001,377
   Telefonica SA                                             106,966      2,986,149
                                                                       ------------
                                                                          4,987,526
                                                                       ------------
SWEDEN - 1.6%
   Telefonaktiebolaget LM Ericsson Cl. B                     631,000      2,516,567
                                                                       ------------
SWITZERLAND - 4.7%
   Adecco SA                                                  17,197      1,013,537
   Nestle SA                                                   6,898      3,088,216
   Roche Holding AG*                                          10,397      1,878,794
   Sika AG                                                       845      1,640,524
                                                                       ------------
                                                                          7,621,071
                                                                       ------------
TAIWAN - 0.9%
   United Microelectronics Corp. - ADR##                     403,100      1,447,129
                                                                       ------------
UNITED KINGDOM - 8.4%
   ARM Holdings PLC                                          507,775      1,593,154
   IG Group Holdings PLC                                     325,610      2,512,558
   International Power PLC                                   306,419      2,817,076
   Reed Elsevier PLC                                         137,292      1,728,619
   Standard Chartered PLC                                     75,560      2,463,075
   Wellstream Holdings PLC*                                  157,435      2,615,718
                                                                       ------------
                                                                         13,730,200
                                                                       ------------
UNITED STATES - 38.3%
   3M Co.                                                     28,700      2,685,746
   Affiliated Managers Group, Inc.*,##                        13,800      1,759,638
   Aflac, Inc.                                                38,800      2,213,152
   Ansys, Inc.*                                               54,300      1,855,431
   Apollo Investment Corp.##                                  92,500      1,924,000
   Apple, Inc.*                                               17,400      2,671,596
   Boeing Co.                                                 28,000      2,939,720
   Bristol-Myers Squibb Co.                                   52,200      1,504,404
   Corning, Inc.                                             104,800      2,583,320
   DaVita, Inc.*                                              19,400      1,225,692
   Devon Energy Corp.                                         19,700      1,639,040
   Genzyme Corp.*                                             30,100      1,864,996
   Helmerich & Payne, Inc.                                    82,900      2,721,607
   Hess Corp.                                                 42,400      2,820,872
   ITT Corp.                                                  34,000      2,309,620
   Limited Brands, Inc.                                       67,300      1,540,497
   Merck & Co., Inc.                                          32,400      1,674,756
   Morgan Stanley                                             17,700      1,115,100
   Motorola, Inc.                                            156,500      2,899,945
   Oracle Corp.*                                             111,900      2,422,635
   Praxair, Inc.                                              23,800      1,993,488
   Procter & Gamble Co.                                       42,300      2,975,382
   Psychiatric Solutions, Inc.*,##                            62,600      2,458,928
   Spansion, Inc. Cl. A*                                     118,600      1,002,170
   The Coca-Cola Co.                                          40,800      2,344,776
   Thermo Fisher Scientific, Inc.*                            44,700      2,580,084
   Volcom, Inc.*,##                                           35,600      1,513,712
   Waters Corp.*                                              31,500      2,107,980
   XTO Energy, Inc.                                           48,000      2,968,320
                                                                       ------------
                                                                         62,316,607
-----------------------------------------------------------------------------------
Total Common Stock (Cost: $124,967,401)                                 156,907,302
-----------------------------------------------------------------------------------
EQUITY-LINKED SECURITIES - 1.4%
TAIWAN - 1.4%
   Credit Suisse FB Hon Hai Precision
      Industry Co., Ltd. - 11/05/07 (Cost: $1,536,925)       252,304      2,282,241
-----------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                           PRINCIPAL
                                                              AMOUNT          VALUE
-----------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 9.0%
MONEY MARKET FUNDS - 7.8%
   Boston Global Investment Trust -
      Enhanced Portfolio, 5.408%**                       $12,611,900   $ 12,611,900
                                                                       ------------
TIME DEPOSITS - 1.2%
   Citibank Nassau 4.370%, 10/01/07                        1,999,457      1,999,457
-----------------------------------------------------------------------------------
Total Short Term Investments (Cost: $14,611,357)                         14,611,357
-----------------------------------------------------------------------------------
Total Investments - 106.9% (Cost: $141,115,683)                         173,800,900
-----------------------------------------------------------------------------------
Liabilities in Excess of Other Assets - (6.9%)                          (11,174,932)
-----------------------------------------------------------------------------------
Net Assets - 100.0%                                                    $162,625,968
-----------------------------------------------------------------------------------

*    NON-INCOME PRODUCING SECURITIES.

** ALL OF THE SECURITY IS PURCHASED WITH CASH COLLATERAL PROCEEDS FROM SECURITIES LOANS.

## ALL OR A PORTION OF THE FUND'S HOLDINGS IN THIS SECURITY WAS ON LOAN AS OF 09/30/07.

ADR - AMERICAN DEPOSITORY RECEIPT

GDR - GLOBAL DEPOSITORY RECEIPT

SCHEDULE OF INVESTMENTS BY SECTOR
as of September 30, 2007 (Unaudited)

                                                                        PERCENT OF
SECTOR                                                                  NET ASSETS
-----------------------------------------------------------------------------------
Consumer, Non-cyclical                                                     19.8%
Industrial                                                                 15.7
Financial                                                                  14.7
Communications                                                             10.6
Consumer, Cyclical                                                         10.0
Energy                                                                      9.5
Technology                                                                  9.1
Diversified                                                                 3.7
Utilities                                                                   3.6
Basic Materials                                                             1.2
Short Term Investments                                                      9.0
-----------------------------------------------------------------------------------
Total Investments                                                         106.9
Liabilities in excess of other assets                                      (6.9)
-----------------------------------------------------------------------------------
Net Assets                                                                100.0%
-----------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

INTERNATIONAL GROWTH FUND

MANAGEMENT TEAM: HORACIO A. VALEIRAS, CFA, Portfolio Manager and Chief Investment Officer; PEDRO V. MARCAL, Portfolio Manager

GOAL: The International Growth Fund seeks to maximize long-term capital appreciation through investments primarily in companies located outside the United States with market capitalizations predominantly in the top 75% of publicly traded companies as measured by stock market capitalizations within each country.

MARKET OVERVIEW: Equity markets in developed countries outside the United States registered healthy gains from April 1 through September 30, 2007. The U.S. dollar weakened against a basket of currencies, more than doubling returns for U.S.-based investors. Broadly speaking, growth stocks outperformed value stocks by approximately 5%.

From a regional perspective, European equities outpaced Pacific Rim shares due to weakness in Japan. Japanese stocks were hard hit by the U.S. mortgage and credit problems, as well as signs the economy was slowing, including the first drop in capital spending in four years. However, outside of Japan, Pacific Rim markets posted strong increases. Australia was a standout performer, as this top-five global producer of coal, nickel and other materials benefited from robust demand for commodities.

European markets were led by substantial gains in Germany, the region's largest economy and the world's largest exporting country. After nearly a decade of being a drag on euro zone growth, Germany has experienced an economic reawakening, as rising exports have fueled business spending and hiring. Strength in the German economy helped drive the euro to a record high versus the U.S. dollar, as did the Federal Reserve's decision to cut the fed funds rate in September. Monetary easing in the United States raised hopes that the European Central Bank might follow suit, despite having raised its key interest rate in June to keep inflationary pressures at bay.

PERFORMANCE: The Fund's Class I shares gained 21.83% during the six months ended September 30, 2007, outperforming the 9.05% increase in the MSCI EAFE Index.

PORTFOLIO SPECIFICS: The Fund's outperformance of the index was largely due to stock selection, which was positive in most countries and nearly every sector of investment. Stock selection was especially strong in France, Japan, Canada and the industrials sector. Overall, the portfolio's sector and currency exposures, which are a byproduct of our bottom-up investment decisions, were also a source of value added. For example, an underweight in financials was a plus, since financials was the market's worst-performing sector amid the U.S.-induced global liquidity crunch. Pockets of relative weakness in the Fund included stock selection in Germany and an underweight in the energy sector.

At the individual stock level, some of our best-performing holdings were France-based Alstom, a transport and energy infrastructure firm; Japan Steel Works, a manufacturer of industrial machinery; and Canada-based Aur Resources, a mining company.

MARKET OUTLOOK: International stocks are facing several challenges, including global liquidity issues, record-high oil prices and large currency swings. That said, a number of positive factors may pave the way for additional price gains, including:

     - Expectations for healthy corporate profit growth throughout developed non-U.S. countries

     - Pro-growth developments in Europe, such as the election of French President Nicolas Sarkozy who campaigned on economic reforms

     - Attractive valuations in Europe relative to history and relative to the U.S. and emerging markets

In the shifting market terrain, we remain focused on identifying fundamentally strong companies with exceptional growth prospects for the Fund.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN INTERNATIONAL GROWTH FUND CLASS I AND II SHARES WITH THE MSCI EAFE INDEX.

[CHART]

                          INTERNATIONAL GROWTH FUND
                               CLASS I SHARES               MSCI EAFE INDEX
12/27/1996                         $250,000                     $250,000
12/31/1996                         $252,475                     $252,250
1/31/1997                          $274,682                     $243,422
2/28/1997                          $277,282                     $247,403
3/31/1997                          $282,684                     $248,299
4/30/1997                          $286,685                     $249,617
5/31/1997                          $313,293                     $265,860
6/30/1997                          $331,298                     $280,522
7/31/1997                          $352,505                     $285,060
8/31/1997                          $334,099                     $263,770
9/30/1997                          $358,707                     $278,546
10/31/1997                         $328,898                     $257,136
11/30/1997                         $325,228                     $254,515
12/31/1997                         $329,820                     $256,735
1/31/1998                          $341,928                     $268,476
2/28/1998                          $365,307                     $285,703
3/31/1998                          $387,017                     $294,500
4/30/1998                          $398,289                     $296,831
5/31/1998                          $408,101                     $295,391
6/30/1998                          $412,902                     $297,627
7/31/1998                          $431,271                     $300,644
8/31/1998                          $369,482                     $263,398
9/30/1998                          $351,948                     $255,322
10/31/1998                         $358,419                     $281,937
11/30/1998                         $379,975                     $296,381
12/31/1998                         $400,853                     $308,074
1/31/1999                          $416,302                     $307,164
2/28/1999                          $399,183                     $299,843
3/31/1999                          $411,918                     $312,359
4/30/1999                          $426,950                     $325,016
5/31/1999                          $410,457                     $308,278
6/30/1999                          $442,817                     $320,297
7/31/1999                          $457,431                     $329,817
8/31/1999                          $464,530                     $331,022
9/30/1999                          $471,628                     $334,354
10/31/1999                         $502,527                     $346,877
11/30/1999                         $567,666                     $358,929
12/31/1999                         $677,711                     $391,144
1/31/2000                          $629,452                     $366,291
2/29/2000                          $705,914                     $376,151
3/31/2000                          $666,012                     $390,732
4/30/2000                          $611,068                     $370,171
5/31/2000                          $578,686                     $361,130
6/30/2000                          $609,814                     $375,253
7/31/2000                          $582,865                     $359,521
8/31/2000                          $606,263                     $362,641
9/30/2000                          $566,987                     $344,984
10/31/2000                         $531,055                     $336,835
11/30/2000                         $505,070                     $324,203
12/31/2000                         $521,270                     $335,726
1/31/2001                          $505,514                     $335,553
2/28/2001                          $463,129                     $310,398
3/31/2001                          $426,292                     $289,706
4/30/2001                          $455,806                     $309,838
5/31/2001                          $441,160                     $298,903
6/30/2001                          $423,407                     $286,679
7/31/2001                          $413,199                     $281,463
8/31/2001                          $396,112                     $274,342
9/30/2001                          $364,378                     $246,551
10/31/2001                         $363,935                     $252,863
11/30/2001                         $371,258                     $262,194
12/31/2001                         $375,474                     $263,741
1/31/2002                          $358,831                     $249,736
2/28/2002                          $361,272                     $251,484
3/31/2002                          $381,022                     $265,089
4/30/2002                          $379,246                     $266,839
5/31/2002                          $378,803                     $270,228
6/30/2002                          $365,932                     $259,473
7/31/2002                          $331,314                     $233,863
8/31/2002                          $328,207                     $233,325
9/30/2002                          $296,474                     $208,266
10/31/2002                         $306,903                     $219,450
11/30/2002                         $315,336                     $229,413
12/31/2002                         $303,353                     $221,705
1/31/2003                          $292,701                     $212,459
2/28/2003                          $288,485                     $207,594
3/31/2003                          $284,712                     $203,671
4/30/2003                          $309,788                     $223,875
5/31/2003                          $329,316                     $237,643
6/30/2003                          $335,086                     $243,513
7/31/2003                          $339,302                     $249,455
8/31/2003                          $352,839                     $255,516
9/30/2003                          $352,617                     $263,437
10/31/2003                         $377,915                     $279,876
11/30/2003                         $380,884                     $286,145
12/31/2003                         $405,580                     $308,522
1/31/2004                          $415,146                     $312,903
2/29/2004                          $420,263                     $320,193
3/31/2004                          $424,268                     $322,114
4/30/2004                          $408,694                     $315,092
5/31/2004                          $408,472                     $316,447
6/30/2004                          $414,034                     $323,504
7/31/2004                          $392,231                     $313,055
8/30/2004                          $393,343                     $314,495
9/30/2004                          $404,467                     $322,766
10/31/2004                         $418,947                     $333,805
11/30/2004                         $449,153                     $356,704
12/31/2004                         $466,401                     $372,363
1/31/2005                          $462,763                     $365,549
2/28/2005                          $485,716                     $381,413
3/31/2005                          $465,024                     $371,992
4/30/2005                          $454,561                     $363,660
5/31/2005                          $460,243                     $364,205
6/30/2005                          $468,666                     $369,195
7/31/2005                          $489,568                     $380,529
8/31/2005                          $494,121                     $390,271
9/30/2005                          $526,832                     $407,716
10/31/2005                         $507,286                     $395,851
11/30/2005                         $531,332                     $405,629
12/31/2005                         $575,432                     $424,531
1/31/2006                          $619,511                     $450,640
2/28/2006                          $600,615                     $449,739
3/31/2006                          $621,697                     $464,760
4/30/2006                          $647,746                     $487,301
5/31/2006                          $613,221                     $468,978
6/30/2006                          $606,905                     $469,166
7/31/2006                          $606,602                     $473,857
8/31/2006                          $624,375                     $487,031
9/30/2006                          $624,125                     $487,859
10/31/2006                         $645,470                     $506,885
11/30/2006                         $668,836                     $522,193
12/31/2006                         $696,393                     $538,642
1/31/2007                          $686,922                     $542,305
2/28/2007                          $687,540                     $546,752
3/31/2007                          $707,135                     $560,967
4/30/2007                          $745,108                     $586,379
5/31/2007                          $777,073                     $597,462
6/30/2007                          $793,547                     $597,760
7/31/2007                          $815,687                     $589,033
8/31/2007                          $797,334                     $579,962
9/30/2007                          $861,918                     $611,106

Annualized Total Returns As of 9/30/07

                                                     1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
International Growth Fund Class I                    38.04%    23.77%     9..15%
--------------------------------------------------------------------------------
MSCI EAFE Index                                      25.38%    24.05%     8..35%
--------------------------------------------------------------------------------

[CHART]

                            INTERNATIONAL GROWTH FUND
                               CLASS II SHARES                MSCI EAFE INDEX
12/27/1996                          $250,000                     $250,000
12/31/1996                          $252,475                     $252,250
1/31/1997                           $274,682                     $243,422
2/28/1997                           $277,282                     $247,403
3/31/1997                           $282,684                     $248,299
4/30/1997                           $286,685                     $249,617
5/31/1997                           $313,293                     $265,860
6/30/1997                           $331,298                     $280,522
7/31/1997                           $352,505                     $285,060
8/31/1997                           $334,099                     $263,770
9/30/1997                           $358,707                     $278,546
10/31/1997                          $328,898                     $257,136
11/30/1997                          $325,228                     $254,515
12/31/1997                          $329,820                     $256,735
1/31/1998                           $341,928                     $268,476
2/28/1998                           $365,307                     $285,703
3/31/1998                           $387,017                     $294,500
4/30/1998                           $398,289                     $296,831
5/31/1998                           $408,101                     $295,391
6/30/1998                           $412,902                     $297,627
7/31/1998                           $431,271                     $300,644
8/31/1998                           $369,482                     $263,398
9/30/1998                           $351,948                     $255,322
10/31/1998                          $358,419                     $281,937
11/30/1998                          $379,975                     $296,381
12/31/1998                          $400,853                     $308,074
1/31/1999                           $416,302                     $307,164
2/28/1999                           $399,183                     $299,843
3/31/1999                           $411,918                     $312,359
4/30/1999                           $426,950                     $325,016
5/31/1999                           $410,457                     $308,278
6/30/1999                           $442,817                     $320,297
7/31/1999                           $457,431                     $329,817
8/31/1999                           $464,530                     $331,022
9/30/1999                           $471,628                     $334,354
10/31/1999                          $502,527                     $346,877
11/30/1999                          $567,666                     $358,929
12/31/1999                          $677,711                     $391,144
1/31/2000                           $629,452                     $366,291
2/29/2000                           $705,914                     $376,151
3/31/2000                           $666,012                     $390,732
4/30/2000                           $611,068                     $370,171
5/31/2000                           $578,686                     $361,130
6/30/2000                           $609,814                     $375,253
7/31/2000                           $582,865                     $359,521
8/31/2000                           $606,263                     $362,641
9/30/2000                           $566,987                     $344,984
10/31/2000                          $531,055                     $336,835
11/30/2000                          $505,070                     $324,203
12/31/2000                          $521,270                     $335,726
1/31/2001                           $505,514                     $335,553
2/28/2001                           $463,129                     $310,398
3/31/2001                           $426,292                     $289,706
4/30/2001                           $455,806                     $309,838
5/31/2001                           $441,160                     $298,903
6/30/2001                           $423,407                     $286,679
7/31/2001                           $413,199                     $281,463
8/31/2001                           $396,112                     $274,342
9/30/2001                           $364,378                     $246,551
10/31/2001                          $363,935                     $252,863
11/30/2001                          $371,258                     $262,194
12/31/2001                          $375,474                     $263,741
1/31/2002                           $358,831                     $249,736
2/28/2002                           $361,272                     $251,484
3/31/2002                           $381,022                     $265,089
4/30/2002                           $379,246                     $266,839
5/31/2002                           $378,803                     $270,228
6/30/2002                           $365,932                     $259,473
7/31/2002                           $331,314                     $233,863
8/31/2002                           $328,207                     $233,325
9/30/2002                           $296,474                     $208,266
10/31/2002                          $306,903                     $219,450
11/30/2002                          $315,336                     $229,413
12/31/2002                          $303,353                     $221,705
1/31/2003                           $292,701                     $212,459
2/28/2003                           $288,485                     $207,594
3/31/2003                           $284,712                     $203,671
4/30/2003                           $309,788                     $223,875
5/31/2003                           $329,316                     $237,643
6/30/2003                           $335,086                     $243,513
7/31/2003                           $339,302                     $249,455
8/31/2003                           $352,839                     $255,516
9/30/2003                           $352,617                     $263,437
10/31/2003                          $377,915                     $279,876
11/30/2003                          $380,884                     $286,145
12/31/2003                          $405,580                     $308,522
1/31/2004                           $415,146                     $312,903
2/29/2004                           $420,263                     $320,193
3/31/2004                           $424,268                     $322,114
4/30/2004                           $408,694                     $315,092
5/31/2004                           $408,472                     $316,447
6/30/2004                           $414,034                     $323,504
7/31/2004                           $392,231                     $313,055
8/30/2004                           $393,343                     $314,495
9/30/2004                           $404,467                     $322,766
10/31/2004                          $418,947                     $333,805
11/30/2004                          $449,153                     $356,704
12/31/2004                          $466,401                     $372,363
1/31/2005                           $462,763                     $365,549
2/28/2005                           $485,716                     $381,413
3/31/2005                           $465,024                     $371,992
4/30/2005                           $454,561                     $363,660
5/31/2005                           $460,243                     $364,205
6/30/2005                           $468,666                     $369,195
7/31/2005                           $489,568                     $380,529
8/31/2005                           $494,121                     $390,271
9/30/2005                           $526,832                     $407,716
10/31/2005                          $507,286                     $395,851
11/30/2005                          $531,332                     $405,629
12/31/2005                          $575,432                     $424,531
1/31/2006                           $619,511                     $450,640
2/28/2006                           $600,863                     $449,739
3/31/2006                           $621,954                     $464,760
4/30/2006                           $648,262                     $487,301
5/31/2006                           $614,034                     $468,978
6/30/2006                           $608,016                     $469,166
7/31/2006                           $608,016                     $473,857
8/31/2006                           $625,831                     $487,031
9/30/2006                           $625,831                     $487,859
10/31/2006                          $647,485                     $506,885
11/30/2006                          $671,442                     $522,193
12/31/2006                          $698,770                     $538,642
1/31/2007                           $689,546                     $542,305
2/28/2007                           $689,891                     $546,752
3/31/2007                           $710,242                     $560,967
4/30/2007                           $748,667                     $586,379
5/31/2007                           $781,084                     $597,462
6/30/2007                           $797,565                     $597,760
7/31/2007                           $820,056                     $589,033
8/31/2007                           $801,933                     $579,962
9/30/2007                           $866,809                     $611,106

Annualized Total Returns As of 9/30/07

                                                     1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
International Growth Fund Class II                   38.51%    23.93%    9.22%
--------------------------------------------------------------------------------
MSCI EAFE Index                                      25.38%    24.05%    8.35%
--------------------------------------------------------------------------------

THE GRAPHS ABOVE SHOW THE VALUE OF A HYPOTHETICAL $250,000 INVESTMENT IN THE FUND'S CLASS I AND II SHARES COMPARED WITH THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST INDEX ("MSCI EAFE") OVER THE PERIODS INDICATED. THE FUND'S CLASS I AND II SHARES CALCULATE THEIR PERFORMANCE BASED UPON THE HISTORICAL PERFORMANCE OF THEIR CORRESPONDING SERIES OF NICHOLAS-APPLEGATE MUTUAL FUNDS (RENAMED ING MUTUAL FUNDS), ADJUSTED TO REFLECT ALL FEES AND EXPENSES APPLICABLE TO THE FUND'S CLASS I AND II SHARES. THE NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS' CLASS I SHARES WERE FIRST AVAILABLE ON MAY 7, 1999 AND CLASS II SHARES ON JANUARY 23, 2006. THE HISTORICAL PERFORMANCE OF CLASS II SHARES INCLUDES THE PERFORMANCE OF CLASS I SHARES FOR PERIODS PRIOR TO THE INCEPTION OF CLASS II SHARES. AVERAGE ANNUAL TOTAL RETURN FIGURES INCLUDE CHANGES IN PRINCIPAL VALUE, REINVESTED DIVIDENDS, AND CAPITAL GAIN DISTRIBUTIONS. THE TOTAL RETURNS SHOWN ABOVE DO NOT SHOW THE EFFECTS OF INCOME TAXES ON AN INDIVIDUAL'S INVESTMENT. IN MOST CASES, TAXES MAY REDUCE YOUR ACTUAL INVESTMENT RETURNS ON INCOME OR GAINS PAID BY THE FUND OR ANY GAINS YOU MAY REALIZE IF YOU SELL YOUR SHARES. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS.

THE MSCI EAFE INDEX IS AN UNMANAGED INDEX OF OVER 900 COMPANIES, AND IS A GENERALLY ACCEPTED BENCHMARK FOR MAJOR OVERSEAS MARKETS. INDEX WEIGHTINGS REPRESENT THE RELATIVE CAPITALIZATIONS OF THE MAJOR OVERSEAS MARKETS INCLUDED IN THE INDEX ON A U.S. DOLLAR ADJUSTED BASIS. THE UNMANAGED INDEX DIFFERS FROM THE FUND IN COMPOSITION, DOES NOT PAY MANAGEMENT FEES OR EXPENSES AND INCLUDES REINVESTED DIVIDENDS. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCY VOLATILITY AND THE SOCIAL, ECONOMIC AND POLITICAL CLIMATES OF COUNTRIES WHERE THE FUND INVESTS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2007

                                                          NUMBER OF
                                                             SHARES        VALUE
--------------------------------------------------------------------------------
COMMON STOCK - 89.0%
AUSTRALIA - 6.1%
   AMP, Ltd.                                                 20,175  $   188,180
   CSL, Ltd.                                                  4,845      460,058
   Incitec Pivot, Ltd.                                        5,513      417,326
   Rio Tinto, Ltd.                                            2,619      250,820
                                                                     -----------
                                                                       1,316,384
                                                                     -----------
BELGIUM - 1.1%
   InBev NV                                                   2,667      241,075
                                                                     -----------
BRAZIL - 1.4%
   Cia Vale do Rio Doce - ADR                                 6,800      230,724
   Unibanco - Uniao de Bancos Brasileiros SA - GDR              500       65,775
                                                                     -----------
                                                                         296,499
                                                                     -----------
CANADA - 3.9%
   Inmet Mining Corp.                                         1,800      180,688
   Rogers Communications, Inc. Cl. B                          9,800      446,557
   Teck Cominco, Ltd. Cl. B                                   4,600      218,589
                                                                     -----------
                                                                         845,834
                                                                     -----------
DENMARK - 2.2%
   FLSmidth & Co. AS Cl. B                                    3,400      360,670
   Novo Nordisk AS Cl. B*                                       900      108,350
                                                                     -----------
                                                                         469,020
                                                                     -----------
EGYPT - 0.5%
   Orascom Construction Industries - GDR                        698      118,137
                                                                     -----------
FINLAND - 3.3%
   Nokia OYJ                                                  5,812      220,359
   Outotec OYJ                                                4,280      301,297
   Wartsila OYJ Cl. B*                                        2,692      183,956
                                                                     -----------
                                                                         705,612
                                                                     -----------
FRANCE - 7.6%
   Alstom                                                     2,665      540,345
   Cie Generale de Geophysique-Veritas*                         819      266,900
   Neopost SA                                                 1,235      173,739
   Total SA                                                   2,280      184,887
   Veolia Environnement                                       5,636      484,040
                                                                     -----------
                                                                       1,649,911
                                                                     -----------
GERMANY - 9.1%
   E.ON AG                                                    1,259      232,155
   IVG Immobilien AG                                          3,712      137,994
   Rhoen Klinikum AG                                          3,543      113,118
   RWE AG                                                     1,817      227,913
   SAP AG                                                     3,820      223,009
   Siemens AG*                                                2,336      320,321
   Solarworld AG                                              4,233      243,026
   Stada Arzneimittel AG                                      3,602      234,256
   United Internet AG                                        10,500      235,785
                                                                     -----------
                                                                       1,967,577
                                                                     -----------
GREECE - 1.9%
   National Bank of Greece SA                                 3,214      204,314
   Piraeus Bank SA                                            5,800      206,707
                                                                     -----------
                                                                         411,021
                                                                     -----------
HONG KONG - 2.2%
   Kerry Properties, Ltd.                                    20,000      154,210
   Pacific Basin Shipping, Ltd.                              94,200      195,708
   Sun Hung Kai Properties, Ltd.                              7,000      118,039
                                                                     -----------
                                                                         467,957
                                                                     -----------
ITALY - 2.4%
   Saipem SpA                                                 4,874      207,392
   UniCredito Italiano SpA                                   35,527      303,148
                                                                     -----------
                                                                         510,540
                                                                     -----------
JAPAN - 17.6%
   Chugai Pharmaceutical Co., Ltd.                           14,900      245,753
   East Japan Railway Co.                                        33      259,949
   Fanuc, Ltd.*                                               1,000      101,813
   Honda Motor Co., Ltd.                                      4,300      144,312
   Japan Tobacco, Inc.                                           63      345,633
   KDDI Corp.                                                    33      244,455
   Komatsu, Ltd.                                              5,600      187,941
   Mitsubishi Corp.                                           7,900      250,020
   Mitsubishi Electric Corp.                                 13,300      166,517
   Mitsubishi Estate Co., Ltd.                                3,300       94,396
   Mitsui Engineering & Shipbuilding Co., Ltd.               19,000      107,542
   Nintendo Co., Ltd.                                           100       51,993
   Nitori Co., Ltd.                                           1,550       73,177
   Nomura Holdings, Inc.                                      8,800      147,362
   Secom Co., Ltd.                                            2,000       96,161
   Sumitomo Heavy Industries, Ltd.                           12,000      154,310
   The Japan Steel Works, Ltd.                               23,000      381,350
   Tokuyama Corp.                                             8,000      121,236
   Tokyu Land Corp.                                          11,000      110,273
   Toyo Tanso Co., Ltd.                                       3,600      362,770
   Toyota Motor Corp.*                                        2,700      159,162
                                                                     -----------
                                                                       3,806,125
                                                                     -----------
MEXICO - 0.3%
   America Movil SAB de CV - ADR                              1,200       76,800
                                                                     -----------
NETHERLANDS - 3.5%
   Koninklijke BAM Groep NV                                   7,208      191,589
   Koninklijke Philips Electronics NV*                        4,500      202,230
   Royal KPN NV                                               9,062      156,841
   SBM Offshore NV                                            5,028      197,141
                                                                     -----------
                                                                         747,801
                                                                     -----------
NORWAY - 1.1%
   Renewable Energy Corp. AS*                                 5,400      247,480
                                                                     -----------
PERU - 0.2%
   Credicorp, Ltd.                                              800       54,160
                                                                     -----------
REPUBLIC OF CHINA - 1.2%
   China Coal Energy Co.                                     52,400      155,811
   China Communications Construction Co., Ltd.               43,000      102,288
                                                                     -----------
                                                                         258,099
                                                                     -----------
SINGAPORE - 2.4%
   City Developments, Ltd.                                   21,600      235,724
   DBS Group Holdings, Ltd.                                  19,100      277,921
                                                                     -----------
                                                                         513,645
                                                                     -----------
SOUTH KOREA - 0.5%
   Samsung Heavy Industries Co., Ltd.*                        1,980      105,258
                                                                     -----------
SPAIN - 1.2%
   Iberdrola SA*                                              1,715      100,486
   Telefonica SA                                              6,009      167,752
                                                                     -----------
                                                                         268,238
                                                                     -----------
SWEDEN - 0.9%
   Assa Abloy AB Cl. B                                        4,600       95,107
   Telefonaktiebolaget LM Ericsson - ADR                      2,300       91,540
                                                                     -----------
                                                                         186,647
                                                                     -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                          NUMBER OF
                                                             SHARES        VALUE
--------------------------------------------------------------------------------
SWITZERLAND - 6.0%
   ABB, Ltd.                                                 12,607  $   330,877
   Julius Baer Holding AG                                     2,475      184,428
   Nestle SA                                                    506      226,535
   Roche Holding AG*                                          1,396      252,265
   Swatch Group AG                                            3,314      211,487
   Syngenta AG*                                                 480      103,133
                                                                     -----------
                                                                       1,308,725
                                                                     -----------
UNITED KINGDOM - 12.4%
   BP PLC                                                    17,509      202,439
   British American Tobacco PLC                               7,107      253,680
   BT Group PLC                                              32,183      201,294
   Burberry Group PLC                                        13,528      181,078
   Imperial Tobacco Group PLC                                 3,932      179,523
   International Power PLC                                   44,027      404,764
   Reckitt Benckiser PLC                                      3,566      208,656
   Royal Dutch Shell PLC Cl. A                                5,003      205,590
   Southern Cross Healthcare, Ltd.                           12,097      125,694
   Standard Chartered PLC                                     6,448      210,189
   Unilever PLC                                               7,395      232,773
   Vodafone Group PLC                                        75,012      269,737
                                                                     -----------
                                                                       2,675,417
--------------------------------------------------------------------------------
Total Common Stock (Cost: $14,849,694)                                19,247,962
--------------------------------------------------------------------------------
PREFERRED STOCK - 3.2%
BRAZIL - 0.8%
   Usinas Siderurgicas de Minas Gerais SA                      2,500     173,913
--------------------------------------------------------------------------------
GERMANY - 2.4%
   Fresenius SE                                                3,715     288,309
   Henkel KGaA                                                 4,611     236,661
                                                                     -----------
                                                                         524,970
--------------------------------------------------------------------------------
Total Preferred Stock (Cost: $671,832)                                   698,883
--------------------------------------------------------------------------------

                                                          PRINCIPAL
                                                             AMOUNT
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 5.4%
TIME DEPOSITS - 5.4%
   Citibank Nassau 4.370%, 10/01/07 (Cost: $1,155,952)   $1,155,952    1,155,952
--------------------------------------------------------------------------------
Total Investments - 97.6% (Cost: $16,677,478)                         21,102,797
--------------------------------------------------------------------------------
Other Assets in Excess of Liabilities - 2.4%                             521,570
--------------------------------------------------------------------------------
Net Assets - 100.0%                                                  $21,624,367
--------------------------------------------------------------------------------

*    NON-INCOME PRODUCING SECURITIES.
ADR - AMERICAN DEPOSITORY RECEIPT
GDR - GLOBAL DEPOSITORY RECEIPT

SCHEDULE OF INVESTMENTS BY SECTOR
as of September 30, 2007 (Unaudited)

                                        PERCENT OF
SECTOR                                  NET ASSETS
--------------------------------------------------
Industrial                                  22.1%
Consumer, Non-cyclical                      17.8
Financial                                   12.4
Communications                               9.8
Energy                                       8.8
Basic Materials                              7.8
Utilities                                    6.7
Consumer, Cyclical                           5.0
Technology                                   1.8
Short Term Investments                       5.4
--------------------------------------------------
Total Investments                           97.6

Other assets in excess of liabilities        2.4
--------------------------------------------------
Net Assets                                 100.0%
--------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

INTERNATIONAL GROWTH OPPORTUNITIES FUND

MANAGEMENT TEAM: CHRISTOPHER A. HERRERA, Portfolio Manager; NELSON W. SHING, Portfolio Manager; TODD R. BUECHS, Analyst; GREGORY ISE, Analyst; ALAN Trice, Analyst

CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

GOAL: The International Growth Opportunities Fund seeks to maximize long-term capital appreciation through investments primarily in companies located outside the United States with market capitalizations predominantly in the bottom 20% of publicly traded companies as measured by the market capitalization in the Citigroup World BMI xUS.

MARKET OVERVIEW: International small-cap stocks, as measured by the Citigroup World EMI xUS, generated positive returns during the six months ended September 30, 2007. Performance was flat in local currencies; however, a decline in the U.S. dollar relative to a broad basket of currencies enhanced returns for U.S.-based investors. The environment was volatile and characterized by:

     - Healthy gains in the index in April and May, fueled by a robust pace of mergers and acquisitions and strong macroeconomic data out of Europe

     - Falling stock prices over the summer, as the prolonged U.S. housing downturn, tighter credit market conditions and high commodity prices threatened global growth

     - Rebound in September in response to the Federal Reserve's decision to cut the fed funds target rate by 0.50%.

Within the Citigroup World EMI xUS, returns in U.S. dollar terms were positive in the majority of countries. Australia, a leading global commodity producer, turned in some of the best results. Japanese stocks declined, as the economy continued to suffer from weak consumer and capital spending.

PERFORMANCE: The Fund's Class I shares gained 19.39% from April 1 through September 30, 2007. This compared favorably to the 5.89% advance in the Citigroup World EMI xUS Growth, the Fund's primary benchmark, and the 5.49% increase in the Citigroup World EMI xUS.

PORTFOLIO SPECIFICS: Consistent with our bottom-up investment approach, the Fund's strong performance versus the indexes was driven by stock selection. From a country perspective, stock selection was strongest in China, Japan and Norway. In terms of sectors, stock selection added the most value among industrials, materials and consumer discretionary companies. Two of the portfolio's best-performing holdings were Norway-based Golden Ocean Group, a commodities shipper, and China Hongxing Sports, a manufacturer of athletic shoes and accessories. Golden Ocean Group advanced on favorable industry conditions caused by high global demand for raw materials and a low supply of ships. China Hongxing Sports benefited from rising disposable incomes and a growing interest in sports in China.

While the Fund outperformed the indexes by a wide margin, there were pockets of relative weakness. For example, stock selection in Germany and the telecommunication services sector detracted.

MARKET OUTLOOK: Our outlook for international small-cap stocks is positive. Demand for equities quickened in September, as intervention by the Federal Reserve provided investors with enough comfort to bid stock prices higher. Issues in the credit markets still remain but have receded, and the outlook for corporate earnings continues to be strong, with the exception of financials. Economic activity outside the United States is robust, particularly in developing markets, and early signs point to a U.S. slowdown rather than a recession.

Against this backdrop, we are confident that our research-intensive investment process will continue to uncover stocks for the Fund that are poised to exceed earnings expectations.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN INTERNATIONAL GROWTH OPPORTUNITIES FUND CLASS I, II, AND III SHARES WITH THE CITIGROUP WORLD EMI XUS GROWTH INDEX AND THE CITIGROUP WORLD EMI XUS INDEX.

[CHART]

                      INTERNATIONAL GROWTH      CITIGROUP WORLD      CITIGROUP WORLD
                       OPPORTUNITIES FUND          EMI XUS              EMI XUS
                         CLASS I SHARES         GROWTH INDEX             INDEX
12/31/1997                 $250,000              $250,000              $250,000
1/31/1998                  $255,925              $260,950              $260,425
2/28/1998                  $282,388              $279,295              $279,853
3/31/1998                  $312,914              $292,170              $293,006
4/30/1998                  $329,717              $294,595              $295,233
5/31/1998                  $337,861              $300,752              $300,724
6/30/1998                  $338,706              $293,414              $291,943
7/31/1998                  $345,785              $292,622              $289,928
8/31/1998                  $291,151              $255,547              $254,354
9/30/1998                  $287,162              $247,982              $247,716
10/31/1998                 $298,562              $264,572              $265,229
11/30/1998                 $319,342              $274,626              $273,743
12/31/1998                 $340,834              $282,892              $280,367
1/31/1999                  $367,760              $284,844              $279,498
2/28/1999                  $360,773              $279,034              $274,076
3/31/1999                  $369,179              $289,274              $284,381
4/30/1999                  $391,219              $303,015              $299,795
5/31/1999                  $376,000              $295,136              $291,940
6/30/1999                  $417,586              $306,174              $301,895
7/31/1999                  $453,582              $318,023              $313,186
8/31/1999                  $483,110              $324,829              $318,041
9/30/1999                  $497,458              $325,771              $317,277
10/31/1999                 $531,385              $325,966              $314,105
11/30/1999                 $653,072              $350,121              $324,815
12/31/1999                 $777,547              $383,347              $346,253
1/31/2000                  $801,962              $376,485              $337,701
2/29/2000                $1,013,680              $408,712              $351,851
3/31/2000                  $900,047              $400,293              $353,293
4/30/2000                  $807,882              $371,992              $331,707
5/31/2000                  $756,016              $357,782              $325,968
6/30/2000                  $815,288              $378,891              $347,091
7/31/2000                  $792,215              $365,630              $335,186
8/31/2000                  $830,717              $380,986              $345,510
9/30/2000                  $779,046              $357,784              $328,822
10/31/2000                 $718,904              $328,983              $310,671
11/30/2000                 $649,601              $300,394              $297,902
12/31/2000                 $683,121              $310,427              $310,533
1/31/2001                  $669,322              $314,090              $313,576
2/28/2001                  $626,820              $290,533              $301,253
3/31/2001                  $559,750              $262,933              $277,424
4/30/2001                  $593,727              $283,100              $297,232
5/31/2001                  $589,571              $280,297              $296,518
6/30/2001                  $560,210              $264,460              $285,873
7/31/2001                  $546,205              $254,860              $278,383
8/31/2001                  $525,067              $249,891              $277,465
9/30/2001                  $471,090              $217,255              $241,838
10/31/2001                 $488,520              $230,029              $251,802
11/30/2001                 $497,949              $239,599              $261,371
12/31/2001                 $504,820              $239,934              $261,789
1/31/2002                  $491,291              $232,160              $255,820
2/28/2002                  $494,976              $233,275              $260,604
3/31/2002                  $521,606              $249,441              $277,543
4/30/2002                  $524,109              $250,937              $283,149
5/31/2002                  $534,434              $257,788              $293,711
6/30/2002                  $509,423              $245,414              $283,108
7/31/2002                  $466,478              $222,762              $258,364
8/31/2002                  $461,441              $220,713              $256,582
9/30/2002                  $418,988              $200,209              $233,233
10/31/2002                 $420,371              $205,194              $237,571
11/30/2002                 $432,772              $213,340              $246,171
12/31/2002                 $427,016              $208,561              $242,724
1/31/2003                  $411,643              $202,576              $237,239
2/28/2003                  $404,975              $198,747              $233,396
3/31/2003                  $399,224              $197,177              $231,552
4/30/2003                  $432,280              $216,382              $254,244
5/31/2003                  $470,147              $235,250              $275,880
6/30/2003                  $479,785              $242,120              $285,260
7/31/2003                  $495,618              $248,754              $294,788
8/31/2003                  $523,868              $258,903              $308,495
9/30/2003                  $533,036              $272,107              $322,840
10/31/2003                 $590,178              $291,835              $346,085
11/30/2003                 $598,204              $296,037              $351,830
12/31/2003                 $633,079              $313,177              $373,115
1/31/2004                  $655,111              $323,387              $386,025
2/29/2004                  $669,130              $333,962              $398,224
3/31/2004                  $675,554              $342,378              $408,259
4/30/2004                  $656,706              $332,175              $396,501
5/31/2004                  $655,130              $334,666              $397,889
6/30/2004                  $680,811              $344,070              $411,815
7/31/2004                  $648,676              $328,828              $395,754
8/30/2004                  $648,936              $330,834              $398,603
9/30/2004                  $673,271              $342,214              $412,116
10/31/2004                 $689,362              $352,686              $425,098
11/30/2004                 $746,234              $377,797              $458,383
12/31/2004                 $778,024              $395,252              $480,340
1/31/2005                  $780,592              $398,690              $486,152
2/28/2005                  $825,007              $416,273              $509,049
3/31/2005                  $805,867              $406,990              $498,359
4/30/2005                  $778,951              $394,861              $482,511
5/31/2005                  $787,675              $396,836              $485,503
6/30/2005                  $805,162              $405,765              $495,456
7/31/2005                  $830,685              $420,818              $513,986
8/31/2005                  $848,877              $434,032              $529,406
9/30/2005                  $902,781              $449,180              $550,052
10/31/2005                 $861,524              $432,695              $531,681
11/30/2005                 $912,095              $450,435              $551,991
12/31/2005                 $997,376              $479,984              $586,545
1/31/2006                $1,071,082              $516,703              $630,712
2/28/2006                $1,082,007              $512,879              $630,271
3/31/2006                $1,155,476              $535,959              $657,625
4/30/2006                $1,235,666              $564,633              $691,689
5/31/2006                $1,162,885              $538,547              $660,909
6/30/2006                $1,116,835              $530,522              $651,194
7/31/2006                $1,100,864              $524,793              $646,701
8/31/2006                $1,122,441              $541,848              $668,171
9/30/2006                $1,126,370              $545,262              $673,650
10/31/2006               $1,165,567              $567,727              $702,011
11/30/2006               $1,222,097              $592,593              $733,461
12/31/2006               $1,289,313              $613,275              $759,132
1/31/2007                $1,292,407              $618,426              $767,786
2/28/2007                $1,314,378              $627,455              $779,533
3/31/2007                $1,371,816              $651,926              $809,779
4/30/2007                $1,452,205              $680,872              $847,515
5/31/2007                $1,548,631              $697,144              $865,652
6/30/2007                $1,594,780              $690,243              $857,515
7/31/2007                $1,620,775              $689,138              $857,086
8/31/2007                $1,528,229              $662,813              $825,288
9/30/2007                $1,637,803              $690,254              $854,338

Annualized Total Returns As of 9/30/07

                                                                        SINCE
                                                 1 YEAR   5 YEARS     INCEPTION
--------------------------------------------------------------------------------
International Growth Opportunities
   Fund Class I                                   45.40%    31.31%      21.25%
--------------------------------------------------------------------------------
Citigroup World EMI xUS Growth Index              26.60%    28.08%      10.98%
--------------------------------------------------------------------------------
Citigroup World EMI xUS Index                     26.82%    29.65%      13.43%
--------------------------------------------------------------------------------

[CHART]

                INTERNATIONAL GROWTH    CITIGROUP WORLD
                 OPPORTUNITIES FUND         EMI XUS         CITIGROUP WORLD
                  CLASS II SHARES         GROWTH INDEX          EMI XUS
12/31/1997           $250,000              $250,000              $250,000
1/31/1998            $255,925              $260,950              $260,425
2/28/1998            $282,388              $279,295              $279,853
3/31/1998            $312,914              $292,170              $293,006
4/30/1998            $329,717              $294,595              $295,233
5/31/1998            $337,861              $300,752              $300,724
6/30/1998            $338,706              $293,414              $291,943
7/31/1998            $345,785              $292,622              $289,928
8/31/1998            $291,151              $255,547              $254,354
9/30/1998            $287,162              $247,982              $247,716
10/31/1998           $298,562              $264,572              $265,229
11/30/1998           $319,342              $274,626              $273,743
12/31/1998           $340,834              $282,892              $280,367
1/31/1999            $367,760              $284,844              $279,498
2/28/1999            $360,773              $279,034              $274,076
3/31/1999            $369,179              $289,274              $284,381
4/30/1999            $391,219              $303,015              $299,795
5/31/1999            $376,000              $295,136              $291,940
6/30/1999            $417,586              $306,174              $301,895
7/31/1999            $453,582              $318,023              $313,186
8/31/1999            $483,110              $324,829              $318,041
9/30/1999            $497,458              $325,771              $317,277
10/31/1999           $531,385              $325,966              $314,105
11/30/1999           $653,072              $350,121              $324,815
12/31/1999           $777,547              $383,347              $346,253
1/31/2000            $801,962              $376,485              $337,701
2/29/2000          $1,013,680              $408,712              $351,851
3/31/2000            $900,047              $400,293              $353,293
4/30/2000            $807,882              $371,992              $331,707
5/31/2000            $756,016              $357,782              $325,968
6/30/2000            $815,288              $378,891              $347,091
7/31/2000            $792,215              $365,630              $335,186
8/31/2000            $830,717              $380,986              $345,510
9/30/2000            $779,046              $357,784              $328,822
10/31/2000           $718,904              $328,983              $310,671
11/30/2000           $649,601              $300,394              $297,902
12/31/2000           $683,121              $310,427              $310,533
1/31/2001            $669,322              $314,090              $313,576
2/28/2001            $626,820              $290,533              $301,253
3/31/2001            $559,750              $262,933              $277,424
4/30/2001            $593,727              $283,100              $297,232
5/31/2001            $589,571              $280,297              $296,518
6/30/2001            $560,210              $264,460              $285,873
7/31/2001            $546,205              $254,860              $278,383
8/31/2001            $525,067              $249,891              $277,465
9/30/2001            $471,090              $217,255              $241,838
10/31/2001           $488,520              $230,029              $251,802
11/30/2001           $497,949              $239,599              $261,371
12/31/2001           $504,820              $239,934              $261,789
1/31/2002            $491,291              $232,160              $255,820
2/28/2002            $494,976              $233,275              $260,604
3/31/2002            $521,606              $249,441              $277,543
4/30/2002            $524,109              $250,937              $283,149
5/31/2002            $534,434              $257,788              $293,711
6/30/2002            $509,423              $245,414              $283,108
7/31/2002            $466,478              $222,762              $258,364
8/31/2002            $461,441              $220,713              $256,582
9/30/2002            $418,988              $200,209              $233,233
10/31/2002           $420,371              $205,194              $237,571
11/30/2002           $432,772              $213,340              $246,171
12/31/2002           $427,016              $208,561              $242,724
1/31/2003            $411,643              $202,576              $237,239
2/28/2003            $404,975              $198,747              $233,396
3/31/2003            $399,224              $197,177              $231,552
4/30/2003            $432,280              $216,382              $254,244
5/31/2003            $470,147              $235,250              $275,880
6/30/2003            $479,785              $242,120              $285,260
7/31/2003            $495,618              $248,754              $294,788
8/31/2003            $524,067              $258,903              $308,495
9/30/2003            $533,238              $272,107              $322,840
10/31/2003           $590,614              $291,835              $346,085
11/30/2003           $598,647              $296,037              $351,830
12/31/2003           $633,787              $313,177              $373,115
1/31/2004            $655,843              $323,387              $386,025
2/29/2004            $670,075              $333,962              $398,224
3/31/2004            $676,508              $342,378              $408,259
4/30/2004            $657,430              $332,175              $396,501
5/31/2004            $656,049              $334,666              $397,889
6/30/2004            $681,963              $344,070              $411,815
7/31/2004            $649,843              $328,828              $395,754
8/30/2004            $650,103              $330,834              $398,603
9/30/2004            $674,417              $342,214              $412,116
10/31/2004           $690,940              $352,686              $425,098
11/30/2004           $747,942              $377,797              $458,383
12/31/2004           $779,805              $395,252              $480,340
1/31/2005            $782,378              $398,690              $486,152
2/28/2005            $827,130              $416,273              $509,049
3/31/2005            $808,023              $406,990              $498,359
4/30/2005            $780,793              $394,861              $482,511
5/31/2005            $789,772              $396,836              $485,503
6/30/2005            $807,305              $405,765              $495,456
7/31/2005            $832,897              $420,818              $513,986
8/31/2005            $851,387              $434,032              $529,406
9/30/2005            $905,620              $449,180              $550,052
10/31/2005           $864,324              $432,695              $531,681
11/30/2005           $915,060              $450,435              $551,991
12/31/2005         $1,000,801              $479,984              $586,545
1/31/2006          $1,074,760              $516,703              $630,712
2/28/2006          $1,085,615              $512,879              $630,271
3/31/2006          $1,159,546              $535,959              $657,625
4/30/2006          $1,240,250              $564,633              $691,689
5/31/2006          $1,167,447              $538,547              $660,909
6/30/2006          $1,121,333              $530,522              $651,194
7/31/2006          $1,105,298              $524,793              $646,701
8/31/2006          $1,126,851              $541,848              $668,171
9/30/2006          $1,131,021              $545,262              $673,650
10/31/2006         $1,170,607              $567,727              $702,011
11/30/2006         $1,227,381              $592,593              $733,461
12/31/2006         $1,295,132              $613,275              $759,132
1/31/2007          $1,298,241              $618,426              $767,786
2/28/2007          $1,320,441              $627,455              $779,533
3/31/2007          $1,378,540              $651,926              $809,779
4/30/2007          $1,459,460              $680,872              $847,515
5/31/2007          $1,556,806              $697,144              $865,652
6/30/2007          $1,603,199              $690,243              $857,515
7/31/2007          $1,629,812              $689,138              $857,086
8/31/2007          $1,537,076              $662,813              $825,288
9/30/2007          $1,647,131              $690,254              $854,338

Annualized Total Returns As of 9/30/07
                                                                        SINCE
                                                 1 YEAR   5 YEARS     INCEPTION
--------------------------------------------------------------------------------
International Growth Opportunities
   Fund Class II                                  45.63%    31.49%      21.33%
--------------------------------------------------------------------------------
Citigroup World EMI xUS Growth Index              26.60%    28.08%      10.98%
--------------------------------------------------------------------------------
Citigroup World EMI xUS Index                     26.82%    29.65%      13.43%
--------------------------------------------------------------------------------


[CHART]

                        INTERNATIONAL GROWTH     CITIGROUP WORLD
                         OPPORTUNITIES FUND          EMI XUS          CITIGROUP WORLD
                          CLASS III SHARES         GROWTH INDEX          EMI XUS
12/31/1997                    $250,000              $250,000              $250,000
1/31/1998                     $255,925              $260,950              $260,425
2/28/1998                     $282,388              $279,295              $279,853
3/31/1998                     $312,914              $292,170              $293,006
4/30/1998                     $329,717              $294,595              $295,233
5/31/1998                     $337,861              $300,752              $300,724
6/30/1998                     $338,706              $293,414              $291,943
7/31/1998                     $345,785              $292,622              $289,928
8/31/1998                     $291,151              $255,547              $254,354
9/30/1998                     $287,162              $247,982              $247,716
10/31/1998                    $298,562              $264,572              $265,229
11/30/1998                    $319,342              $274,626              $273,743
12/31/1998                    $340,834              $282,892              $280,367
1/31/1999                     $367,760              $284,844              $279,498
2/28/1999                     $360,773              $279,034              $274,076
3/31/1999                     $369,179              $289,274              $284,381
4/30/1999                     $391,219              $303,015              $299,795
5/31/1999                     $376,000              $295,136              $291,940
6/30/1999                     $417,586              $306,174              $301,895
7/31/1999                     $453,582              $318,023              $313,186
8/31/1999                     $483,110              $324,829              $318,041
9/30/1999                     $497,458              $325,771              $317,277
10/31/1999                    $531,385              $325,966              $314,105
11/30/1999                    $653,072              $350,121              $324,815
12/31/1999                    $777,547              $383,347              $346,253
1/31/2000                     $801,962              $376,485              $337,701
2/29/2000                   $1,013,680              $408,712              $351,851
3/31/2000                     $900,047              $400,293              $353,293
4/30/2000                     $807,882              $371,992              $331,707
5/31/2000                     $756,016              $357,782              $325,968
6/30/2000                     $815,288              $378,891              $347,091
7/31/2000                     $792,215              $365,630              $335,186
8/31/2000                     $830,717              $380,986              $345,510
9/30/2000                     $779,046              $357,784              $328,822
10/31/2000                    $718,904              $328,983              $310,671
11/30/2000                    $649,601              $300,394              $297,902
12/31/2000                    $683,121              $310,427              $310,533
1/31/2001                     $669,322              $314,090              $313,576
2/28/2001                     $626,820              $290,533              $301,253
3/31/2001                     $559,750              $262,933              $277,424
4/30/2001                     $593,727              $283,100              $297,232
5/31/2001                     $589,571              $280,297              $296,518
6/30/2001                     $560,210              $264,460              $285,873
7/31/2001                     $546,205              $254,860              $278,383
8/31/2001                     $525,067              $249,891              $277,465
9/30/2001                     $471,090              $217,255              $241,838
10/31/2001                    $488,520              $230,029              $251,802
11/30/2001                    $497,949              $239,599              $261,371
12/31/2001                    $504,820              $239,934              $261,789
1/31/2002                     $491,291              $232,160              $255,820
2/28/2002                     $494,976              $233,275              $260,604
3/31/2002                     $521,606              $249,441              $277,543
4/30/2002                     $524,109              $250,937              $283,149
5/31/2002                     $534,434              $257,788              $293,711
6/30/2002                     $509,423              $245,414              $283,108
7/31/2002                     $466,478              $222,762              $258,364
8/31/2002                     $461,441              $220,713              $256,582
9/30/2002                     $418,988              $200,209              $233,233
10/31/2002                    $420,371              $205,194              $237,571
11/30/2002                    $432,772              $213,340              $246,171
12/31/2002                    $427,016              $208,561              $242,724
1/31/2003                     $411,643              $202,576              $237,239
2/28/2003                     $404,975              $198,747              $233,396
3/31/2003                     $399,224              $197,177              $231,552
4/30/2003                     $432,280              $216,382              $254,244
5/31/2003                     $470,147              $235,250              $275,880
6/30/2003                     $479,785              $242,120              $285,260
7/31/2003                     $495,618              $248,754              $294,788
8/31/2003                     $523,868              $258,903              $308,495
9/30/2003                     $533,036              $272,107              $322,840
10/31/2003                    $590,178              $291,835              $346,085
11/30/2003                    $598,204              $296,037              $351,830
12/31/2003                    $633,079              $313,177              $373,115
1/31/2004                     $655,111              $323,387              $386,025
2/29/2004                     $669,130              $333,962              $398,224
3/31/2004                     $675,554              $342,378              $408,259
4/30/2004                     $656,706              $332,175              $396,501
5/31/2004                     $655,130              $334,666              $397,889
6/30/2004                     $680,811              $344,070              $411,815
7/31/2004                     $648,676              $328,828              $395,754
8/30/2004                     $648,936              $330,834              $398,603
9/30/2004                     $673,271              $342,214              $412,116
10/31/2004                    $689,362              $352,686              $425,098
11/30/2004                    $746,234              $377,797              $458,383
12/31/2004                    $778,024              $395,252              $480,340
1/31/2005                     $780,592              $398,690              $486,152
2/28/2005                     $825,007              $416,273              $509,049
3/31/2005                     $805,867              $406,990              $498,359
4/30/2005                     $778,951              $394,861              $482,511
5/31/2005                     $787,675              $396,836              $485,503
6/30/2005                     $805,162              $405,765              $495,456
7/31/2005                     $830,685              $420,818              $513,986
8/31/2005                     $848,877              $434,032              $529,406
9/30/2005                     $902,781              $449,180              $550,052
10/31/2005                    $861,614              $432,695              $531,681
11/30/2005                    $912,191              $450,435              $551,991
12/31/2005                    $997,754              $479,984              $586,545
1/31/2006                   $1,071,688              $516,703              $630,712
2/28/2006                   $1,082,619              $512,879              $630,271
3/31/2006                   $1,156,129              $535,959              $657,625
4/30/2006                   $1,236,827              $564,633              $691,689
5/31/2006                   $1,164,225              $538,547              $660,909
6/30/2006                   $1,118,355              $530,522              $651,194
7/31/2006                   $1,102,362              $524,793              $646,701
8/31/2006                   $1,124,189              $541,848              $668,171
9/30/2006                   $1,128,349              $545,262              $673,650
10/31/2006                  $1,167,954              $567,727              $702,011
11/30/2006                  $1,224,599              $592,593              $733,461
12/31/2006                  $1,292,320              $613,275              $759,132
1/31/2007                   $1,295,680              $618,426              $767,786
2/28/2007                   $1,317,965              $627,455              $779,533
3/31/2007                   $1,375,824              $651,926              $809,779
4/30/2007                   $1,456,723              $680,872              $847,515
5/31/2007                   $1,553,595              $697,144              $865,652
6/30/2007                   $1,600,047              $690,243              $857,515
7/31/2007                   $1,626,608              $689,138              $857,086
8/31/2007                   $1,534,054              $662,813              $825,288
9/30/2007                   $1,644,199              $690,254              $854,338

Annualized Total Returns As of 9/30/07

                                                                        SINCE
                                                 1 YEAR   5 YEARS     INCEPTION
--------------------------------------------------------------------------------
International Growth Opportunities
Fund Class III                                    45.72%    31.45%      21.31%
--------------------------------------------------------------------------------
Citigroup World EMI xUS Growth Index              26.60%    28.08%      10.98%
--------------------------------------------------------------------------------
Citigroup World EMI xUS Index                     26.82%    29.65%      13.43%
--------------------------------------------------------------------------------

THE GRAPHS ABOVE SHOW THE VALUE OF A HYPOTHETICAL $250,000 INVESTMENT IN THE FUND'S CLASS I THROUGH III SHARES COMPARED WITH THE CITIGROUP WORLD EMI XUS GROWTH INDEX AND CITIGROUP WORLD EMI XUS INDEX FOR THE PERIODS INDICATED. THE FUND'S CLASS I THROUGH III SHARES CALCULATE THEIR PERFORMANCE BASED UPON THE HISTORICAL PERFORMANCE OF THEIR CORRESPONDING SERIES OF NICHOLAS-APPLEGATE MUTUAL FUNDS (RENAMED ING MUTUAL FUNDS), ADJUSTED TO REFLECT ALL FEES AND EXPENSES APPLICABLE TO THE FUND'S CLASS I THROUGH III SHARES. THE NICHOLAS-APPLEGATE INSTITUTIONAL FUND'S CLASS I SHARES WERE FIRST AVAILABLE ON MAY 7, 1999, CLASS II SHARES COMMENCED OPERATIONS ON JUNE 5, 2003 AND CLASS III SHARES ON SEPTEMBER 30, 2005. THE HISTORICAL PERFORMANCE OF CLASS II AND III SHARES INCLUDES THE PERFORMANCE OF CLASS I SHARES FOR PERIODS PRIOR TO THE INCEPTION OF THE RELEVANT CLASS. AVERAGE ANNUAL TOTAL RETURN FIGURES INCLUDE CHANGES IN PRINCIPAL VALUE, REINVESTED DIVIDENDS, AND CAPITAL GAIN DISTRIBUTIONS. THE TOTAL RETURNS SHOWN ABOVE DO NOT SHOW THE EFFECTS OF INCOME TAXES ON AN INDIVIDUAL'S INVESTMENT. IN MOST CASES, TAXES MAY REDUCE YOUR ACTUAL INVESTMENT RETURNS ON INCOME OR GAINS PAID BY THE FUND OR ANY GAINS YOU MAY REALIZE IF YOU SELL YOUR SHARES. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS.

THE CITIGROUP WORLD EMI XUS INDEX ("EMI") IS A WORLD MARKET CAPITALIZATION WEIGHTED INDEX MEASURING CAPITAL APPRECIATION EXCLUDING THE U.S. THE EMI INDEX IS COMPRISED OF COMPANIES IN THE BOTTOM 20% OF ANY GIVEN COUNTRY'S AVAILABLE MARKET CAPITALIZATION. MAJOR CORPORATE EVENTS SUCH AS EXTRAORDINARY DIVIDENDS, SPIN-OFFS, SCRIP ISSUES IN OTHER SECURITIES, AND SHARES REPURCHASED VIA TENDER OFFERS ARE ACCOUNTED FOR IN THE CALCULATION. THE CITIGROUP WORLD EMI XUS GROWTH INDEX COVERS ONLY THOSE COMPANIES IN EACH COUNTRY THAT EXHIBIT GROWTH CHARACTERISTICS RELATIVE TO OTHER COMPANIES IN THE SAME COUNTRY ACCORDING TO A MULTIVARIABLE FORMULA. THE INDEXES ARE UNMANAGED AND DO NOT INCLUDE NON-EXTRAORDINARY DIVIDENDS. THE UNMANAGED INDEXES DIFFER FROM THE FUND IN COMPOSITION, DO NOT PAY MANAGEMENT FEES OR EXPENSES, AND INCLUDE REINVESTED DIVIDENDS. ONE CAN NOT INVEST DIRECTLY IN AN INDEX.

SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCY VOLATILITY AND THE SOCIAL, ECONOMIC AND POLITICAL CLIMATES OF COUNTRIES WHERE THE FUND INVESTS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2007

                                                        NUMBER OF
                                                           SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK - 97.0%
AUSTRALIA - 3.3%
   Incitec Pivot, Ltd.##                                   49,883   $  3,776,074
   Murchison Metals, Ltd.*,##                             360,130      1,612,607
   Western Areas NL*                                      179,421        806,595
                                                                    ------------
                                                                       6,195,276
                                                                    ------------
BELGIUM - 3.2%
   EVS Broadcast Equipment SA                              29,953      2,986,096
   Umicore##                                               12,934      3,082,849
                                                                    ------------
                                                                       6,068,945
                                                                    ------------
CANADA - 3.2%
   Gildan Activewear, Inc. Cl. A*                          87,900      3,484,332
   HudBay Minerals, Inc.*                                  41,000      1,062,443
   Inmet Mining Corp.                                      14,100      1,415,392
                                                                    ------------
                                                                       5,962,167
                                                                    ------------
DENMARK - 1.1%
   Carlsberg AS Cl. B*                                     15,550      2,118,290
                                                                    ------------
FINLAND - 3.6%
   Outotec OYJ                                             95,567      6,727,575
                                                                    ------------
FRANCE - 6.7%
   Cie Generale de Geophysique-Veritas*                    10,117      3,296,985
   Neopost SA                                              25,468      3,582,815
   Nexans SA                                               30,587      5,017,644
   Teleperformance                                         17,993        699,340
                                                                    ------------
                                                                      12,596,784
                                                                    ------------
GERMANY - 10.5%
   Aareal Bank AG                                          36,998      1,815,276
   Balda AG*,##                                           146,625      1,407,529
   Bauer AG##                                              41,335      2,698,212
   Comdirect Bank AG                                      223,371      2,776,410
   IVG Immobilien AG                                       62,936      2,339,646
   Morphosys AG*,##                                        20,332      1,254,050
   SGL Carbon AG*                                          63,621      3,637,240
   Stada Arzneimittel AG##                                 57,170      3,718,046
                                                                    ------------
                                                                      19,646,409
                                                                    ------------

GREECE - 2.3%
   Greek Postal Savings Bank                              117,996      2,584,243
   Jumbo SA                                                52,953      1,805,864
                                                                    ------------
                                                                       4,390,107
                                                                    ------------
HONG KONG - 3.0%
   Kowloon Development Co., Ltd.                          742,900      1,897,258
   Melco International Development                      1,242,200      2,331,329
   Tian An China Investment                             1,063,200      1,300,149
                                                                    ------------
                                                                       5,528,736
                                                                    ------------
INDONESIA - 1.6%
   Bakrie and Brothers Tbk PT*                         53,260,500      1,747,201
   Bakrie Sumatera Plantations Tbk PT                   7,464,700      1,257,041
                                                                    ------------
                                                                       3,004,242
                                                                    ------------
IRELAND - 3.2%
   Kingspan Group PLC                                     144,029      3,142,105
   Paddy Power PLC                                         78,130      2,753,370
                                                                    ------------
                                                                       5,895,475
                                                                    ------------
ITALY - 3.7%
   Azimut Holding SpA                                     156,181      2,398,818
   Digital Multimedia Technologies SpA*,##                 35,545      2,315,710
   Mariella Burani SpA                                     69,997      2,292,550
                                                                    ------------
                                                                       7,007,078
                                                                    ------------
JAPAN - 10.9%
   Asics Corp.                                            151,400      2,340,470
   Haseko Corp.*                                          350,600        838,282
   Inui Steamship Co., Ltd.                                86,000      1,790,810
   KK DaVinci Advisors*                                     1,428      1,071,481
   Nitori Co., Ltd.                                        32,900      1,553,250
   Parco Co., Ltd.                                        102,800      1,370,190
   Sumco Techxiv Corp.                                     47,400      2,691,145
   The Japan Steel Works, Ltd.                            211,300      3,503,448
   Tokuyama Corp.##                                        80,800      1,224,487
   Tokyu Land Corp.                                       190,400      1,908,718
   Towa Pharmaceutical Co., Ltd.                           47,200      2,043,699
                                                                    ------------
                                                                      20,335,980
                                                                    ------------
MEXICO - 1.7%
   Banco Compartamos SA de CV*                            347,100      1,885,542
   Grupo Famsa SA*,##                                     337,100      1,378,039
                                                                    ------------
                                                                       3,263,581
                                                                    ------------
NETHERLANDS - 3.5%
   Koninklijke BAM Groep NV##                              69,551      1,848,664
   SBM Offshore NV##                                       72,838      2,855,881
   Unit 4 Agresso NV                                       62,986      1,849,735
                                                                    ------------
                                                                       6,554,280
                                                                    ------------
NORWAY - 3.1%
   Fred Olsen Energy ASA                                   46,440      2,436,660
   Golden Ocean Group, Ltd.##                             493,000      3,286,818
                                                                    ------------
                                                                       5,723,478
                                                                    ------------
REPUBLIC OF CHINA - 6.7%
   AAC Acoustic Technologies Holdings, Inc.*            1,564,000      1,930,678
   China Hongxing Sports, Ltd.##                        6,014,700      4,578,538
   Harbin Power Equipment                               1,542,000      3,862,617
   Parkson Retail Group, Ltd.##                           251,000      2,264,885
                                                                    ------------
                                                                      12,636,718
                                                                    ------------
SINGAPORE - 3.6%
   Jiutian Chemical Group, Ltd.##                       5,378,300      2,355,010
   StarHub, Ltd.                                        1,214,300      2,535,842
   UOL Group, Ltd.                                        513,900      1,800,182
                                                                    ------------
                                                                       6,691,034
                                                                    ------------
SOUTH AFRICA - 0.9%
   Aquarius Platinum, Ltd.                                 47,444      1,662,553
                                                                    ------------
SOUTH KOREA - 3.3%
   Hyunjin Materials Co., Ltd.*                            43,175      2,141,884
   Osstem Implant Co., Ltd.*                               35,442      1,473,603
   STX Engine Co., Ltd.*                                   34,670      2,614,031
                                                                    ------------
                                                                       6,229,518
                                                                    ------------
SPAIN - 2.4%
   Grifols SA                                             198,689      4,549,305
                                                                    ------------
SWEDEN - 3.3%
   Lindab International AB                                131,500      3,577,651
   Meda AB Cl. A##                                         80,400      1,292,555
   Rezidor Hotel Group AB##                               176,000      1,273,263
                                                                    ------------
                                                                       6,143,469
                                                                    ------------
SWITZERLAND - 0.6%
   Forbo Holding AG*                                        2,028      1,197,843
                                                                    ------------
UNITED ARAB EMIRATES - 1.7%
   Lamprell PLC                                           375,903      3,216,553
                                                                    ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                        NUMBER OF
                                                           SHARES          VALUE
--------------------------------------------------------------------------------
UNITED KINGDOM - 9.9%
   Aberdeen Asset Management PLC                          756,917   $  2,822,052
   ARM Holdings PLC                                       301,767        946,800
   Babcock International Group                            284,710      2,958,275
   Charter PLC*                                           109,601      2,641,587
   Henderson Group PLC                                    577,681      2,009,622
   IG Group Holdings PLC                                  373,040      2,878,549
   RPS Group PLC                                          358,543      2,474,493
   Southern Cross Healthcare, Ltd.                        177,356      1,842,815
                                                                    ------------
                                                                      18,574,193
--------------------------------------------------------------------------------
Total Common Stock (Cost: $123,687,082)                              181,919,589
--------------------------------------------------------------------------------
PREFERRED STOCK - 2.0%
BRAZIL - 2.0%
   Banco do Estado do
      Rio Grande do Sul Cl. B*                            253,800      1,682,804
   Duratex SA                                              71,500      2,125,571
                                                                    ------------
                                                                       3,808,375
--------------------------------------------------------------------------------
Total Preferred Stock (Cost: $3,420,233)                               3,808,375
--------------------------------------------------------------------------------

                                                        PRINCIPAL
                                                           AMOUNT
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 20.3%
MONEY MARKET FUNDS - 19.0%
   Boston Global Investment Trust -
      Enhanced Portfolio, 5.408%**                    $35,653,305    35,653,305
                                                                   ------------
TIME DEPOSITS - 1.3%
   Wells Fargo Bank
      4.370%, 10/01/07                                  2,298,804     2,298,804
-------------------------------------------------------------------------------
Total Short Term Investments (Cost: $37,952,109)                     37,952,109
-------------------------------------------------------------------------------
Total Investments - 119.3% (Cost: $165,059,424)                     223,680,073
-------------------------------------------------------------------------------
Liabilities in Excess of Other Assets - (19.3%)                     (36,118,754)
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                $187,561,319
-------------------------------------------------------------------------------

*    NON-INCOME PRODUCING SECURITIES.

** ALL OF THE SECURITY IS PURCHASED WITH CASH COLLATERAL PROCEEDS FROM SECURITIES LOANS.

## ALL OR A PORTION OF THE FUND'S HOLDINGS IN THIS SECURITY WAS ON LOAN AS OF 09/30/07.

SCHEDULE OF INVESTMENTS BY SECTOR
as of September 30, 2007 (Unaudited)

                                                                    PERCENT OF
SECTOR                                                              NET ASSETS
--------------------------------------------------------------------------------
Industrial                                                                28.9%
Consumer, Cyclical                                                        15.4
Consumer, Non-cyclical                                                    13.9
Financial                                                                 13.0
Basic Materials                                                           11.0
Energy                                                                     6.3
Technology                                                                 4.8
Communications                                                             4.4
Diversified                                                                1.3
Short Term Investments                                                    20.3
--------------------------------------------------------------------------------
Total Investments                                                        119.3
Liabilities in excess of other assets                                    (19.3)
--------------------------------------------------------------------------------
Net Assets                                                               100.0%
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

EMERGING MARKETS FUND

MANAGEMENT TEAM: KUNAL GHOSH, Portfolio Manager; STEVEN TAEL, PH.D., CFA, Portfolio Manager; SHERRY ZHANG, Analyst

CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

GOAL: The Emerging Markets Fund seeks to maximize long-term capital appreciation primarily through investments in countries with emerging securities markets. These markets have yet to reach a level of maturity associated with the developed foreign stock markets and are, in the opinion of the Investment Adviser, less sophisticated than more developed markets in terms of participation, analyst coverage, liquidity and regulation.

MARKET OVERVIEW: Prices of emerging market equities soared between April 1 and September 30, 2007, driven by generally robust country and company fundamentals and a favorable global economic backdrop. Stocks in most markets posted impressive gains in local currency terms, and overall performance was even better in U.S. dollars due to a decline in the value of the dollar. Some of the best-performing countries were:

     - China, where the economy grew at its fastest pace in twelve years, despite government efforts to curb growth

     - Brazil, which benefited from rising domestic consumption, monetary easing and high prices for its mineral and agricultural exports

     - South Korea, where explosive growth in China has positively impacted South Korea's shipbuilding and construction industries

While the MSCI Emerging Markets Index fell sharply over the summer amid the U.S. mortgage-induced liquidity crunch, it rallied to an all-time high in late September. The quick rebound underscored the financial stability of many of these countries and their reduced dependence on external sources of capital.

PERFORMANCE: The Fund's Class I shares rose 31.98% during the six months ended September 30, 2007, and the MSCI Emerging Markets Index gained 31.76%.

PORTFOLIO SPECIFICS: The Fund kept pace in the rapidly rising market, performing in line with the benchmark. Major areas of relative strength included stock selection in South Korea and the information technology and energy sectors. Three of the best-performing holdings were South Korea-based STX Pan Ocean, a global shipping company that benefited from a strong freight environment; Tencent Holdings, a provider of instant messaging services in China that reported robust growth, and Petroleo Brasileiro, Brazil's national oil company that announced promising results from exploration tests done at one of its fields. An overweight in industrials was also a plus, as industrials was the best-performing sector in the benchmark amid a positive outlook for infrastructure spending globally.

Key areas of relative weakness included stock selection in China and the financials sector. For example, below-index exposure to two Chinese insurance companies that registered significant gains was unfavorable.

Holdings were broadly diversified at September 30, consistent with our risk-controlled approach to portfolio construction. The Fund's largest overweights versus the index were in South Korea (+4.8%) and the materials sector (+6.1%). The largest underweights were in China (-4.9%) and telecommunication services (-4.7%).

MARKET OUTLOOK: Our process evaluates investment opportunities on a relative basis and is required to remain fully invested. As such, the process neither utilizes nor results in a forecast or outlook on the overall market, but expects to perform equally well versus the MSCI Emerging Markets Index in both up and down markets.

Through consistent application of our systematic, model-driven process, we believe that the Fund will add value above the benchmark over time.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN EMERGING MARKETS FUND CLASS I AND II SHARES WITH THE MSCI EM INDEX.

[CHART]

                  EMERGING MARKETS FUND
                     CLASS I SHARES              MSCI EM INDEX
8/18/2006               $250,000                    $250,000
8/31/2006               $252,250                    $248,850
9/30/2006               $250,989                    $250,940
10/31/2006              $266,249                    $262,860
11/30/2006              $283,236                    $282,443
12/31/2006              $298,219                    $295,181
1/31/2007               $301,738                    $292,111
2/28/2007               $304,755                    $290,417
3/31/2007               $321,608                    $302,092
4/30/2007               $341,226                    $316,109
5/31/2007               $367,637                    $331,851
6/30/2007               $383,225                    $347,548
7/31/2007               $399,818                    $366,072
8/31/2007               $378,948                    $358,421
9/30/2007               $424,460                    $398,027

Annualized Total Returns As of 9/30/07

                                                       1 YEAR    SINCE INCEPTION
--------------------------------------------------------------------------------
Emerging Markets Fund Class I                          69.12%        60.58%
--------------------------------------------------------------------------------
MSCI EM Index                                          58.63%        51.60%
--------------------------------------------------------------------------------

[CHART]




                      Emerging Markets
                    Fund Class II shares    MSCI EM Index
 8/18/2006                $250,000            $250,000
 8/31/2006                $252,250            $248,850
 9/30/2006                $250,989            $250,940
10/31/2006                $266,249            $262,860
11/30/2006                $283,236            $282,443
12/31/2006                $298,219            $295,181
 1/31/2007                $301,738            $292,111
 2/28/2007                $304,755            $290,417
 3/31/2007                $321,608            $302,092
 4/30/2007                $340,969            $316,109
 5/31/2007                $367,633            $331,851
 6/30/2007                $382,963            $347,548
 7/31/2007                $399,545            $366,072
 8/31/2007                $378,689            $358,421
 9/30/2007                $424,435            $398,027

Annualized Total Returns As of 9/30/07

                                                       1 YEAR    SINCE INCEPTION
--------------------------------------------------------------------------------
Emerging Markets Fund Class II                         69.10%        60.57%
--------------------------------------------------------------------------------
MSCI EM Index                                          58.63%        51.60%
--------------------------------------------------------------------------------

THE GRAPHS ABOVE SHOW THE VALUE OF A HYPOTHETICAL $250,000 INVESTMENT IN THE FUND'S CLASS I AND II SHARES COMPARED WITH THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS INDEX ("MSCI EM") OVER THE PERIODS INDICATED. AVERAGE ANNUAL TOTAL RETURN FIGURES INCLUDE CHANGES IN PRINCIPAL VALUE, REINVESTED DIVIDENDS, AND CAPITAL GAIN DISTRIBUTIONS. THE TOTAL RETURNS SHOWN ABOVE DO NOT SHOW THE EFFECTS OF INCOME TAXES ON AN INDIVIDUAL'S INVESTMENT.. IN MOST CASES, TAXES MAY REDUCE YOUR ACTUAL INVESTMENT RETURNS ON INCOME OR GAINS PAID BY THE FUND OR ANY GAINS YOU MAY REALIZE IF YOU SELL YOUR SHARES. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS.

THE MSCI EM INDEX IS A MARKET CAPITALIZATION WEIGHTED INDEX COMPOSED OF OVER 800 COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EMERGING COUNTRIES IN EUROPE, LATIN AMERICA, AFRICA, MIDDLE EAST AND ASIA. THE MSCI EM INDEX EXCLUDES CLOSED MARKETS AND THOSE SHARES IN OTHERWISE FREE MARKETS THAT ARE NOT PURCHASABLE BY FOREIGNERS. THE MSCI EM INDEX IS AN UNMANAGED INDEX CONSISTING OF THAT 50% OF THE MSCI EM WITH THE HIGHEST PRICE/BOOK VALUE (P/BV) RATIO. INDEX WEIGHTINGS REPRESENT THE RELATIVE CAPITALIZATIONS OF THE MAJOR OVERSEAS MARKETS INCLUDED IN THE INDEX ON A U.S. DOLLAR ADJUSTED BASIS.

THE UNMANAGED INDEX DIFFERS FROM THE FUND IN COMPOSITION, DOES NOT PAY MANAGEMENT FEES OR EXPENSES AND INCLUDES REINVESTED DIVIDENDS. ONE CANNOT INVEST DIRECTLY IN AN INDEX. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCY VOLATILITY AND THE SOCIAL, ECONOMIC AND POLITICAL CLIMATES OF COUNTRIES WHERE THE FUND INVESTS.YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2007

                                                         NUMBER OF
                                                            SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK - 91.5%
BRAZIL - 9.7%
   All America Latina Logistica SA                          27,800   $   394,337
   Banco Itau Holding Financeira SA - ADR                      900        45,558
   Braskem SA*                                               3,700        34,728
   Cia de Saneamento Basico do Estado de Sao
      Paulo - ADR*                                           2,400       118,560
   Cia Vale do Rio Doce - ADR                               13,700       464,841
   Cyrela Commercial Properties SA Empreendimentos
      e Participacoes*                                      11,400        14,436
   Eletropaulo Metropolitana Eletricidade de Sao
      Paulo SA                                           1,370,000        90,837
   Gerdau SA - ADR                                          12,520       328,274
   Localiza Rent A CAR                                      17,000       172,772
   Petroleo Brasileiro SA - ADR                             10,100       762,550
   Tele Norte Leste Participacoes SA - ADR                   4,500       101,070
   Telemig Celular Participacoes SA - ADR                    1,000        58,600
   Unibanco - Uniao de Bancos Brasileiros SA                56,900       751,142
                                                                     -----------
                                                                       3,337,705
                                                                     -----------
CZECH REPUBLIC - 0.8%
   Unipetrol - GDR*                                         17,100       270,911
                                                                     -----------
EGYPT - 0.3%
   Orascom Construction Industries                           1,071        89,807
                                                                     -----------
HONG KONG - 0.7%
   Tencent Holdings, Ltd.                                   35,800       231,335
                                                                     -----------
INDIA - 2.5%
   Reliance Industries, Ltd. - GDR 144A#,*                   5,273       603,758
   Satyam Computer Services, Ltd. - ADR                      9,900       256,311
                                                                     -----------
                                                                         860,069
                                                                     -----------
INDONESIA - 0.3%
   Bakrie and Brothers Tbk PT*                           3,694,000       121,181
                                                                     -----------
MALAYSIA - 2.8%
   Bumiputra-Commerce Holdings Berhad                      149,600       469,764
   IOI Corp. Berhad*                                       170,805       303,263
   Malayan Banking Berhad                                   20,600        66,500
   UEM World Berhad                                        105,300       126,082
                                                                     -----------
                                                                         965,609
                                                                     -----------
MEXICO - 3.9%
   America Movil SA de CV - ADR                              9,000       576,000
   Cemex SAB de CV - ADR*                                    3,322        99,394
   Grupo Mexico SAB de CV Cl. B                             91,300       655,444
                                                                     -----------
                                                                       1,330,838
                                                                     -----------
PHILIPPINES - 1.7%
   Bank of the Philippine Islands                          161,300       238,101
   Filinvest Land, Inc.*                                 3,990,600       154,132
   Megaworld Corp.                                       2,344,800       179,568
                                                                     -----------
                                                                         571,801
                                                                     -----------
POLAND - 3.1%
   Getin Holding SA*                                        15,527        78,210
   Globe Trade Centre SA*                                   14,356       257,074
   KGHM Polska Miedz SA                                     11,481       534,987
   Polski Koncern Naftowy Orlen                              9,768       204,548
                                                                     -----------
                                                                       1,074,819
                                                                     -----------
REPUBLIC OF CHINA - 11.4%
   China Communications Construction Co., Ltd.             168,900       401,778
   China Construction Bank Corp.                           243,000       222,398
   China Everbright, Ltd.*                                 156,000       556,236
   China Life Insurance Co., Ltd.                           31,000       177,972
   China Petroleum & Chemical Corp.                        522,000       649,758
   China Shenhua Energy Co., Ltd.                          105,500       635,554
   China Telecom Corp., Ltd.                               484,000       365,088
   FibreChem Technologies, Ltd.                             82,100        86,831
   Guangzhou R&F Properties Co., Ltd.                       37,200       175,737
   Industrial & Commercial Bank of China                   294,300       205,705
   Tianjin Development Holdings                            269,400       384,924
   Weiqiao Textile Co.                                      34,000        63,898
                                                                     -----------
                                                                       3,925,879
                                                                     -----------
RUSSIAN FEDERATION - 7.4%
   Evraz Group SA - GDR                                     14,987       948,677
   Gazprom OAO - ADR                                        15,122       666,880
   Mechel - ADR                                              2,800       142,800
   MMC Norilsk Nickel - ADR                                    668       181,028
   Sberbank                                                 39,995       166,779
   Unified Energy System - GDR*                              3,767       455,807
                                                                     -----------
                                                                       2,561,971
                                                                     -----------
SINGAPORE - 1.7%
   Jiutian Chemical Group, Ltd.                            197,000        86,261
   Straits Asia Resources, Ltd.##                          270,100       282,027
   Yanlord Land Group, Ltd.##                               94,800       236,289
                                                                     -----------
                                                                         604,577
                                                                     -----------
SOUTH AFRICA - 8.0%
   Grindrod, Ltd.                                           85,719
  320,417
   Impala Platinum Holdings, Ltd.                           11,523       400,989
   Naspers, Ltd. Cl. N                                       7,612       210,830
   Nedbank Group, Ltd.                                       3,564        64,601
   Remgro, Ltd.                                             19,985       507,105
   RMB Holdings, Ltd.                                       32,168       155,645
   Sanlam, Ltd.                                             78,813       254,492
   Sasol, Ltd.                                               3,537       151,804
   Standard Bank Group, Ltd.                                29,559       426,279
   Telkom SA, Ltd.                                          10,118       254,536
                                                                     -----------
                                                                       2,746,698
                                                                     -----------
SOUTH KOREA - 20.3%
   Daelim Industrial Co.*                                    1,534       284,121
   GS Holdings Corp.*                                        1,080        61,485
   Honam Petrochemical Corp.*                                  699       115,335
   Hyundai Motor Co.*                                        3,723       300,639
   Industrial Bank Of Korea*                                17,380       375,081
   KIWOOM Securities Co, Ltd.*                                 255        19,059
   Korea Investment Holdings Co., Ltd.*                      6,300       414,424
   Korea Zinc Co., Ltd.*                                     1,396       263,900
   LG Chem, Ltd.*                                           10,150     1,064,743
   LG Corp.*                                                 8,590       591,346
   LG Electronics, Inc.*                                    13,400     1,251,926
   Samsung Electronics Co., Ltd.                               700       439,819
   Samsung Heavy Industries Co., Ltd.*                       7,000       372,125
   Shinhan Financial Group Co., Ltd.*                        4,732       309,210
   STX Pan Ocean Co., Ltd.*,##                             511,800     1,151,546
                                                                     -----------
                                                                       7,014,759
                                                                     -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                         NUMBER OF
                                                            SHARES         VALUE
--------------------------------------------------------------------------------
TAIWAN - 11.8%
   Advanced Semiconductor Engineering, Inc                  178,002      195,265
   Advanced Semiconductor Engineering, Inc. - ADR             6,950       37,669
   Asustek Computer, Inc.                                    82,834      252,043
   Asustek Computer, Inc. - GDR                               4,695       14,085
   AU Optronics Corp.                                       585,000    1,009,208
   Catcher Technology Co., Ltd.                               4,730       34,422
   Cathay Financial Holding Co., Ltd.                        78,400      185,460
   Chi Mei Optoelectronics Corp.                            460,000      534,212
   China Steel Corp.                                        413,000      602,384
   Chunghwa Picture Tubes, Ltd.*                            227,000       64,688
   Chunghwa Telecom Co., Ltd. - ADR                          10,100      186,648
   Coretronic Corp.                                          63,000       96,908
   Far Eastern Department Stores Co., Ltd.                   41,000       46,735
   Far Eastern Textile Co., Ltd.                            159,785      214,695
   HannStar Display Corp.*                                  399,000      114,926
   Siliconware Precision Industries Co.                     161,279      363,230
   Siliconware Precision Industries Co. - ADR                     1           10
   U-Ming Marine Transport Corp.                             21,000       68,852
   Walsin Lihwa Corp.                                       115,000       57,086
                                                                     -----------
                                                                       4,078,526
                                                                     -----------
THAILAND - 4.4%
   PTT PCL - NVDR                                           110,300    1,081,278
   Rayong Refinery PCL*                                     609,700      453,606
                                                                     -----------
                                                                       1,534,884
                                                                     -----------
UNITED STATES - 0.7%
   NII Holdings, Inc.*                                        3,050      250,557
--------------------------------------------------------------------------------
Total Common Stock (Cost: $25,341,324)                                31,571,926
--------------------------------------------------------------------------------
EQUITY-LINKED SECURITIES - 3.0%
INDIA - 3.0%
   Merrill Lynch India Bulls Financial - 9/24/09             10,913      163,531
   Merrill Lynch Tata Steel, Ltd. - 10/18/11                 15,146      323,216
   Merrill Lynch JSW Steel, Ltd. - 6/21/12                    3,435       73,365
   Merrill Lynch Oil & Natural Gas Corp., Ltd.
      - 3/09/09                                               3,766       90,531
   Merrill Lynch Reliance Communications, Ltd.
      - 1/25/11*                                             26,333      387,016
                                                                     -----------
                                                                       1,037,659
--------------------------------------------------------------------------------
Total Equity-Linked Securities (Cost: $788,366)                        1,037,659
--------------------------------------------------------------------------------
PREFERRED STOCK - 2.7%
BRAZIL - 2.7%
   Metalurgica Gerdau SA                                    10,100       340,326
   Usinas Siderurgicas de Minas Gerais SA                    8,600       598,261
                                                                     -----------
                                                                         938,587
--------------------------------------------------------------------------------
Total Preferred Stock (Cost: $775,332)                                   938,587
--------------------------------------------------------------------------------
                                                        PRINCIPAL
                                                           AMOUNT         VALUE
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 6.7%
MONEY MARKET FUNDS - 4.5%
Boston Global Investment Trust - Enhanced
   Portfolio, 5.408%**                                 $1,567,650   $ 1,567,650
                                                                    -----------
TIME DEPOSITS - 2.2%
Bank of America London 4.370%, 10/01/07                   764,769       764,769
-------------------------------------------------------------------------------
Total Short Term Investments (Cost: $2,332,419)                       2,332,419
-------------------------------------------------------------------------------
Total Investments - 103.9% (Cost: $29,237,441)                       35,880,591
-------------------------------------------------------------------------------
Liabilities In Excess Of Other Assets - (3.9%)                       (1,359,872)
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $34,520,719
-------------------------------------------------------------------------------

*    NON-INCOME PRODUCING SECURITIES.

** ALL OF THE SECURITY IS PURCHASED WITH CASH COLLATERAL PROCEEDS FROM SECURITIES LOANS.

# - 144A SECURITY. CERTAIN CONDITIONS FOR PUBLIC SALE MAY EXSIST. THE TOTAL MARKET VALUE OF 144A SECURITIES OWNED AT SEPTEMBER 30, 2007 WAS $603,758 OR 1.75% OF NET ASSETS

## ALL OR A PORTION OF THE FUND'S HOLDINGS IN THIS SECURITY WAS ON LOAN AS OF 09/30/07.

ADR - AMERICAN DEPOSITORY RECEIPT
GDR - GLOBAL DEPOSITORY RECEIPT
NVDR - NON VOTING DEPOSITORY RECEIPT

SCHEDULE OF INVESTMENTS BY SECTOR
AS OF SEPTEMBER 30, 2007 (Unaudited)

                                                                      PERCENT OF
SECTOR                                                                NET ASSETS
--------------------------------------------------------------------------------
Industrial                                                                 20.5%
Basic Materials                                                            20.1
Financial                                                                  18.4
Energy                                                                     17.0
Communications                                                              7.6
Diversified                                                                 4.8
Technology                                                                  3.7
Utilities                                                                   1.9
Consumer, Cyclical                                                          1.8
Consumer, Non-cyclical                                                      1.4
Short Term Investments                                                      6.7
--------------------------------------------------------------------------------
Total Investments                                                         103.9
Liabilities in excess of other assets                                      (3.9)
--------------------------------------------------------------------------------
Net Assets                                                                100.0%
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

INTERNATIONAL SYSTEMATIC FUND

MANAGEMENT TEAM: HORACIO A. VALEIRAS, CFA, Portfolio Manager and Chief Investment Officer; KUNAL GHOSH, Portfolio Manager; STEVEN TAEL, PH.D., CFA, Portfolio Manager; SHERRY ZHANG, Analyst

GOAL: The International Systematic Fund seeks to maximize long-term capital appreciation through investments primarily in companies located in the developed countries represented in the MSCI EAFE Index. The Investment Adviser identifies investment opportunities using a quantitative model that integrates stock, sector, country and currency selection decisions.

MARKET OVERVIEW: Equities in developed non-U.S. countries climbed higher during the six months ended September 30, 2007. A decline in the U.S. dollar versus a basket of currencies substantially boosted returns for U.S.-based investors.

The market was volatile, with gains at the beginning and end of the period offsetting losses accrued over the summer. The MSCI EAFE Index posted solid increases in April and May, lifted by robust merger activity and favorable economic trends in Europe, including rising business and consumer confidence in Germany. However, stock prices subsequently retreated on a number of concerns, most notably signs that losses in the U.S. mortgage market were affecting hedge funds and banks worldwide. Amid uncertainty about the extent and magnitude of the losses, global liquidity dried up. U.S., European, Australian and Japanese central banks pumped an unusually large amount of funds into the banking system to address the liquidity shortage. The Federal Reserve went a step further in September by lowering the key fed funds rate, which prompted a global stock market rally. The MSCI EAFE Index finished the period with its biggest monthly gain in twenty months.

Stocks in nearly every country within the Index advanced, with Australia and Germany producing some of the highest returns. Japan was one of the weakest markets, as economic indicators suggested that the five-year-old recovery had stalled.

PERFORMANCE: The Fund's Class I shares advanced 6.93% between April 1 and September 30, 2007, and the MSCI EAFE Index rose 9.05%.

PORTFOLIO SPECIFICS: The Fund delivered a strong increase during the six-month period, with stocks in most countries and sectors posting gains. On a relative basis, stock selection in the United Kingdom and the financials sector had the largest negative impact on performance versus the index. The portfolio's worst-performing holdings included several U.K. banks whose shares fell sharply in response to the global liquidity crunch. Unlike other major central banks, the Bank of England did not take emergency steps in August to provide extra liquidity. By the end of the period; however, the U.K. credit markets had improved.

On the plus side, stock selection in Japan, France and the industrials sector had a material positive effect on relative results. Top-performing holdings included Marubeni, a Japanese trading company that had strong earnings growth in its metals and energy segments, and French auto maker Renault, which saw a pickup in sales, especially outside of Europe.

The Fund remained well diversified across countries and sectors throughout the period. Based on our model's bottom-up stock selection recommendations, at September 30, the Fund's largest overweights versus the MSCI EAFE Index were in Sweden (+5.4%) and the consumer discretionary sector (+7.1%). The largest underweights were in the United Kingdom (-5.0%) and financials (-8.0%).

MARKET OUTLOOK: The Fund's investment process evaluates opportunities on a relative basis and is required to remain fully invested. The Fund's investment process neither utilizes, nor results in, a forecast or outlook on the overall market. Rather, the Fund expects to outperform the MSCI EAFE Index in both up and down markets.

By applying our disciplined, bottom-up approach in all investment environments, we believe the Fund will generate consistently strong returns over time.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN INTERNATIONAL SYSTEMATIC FUND CLASS I, II AND III SHARES WITH THE MSCI EAFE INDEX.

[CHART]

                INTERNATIONAL SYSTEMATIC
                   FUND CLASS I SHARES              MSCI EAFE INDEX
7/6/2005               $250,000                        $250,000
7/31/2005              $262,750                        $258,350
8/31/2005              $272,498                        $264,964
9/30/2005              $290,755                        $276,808
10/31/2005             $280,492                        $268,753
11/30/2005             $289,748                        $275,391
12/31/2005             $305,713                        $288,224
1/31/2006              $332,341                        $305,950
2/28/2006              $333,371                        $305,338
3/31/2006              $347,306                        $315,536
4/30/2006              $369,360                        $330,840
5/31/2006              $355,176                        $318,400
6/30/2006              $351,873                        $318,527
7/31/2006              $355,181                        $321,713
8/31/2006              $363,812                        $330,656
9/30/2006              $362,538                        $331,218
10/31/2006             $378,780                        $344,136
11/30/2006             $387,416                        $354,529
12/31/2006             $401,596                        $365,696
1/31/2007              $403,403                        $368,183
2/28/2007              $404,936                        $371,202
3/31/2007              $413,197                        $380,854
4/30/2007              $433,071                        $398,106
5/31/2007              $441,083                        $405,630
6/30/2007              $440,069                        $406,239
7/31/2007              $442,401                        $400,308
8/31/2007              $423,555                        $394,143
9/30/2007              $442,149                        $415,309

Annualized Total Returns As of 9/30/07

                                                                         SINCE
                                                              1 YEAR   INCEPTION
--------------------------------------------------------------------------------
International Systematic Fund
Class I                                                       21.95%     29..04%
--------------------------------------------------------------------------------
MSCI EAFE Index                                               25.38%     25..48%
--------------------------------------------------------------------------------

[CHART]

                      INTERNATIONAL SYSTEMATIC
                        FUND CLASS II SHARES             MSCI EAFE INDEX
7/6/2005                     $250,000                       $250,000
7/31/2005                    $262,750                       $258,350
8/31/2005                    $272,498                       $264,964
9/30/2005                    $290,755                       $276,808
10/31/2005                   $280,492                       $268,753
11/30/2005                   $289,748                       $275,391
12/31/2005                   $305,713                       $288,224
1/31/2006                    $332,341                       $305,950
2/28/2006                    $333,371                       $305,338
3/31/2006                    $347,306                       $315,536
4/30/2006                    $369,360                       $330,840
5/31/2006                    $355,176                       $318,400
6/30/2006                    $351,873                       $318,527
7/31/2006                    $355,181                       $321,713
8/31/2006                    $363,812                       $330,656
9/30/2006                    $362,538                       $331,218
10/31/2006                   $378,780                       $344,136
11/30/2006                   $387,416                       $354,529
12/31/2006                   $401,596                       $365,696
1/31/2007                    $403,644                       $368,183
2/28/2007                    $404,936                       $371,202
3/31/2007                    $412,953                       $380,854
4/30/2007                    $432,816                       $398,106
5/31/2007                    $440,823                       $405,630
6/30/2007                    $440,030                       $406,239
7/31/2007                    $442,362                       $400,308
8/31/2007                    $423,517                       $394,143
9/30/2007                    $442,110                       $415,309

Annualized Total Returns As of 9/30/07

                                                                         SINCE
                                                              1 YEAR   INCEPTION
--------------------------------------------------------------------------------
International Systematic Fund
Class II                                                      21.95%     29..07%
--------------------------------------------------------------------------------
MSCI EAFE Index                                               25.38%     25..48%
--------------------------------------------------------------------------------

[CHART]

                International
                Systematic Fund      MSCI EAFE
               Class III Shares        Index
  7/6/2005         $250,000          $250,000
 7/31/2005         $262,750          $258,350
 8/31/2005         $272,498          $264,964
 9/30/2005         $290,755          $276,808
10/31/2005         $280,492          $268,753
11/30/2005         $289,748          $275,391
12/31/2005         $305,713          $288,224
 1/31/2006         $332,341          $305,950
 2/28/2006         $333,371          $305,338
 3/31/2006         $347,306          $315,536
 4/30/2006         $369,360          $330,840
 5/31/2006         $355,176          $318,400
 6/30/2006         $351,873          $318,527
 7/31/2006         $355,181          $321,713
 8/31/2006         $363,812          $330,656
 9/30/2006         $362,538          $331,218
10/31/2006         $378,780          $344,136
11/30/2006         $387,416          $354,529
12/31/2006         $401,596          $365,696
 1/31/2007         $403,644          $368,183
 2/28/2007         $405,178          $371,202
 3/31/2007         $413,160          $380,854
 4/30/2007         $433,033          $398,106
 5/31/2007         $441,304          $405,630
 6/30/2007         $440,289          $406,239
 7/31/2007         $442,622          $400,308
 8/31/2007         $424,032          $394,143
 9/30/2007         $442,605          $415,309

Annualized Total Returns As of 9/30/07

                                                                         SINCE
                                                              1 YEAR   INCEPTION
--------------------------------------------------------------------------------
International Systematic Fund
Class III                                                     22.08%     29..14%
--------------------------------------------------------------------------------
MSCI EAFE Index                                               25.38%     25..48%
--------------------------------------------------------------------------------

THE GRAPHS ABOVE SHOW THE VALUE OF A HYPOTHETICAL $250,000 INVESTMENT IN THE FUND'S CLASS I , II AND III SHARES WITH THE MSCI EAFE INDEX FOR THE PERIODS INDICATED. AVERAGE ANNUAL TOTAL RETURN FIGURES INCLUDE CHANGES IN PRINCIPAL VALUE, REINVESTED DIVIDENDS, AND CAPITAL GAIN DISTRIBUTIONS. THE CLASS I SHARES COMMENCED OPERATIONS ON JULY 6, 2005 AND CLASS II AND II SHARES ON DECEMBER 22, 2006. THE HISTORICAL PERFORMANCE OF CLASS II AND III SHARES INCLUDES THE PERFORMANCE OF CLASS I SHARES FOR THE PERIODS PRIOR TO THE INCEPTION OF CLASS II AND III SHARES. THE TOTAL RETURNS SHOWN ABOVE DO NOT SHOW THE EFFECTS OF INCOME TAXES ON AN INDIVIDUALS' INVESTMENT. IN MOST CASES, TAXES MAY REDUCE YOUR ACTUAL INVESTMENT RETURNS ON INCOME OR GAINS PAID BY THE FUND OR ANY GAINS YOU MAY REALIZE IF YOU SELL YOUR SHARES. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS.

THE MSCI EAFE INDEX IS AN UNMANAGED INDEX COMPRISED OF OVER 900 COMPANIES AND IS A GENERALLY ACCEPTED BENCHMARK FOR MAJOR OVERSEAS MARKETS. INDEX WEIGHTINGS REPRESENT THE RELATIVE CAPITALIZATIONS OF THE MAJOR OVERSEAS MARKETS INCLUDED IN THE INDEX ON A U.S. DOLLAR ADJUSTED BASIS. THE UNMANAGED INDEX DIFFERS FROM THE FUND IN COMPOSITION, DOES NOT PAY MANAGEMENT FEES OR EXPENSES AND INCLUDES REINVESTMENT DIVIDENDS. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCY VOLATILITY AND THE SOCIAL, ECONOMIC AND POLITICAL CLIMATES OF COUNTRIES WHERE THE FUND INVESTS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2007

                                                        NUMBER OF
                                                           SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK - 84.4%
AUSTRALIA - 4.3%
   Australia & New Zealand Banking Group, Ltd.             13,952   $    366,701
   BHP Billiton, Ltd.                                      15,092        594,995
   Challenger Financial Services Group, Ltd.               57,374        314,793
   Commonwealth Bank of Australia                          34,815      1,737,350
   David Jones, Ltd.##                                     69,634        314,275
   OneSteel, Ltd.                                         104,202        636,274
   Qantas Airways, Ltd.                                   271,237      1,339,374
                                                                    ------------
                                                                       5,303,762
                                                                    ------------
AUSTRIA - 1.2%
   RHI AG*                                                 17,344        796,211
   Voestalpine AG                                           4,118        354,899
   Wienerberger AG                                          5,382        335,705
   Wienerberger AG Rights                                   4,612              7
                                                                    ------------
                                                                       1,486,822
                                                                    ------------
BELGIUM - 0.4%
   Tessenderlo Chemie NV                                    9,555        552,242
                                                                    ------------
DENMARK - 0.3%
   FLSmidth & Co. AS Cl. B                                  3,550        376,582
                                                                    ------------
FINLAND - 0.9%
   Kesko OYJ Cl. B*                                         8,861        587,112
   Nokia OYJ                                               13,074        495,694
                                                                    ------------
                                                                       1,082,806
                                                                    ------------
FRANCE - 8.5%
   Air France-KLM##                                         7,743        283,772
   ArcelorMittal                                            5,490        432,151
   BNP Paribas                                              6,139        669,985
   Business Objects SA*                                     8,707        387,577
   Credit Agricole SA                                      22,399        861,671
   France Telecom SA                                       83,979      2,805,428
   Peugeot SA                                              17,555      1,445,023
   Renault SA                                              12,344      1,783,941
   SEB SA                                                   1,211        224,750
   Total SA                                                19,061      1,545,675
                                                                    ------------
                                                                      10,439,973
                                                                    ------------
GERMANY - 10.9%
   Adidas AG                                               11,767        769,784
   BASF AG                                                 13,711      1,891,413
   DaimlerChrysler AG                                      30,602      3,074,298
   Deutsche Lufthansa AG                                   42,077      1,206,969
   E.ON AG                                                 16,074      2,963,981
   RWE AG                                                   1,024        128,444
   Salzgitter AG                                            2,753        539,277
   ThyssenKrupp AG*                                        25,463      1,617,237
   Volkswagen AG                                            5,413      1,220,149
                                                                    ------------
                                                                      13,411,552
                                                                    ------------
GREECE - 0.4%
   National Bank of Greece SA                               6,904        438,888
                                                                    ------------
HONG KONG - 2.4%
   Cathay Pacific Airways, Ltd.                           351,000        960,109
   Hang Lung Group, Ltd.                                   73,000        417,685
   Hong Kong Exchanges and Clearing, Ltd.                  14,500        444,221
   Kingboard Chemical Holdings, Ltd.                       55,000        349,739
   New World Development, Ltd.                            210,000        583,885
   Orient Overseas International, Ltd.                     19,000        180,984
                                                                    ------------
                                                                       2,936,623
                                                                    ------------
IRELAND - 0.9%
   Anglo Irish Bank Corp. PLC                              37,640        695,886
   Irish Life & Permanent PLC                              17,673        391,582
                                                                    ------------
                                                                       1,087,468
                                                                    ------------
ITALY - 2.0%
   Enel SpA                                                96,647      1,091,325
   ENI SpA                                                 23,799        879,651
   Indesit Co. SpA                                         26,198        450,443
                                                                    ------------
                                                                       2,421,419
                                                                    ------------
JAPAN - 17.7%
   Aoyama Trading Co., Ltd.                                 5,400        137,095
   Canon, Inc.                                              5,600        305,282
   Chugai Pharmaceutical Co., Ltd.                         10,700        176,480
   Daiichi Sankyo Co., Ltd.                                 5,900        176,977
   Daito Trust Construction Co., Ltd.                       3,600        173,403
   East Japan Railway Co.                                      31        244,194
   Fast Retailing Co., Ltd.                                 3,200        184,463
   FUJIFILM Holdings Corp.                                  6,200        286,241
   Honda Motor Co., Ltd.                                   13,400        449,715
   Itochu Corp.                                            96,700      1,172,860
   Japan Tobacco, Inc.                                         29        159,101
   JFE Holdings, Inc.                                       7,800        552,032
   KDDI Corp.                                                  90        666,696
   Kyowa Hakko Kogyo Co., Ltd.                             23,000        236,569
   Marubeni Corp.                                         123,600      1,132,673
   Mitsubishi Estate Co., Ltd.                             12,000        343,260
   Mitsui & Co., Ltd.                                      47,400      1,149,815
   Mitsui OSK Lines, Ltd.                                  15,000        242,707
   Mitsumi Electric Co., Ltd.                               9,800        399,617
   Mizuho Financial Group, Inc.                                69        392,949
   Nikon Corp.                                              9,000        309,090
   Nintendo Co., Ltd.                                       2,300      1,195,844
   Nippon Chemi-Con Corp.                                  41,300        365,547
   Nippon Steel Corp.                                      77,000        553,658
   Nippon Telegraph & Telephone Corp.                          38        177,420
   Nippon Yusen KK                                        161,800      1,578,399
   Olympus Corp.                                           12,000        492,458
   ORIX Corp.*                                                880        200,461
   Shima Seiki Manufacturing, Ltd.                          8,300        445,977
   Sony Corp.*                                             23,700      1,147,755
   Star Micronics Co., Ltd.                                24,900        770,717
   Sumitomo Corp.                                          65,500      1,264,270
   Sumitomo Metal Industries, Ltd.                        179,400      1,045,064
   Sumitomo Mitsui Financial Group, Inc.                       53        412,424
   Taiyo Yuden Co., Ltd.                                   22,800        450,985
   Takeda Pharmaceutical Co., Ltd.                          6,700        470,686
   Tokai Rika Co., Ltd.                                    10,400        289,354
   Toshiba Corp.                                           23,000        214,572
   Toyota Motor Corp.*                                     29,300      1,727,201
                                                                    ------------
                                                                      21,694,011
                                                                    ------------
NETHERLANDS - 1.5%
   ABN AMRO Holding NV                                      2,637        138,570
   ING Groep NV                                            25,854      1,144,596
   Royal KPN NV                                            34,588        598,634
                                                                    ------------
                                                                       1,881,800
                                                                    ------------
NEW ZEALAND - 0.4%
   Fletcher Building, Ltd.                                 48,471        464,767
                                                                    ------------
NORWAY - 0.1%
   TGS Nopec Geophysical Co. ASA*                           5,950        121,255
                                                                    ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                        NUMBER OF
                                                           SHARES          VALUE
--------------------------------------------------------------------------------
REPUBLIC OF CHINA - 0.3%
   China Resources Power Holdings Co.                      68,000   $    210,513
   Lee & Man Paper Manufacturing, Ltd.                     48,200        208,469
                                                                    ------------
                                                                         418,982
                                                                    ------------
SINGAPORE - 1.7%
   Jardine Cycle & Carriage, Ltd.                          30,000        373,876
   Singapore Airlines, Ltd.*                               71,600        916,434
   Venture Corp., Ltd.                                     47,000        522,416
   Wing Tai Holdings, Ltd.*                               125,000        325,036
                                                                    ------------
                                                                       2,137,762
                                                                    ------------
SPAIN - 1.9%
   ACS Actividades de Construccion y Servicios SA          16,395        902,335
   Mapfre SA                                              198,459        894,696
   Sacyr Vallehermoso SA##                                  5,017        175,091
   Telefonica SA                                           15,018        419,255
                                                                    ------------
                                                                       2,391,377
                                                                    ------------
SWEDEN - 6.8%
   Alfa Laval AB                                           22,200      1,422,450
   Electrolux AB Cl. B                                      9,600        202,565
   Hennes & Mauritz AB Cl. B                               35,500      2,241,712
   Nordea Bank AB                                          33,900        588,490
   Sandvik AB                                              35,800        765,081
   SAS AB*                                                 19,100        341,016
   Skandinaviska Enskilda Banken AB*                       46,500      1,505,901
   Swedbank AB                                              7,500        249,844
   Trelleborg AB Cl. B##                                   28,400        667,300
   Volvo AB Cl. B                                          25,200        437,267
                                                                    ------------
                                                                       8,421,626
                                                                    ------------
SWITZERLAND - 6.8%
   Actelion, Ltd.*                                         10,451        577,033
   Credit Suisse Group*                                     4,932        326,351
   Nestle SA                                                7,457      3,338,479
   Swatch Group AG Cl. B                                    1,166        381,281
   Swiss Reinsurance                                       11,370      1,009,304
   Temenos Group AG*                                       19,470        453,333
   Zurich Financial Services AG                             7,406      2,214,129
                                                                    ------------
                                                                       8,299,910
                                                                    ------------
UNITED KINGDOM - 15.0%
   3i Group PLC*                                           31,747        644,858
   Aggreko PLC                                             24,142        284,293
   Anglo American PLC                                      11,409        764,499
   Barclays PLC                                            35,689        432,994
   BHP Billiton PLC                                        22,371        797,607
   BT Group PLC                                           358,126      2,239,958
   De La Rue PLC                                                1              8
   Galiform PLC*                                          128,594        288,190
   Game Group PLC                                          29,553        115,603
   Lloyds TSB Group PLC                                    32,480        358,989
   Marks & Spencer Group PLC                               47,753        598,817
   Michael Page International PLC                          25,084        210,808
   Next PLC                                                38,987      1,560,008
   Old Mutual PLC                                         450,689      1,471,893
   Rio Tinto PLC                                            1,747        150,485
   Royal Bank of Scotland Group PLC                        91,963        983,644
   Royal Dutch Shell PLC Cl. A                             28,806      1,183,735
   Royal Dutch Shell PLC Cl. B                             80,720      3,308,832
   Standard Life PLC                                       80,781        474,811
   Vodafone Group PLC                                     293,488      1,055,360
   WM Morrison Supermarkets PLC                           164,389        945,306
   Xstrata PLC                                              8,049        531,972
                                                                    ------------
                                                                      18,402,670
--------------------------------------------------------------------------------
Total Common Stock (Cost: $97,314,212)                               103,772,297
--------------------------------------------------------------------------------
                                                        PRINCIPAL
                                                           AMOUNT          VALUE
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 2.7%
MONEY MARKET FUNDS - 1.0%
   Boston Global Investment Trust - Enhanced
      Portfolio, 5.408%**                              $1,177,005   $  1,177,005
                                                                    ------------
TIME DEPOSITS - 1.7%
   Citibank Nassau
      4.370%, 10/01/07                                  2,126,527      2,126,527
--------------------------------------------------------------------------------
Total Short Term Investments (Cost: $3,303,532)                        3,303,532
--------------------------------------------------------------------------------
Total Investments - 87.1% (Cost: $100,617,744)                       107,075,829
--------------------------------------------------------------------------------
Other Assets in Excess of Liabilities - 12.9%                         15,812,543
--------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $122,888,372
--------------------------------------------------------------------------------

*    NON-INCOME PRODUCING SECURITIES.

** ALL OF THE SECURITY IS PURCHASED WITH CASH COLLATERAL PROCEEDS FROM SECURITIES LOANS.

## ALL OR A PORTION OF THE FUND'S HOLDINGS IN THIS SECURITY WAS ON LOAN AS OF 09/30/07.

SCHEDULE OF INVESTMENTS BY SECTOR
as of September 30, 2007 (Unaudited)

                                                                      PERCENT OF
SECTOR                                                                NET ASSETS
--------------------------------------------------------------------------------
Consumer, Cyclical                                                         24.4%
Financial                                                                  17.5
Industrial                                                                 10.4
Basic Materials                                                             9.4
Communications                                                              6.9
Energy                                                                      5.7
Consumer, Non-cyclical                                                      5.6
Utilities                                                                   3.6
Technology                                                                  0.9
Short Term Investments                                                      2.7
--------------------------------------------------------------------------------
Total Investments                                                          87.1
Other assets in excess of liabilities                                      12.9
--------------------------------------------------------------------------------
Net Assets                                                                100.0%
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

INTERNATIONAL ALL CAP GROWTH FUND

MANAGEMENT TEAM: HORACIO A. VALEIRAS, CFA, Portfolio Manager and Chief Investment Officer; PEDRO V. MARCAL, Portfolio Manager

GOAL: The International All Cap Growth Fund seeks to maximize long-term capital appreciation. In pursuing this goal, the Fund invests in a diversified portfolio of equity securities of companies primarily located in developed non-U.S. markets.

MARKET OVERVIEW: As measured by the MSCI EAFE Index, equities in developed non-U.S. markets delivered impressive gains from April 1 through September 30, 2007. The U.S. dollar weakened against a broad basket of currencies, resulting in a significant performance enhancement for U.S.-based investors. Key factors influencing stock prices included:

     - Healthy corporate profit growth, economic improvement in the euro zone and a brisk pace of mergers and buyouts during the first half of the period

     - Losses on securities backed by U.S mortgages, which sparked a global liquidity crisis and broad sell-off in the world's equity markets

     - Rising commodity prices, with the price of oil touching a record $83.90 a barrel and gold hitting $744.80 an ounce, its highest level in twenty-seven years

Concerns about inflation prompted the European Central Bank to raise interest rates 0.25% in June and the Bank of England to raise rates on two separate occasions for a total of 0.50%. Amid signs of deflation, the Bank of Japan held steady.

As measured by various MSCI indexes, international growth stocks outpaced their value counterpart by approximately 5%, and large caps bested small caps by more than 9%.

PERFORMANCE: During the six months ended September 30, 2007, the Fund's Class I shares gained 22.83%. This compared favorably to the 11.54% increase in the MSCI EAFE Growth Index, the Fund's primary benchmark, and the 9.05% advance in the MSCI EAFE Index.

PORTFOLIO SPECIFICS: The Fund's outperformance was driven by stock selection, which was positive in most countries and particularly strong in France and Norway. Top-performing holdings included France-based Alstom, a transport and energy infrastructure firm that benefited from robust demand from Europe and emerging markets, and Norway-based Renewable Energy, a solar company that announced plans for a significant expansion in its production capabilities. On the negative side, stock selection in Germany subtracted a modest amount from relative performance, as did an underweight in the country. Germany was one of the best-performing markets, supported by positive macroeconomic trends, including the lowest unemployment rate in more than a decade.

MARKET OUTLOOK: International stocks are facing several challenges, including global liquidity issues, record-high oil prices and large currency swings. That said, a number of positive factors may pave the way for additional price gains, including:

     - Expectations for healthy corporate profit growth throughout developed non-U.S. countries

     - Pro-growth developments in Europe, such as the election of French President Nicolas Sarkozy who campaigned on economic reforms

     - Attractive valuations in Europe relative to history and relative to the U.S. and emerging markets

In the changing environment, we are confident that our bottom-up investment process will continue to lead us to companies with outstanding growth potential for the Fund.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN INTERNATIONAL ALL CAP GROWTH FUND CLASS I SHARES WITH THE MSCI EAFE GROWTH INDEX AND MSCI EAFE INDEX.

[CHART]

              INTERNATIONAL ALL CAP GROWTH
                   FUND CLASS I SHARES              MSCI EAFE GROWTH INDEX          MSCI EAFE INDEX
6/30/1999               $250,000                        $250,000                        $250,000
7/31/1999               $258,000                        $254,800                        $257,350
8/31/1999               $263,753                        $256,354                        $258,431
9/30/1999               $269,002                        $260,456                        $261,067
10/31/1999              $292,997                        $274,286                        $270,648
11/30/1999              $382,244                        $294,282                        $279,958
12/31/1999              $469,510                        $326,976                        $304,931
1/31/2000               $484,769                        $308,437                        $285,354
2/29/2000               $630,006                        $325,555                        $292,973
3/31/2000               $535,253                        $332,001                        $304,721
4/30/2000               $451,486                        $310,222                        $288,906
5/31/2000               $419,250                        $291,329                        $282,348
6/30/2000               $446,753                        $301,730                        $293,585
7/31/2000               $427,274                        $282,811                        $281,196
8/31/2000               $445,006                        $285,922                        $283,755
9/30/2000               $420,264                        $267,051                        $269,965
10/31/2000              $385,004                        $254,607                        $263,431
11/30/2000              $343,500                        $242,793                        $253,447
12/31/2000              $349,855                        $247,260                        $262,343
1/31/2001               $336,841                        $246,568                        $262,212
2/28/2001               $307,098                        $221,566                        $242,573
3/31/2001               $275,129                        $206,344                        $226,514
4/30/2001               $286,657                        $220,603                        $242,393
5/31/2001               $282,930                        $211,801                        $234,030
6/30/2001               $271,783                        $201,550                        $224,552
7/31/2001               $256,155                        $196,672                        $220,488
8/31/2001               $247,241                        $187,724                        $214,953
9/30/2001               $215,644                        $170,002                        $193,222
10/31/2001              $225,304                        $176,769                        $198,168
11/30/2001              $242,788                        $185,854                        $205,481
12/31/2001              $245,022                        $186,932                        $206,713
1/31/2002               $239,827                        $176,857                        $195,737
2/28/2002               $236,110                        $179,244                        $197,127
3/31/2002               $250,985                        $186,145                        $207,890
4/30/2002               $246,517                        $187,225                        $209,387
5/31/2002               $249,500                        $187,768                        $212,234
6/30/2002               $242,439                        $182,961                        $203,872
7/31/2002               $213,444                        $163,457                        $183,770
8/31/2002               $208,620                        $162,231                        $183,403
9/30/2002               $190,407                        $148,150                        $163,760
10/31/2002              $191,892                        $156,535                        $172,571
11/30/2002              $198,206                        $161,153                        $180,423
12/31/2002              $187,423                        $157,446                        $174,360
1/31/2003               $184,068                        $149,668                        $167,090
2/28/2003               $181,086                        $146,451                        $163,263
3/31/2003               $179,964                        $145,015                        $160,178
4/30/2003               $200,408                        $157,733                        $176,067
5/31/2003               $215,659                        $166,030                        $186,895
6/30/2003               $219,756                        $168,969                        $191,512
7/31/2003               $230,920                        $171,216                        $196,185
8/31/2003               $244,683                        $174,349                        $200,952
9/30/2003               $250,628                        $180,277                        $207,181
10/31/2003              $271,456                        $190,661                        $220,110
11/30/2003              $268,470                        $195,142                        $225,040
12/31/2003              $285,947                        $208,567                        $242,638
1/31/2004               $295,984                        $212,655                        $246,084
2/29/2004               $298,588                        $216,717                        $251,817
3/31/2004               $304,530                        $216,955                        $253,328
4/30/2004               $294,481                        $211,727                        $247,806
5/31/2004               $289,651                        $211,473                        $248,871
6/30/2004               $293,735                        $214,222                        $254,421
7/31/2004               $281,105                        $205,546                        $246,203
8/30/2004               $281,105                        $205,792                        $247,336
9/30/2004               $291,899                        $210,896                        $253,841
10/31/2004              $298,584                        $217,961                        $262,522
11/30/2004              $324,978                        $233,044                        $280,531
12/31/2004              $336,450                        $242,925                        $292,846
1/31/2005               $331,975                        $237,338                        $287,487
2/28/2005               $352,126                        $246,902                        $299,964
3/31/2005               $339,062                        $240,952                        $292,555
4/30/2005               $326,381                        $236,495                        $286,002
5/31/2005               $330,494                        $237,370                        $286,431
6/30/2005               $338,327                        $239,340                        $290,355
7/31/2005               $353,281                        $246,640                        $299,269
8/31/2005               $368,966                        $253,743                        $306,930
9/30/2005               $389,887                        $264,476                        $320,650
10/31/2005              $373,083                        $257,256                        $311,319
11/30/2005              $393,154                        $262,144                        $319,009
12/31/2005              $428,656                        $276,037                        $333,874
1/31/2006               $462,649                        $293,069                        $354,408
2/28/2006               $460,428                        $289,787                        $353,699
3/31/2006               $485,844                        $301,146                        $365,512
4/30/2006               $511,642                        $314,969                        $383,240
5/31/2006               $482,478                        $301,929                        $368,830
6/30/2006               $474,614                        $302,382                        $368,977
7/31/2006               $470,864                        $303,803                        $372,667
8/31/2006               $485,461                        $311,155                        $383,027
9/30/2006               $482,451                        $309,475                        $383,679
10/31/2006              $501,122                        $320,028                        $398,642
11/30/2006              $526,830                        $329,405                        $410,681
12/31/2006              $555,700                        $338,661                        $423,617
1/31/2007               $549,087                        $341,404                        $426,498
2/28/2007               $547,110                        $344,067                        $429,995
3/31/2007               $562,320                        $355,662                        $441,175
4/30/2007               $591,954                        $371,134                        $461,160
5/31/2007               $619,658                        $379,039                        $469,876
6/30/2007               $635,645                        $380,100                        $470,581
7/31/2007               $653,189                        $377,059                        $463,711
8/31/2007               $637,970                        $373,402                        $456,570
9/30/2007               $691,049                        $396,739                        $481,087

Annualized Total Returns As of 9/30/07

                                                                         SINCE
                                                    1 YEAR   5 YEARS   INCEPTION
--------------------------------------------------------------------------------
International All Cap Growth Fund Class I           43.17%    29.38%     13..10%
--------------------------------------------------------------------------------
MSCI EAFE Growth Index                              28.19%    21.78%      5..76%
--------------------------------------------------------------------------------
MSCI EAFE Index                                     25.38%    24.05%      8..26%
--------------------------------------------------------------------------------

THE GRAPH ABOVE SHOWS THE VALUE OF A HYPOTHETICAL $250,000 INVESTMENT IN THE FUND'S CLASS I SHARES COMPARED WITH THE MSCI EAFE GROWTH INDEX AND MSCI EAFE INDEX FOR THE PERIODS INDICATED. AVERAGE ANNUAL TOTAL RETURN FIGURES INCLUDE CHANGES IN PRINCIPAL VALUE, REINVESTED DIVIDENDS, AND CAPITAL GAIN DISTRIBUTIONS. THE TOTAL RETURNS SHOWN ABOVE DO NOT SHOW THE EFFECTS OF INCOME TAXES ON AN INDIVIDUAL'S INVESTMENT. IN MOST CASES, TAXES MAY REDUCE YOUR ACTUAL INVESTMENT RETURNS ON INCOME OR GAINS PAID BY THE FUND OR ANY GAINS YOU MAY REALIZE IF YOU SELL YOUR SHARES. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS.

ON NOVEMBER 18, 2005, THE FUND BECAME THE SUCCESSOR ENTITY TO THE NICHOLAS-APPLEGATE INTERNATIONAL ALL CAP GROWTH FUND, A SERIES OF THE PROFESSIONALLY MANAGED PORTFOLIOS ("ACQUIRED FUND"). THE ACQUIRED FUND TRANSFERRED ALL OF ITS ASSETS AND LIABILITIES IN EXCHANGE FOR SHARES OF THE FUND, AND THE INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS OF THE FUND ARE SUBSTANTIALLY SIMILAR TO THOSE OF THE ACQUIRED FUND. THE PERFORMANCE SHOWN ABOVE INCLUDES THE HISTORICAL PERFORMANCE OF THE ACQUIRED FUND FROM JUNE 30, 1999 TO NOVEMBER 18, 2005.

THE MSCI EAFE GROWTH INDEX IS AN UNMANAGED INDEX THAT IS A GENERALLY ACCEPTED BENCHMARK FOR MAJOR OVERSEAS MARKETS. IT CONSISTS OF THE TOP 50% OF THE MSCI EAFE, THOSE COMPANIES WITH THE HIGHEST PRICE/BOOK VALUE RATIO. THE MSCI EAFE INDEX CONSISTS OF APPROXIMATELY 900 COMPANIES WITH AVERAGE MARKET CAPITALIZATION OF U.S. $8.7 BILLION. ITS WEIGHTINGS REPRESENT THE RELATIVE CAPITALIZATION OF THE MAJOR OVERSEAS MARKETS INCLUDED IN THE INDEX ON A U.S. DOLLAR ADJUSTED BASIS. THE MSCI EAFE IS A GENERALLY ACCEPTED BENCHMARK FOR MAJOR OVERSEAS MARKETS. IT CONSISTS OF THE TOP 50% OF THE MSCI EAFE, THOSE COMPANIES WITH THE HIGHEST PRICE/BOOK VALUE (P/BV) RATIO. THE MSCI EAFE INDEX CONSISTS OF APPROXIMATELY 900 COMPANIES WITH AVERAGE MARKET CAPITALIZATION OF U.S. $8.7 BILLION. ITS WEIGHTINGS REPRESENT THE RELATIVE CAPITALIZATION OF THE MAJOR OVERSEAS MARKETS INCLUDED IN THE INDEX ON A U.S. DOLLAR ADJUSTED BASIS. THE UNMANAGED INDEXES DIFFER FROM THE FUND IN COMPOSITION, DO NOT PAY MANAGEMENT FEES OR EXPENSES AND INCLUDE REINVESTED DIVIDENDS. ONE CANNOT INVEST DIRECTLY INTO AN INDEX.

SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCY VOLATILITY AND THE SOCIAL, ECONOMIC AND POLITICAL CLIMATES OF COUNTRIES WHERE THE FUND INVESTS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2007

                                                      NUMBER OF
                                                         SHARES         VALUE
-----------------------------------------------------------------------------
COMMON STOCK - 90.8%
AUSTRALIA - 5.7%
   AMP, Ltd.                                              5,042   $    47,029
   CSL, Ltd.                                              1,078       102,362
   Incitec Pivot, Ltd.##                                  1,362       103,101
   Rio Tinto, Ltd.                                          653        62,537
                                                                  -----------
                                                                      315,029
                                                                  -----------
BELGIUM - 1.1%
   InBev NV                                                 663        59,930
                                                                  -----------
BRAZIL - 1.5%
   Cia Vale do Rio Doce - ADR                             1,700        57,681
   Unibanco - Uniao de Bancos Brasileiros SA - GDR          200        26,310
                                                                  -----------
                                                                       83,991
                                                                  -----------
CANADA - 3.7%
   Inmet Mining Corp.                                       400        40,153
   Rogers Communications, Inc. Cl. B                      2,400       109,361
   Teck Cominco, Ltd. Cl. B                               1,100        52,271
                                                                  -----------
                                                                      201,785
                                                                  -----------
DENMARK - 2.2%
   FLSmidth & Co. AS Cl. B                                  900        95,472
   Novo Nordisk AS Cl. B*                                   200        24,078
                                                                  -----------
                                                                      119,550
                                                                  -----------
EGYPT - 0.5%
   Orascom Construction Industries - GDR                    172        29,111
                                                                  -----------
FINLAND - 3.1%
   Nokia OYJ                                              1,458        55,279
   Outotec OYJ                                            1,068        75,183
   Wartsila OYJ Cl. B*                                      600        41,001
                                                                  -----------
                                                                      171,463
                                                                  -----------
FRANCE - 7.5%
   Alstom                                                   657       133,211
   Cie Generale de Geophysique-Veritas*                     202        65,829
   Neopost SA                                               309        43,470
   Total SA - ADR                                           560        45,377
   Veolia Environnement                                   1,406       120,752
                                                                  -----------
                                                                      408,639
                                                                  -----------
GERMANY - 8.0%
   E.ON AG                                                  243        44,808
   IVG Immobilien AG                                        926        34,424
   Rhoen Klinikum AG                                        876        27,968
   RWE AG                                                   414        51,929
   SAP AG                                                   897        52,366
   Siemens AG*                                              377        51,696
   Solarworld AG                                          1,062        60,972
   Stada Arzneimittel AG                                    812        52,808
   United Internet AG                                     2,642        59,328
                                                                  -----------
                                                                      436,299
                                                                  -----------
GREECE - 1.9%
   National Bank of Greece SA                               805        51,174
   Piraeus Bank SA                                        1,487        52,995
                                                                  -----------
                                                                      104,169
                                                                  -----------
HONG KONG - 4.5%
   Kerry Properties, Ltd.                                 3,500        26,987
   Pacific Basin Shipping, Ltd.                          23,300        48,408
   Sun Hung Kai Properties, Ltd.                         10,000       168,626
                                                                  -----------
                                                                      244,021
                                                                  -----------
ITALY - 2.1%
   Saipem SpA                                               977        41,572
   UniCredito Italiano SpA                                8,908        76,011
                                                                  -----------
                                                                      117,583
                                                                  -----------
JAPAN - 19.7%
   Chugai Pharmaceutical Co., Ltd.##                      3,700        61,026
   East Japan Railway Co.                                     8        63,018
   Fanuc, Ltd.*                                             200        20,363
   Honda Motor Co., Ltd.                                  1,100        36,917
   Japan Tobacco, Inc.                                       15        82,294
   KDDI Corp.                                                 8        59,262
   Komatsu, Ltd.                                          7,700       258,418
   Mitsubishi Corp.                                       2,000        63,296
   Mitsubishi Electric Corp.                              3,200        40,064
   Mitsui Engineering & Shipbuilding Co., Ltd.            7,000        39,621
   Nitori Co., Ltd.##                                       450        21,245
   Nomura Holdings, Inc.                                  2,200        36,840
   Secom Co., Ltd.                                          500        24,040
   Sumitomo Heavy Industries, Ltd.                        3,000        38,578
   The Japan Steel Works, Ltd.##                          5,700        94,509
   Tokuyama Corp.##                                       2,100        31,825
   Tokyu Land Corp.                                       2,000        20,050
   Toyo Tanso Co., Ltd.                                     500        50,385
   Toyota Motor Corp.*                                      600        35,369
                                                                  -----------
                                                                    1,077,120
                                                                  -----------
MEXICO - 0.3%
   America Movil SAB de CV - ADR                            300        19,200
                                                                  -----------
NETHERLANDS - 2.7%
   Koninklijke BAM Groep NV                               1,838        48,854
   Koninklijke Philips Electronics NV*                    1,050        47,187
   SBM Offshore NV                                        1,262        49,481
                                                                  -----------
                                                                      145,522
                                                                  -----------
NORWAY - 1.2%
   Renewable Energy Corp. AS*                             1,400        64,162
                                                                  -----------
PERU - 0.2%
   Credicorp, Ltd.                                          200        13,540
                                                                  -----------
REPUBLIC OF CHINA - 1.2%
   China Coal Energy Co.                                 13,000        38,655
   China Communications Construction Co., Ltd.           11,000        26,167
                                                                  -----------
                                                                       64,822
                                                                  -----------
RUSSIAN FEDERATION - 0.9%
   Evraz Group SA - GDR                                     763        48,298
                                                                  -----------
SINGAPORE - 1.1%
   City Developments, Ltd.                                5,300        57,840
                                                                  -----------
SOUTH AFRICA - 0.9%
   Aquarius Platinum, Ltd.                                1,336        46,817
                                                                  -----------
SOUTH KOREA - 0.4%
   Samsung Heavy Industries Co., Ltd.*                      450        23,922
                                                                  -----------
SPAIN - 1.2%
   Iberdrola SA*                                            422        24,726
   Telefonica SA                                          1,480        41,317
                                                                  -----------
                                                                       66,043
                                                                  -----------
SWEDEN - 0.9%
   Assa Abloy AB Cl. B                                    1,400        28,945
   Telefonaktiebolaget LM Ericsson - ADR                    580        23,084
                                                                  -----------
                                                                       52,029
                                                                  -----------
SWITZERLAND - 5.8%
   ABB, Ltd.                                              2,810        73,750
   Julius Baer Holding AG                                   618        46,051
   Nestle SA                                                125        55,962
   Roche Holding AG*                                        350        63,247
   Swatch Group AG                                          831        53,031
   Syngenta AG*                                             119        25,568
                                                                  -----------
                                                                      317,609
                                                                  -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                      NUMBER OF
                                                         SHARES         VALUE
-----------------------------------------------------------------------------
UNITED KINGDOM - 12.5%
   BP PLC                                                 4,313   $    49,867
   British American Tobacco PLC                           1,757        62,715
   BT Group PLC                                          15,594        97,535
   Burberry Group PLC                                     3,396        45,457
   Imperial Tobacco Group PLC                               972        44,379
   International Power PLC                               10,837        99,630
   Reckitt Benckiser PLC                                    881        51,550
   Royal Dutch Shell PLC Cl. A                            1,230        50,545
   Southern Cross Healthcare, Ltd.                        2,982        30,984
   Standard Chartered PLC                                 1,587        51,732
   Unilever PLC                                           1,828        57,540
   Vodafone Group PLC                                    11,446        41,159
                                                                  -----------
                                                                      683,093
-----------------------------------------------------------------------------
Total Common Stock (Cost: $3,457,417)                               4,971,587
-----------------------------------------------------------------------------
PREFERRED STOCK - 3.1%
BRAZIL - 0.8%
   Usinas Siderurgicas de Minas Gerais SA                   600        41,739
                                                                  -----------
GERMANY - 2.3%
   Fresenius SE                                             860        66,742
   Henkel KGaA                                            1,137        58,357
                                                                  -----------
                                                                      125,099
-----------------------------------------------------------------------------
Total Preferred Stock (Cost: $155,214)                                166,838
-----------------------------------------------------------------------------
EQUITY-LINKED SECURITIES - 1.0%
INDIA - 1.0%
   Merrill Lynch Reliance Communications,
      Ltd.* - 01/25/11 (Cost: $30,768)                    3,889        57,156
-----------------------------------------------------------------------------
                                                      PRINCIPAL
                                                         AMOUNT
-----------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 58.6%
MONEY MARKET FUNDS - 30.2%
   Boston Global Investment Trust -
      Enhanced Portfolio, 5.408%**                   $1,653,600     1,653,600
                                                                  -----------
TIME DEPOSITS - 28.4%
   Wells Fargo Bank 4.370%, 10/01/07                  1,556,837     1,556,837
-----------------------------------------------------------------------------
Total Short Term Investments (Cost: $3,210,437)                     3,210,437
-----------------------------------------------------------------------------
Total Investments - 153.5% (Cost: $6,853,836)                       8,406,018
-----------------------------------------------------------------------------
Liabilities in Excess of Other Assets - (53.5%)                    (2,930,198)
-----------------------------------------------------------------------------
Net Assets - 100.0%                                               $ 5,475,820
-----------------------------------------------------------------------------

*    NON-INCOME PRODUCING SECURITIES.

** ALL OF THE SECURITY IS PURCHASED WITH CASH COLLATERAL PROCEEDS FROM SECURITIES LOANS.

## ALL OR A PORTION OF THE FUND'S HOLDINGS IN THIS SECURITY WAS ON LOAN AS OF 09/30/07.

ADR - AMERICAN DEPOSITORY RECEIPT

GDR - GLOBAL DEPOSITORY RECEIPT

SCHEDULE OF INVESTMENTS BY SECTOR
as of September 30, 2007 (Unaudited)

                                                                   PERCENT OF
SECTOR                                                             NET ASSETS
-----------------------------------------------------------------------------
Industrial                                                            24.2%
Consumer, Non-cyclical                                                16.9
Financial                                                             13.0
Communications                                                        10.3
Basic Materials                                                        9.3
Energy                                                                 8.5
Utilities                                                              6.2
Consumer, Cyclical                                                     4.7
Technology                                                             1.8
Short Term Investments                                                58.6
-----------------------------------------------------------------------------
Total Investments                                                    153.5
Liabilities in excess of other assets                                (53.5)
-----------------------------------------------------------------------------
Net Assets                                                           100.0%
-----------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

U.S. HIGH YIELD BOND FUND

MANAGEMENT TEAM: DOUGLAS G. FORSYTH, CFA, Portfolio Manager; WILLIAM L. STICKNEY, Portfolio Manager; JUSTIN KASS, CFA, Portfolio Manager; MICHAEL E. YEE, Portfolio Manager; ELIZABETH LEMESEVSKI, Analyst; DAVID A. FOSTER, CPA, CFA, Analyst; JOANNA H. WILLARS, Analyst; NICOLE D. LARRABEE, Fixed Income Trading Assistant

CHIEF INVESTMENT OFFICER: HORACIO A. VALEIRAS, CFA

GOAL: The U.S. High Yield Bond Fund seeks to deliver total return via high current income and capital growth from a diversified portfolio consisting primarily of lower-rated U.S. corporate fixed-income securities.

MARKET OVERVIEW: The high-yield market, as measured by the Merrill Lynch High Yield Master II Index, gained 0.63% from April 1 through September 30, 2007.. By way of comparison, results trailed the S&P 500 Index, which rose 8.44%, and the ten-year Treasury, which advanced 2.76%.

The flat return of the high-yield market masked the volatility that occurred within the period. Following positive returns in the spring, the convergence of several events created a significant sell-off in the market over the summer. Mortgage delinquencies led to rapid quality and price declines in collateralized mortgage obligations (CMOs). Price declines in the CMO market led to price declines in all collateralized debt obligations (CDOs). This, in turn, cut off demand for loans, and the lack of demand for loans ultimately put pressure on all bond prices. The high-yield market subsequently rebounded to post gains in both August and September, helped by the Federal Reserve's decision to ease the fed funds rate 0.50%.

Against this backdrop, most industries within the Merrill Lynch High Yield Master II Index generated positive returns. The best-performing industries were hotels, environmental and aerospace, while real estate, banks and building materials lagged. Across the market, credit upgrades slightly exceeded credit downgrades by the rating agencies.

PERFORMANCE: The Fund's Class I shares gained 1.12% during the six months ended September 30, 2007, outperforming the Merrill Lynch High Yield Master II Index, which rose 0.63%.

PORTFOLIO SPECIFICS: The Fund performed well versus the index in the volatile environment, and avoiding the weaker credits was certainly a plus. However, much of the outperformance was due to purchases and trades that we made during the sharpest downticks in the market, as well as the rebound of good credit. After trailing in the first half of the period, higher-quality high-yield bonds -- which the Fund emphasizes -- rallied to outperform lower-quality bonds for the full six months.

The majority of companies held in the portfolio met or exceeded expectations during the first and second quarter earnings seasons. Positive performers included a media company that reported better-than-expected operating margins and a supplier of mobile office units that announced it had agreed to be acquired at a large premium. Negative performers included a retailer that experienced fundamental weakness and was sold from the portfolio. The Fund continued to be rewarded for our credit research, as there were twenty-two positive rating actions during the period and only four downgrades.

MARKET OUTLOOK: The outlook for high-yield securities is positive. In addition to the attractiveness of the asset class versus other fixed-income options, high-yield bonds now offer a compelling total return, as spreads versus Treasuries have widened and prices have been cut. Furthermore, the default rate continues to be low, the majority of issuers remain fundamentally sound, and the Fed may continue to ease monetary policy.

Nicholas-Applegate recognizes that the long-term driver of total return in a high-yield portfolio is company fundamentals. As such, we continue to build the Fund one security at a time, performing rigorous credit analysis to identify companies that are opportunistically capitalizing on change.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN U.S. HIGH YIELD BOND FUND CLASS I SHARES WITH THE MERRILL LYNCH HIGH YIELD MASTER II INDEX.

[CHART]

                    U.S. HIGH YIELD BOND FUND        MERRILL LYNCH HIGH YIELD
                          CLASS I SHARES                 MASTER II INDEX
7/31/1996                    $250,000                        $250,000
8/31/1996                    $256,780                        $253,100
9/30/1996                    $265,702                        $258,997
10/31/1996                   $268,927                        $261,251
11/30/1996                   $273,926                        $266,502
12/31/1996                   $278,314                        $268,714
1/31/1997                    $283,685                        $270,729
2/28/1997                    $289,776                        $274,898
3/31/1997                    $284,740                        $271,132
4/30/1997                    $285,969                        $274,603
5/31/1997                    $298,355                        $280,397
6/30/1997                    $305,705                        $284,743
7/31/1997                    $315,198                        $292,289
8/31/1997                    $318,279                        $291,938
9/30/1997                    $331,438                        $297,193
10/31/1997                   $332,537                        $298,708
11/30/1997                   $336,209                        $301,516
12/31/1997                   $337,882                        $304,411
1/31/1998                    $349,162                        $309,251
2/28/1998                    $353,474                        $310,519
3/31/1998                    $357,326                        $313,469
4/30/1998                    $360,503                        $314,817
5/31/1998                    $361,564                        $316,706
6/30/1998                    $363,444                        $318,352
7/31/1998                    $366,798                        $320,390
8/31/1998                    $346,504                        $304,210
9/30/1998                    $338,199                        $305,001
10/31/1998                   $329,809                        $298,474
11/30/1998                   $349,778                        $313,965
12/31/1998                   $353,159                        $313,400
1/31/1999                    $361,234                        $317,631
2/28/1999                    $360,705                        $315,471
3/31/1999                    $363,377                        $319,130
4/30/1999                    $374,002                        $324,970
5/31/1999                    $369,987                        $321,981
6/30/1999                    $372,230                        $321,176
7/31/1999                    $374,483                        $321,593
8/31/1999                    $371,599                        $318,184
9/30/1999                    $371,449                        $316,912
10/31/1999                   $372,224                        $315,200
11/30/1999                   $380,164                        $319,298
12/31/1999                   $386,897                        $321,214
1/31/2000                    $387,057                        $319,993
2/29/2000                    $390,727                        $320,665
3/31/2000                    $386,070                        $315,951
4/30/2000                    $389,146                        $315,951
5/31/2000                    $385,409                        $311,970
6/30/2000                    $395,091                        $317,991
7/31/2000                    $397,567                        $319,708
8/31/2000                    $397,746                        $322,842
9/30/2000                    $391,185                        $320,065
10/31/2000                   $380,829                        $309,887
11/30/2000                   $363,795                        $297,987
12/31/2000                   $373,720                        $304,782
1/31/2001                    $395,712                        $324,074
2/28/2001                    $400,493                        $329,000
3/31/2001                    $389,078                        $322,420
4/30/2001                    $385,667                        $318,035
5/31/2001                    $388,021                        $323,633
6/30/2001                    $378,357                        $315,121
7/31/2001                    $383,154                        $320,226
8/31/2001                    $385,571                        $322,756
9/30/2001                    $362,546                        $300,453
10/31/2001                   $375,106                        $310,068
11/30/2001                   $387,099                        $320,982
12/31/2001                   $384,991                        $318,447
1/31/2002                    $385,179                        $320,198
2/28/2002                    $383,435                        $315,971
3/31/2002                    $390,696                        $323,934
4/30/2002                    $395,842                        $329,117
5/31/2002                    $395,842                        $326,583
6/30/2002                    $384,206                        $301,305
7/31/2002                    $380,163                        $289,614
8/31/2002                    $385,460                        $296,855
9/30/2002                    $380,946                        $292,224
10/31/2002                   $381,201                        $289,769
11/30/2002                   $400,056                        $307,880
12/31/2002                   $400,266                        $312,375
1/31/2003                    $402,378                        $321,746
2/28/2003                    $405,796                        $326,090
3/31/2003                    $416,531                        $334,698
4/30/2003                    $435,321                        $354,144
5/31/2003                    $435,110                        $358,217
6/30/2003                    $448,232                        $368,247
7/31/2003                    $446,464                        $363,239
8/31/2003                    $450,461                        $367,888
9/30/2003                    $460,276                        $377,858
10/31/2003                   $468,138                        $385,680
11/30/2003                   $471,537                        $391,002
12/31/2003                   $482,499                        $400,269
1/31/2004                    $487,775                        $406,753
2/29/2004                    $484,768                        $406,306
3/31/2004                    $485,937                        $409,028
4/30/2004                    $485,699                        $406,329
5/31/2004                    $478,128                        $399,949
6/30/2004                    $483,852                        $405,748
7/31/2004                    $488,168                        $411,226
8/30/2004                    $495,902                        $418,710
9/30/2004                    $502,722                        $424,530
10/31/2004                   $511,067                        $432,724
11/30/2004                   $515,206                        $437,224
12/31/2004                   $521,647                        $443,826
1/31/2005                    $521,542                        $443,383
2/28/2005                    $526,445                        $449,723
3/31/2005                    $512,125                        $437,445
4/30/2005                    $507,926                        $432,765
5/31/2005                    $516,916                        $440,511
6/30/2005                    $524,825                        $448,881
7/31/2005                    $532,750                        $455,928
8/31/2005                    $533,922                        $457,570
9/30/2005                    $531,946                        $452,994
10/31/2005                   $529,446                        $449,687
11/30/2005                   $533,841                        $451,846
12/31/2005                   $539,339                        $455,957
1/31/2006                    $544,355                        $463,162
2/28/2006                    $548,819                        $466,080
3/31/2006                    $550,026                        $469,016
4/30/2006                    $553,491                        $471,830
5/31/2006                    $551,388                        $471,736
6/30/2006                    $550,451                        $469,943
7/31/2006                    $555,075                        $474,971
8/31/2006                    $561,402                        $482,666
9/30/2006                    $568,925                        $488,892
10/31/2006                   $577,061                        $496,128
11/30/2006                   $584,967                        $504,066
12/31/2006                   $592,337                        $509,611
1/31/2007                    $596,543                        $515,064
2/28/2007                    $605,491                        $522,223
3/31/2007                    $608,579                        $523,320
4/30/2007                    $617,647                        $530,332
5/31/2007                    $620,797                        $534,097
6/30/2007                    $608,940                        $524,964
7/31/2007                    $590,367                        $508,585
8/31/2007                    $601,938                        $514,231
9/30/2007                    $616,023                        $526,572

Annualized Total Returns As of 9/30/07

                                                    1 YEAR    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
U.S. High Yield Bond Fund Class I                    8.28%     10.09%     6..39%
--------------------------------------------------------------------------------
Merrill Lynch High Yield
Master II Index                                      7.73%     12.50%     5..84%
--------------------------------------------------------------------------------

THE GRAPH ABOVE SHOWS THE VALUE OF A HYPOTHETICAL $250,000 INVESTMENT IN THE FUND'S CLASS I SHARES COMPARED WITH THE MERRILL LYNCH HIGH YIELD MASTER II INDEX FOR THE PERIODS INDICATED. THE FUND'S CLASS I SHARES CALCULATE THEIR PERFORMANCE BASED UPON THE HISTORICAL PERFORMANCE OF THEIR CORRESPONDING SERIES OF NICHOLAS-APPLEGATE MUTUAL FUNDS (RENAMED ING MUTUAL FUNDS), ADJUSTED TO REFLECT ALL FEES AND EXPENSES APPLICABLE TO THE FUND'S CLASS I SHARES. THE NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS' CLASS I SHARES WERE FIRST AVAILABLE ON MAY 7, 1999. AVERAGE ANNUAL TOTAL RETURN FIGURES INCLUDE CHANGES IN PRINCIPAL VALUE, REINVESTED DIVIDENDS, AND CAPITAL GAIN DISTRIBUTIONS. THE TOTAL RETURNS SHOWN ABOVE DO NOT SHOW THE EFFECTS OF INCOME TAXES ON AN INDIVIDUAL'S INVESTMENT. IN MOST CASES, TAXES MAY REDUCE YOUR ACTUAL INVESTMENT RETURNS ON INCOME OR GAINS PAID BY THE FUND OR ANY GAINS YOU MAY REALIZE IF YOU SELL YOUR SHARES. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS.

THE MERRILL LYNCH HIGH YIELD MASTER II INDEX IS AN UNMANAGED INDEX CONSISTING OF U.S. DOLLAR DENOMINATED BONDS THAT ARE ISSUED IN COUNTRIES HAVING A BBB3 OR HIGHER DEBT RATING WITH AT LEAST ONE YEAR REMAINING UNTIL MATURITY. ALL BONDS MUST HAVE A CREDIT RATING BELOW INVESTMENT GRADE BUT NOT IN DEFAULT.

THE UNMANAGED INDEX DIFFERS FROM THE FUND IN COMPOSITION, DOES NOT PAY MANAGEMENT FEES OR EXPENSES AND INCLUDES REINVESTED INCOME AND DIVIDENDS. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2007

                                                                        PRINCIPAL
                                                                           AMOUNT         VALUE
-----------------------------------------------------------------------------------------------
   Corporate Bonds - 89.3%
ADVERTISING SALES - 1.5%
   Lamar Media Corp. 6.625%, 08/15/15                                  $  855,000   $   829,350
                                                                                    -----------
ADVERTISING SERVICES - 1.5%
   RH Donnelley Corp. 8.875%, 01/15/16                                    800,000       819,000
                                                                                    -----------
AEROSPACE/DEFENSE-EQUIPMENT - 1.0%
   TransDigm, Inc. 7.750%, 07/15/14                                       535,000       543,025
                                                                                    -----------
AGRICULTURAL CHEMICALS - 1.3%
   The Mosaic Co. 144A# 7.625%, 12/01/16                                  675,000       723,094
                                                                                    -----------
APPAREL MANUFACTURERS - 4.1%
   Levi Strauss & Co. 9.750%, 01/15/15                                    810,000       854,550
   Oxford Industries, Inc. 8.875%, 06/01/11                               560,000       568,400
   Phillips-Van Heusen 8.125%, 05/01/13                                   830,000       856,975
                                                                                    -----------
                                                                                      2,279,925
                                                                                    -----------
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL - 4.6%
   Accuride Corp. 8.500%, 02/01/15                                        910,000       878,150
   American Axle & Manufacturing, Inc. 7.875%, 03/01/17                   870,000       843,900
   Tenneco, Inc. 8.625%, 11/15/14                                         820,000       830,250
                                                                                    -----------
                                                                                      2,552,300
                                                                                    -----------
CABLE TV - 3.6%
   CCH I Holdings LLC/CCH I Holdings Capital Corp. 11.000%, 10/01/15      430,000       437,525
   Echostar DBS Corp. 7.125%, 02/01/16                                    850,000       877,625
   Mediacom Broadband LLC 8.500%, 10/15/15                                300,000       302,250
   Mediacom LLC/Mediacom Capital Corp. 9.500%, 01/15/13                   375,000       381,562
                                                                                    -----------
                                                                                      1,998,962
                                                                                    -----------
CASINO HOTELS - 1.4%
   Wynn Las Vegas Capital Corp. 6.625%, 12/01/14                          785,000       773,225
                                                                                    -----------
CELLULAR TELECOMMUNICATIONS - 2.6%
   Centennial Communications Corp. 10.000%, 01/01/13                      260,000       276,250
   Cricket Communications, Inc. 9.375%, 11/01/14                          560,000       571,200
   MetroPCS Wireless, Inc. 144A# 9.250%, 11/01/14                         600,000       615,000
                                                                                    -----------
                                                                                      1,462,450
                                                                                    -----------
CHEMICALS-DIVERSIFIED - 0.7%
   Lyondell Chemical Co. 8.250%, 09/15/16                                 330,000       373,725
                                                                                    -----------
COMMERCIAL SERVICES - 1.2%
   ARAMARK Corp. 8.500%, 02/01/15                                         635,000       650,875
                                                                                    -----------
COMMERCIAL SERVICES-FINANCE - 1.4%
   Deluxe Corp. 7.375%, 06/01/15                                          770,000       764,225
                                                                                    -----------
COMPUTER SERVICES - 1.2%
   Unisys Corp. 8.000%, 10/15/12                                          715,000       681,038
                                                                                    -----------
CONSUMER PRODUCTS-MISCELLANEOUS - 1.9%
   Central Garden and Pet Co. 9.125%, 02/01/13                            380,000       358,150
   Jarden Corp. 7.500%, 05/01/17                                          710,000       690,475
                                                                                    -----------
                                                                                      1,048,625
                                                                                    -----------
CONTAINERS-METAL/GLASS - 1.7%
   Crown Americas LLC/Crown Americas Capital Corp. 7.750%, 11/15/15       905,000       938,937
                                                                                    -----------
DIVERSIFIED MANUFACTURING OPERATIONS - 2.0%
   Harland Clarke Holdings Corp. 9.500%, 05/15/15                         880,000       789,800
   Park-Ohio Industries, Inc. 8.375%, 11/15/14                            330,000       320,100
                                                                                    -----------
                                                                                      1,109,900
                                                                                    -----------
ELECTRIC-GENERATION - 1.2%
   Edison Mission Energy 144A# 7.000%, 05/15/17                           690,000       683,100
                                                                                    -----------
ELECTRONIC MEASURE INSTRUMENTS - 1.3%
   Itron, Inc. 7.750%, 05/15/12                                           735,000       723,975
                                                                                    -----------
FINANCE-AUTO LOANS - 3.4%
   Ford Motor Credit Co. LLC 9.875%, 08/10/11                             670,000       679,158
   Ford Motor Credit Co. LLC 7.000%, 10/01/13                             375,000       339,288
   GMAC LLC 6.750%, 12/01/14                                              965,000       887,800
                                                                                    -----------
                                                                                      1,906,246
                                                                                    -----------
FINANCE-INVESTMENT BANKERS/BROKERS - 1.1%
   E*Trade Financial Corp. 8.000%, 06/15/11                               620,000       620,000
                                                                                    -----------
INDEPENDENT POWER PRODUCER - 1.3%
   NRG Energy, Inc. 7.375%, 01/15/17                                      735,000       736,838
                                                                                    -----------
MACHINERY-CONSTRUCTION & MINING - 1.1%
   Terex Corp. 7.375%, 01/15/14                                           620,000       632,400
                                                                                    -----------
MEDICAL-HMO - 1.2%
   Health Net, Inc. 6.375%, 06/01/17                                      715,000       690,927
                                                                                    -----------
MEDICAL-HOSPITALS - 2.7%
   Community Health Systems, Inc. 144A# 8.875%, 07/15/15                  740,000       764,050
   HCA, Inc. 144A# 9.250%, 11/15/16                                       705,000       750,825
                                                                                    -----------
                                                                                      1,514,875
                                                                                    -----------
MEDICAL-NURSING HOMES - 1.3%
   Sun Healthcare Group, Inc. 144A# 9.125%, 04/15/15                      710,000       727,750
                                                                                    -----------
MEDICAL-OUTPATIENT/HOME MEDICAL CARE - 1.4%
   Res-Care, Inc. 7.750%, 10/15/13                                        770,000       766,150
                                                                                    -----------
METAL-DIVERSIFIED - 1.2%
   Freeport-McMoRan Copper & Gold, Inc. 8.375%, 04/01/17                  600,000       657,000
                                                                                    -----------
NETWORKING PRODUCTS - 1.2%
   Anixter International, Inc. 5.950%, 03/01/15                           750,000       690,000
                                                                                    -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                        PRINCIPAL
                                                                           AMOUNT         VALUE
-----------------------------------------------------------------------------------------------
NON-FERROUS METALS - 0.8%
   PNA Group, Inc. 10.750%, 09/01/16                                   $  410,000   $   420,250
                                                                                    -----------
OIL COMPANIES-EXPLORATION & PRODUCTION - 1.5%
   Forest Oil Corp. 144A# 7.250%, 06/15/19                                585,000       587,925
   Mariner Energy, Inc. 8.000%, 05/15/17                                  230,000       225,975
                                                                                    -----------
                                                                                        813,900
                                                                                    -----------
OIL FIELD MACHINERY & EQUIPMENT - 1.3%
   Complete Production Services, Inc. 8.000%, 12/15/16                    750,000       745,312
                                                                                    -----------
PAPER & RELATED PRODUCTS - 1.4%
   Neenah Paper, Inc. 7.375%, 11/15/14                                    790,000       766,300
                                                                                    -----------
PHYSICAL THERAPY/REHABILITATION CENTERS - 1.6%
   Psychiatric Solutions, Inc. 7.750%, 07/15/15                           865,000       880,138
                                                                                    -----------
PIPELINES - 2.4%
   Copano Energy LLC 8.125%, 03/01/16                                     495,000       506,137
   Dynegy Holdings, Inc. 144A# 7.750%, 06/01/19                           835,000       802,644
                                                                                    -----------
                                                                                      1,308,781
                                                                                    -----------
PRINTING-COMMERCIAL - 1.1%
   Cenveo Corp. 7.875%, 12/01/13                                          670,000       613,050
                                                                                    -----------
PUBLISHING-PERIODICALS - 1.5%
   Idearc, Inc. 8.000%, 11/15/16                                          835,000       837,087
                                                                                    -----------
RENTAL AUTO/EQUIPMENT - 2.6%
   Hertz Corp. 10.500%, 01/01/16                                          535,000       580,475
   Williams Scotsman, Inc. 8.500%, 10/01/15                               775,000       856,375
                                                                                    -----------
                                                                                      1,436,850
                                                                                    -----------
RETAIL-APPAREL/SHOE - 0.8%
   Brown Shoe Co., Inc. 8.750%, 05/01/12                                  400,000       414,000
                                                                                    -----------
RETAIL-COMPUTER EQUIPMENT - 1.3%
   GSC Holdings Corp. 8.000%, 10/01/12                                    670,000       700,150
                                                                                    -----------
RETAIL-DRUG STORE - 1.1%
   Rite Aid Corp.. 8.625%, 03/01/15                                       285,000       259,350
   Rite Aid Corp. 7.500%, 03/01/17                                        355,000       335,919
                                                                                    -----------
                                                                                        595,269
                                                                                    -----------
RETAIL-PROPANE DISTRIBUTION - 2.6%
   Inergy LP/Inergy Finance Corp. 8.250%, 03/01/16                        845,000       876,687
   Star Gas Partners LP/Star Gas Finance Co. 10.250%, 02/15/13            525,000       549,938
                                                                                    -----------
                                                                                      1,426,625
                                                                                    -----------
RETAIL-REGIONAL DEPARTMENT STORES - 1.4%
   Neiman-Marcus Group, Inc. 10.375%, 10/15/15                            705,000       771,975
                                                                                    -----------
SEISMIC DATA COLLECTION - 0.6%
   Seitel, Inc. 9.750%, 02/15/14                                          360,000       342,000
                                                                                    -----------
SPECIAL PURPOSE ENTITY - 4.2%
   AMR HoldCo, Inc. EmCare HoldCo, Inc. 10.000%, 02/15/15                 810,000       862,650
   Hughes Network Systems LLC/HNS Finance Corp. 9.500%, 04/15/14          295,000       298,687
   KAR Holdings, Inc. 144A# 8.750%, 05/01/14                              845,000       813,312
   MedCath Holdings Corp. 9.875%, 07/15/12                                338,000       359,970
                                                                                    -----------
                                                                                      2,334,619
                                                                                    -----------
STEEL-PRODUCERS - 1.4%
   Steel Dynamics, Inc. 144A# 6.750%, 04/01/15                            805,000       780,850
                                                                                    -----------
TELECOMMUNICATIONS SERVICES - 4.8%
   MasTec, Inc. 7.625%, 02/01/17                                        1,155,000     1,129,012
   Time Warner Telecom Holdings, Inc. 9.250%, 02/15/14                    625,000       651,563
   West Corp. 9.500%, 10/15/14                                            410,000       425,375
   West Corp. 11.000%, 10/15/16                                           445,000       469,475
                                                                                    -----------
                                                                                      2,675,425
                                                                                    -----------
TELEPHONE-INTEGRATED - 4.9%
   Cincinnati Bell, Inc. 8.375%, 01/15/14                                 755,000       756,887
   Level 3 Financing, Inc. 9.250%, 11/01/14                               235,000       232,650
   Qwest Capital Funding, Inc. 7.250%, 02/15/11                           815,000       823,150
   Windstream Corp. 8.625%, 08/01/16                                      820,000       878,425
                                                                                    -----------
                                                                                      2,691,112
                                                                                    -----------
WIRE & CABLE PRODUCTS - 0.5%
   General Cable Corp. 7.125%, 04/01/17                                   290,000       285,650
                                                                                    -----------
WIRELESS EQUIPMENT - 1.4%
   American Tower Corp. 144A# 7.000%, 10/15/17                            750,000       758,437
-----------------------------------------------------------------------------------------------
   Total Corporate Bonds (Cost: $48,804,227)                                         49,495,697
-----------------------------------------------------------------------------------------------
FOREIGN CORPORATE BONDS - 5.4%
CELLULAR TELECOMMUNICATIONS - 2.3%
   Millicom International Cellular SA 10.000%, 12/01/13                   485,000       517,737
   Rogers Wireless, Inc. 8.000%, 12/15/12                                 735,000       769,971
                                                                                    -----------
                                                                                      1,287,708
                                                                                    -----------
OIL COMPANIES-EXPLORATION & PRODUCTION - 0.6%
   OPTI Canada, Inc. 144A# 8.250%, 12/15/14                               355,000       359,438
                                                                                    -----------
PAPER & RELATED PRODUCTS - 1.0%
   Domtar, Inc. 7.125%, 08/15/15                                          560,000       548,800
                                                                                    -----------
SATELLITE TELECOMMUNICATIONS - 1.5%
   Intelsat Subsidiary Holding Co., Ltd. 8.250%, 01/15/13                 810,000       826,200
-----------------------------------------------------------------------------------------------
Total Foreign Corporate Bonds (Cost: $2,885,650)                                      3,022,146
-----------------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                        PRINCIPAL
                                                                           AMOUNT         VALUE
-----------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 4.3%
TIME DEPOSIT - 4.3%
   Wells Fargo Bank 4.370%, 10/01/07 (Cost: $2,395,154)                $2,395,154   $ 2,395,154
-----------------------------------------------------------------------------------------------
Total Investments - 99.0% (Cost: $54,085,031)                                        54,912,997
-----------------------------------------------------------------------------------------------
Other Assets in Excess of Liabilities - 1.0%                                            542,545
-----------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                 $55,455,542
-----------------------------------------------------------------------------------------------

# 144A SECURITY. CERTAIN CONDITION FOR PUBLIC SALE MAY EXIST. THE TOTAL MARKET VALUE OF 144A SECURITIES OWNED AT SEPTEMBER 30, 2007 WAS $8,366,425 OR 15.1% OF NET ASSETS.

SCHEDULE OF INVESTMENTS BY SECTOR
as of September 30, 2007 (Unaudited)

                                                                      PERCENT OF
SECTOR                                                                NET ASSETS
--------------------------------------------------------------------------------
Communications                                                           26..8%
Consumer, Cyclical                                                       17..2
Consumer, Non-cyclical                                                   16..4
Financial                                                                 8..8
Basic Materials                                                           7..7
Industrial                                                                7..6
Energy                                                                    6..4
Utilities                                                                 2..6
Technology                                                                1..2
Short Term Investments                                                    4..3
--------------------------------------------------------------------------------
Total Investments                                                        99..0
Other assets in excess of liabilities                                     1..0
--------------------------------------------------------------------------------
Net Assets                                                              100..0%
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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                                       53

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
FINANCIAL HIGHLIGHTS

For a Class I share outstanding during the period indicated

                                                                                                             DISTRIBUTIONS FROM:
                                                                                                          -------------------------
                                            NET ASSET          NET           NET REALIZED    TOTAL FROM      NET       NET REALIZED
                                              VALUE,       INVESTMENT       AND UNREALIZED   INVESTMENT   INVESTMENT      CAPITAL
                                            BEGINNING   INCOME (LOSS) (2)    GAINS (LOSS)    OPERATIONS     INCOME         GAINS
-----------------------------------------------------------------------------------------------------------------------------------
U.S. EQUITY FUNDS
U.S. MICRO CAP
   For the period ended 09/30/07 (1)          $15.33         $(0.09)           $ 1.80          $ 1.71       $   --        $   --
   For the year ended 03/31/07                 17.43          (0.12)            (0.19)          (0.31)          --         (1.79)
   For the year ended 03/31/06                 12.83          (0.11)             5.06            4.95           --         (0.35)
   For the year ended 03/31/05                 14.69          (0.09)            (1.09)          (1.18)          --         (0.68)
   For the year ended 03/31/04                  7.44          (0.13)             7.38            7.25           --            --
   For the year ended 03/31/03                 10.88          (0.12)            (3.32)          (3.44)          --            --
U.S. EMERGING GROWTH
   For the period ended 09/30/07 (1)          $13.09         $(0.03)           $ 2.11          $ 2.08       $   --        $   --
   For the year ended 03/31/07                 13.90          (0.07)             0.19(11)        0.12           --         (0.93)
   For the year ended 03/31/06                  9.77          (0.11)             4.25            4.14           --         (0.01)
   For the year ended 03/31/05                  9.61          (0.07)             0.23            0.16           --            --
   For the year ended 03/31/04                  6.32          (0.09)             3.38            3.29           --            --
   For the year ended 03/31/03                  9.59          (0.07)            (3.20)          (3.27)          --            --
U.S. SMALL CAP VALUE
   For the period ended 09/30/07 (1)          $19.29          $0.17            $(1.03)         $(0.86)      $   --        $   --
   For the year ended 03/31/07                 19.85           0.06              1.90            1.96        (0.08)         (2.44)
   For the year ended 03/31/06                 17.40           0.11              3.58            3.69        (0.06)         (1.18)
   For the year ended 03/31/05                 17.64           0.02              2.06            2.08        (0.01)         (2.31)
   For the year ended 03/31/04                 10.23           0.03              7.86            7.89        (0.02)         (0.46)
   For the year ended 03/31/03                 15.62           0.07             (3.29)          (3.22)       (0.12)         (2.05)
U.S. SYSTEMATIC LARGE CAP GROWTH
   For the period ended 09/30/07 (1)          $19.77         $(0.02)           $ 2.88          $ 2.86       $   --        $   --
   For the year ended 03/31/07                 17.86           0.02               1.89           1.91           --            --
   For the year ended 03/31/06                 15.67           0.03               2.16           2.19           --            --
   For the year ended 03/31/05                 15.06           0.07               0.54           0.61           --            --
   For the year ended 03/31/04                 12.73          (0.02)              2.35           2.33           --            --
   For the year ended 03/31/03                 18.08          (0.05)             (5.30)         (5.35)          --            --
U.S. SMALL TO MID CAP GROWTH
   7/31/07 (Commenced) to 09/30/07 (1)        $10.00         $(0.01)           $ 0.76          $ 0.75       $   --        $   --
U.S. CONVERTIBLE
   For the period ended 09/30/07 (1)          $24.35          $0.19            $ 2.37          $ 2.56       $(0.18)       $   --
   For the year ended 03/31/07                 24.57           0.45              2.03            2.48        (0.47)        (2.23)
   For the year ended 03/31/06                 22.44           0.27              3.45            3.72        (0.55)        (1.04)
   For the year ended 03/31/05                 23.11           0.39              0.66            1.05        (0.45)        (1.27)
   For the year ended 03/31/04                 17.72           0.55              5.43            5.98        (0.59)           --
   For the year ended 03/31/03                 21.35           0.63             (3.55)          (2.92)       (0.71)           --

                                                         NET ASSET                NET ASSETS,
                                             TOTAL        VALUE,        TOTAL        ENDING
                                         DISTRIBUTIONS    ENDING     RETURN (3)    (IN 000'S)
------------------------------------------------------------------------------------------------
U.S. EQUITY FUNDS
U.S. MICRO CAP
    For the period ended 09/30/07 (1)       $   --         $17.04      11.15%      $ 81,596
    For the year ended 03/31/07              (1.79)         15.33      (1.35%)       84,405
    For the year ended 03/31/06              (0.35)         17.43      39.04%        78,058
    For the year ended 03/31/05              (0.68)         12.83      (8.17%)       69,246
    For the year ended 03/31/04                 --          14.69      97.45%        68,876
    For the year ended 03/31/03                 --           7.44     (31.62%)       35,625
U.S. EMERGING GROWTH
   For the period ended 09/30/07 (1)        $   --         $15.17      15.89%      $  8,622
   For the year ended 03/31/07               (0.93)         13.09       1.30%         7,409
   For the year ended 03/31/06               (0.01)         13.90      42.38%         6,721
   For the year ended 03/31/05                  --           9.77       1.66%        12,043
   For the year ended 03/31/04                  --           9.61      52.06%        32,095
   For the year ended 03/31/03                  --           6.32     (34.10%)       36,756
U.S. SMALL CAP VALUE
   For the period ended 09/30/07 (1)        $   --         $18.43      (4.46%)     $ 27,759
   For the year ended 03/31/07               (2.52)         19.29      10.21%        67,326
   For the year ended 03/31/06               (1.24)         19.85      21.97%       120,104
   For the year ended 03/31/05               (2.32)         17.40      11.91%        86,017
   For the year ended 03/31/04               (0.48)         17.64      77.64%        65,791
   For the year ended 03/31/03               (2.17)         10.23     (21.54%)       10,980
U.S. SYSTEMATIC LARGE CAP GROWTH
   For the period ended 09/30/07 (1)        $   --         $22.63      14.47%      $    994
   For the year ended 03/31/07                  --          19.77      10.69%           945
   For the year ended 03/31/06                  --          17.86      13.98%           667
   For the year ended 03/31/05                  --          15.67       4.05%           780
   For the year ended 03/31/04                  --          15.06      18.30%         3,518
   For the year ended 03/31/03                  --          12.73     (29.59%)       18,328
U.S. SMALL TO MID CAP GROWTH
   7/31/07 (Commenced) to 09/30/07 (1)      $   --         $10.75       7.50%(9)   $  5,727
U.S. CONVERTIBLE
   For the period ended 09/30/07 (1)        $(0.18)        $26.73      10.53%      $ 40,239
   For the year ended 03/31/07               (2.70)         24.35      10.79%        39,022
   For the year ended 03/31/06               (1.59)         24.57      17.15%        31,627
   For the year ended 03/31/05               (1.72)         22.44       4.62%        35,397
   For the year ended 03/31/04               (0.59)         23.11      34.15%        50,103
   For the year ended 03/31/03               (0.71)         17.72     (13.69%)       44,901

                                                                   RATIOS TO AVERAGE NET ASSETS (4)
                                        ---------------------------------------------------------------------------------
                                                                                                         EXPENSES NET OF    FUND'S
                                             NET                        EXPENSE        EXPENSES NET OF   REIMBURSEMENT/    PORTFOLIO
                                         INVESTMENT       TOTAL    (REIMBURSEMENTS)/   REIMBURSEMENT/      RECOUPMENT      TURNOVER
                                        INCOME (LOSS)   EXPENSES    RECOUPMENT (5)       RECOUPMENT        OFFSET (6)        RATE
------------------------------------------------------------------------------------------------------------------------------------
U.S. EQUITY FUNDS
U.S. MICRO CAP
    For the period ended 09/30/07 (1)      (1.08%)        1.55%            --               1.55%            1.30%            87%
    For the year ended 03/31/07            (0.75%)        1.58%            --               1.58%            1.19%           165%
    For the year ended 03/31/06            (0.78%)        1.64%         (0.07%)             1.57%            1.10%(10)       180%
    For the year ended 03/31/05            (0.72%)        1.63%         (0.07%)             1.56%            1.12%           266%
    For the year ended 03/31/04            (1.08%)        1.64%         (0.07%)             1.57%            1.19%(8)        298%
    For the year ended 03/31/03            (1.36%)        1.75%         (0.16%)             1.59%            1.55%(7)        164%
U.S. EMERGING GROWTH
   For the period ended 09/30/07 (1)       (0.37%)        1.19%            --               1.19%            0.64%            63%
   For the year ended 03/31/07             (0.54%)        1.21%            --               1.21%            0.72%           148%
   For the year ended 03/31/06             (1.04%)        1.89%         (0.39%)             1.50%            1.17%(10)       128%
   For the year ended 03/31/05             (0.75%)        1.63%         (0.17%)             1.46%            1.06%           142%
   For the year ended 03/31/04             (1.04%)        1.48%         (0.00%)             1.48%            1.26%(8)        166%
   For the year ended 03/31/03             (0.96%)        1.45%         (0.17%)             1.28%            1.26%(7)        118%
U.S. SMALL CAP VALUE
   For the period ended 09/30/07 (1)        1.66%         1.39%            --               1.39%            1.26%            17%
   For the year ended 03/31/07              0.33%         1.31%            --               1.31%            1.01%            55%
   For the year ended 03/31/06              0.60%         1.31%         (0.01%)             1.30%            0.98%(10)        53%
   For the year ended 03/31/05              0.11%         1.33%         (0.03%)             1.30%            1.13%            73%
   For the year ended 03/31/04              0.18%         1.35%         (0.01%)             1.34%            1.19%(8)        101%
   For the year ended 03/31/03              0.47%         1.54%         (0.26%)             1.28%            1.25%(7)        109%
U.S. SYSTEMATIC LARGE CAP GROWTH
   For the period ended 09/30/07 (1)       (0.15%)        1.12%            --               1.12%            1.05%            55%
   For the year ended 03/31/07              0.09%         1.13%            --               1.13%            1.05%           100%
   For the year ended 03/31/06              0.19%         1.67%         (0.53%)             1.14%            1.04%(10)       147%
   For the year ended 03/31/05              0.45%         1.66%         (0.54%)             1.12%            1.00%           197%
   For the year ended 03/31/04             (0.16%)        1.33%         (0.20%)             1.13%            0.93%(8)        172%
   For the year ended 03/31/03             (0.34%)        1.27%         (0.30%)             0.97%            0.95%(7)        193%
U.S. SMALL TO MID CAP GROWTH
   7/31/07 (Commenced) to 09/30/07 (1)     (0.45%)        0.88%            --               0.88%            0.83%            20%
U.S. CONVERTIBLE
   For the period ended 09/30/07 (1)         1.47%        1.01%            --               1.01%            0.86%            54%
   For the year ended 03/31/07               1.89%        1.02%            --               1.02%            0.85%            92%
   For the year ended 03/31/06               1.02%        1.14%         (0.11%)             1.03%            0.87%(10)        92%
   For the year ended 03/31/05               1.68%        1.10%         (0.08%)             1.02%            0.85%           102%
   For the year ended 03/31/04               2.57%        1.10%         (0.06%)             1.04%            1.00%(8)        103%
   For the year ended 03/31/03               3.17%        1.16%         (0.15%)             1.01%            1.00%(7)        114%

(1)  UNAUDITED.

(2) NET INVESTMENT INCOME PER SHARE IS CALCULATED BY DIVIDING NET INVESTMENT INCOME FOR THE PERIOD BY THE AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

(3)  TOTAL RETURNS ARE NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

(4) RATIOS ARE ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR. EXPENSE REIMBURSEMENTS REFLECT VOLUNTARY REDUCTIONS TO TOTAL EXPENSES, AS DISCUSSED IN THE NOTES TO FINANCIAL STATEMENTS. SUCH AMOUNTS WOULD DECREASE NET INVESTMENT INCOME (LOSS) RATIOS HAD SUCH REDUCTIONS NOT OCCURRED.

(5)  THE EXPENSE REIMBURSEMENT AGREEMENT WAS TERMINATED ON JANUARY 23, 2006.

(6)  NET EXPENSES INCLUDE CERTAIN ITEMS NOT SUBJECT TO EXPENSE REIMBURSEMENT.

(7) THE BOARD OF TRUSTEES APPROVED THE AMENDMENTS TO THE EXPENSE LIMITATION AGREEMENT WHEREBY OVERALL OPERATING EXPENSES (EXCLUDING TAXES, INTEREST, BROKERAGE AND EXTRAORDINARY EXPENSES), OF THE U.S. MICRO CAP, U.S. SYSTEMATIC LARGE CAP GROWTH, GLOBAL SELECT, INTERNATIONAL GROWTH, AND U.S. HIGH YIELD BOND DO NOT EXCEED 1.56%, 1.00%, 1.20%, 1.40%, AND 0.75% FOR THE PERIOD 04/01/02 TO 06/30/02, 1.56%, 0.90%, 1.05%, 1.15%, AND 0.75% PERIOD
     07/01/02 TO 01/21/03, 1.40%, 1.00%, 1.10%, 1.15%, AND 0.80% FOR THE PERIOD
     01/22/03 TO 03/31/03, RESPECTIVELY. U.S. EMERGING GROWTH, U.S. SMALL CAP VALUE, U.S. EQUITY GROWTH, CONVERTIBLE AND INTERNATIONAL GROWTH OPPORTUNITIES HAD RATES THROUGHOUT THE YEAR OF 1.25%, 1.30%, 1.00%, 1.00% AND 1.40% RESPECTIVELY.

(8) THE BOARD OF TRUSTEES APPROVED THE AMENDMENTS TO THE EXPENSES LIMITATION AGREEMENT WHERE BY OVERALL OPERATING EXPENSES (EXCLUDING TAXES, INTEREST, BROKERAGE AND EXTRAORDINARY EXPENSES), OF THE U.S. MICRO CAP, U.S. EMERGING GROWTH, U.S. SYSTEMATIC LARGE CAP GROWTH, U.S. EQUITY GROWTH, U.S. CONVERTIBLE, GLOBAL SELECT, INTERNATIONAL GROWTH, INTERNATIONAL GROWTH OPPORTUNITIES, AND U.S. HIGH YIELD BOND DO NOT EXCEED 1.40%, 1.25%, 1.00%, 1.00%, 1.00%, 1.10%, 1.15%, AND 0.60% FOR THE PERIOD 04/01/03 TO 07/28/03,
     1.56%, 1.48%, 1.12%, 1.23%, 1.02%, 1.16%, 1.41%, 1.56%, AND 0.63% FOR THE
     PERIOD 07/29/03 TO 03/31/04, RESPECTIVELY. U.S. SMALL CAP VALUE DOES NOT EXCEED 1.30% FOR THE PERIOD 04/01/03 TO 07/28/03, 1.45% FOR THE PERIOD 07/29/03 TO 02/23/04, 1.30% AND 1.65% FOR THE PERIOD 02/24/04 TO 03/31/04.

(9)  INCEPTION TO DATE RETURN.

(10) THE BOARD OF TRUSTEES APPROVED THE AMENDMENTS TO THE EXPENSE LIMITATION AGREEMENT WHEREBY OVERALL OPERATING EXPENSES (EXCLUDING TAXES, INTEREST, BROKERAGE AND EXTRAORDINARY EXPENSES), OF THE U.S. EMERGING GROWTH, GLOBAL SELECT, INTERNATIONAL GROWTH, INTERNATIONAL GROWTH OPPORTUNITIES, AND INTERNATIONAL ALL CAP GROWTH DO NOT EXCEED 1.20%, 1.15%, 1.39%, 1.42%, AND 1.15% FOR THE PERIOD 01/24/06 TO 03/31/06 RESPECTIVELY. U.S. MICRO CAP, U.S. SMALL CAP VALUE, U.S. SYSTEMATIC LARGE CAP GROWTH, U.S. CONVERTIBLE AND U.S. HIGH YIELD BOND HAD RATES THROUGHOUT THE YEAR OF 1.56%, 1.30%, 1.12%, 1.02% AND 0.63% RESPECTIVELY.

(11) THE U.S. EMERGING GROWTH FUND RECEIVED $28,454 FROM A SECURITY LITIGATION SETTLEMENT DURING THE YEAR WHICH IS REFLECTED IN REALIZED GAINS. THIS EVENT HAD A $0.05 PER SHARE IMPACT TO THE FUND.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
FINANCIAL HIGHLIGHTS

                                                                                                  DISTRIBUTIONS FROM:
                                                                                                -------------------------
                                      NET ASSET       NET            NET REALIZED   TOTAL FROM      NET          NET
                                       VALUE,     INVESTMENT        AND UNREALIZED  INVESTMENT  INVESTMENT     REALIZED
                                      BEGINNING  INCOME (LOSS) (2)    GAINS (LOSS)  OPERATIONS    INCOME    CAPITAL GAINS
-------------------------------------------------------------------------------------------------------------------------
GLOBAL EQUITY FUNDS
GLOBAL SELECT
For the period ended 09/30/07 (1)       $18.60       $ 0.10            $ 2.67         $ 2.77      $   --       $   --
   For the year ended 03/31/07           18.96         0.06              1.85           1.91          --        (2.27)
   For the year ended 03/31/06           16.09         0.03              3.97           4.00       (0.03)       (1.10)
   For the year ended 03/31/05           15.58         0.06              1.37           1.43          --        (0.92)
   For the year ended 03/31/04           10.26        (0.01)             5.33           5.32          --           --
   For the year ended 03/31/03           13.67        (0.02)            (3.39)         (3.41)         --           --
INTERNATIONAL GROWTH
   For the period ended 09/30/07 (1)    $22.35       $ 0.14            $ 4.74         $ 4.88      $  --        $   --
   For the year ended 03/31/07           22.69         0.07              2.86           2.93       (0.07)       (3.20)
   For the year ended 03/31/06           20.47         0.16              6.05           6.21          --        (3.99)
   For the year ended 03/31/05           19.09         0.08              1.72           1.80          --        (0.42)
   For the year ended 03/31/04           12.83         0.30              6.00           6.30       (0.04)          --
   For the year ended 03/31/03           17.17         0.12             (4.46)         (4.34)         --           --
INTERNATIONAL GROWTH OPPORTUNITIES
   For the period ended 09/30/07 (1)    $57.36       $ 0.11            $11.01         $11.12      $   --       $   --
   For the year ended 03/31/07           49.86         0.05              9.07           9.12          --        (1.62)
   For the year ended 03/31/06           35.01        (0.01)            15.10          15.09       (0.24)          --
   For the year ended 03/31/05           29.43         0.32              5.35           5.67       (0.09)          --
   For the year ended 03/31/04           17.39         0.18             11.86          12.04          --           --
   For the year ended 03/31/03           22.72         0.07             (5.40)         (5.33)         --           --
EMERGING MARKETS
   For the period ended 09/30/07 (1)    $12.79       $ 0.05            $ 4.04         $ 4.09      $   --       $   --
   8/21/06 (Commenced) to 03/31/07       10.00         0.02              2.84           2.86       (0.07)          --
INTERNATIONAL SYSTEMATIC
   For the period ended 09/30/07 (1)    $16.02       $ 0.11            $ 1.00         $ 1.11      $   --       $   --
   For the year ended 03/31/07           13.70         0.09              2.50           2.59       (0.02)       (0.25)
   7/06/05 (Commenced) to 03/31/06       10.00         0.06              3.81           3.87       (0.01)       (0.16)
INTERNATIONAL ALL CAP GROWTH
   For the period ended 09/30/07 (1)    $14.41       $ 0.09             $3.20         $ 3.29      $   --       $   --
   For the year ended 03/31/07           13.00         0.07              1.93           2.00       (0.08)       (0.51)
   For the year ended 03/31/06            9.08         0.01              3.92           3.93       (0.01)          --
   For the year ended 03/31/05            8.19         0.01              0.92           0.93          --        (0.04)
   For the year ended 03/31/04            4.84        (0.01)             3.36           3.35          --            --
   For the year ended 03/31/03            6.74        (0.03)            (1.87)         (1.90)         --            --
FIXED INCOME FUND
U.S. HIGH YIELD BOND
   For the period ended 09/30/07 (1)    $10.27       $ 0.35            $(0.24)        $ 0.11      $(0.39)      $   --
   For the year ended 03/31/07           10.00         0.73              0.30           1.03       (0.76)          --
   For the year ended 03/31/06           10.04         0.70              0.02           0.72       (0.76)          --
   For the year ended 03/31/05           10.34         0.85             (0.31)          0.54       (0.84)       (0.00)(13)
   For the year ended 03/31/04            9.65         0.86              0.63           1.49       (0.80)          --
   For the year ended 03/31/03            9.88         0.83             (0.23)          0.60       (0.83)          --

                                                     NET ASSET              NET ASSETS,
                                          TOTAL        VALUE,     TOTAL        ENDING
                                      DISTRIBUTIONS    ENDING   RETURN (3)  (IN 000'S)
---------------------------------------------------------------------------------------
GLOBAL EQUITY FUNDS
GLOBAL SELECT
For the period ended  09/30/07 (1)      $   --        $21.37      14.89%     $ 62,189
   For the year ended 03/31/07           (2.27)        18.60      10.64%       78,550
   For the year ended 03/31/06           (1.13)        18.96      25.76%       77,225
   For the year ended 03/31/05           (0.92)        16.09       9.27%       66,115
   For the year ended 03/31/04              --         15.58      51.85%       78,327
   For the year ended 03/31/03              --         10.26     (24.95%)      69,776
INTERNATIONAL GROWTH
   For the period ended
   09/30/07 (1)                         $   --        $27.23      21.83%     $  8,348
   For the year ended 03/31/07           (3.27)        22.35      13.80%       15,000
   For the year ended 03/31/06           (3.99)        22.69      33.63%       45,889
   For the year ended 03/31/05           (0.42)        20.47       9.49%       41,394
   For the year ended 03/31/04           (0.04)        19.09      49.17%       51,450
   For the year ended 03/31/03              --         12.83     (25.28%)      88,029
INTERNATIONAL GROWTH OPPORTUNITIES
   For the period ended 09/30/07 (1)    $   --        $68.48      19.39%     $133,179
   For the year ended 03/31/07           (1.62)        57.36      18.71%      104,003
   For the year ended 03/31/06           (0.24)        49.86      43.34%      107,749
   For the year ended 03/31/05           (0.09)        35.01      19.28%       55,462
   For the year ended 03/31/04              --         29.43      69.24%       54,015
   For the year ended 03/31/03              --         17.39     (23.46%)      65,351
EMERGING MARKETS
   For the period ended 09/30/07 (1)    $   --        $16.88      31.98%     $  2,274
   8/21/06 (Commenced) to 03/31/07       (0.07)        12.79      28.65%(9)        94
INTERNATIONAL SYSTEMATIC
   For the period ended 09/30/07 (1)    $   --        $17.13       6.93%     $ 30,662
   For the year ended 03/31/07           (0.27)        16.02      19.04%        4,623
   7/06/05 (Commenced) to 03/31/06       (0.17)        13.70      38.92%(9)     4,662
INTERNATIONAL ALL CAP GROWTH
   For the period ended 09/30/07 (1)    $   --        $17.70      22.83%     $  5,476
   For the year ended 03/31/07           (0.59)        14.41      15.75%       23,827
   For the year ended 03/31/06           (0.01)        13.00      43.28%       20,562
   For the year ended 03/31/05           (0.04)         9.08      11.34%       33,900
   For the year ended 03/31/04              --          8.19      69.21%       28,700
   For the year ended 03/31/03              --          4.84     (28.19%)      19,700
FIXED INCOME FUND
U.S. HIGH YIELD BOND
   For the period ended 09/30/07 (1)    $(0.39)       $ 9.99       1.12%     $ 55,456
   For the year ended 03/31/07           (0.76)        10.27      10.76%       63,925
   For the year ended 03/31/06           (0.76)        10.00       7.40%       81,187
   For the year ended 03/31/05           (0.84)        10.04       5.40%      131,677
   For the year ended 03/31/04           (0.80)        10.34      16.67%      102,110
   For the year ended 03/31/03           (0.83)         9.65       6.61%      120,182

                                                          RATIOS TO AVERAGE NET ASSETS (4)
                                      -------------------------------------------------------------------------
                                          NET                                       EXPENSES    EXPENSES NET OF    FUND'S
                                      INVESTMENT                  EXPENSE           NET OF      REIMBURSEMENT/   PORTFOLIO
                                        INCOME      TOTAL    (REIMBURSEMENTS)/  REIMBURSEMENT/    RECOUPMENT     TURNOVER
                                       (LOSS)     EXPENSES   RECOUPMENT (5)      RECOUPMENT      OFFSET (6)        RATE
--------------------------------------------------------------------------------------------------------------------------
GLOBAL EQUITY FUNDS
GLOBAL SELECT
For the period ended 09/30/07 (1)        0.95%     1.16%              --             1.16%          1.00%           37%
   For the year ended 03/31/07           0.35%     1.16%              --             1.16%          1.00%          105%
   For the year ended 03/31/06           0.16%     1.13%           (0.00%)           1.13%          0.88%(10)      139%
   For the year ended 03/31/05           0.41%     1.15%           (0.01%)           1.14%          0.95%          164%
   For the year ended 03/31/04          (0.05%)    1.28%           (0.10%)           1.18%          1.01%(8)       226%
   For the year ended 03/31/03          (0.16%)    1.42%           (0.27%)           1.15%          1.13%(7)       230%(11)
INTERNATIONAL GROWTH
   For the period ended
   09/30/07 (1)                          1.10%     1.38%              --             1.38%          0.88%           62%
   For the year ended 03/31/07           0.30%     1.41%              --             1.41%          1.14%          119%
   For the year ended 03/31/06           0.73%     1.37%           (0.00%)           1.37%          0.99%(10)      167%
   For the year ended 03/31/05           0.42%     1.39%           (0.00%)           1.39%          1.08%          203%
   For the year ended 03/31/04           1.35%     1.49%           (0.04%)           1.45%          1.19%(8)       186%
   For the year ended 03/31/03           0.76%     1.46%           (0.21%)           1.25%          1.23%(7)       203%
INTERNATIONAL GROWTH OPPORTUNITIES
   For the period ended 09/30/07 (1)     0.36%     1.40%              --             1.40%          1.16%           44%
   For the year ended 03/31/07           0.09%     1.43%              --             1.43%          1.18%          127%
   For the year ended 03/31/06          (0.02%)    1.38%           (0.00%)           1.38%          1.07%(10)      168%
   For the year ended 03/31/05           1.05%     1.42%           (0.00%)           1.42%          1.11%          110%
   For the year ended 03/31/04           0.74%     1.47%           (0.00%)           1.47%           1.28%(8)      124%
   For the year ended 03/31/03           0.36%     1.54%           (0.10%)           1.44%           1.42%(7)      129%
EMERGING MARKETS
   For the period ended 09/30/07 (1)     0.66%     1.41%              --             1.41%          1.30%           82%
   8/21/06 (Commenced) to 03/31/07       0.23%     1.63%              --             1.63%          1.52%           22%
INTERNATIONAL SYSTEMATIC
   For the period ended 09/30/07 (1)     2.13%     1.01%              --             1.01%          0.87%          105%
   For the year ended 03/31/07           0.70%     0.93%(14)          --             0.93%          0.70%          210%
   7/06/05 (Commenced) to 03/31/06       0.78%     2.94%           (1.69%)           1.25%          1.11%(12)      103%
INTERNATIONAL ALL CAP GROWTH
   For the period ended 09/30/07 (1)     0.95%     1.15%              --             1.15%          1.01%           55%
   For the year ended 03/31/07           0.49%     1.18%              --             1.18%          1.04%          118%
   For the year ended 03/31/06           0.08%     1.89%           (0.47%)           1.42%          1.39%(10)      196%
   For the year ended 03/31/05          (0.42%)    2.07%           (0.59%)           1.48%          1.48%          166%
   For the year ended 03/31/04          (0.87%)    2.25%           (0.77%)           1.48%          1.48%          153%
   For the year ended 03/31/03          (1.37%)    2.47%           (0.98%)           1.49%          1.49%(15)      190%
FIXED INCOME FUND
U.S. HIGH YIELD BOND
   For the period ended 09/30/07 (1)     6.90%     0.86%              --             0.86%          0.63%           36%
   For the year ended 03/31/07           7.21%     0.64%              --             0.64%          0.52%(16)       92%
   For the year ended 03/31/06           6.70%     0.82%           (0.18%)           0.64%          0.56%(10)      112%
   For the year ended 03/31/05           7.82%     0.82%           (0.19%)           0.63%          0.60%          123%
   For the year ended 03/31/04           8.43%     0.87%           (0.23%)           0.64%          0.61%(8)       134%
   For the year ended 03/31/03           8.78%     1.01%           (0.24%)           0.77%          0.77%(7)       137%

(1)  UNAUDITED.

(2) NET INVESTMENT INCOME PER SHARE IS CALCULATED BY DIVIDING NET INVESTMENT INCOME FOR THE PERIOD BY THE AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

(3)  TOTAL RETURNS ARE NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

(4) RATIOS ARE ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR. EXPENSE REIMBURSEMENTS REFLECT VOLUNTARY REDUCTIONS TO TOTAL EXPENSES, AS DISCUSSED IN THE NOTES TO FINANCIAL STATEMENTS. SUCH AMOUNTS WOULD DECREASE NET INVESTMENT INCOME (LOSS) RATIOS HAD SUCH REDUCTIONS NOT OCCURRED.

(5)  THE EXPENSE REIMBURSEMENT AGREEMENT WAS TERMINATED ON JANUARY 23, 2006.

(6)  NET EXPENSES INCLUDE CERTAIN ITEMS NOT SUBJECT TO EXPENSE REIMBURSEMENT.

(7) THE BOARD OF TRUSTEES APPROVED THE AMENDMENTS TO THE EXPENSE LIMITATION AGREEMENT WHEREBY OVERALL OPERATING EXPENSES (EXCLUDING TAXES, INTEREST, BROKERAGE AND EXTRAORDINARY EXPENSES), OF THE U.S. MICRO CAP, U.S. SYSTEMATIC LARGE CAP GROWTH, GLOBAL SELECT, INTERNATIONAL GROWTH, AND U.S. HIGH YIELD BOND DO NOT EXCEED 1.56%, 1.00%, 1.20%, 1.40%, AND 0.75% FOR THE PERIOD 04/01/02 TO 06/30/02, 1.56%, 0.90%, 1.05%, 1.15%, AND 0.75% PERIOD
     07/01/02 TO 01/21/03, 1.40%, 1.00%, 1.10%, 1.15%, AND 0.80% FOR THE PERIOD
     01/22/03 TO 03/31/03, RESPECTIVELY. U.S. EMERGING GROWTH, U.S. SMALL CAP VALUE, U.S. EQUITY GROWTH, CONVERTIBLE AND INTERNATIONAL GROWTH OPPORTUNITIES HAD RATES THROUGHOUT THE YEAR OF 1.25%, 1.30%, 1.00%, 1.00% AND 1.40% RESPECTIVELY.

(8) THE BOARD OF TRUSTEES APPROVED THE AMENDMENTS TO THE EXPENSES LIMITATION AGREEMENT WHERE BY OVERALL OPERATING EXPENSES (EXCLUDING TAXES, INTEREST, BROKERAGE AND EXTRAORDINARY EXPENSES), OF THE U.S. MICRO CAP, U.S. EMERGING GROWTH, U.S. SYSTEMATIC LARGE CAP GROWTH, U.S. EQUITY GROWTH, U.S. CONVERTIBLE, GLOBAL SELECT, INTERNATIONAL GROWTH, INTERNATIONAL GROWTH OPPORTUNITIES, AND U.S. HIGH YIELD BOND DO NOT EXCEED 1.40%, 1.25%, 1.00%, 1.00%, 1.00%, 1.10%, 1.15%, AND 0.60% FOR THE PERIOD 04/01/03 TO 07/28/03,
     1.56%, 1.48%, 1.12%, 1.23%, 1.02%, 1.16%, 1.41%, 1.56%, AND 0.63% FOR THE
     PERIOD 07/29/03 TO 03/31/04, RESPECTIVELY. U.S. SMALL CAP VALUE DOES NOT EXCEED 1.30% FOR THE PERIOD 04/01/03 TO 07/28/03, 1.45% FOR THE PERIOD 07/29/03 TO 02/23/04, 1.30% AND 1.65% FOR THE PERIOD 02/24/04 TO 03/31/04.

(9)  INCEPTION TO DATE RETURN.

(10) THE BOARD OF TRUSTEES APPROVED THE AMENDMENTS TO THE EXPENSE LIMITATION AGREEMENT WHEREBY OVERALL OPERATING EXPENSES (EXCLUDING TAXES, INTEREST, BROKERAGE AND EXTRAORDINARY EXPENSES), OF THE U.S. EMERGING GROWTH, GLOBAL SELECT, INTERNATIONAL GROWTH, INTERNATIONAL GROWTH OPPORTUNITIES, AND INTERNATIONAL ALL CAP GROWTH DO NOT EXCEED 1.20%, 1.15%, 1.39%, 1.42%, AND 1.15% FOR THE PERIOD 01/24/06 TO 03/31/06 RESPECTIVELY. U.S. MICRO CAP, U.S. SMALL CAP VALUE, U.S. SYSTEMATIC LARGE CAP GROWTH, U.S. CONVERTIBLE AND U.S. HIGH YIELD BOND HAD RATES THROUGHOUT THE YEAR OF 1.56%, 1.30%, 1.12%, 1.02% AND 0.63% RESPECTIVELY.

(11) DUE TO THE REALIGNMENT OF THE FUND'S PORTFOLIO IN CONNECTION WITH THE COMBINATION WITH GLOBAL TECHNOLOGY FUND AND GLOBAL HEALTHCARE FUND, THE COST OF PURCHASES OF $27,251,277 AND PROCEEDS FROM SALES OF $35,006,695 HAVE BEEN EXCLUDED FROM THE PORTFOLIO TURNOVER CALCULATION.

(12) THE BOARD OF TRUSTEES APPROVED THE AMENDMENTS TO THE EXPENSES LIMITATION AGREEMENT WHERE BY OVERALL OPERATING EXPENSES (EXCLUDING TAXES, INTEREST, BROKERAGE AND EXTRAORDINARY EXPENSES), OF THE INTERNATIONAL SYSTEMATIC FUND DO NOT EXCEED 1.75% FOR THE PERIOD 07/06/05 TO 07/31/05 AND 1.20% FOR THE PERIOD 08/01/05 TO 09/30/05, RESPECTIVELY.

(13) LESS THAN ONE PENNY PER SHARE.

(14) FOR THE PERIOD FROM 11/28/06 TO 12/21/06 THE UNITARY FEES FOR INTERNATIONAL SYSTEMATIC FUND CLASS I WERE REDUCED FROM 0.48% TO 0.23%. THE UNITARY FEES WERE RESUMED TO 0.48% THROUGH MARCH 31, 2007.

(15) FOR THE YEAR ENDED MARCH 31, 2003 RATIOS INCLUDE 12B-1 FEES FROM CLASS R WHICH WERE EXCHANGED TO CLASS I SHARES ON SEPTEMBER 30, 2002. HAD THOSE FEES NOT BEEN INCLUDED, THE EXPENSE AND NET INVESTMENT INCOME LOSS RATIOS WOULD HAVE BEEN 1.48% AND (1.38%) RESPECTIVELY.

(16) FOR THE YEAR ENDED MARCH 31, 2007 RATIOS DO NOT INCLUDE ONE TIME EXPENSE CREDIT. HAD THIS CREDIT BEEN INCLUDED, THE EXPENSE RATIOS WOULD HAVE BEEN DECREASED BY 0.07%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
FINANCIAL HIGHLIGHTS

For a Class II share outstanding during the period indicated

                                                                                                   DISTRIBUTIONS FROM:
                                                                                               ---------------------------
                                                                     NET REALIZED
                                       NET ASSET         NET              AND      TOTAL FROM      NET
                                         VALUE,       INVESTMENT      UNREALIZED   INVESTMENT  INVESTMENT     NET REALIZED
                                       BEGINNING  INCOME (LOSS) (2)  GAINS (LOSS)  OPERATIONS    INCOME      CAPITAL GAINS
-----------------------------------------------------------------------------------------------------------------------
U.S. EQUITY FUNDS
U.S. MICRO CAP
   For the period ended 09/30/07 (1)     $15.44        $ (0.07)         $ 1..81       $ 1.74      $   --         $    --
   For the year ended 03/31/07            17.50          (0.08)          (0..19)       (0.27)         --           (1.79)
   For the year ended 03/31/06            12.85          (0.09)           5..09         5.00          --           (0.35)
   09/30/04 (commenced) to 03/31/05       12.49          (0.03)           1..07         1.04          --           (0.68)
U.S. SYSTEMATIC LARGE CAP GROWTH
   For the period ended 09/30/07 (1)     $19.67        $  0.00(7)       $ 2..86       $ 2.86      $   --         $    --
   For the year ended 03/31/07            17.75           0.05            1..87         1.92       (0.00)(7)          --
   09/30/05 (Commenced) to 03/31/06       16.35           0.02            1..51         1.53       (0.13)             --
U.S. CONVERTIBLE
   For the period ended 09/30/07 (1)     $24.36        $  0.21          $ 2..36       $ 2.57      $(0.19)        $    --
   For the year ended 03/31/07            24.58           0.47            2..04         2.51       (0.50)          (2.23)
   09/30/05 (Commenced) to 03/31/06       23.97           0.30            1..63         1.93       (0.28)          (1.04)
GLOBAL FUNDS
GLOBAL SELECT
   For the period ended 09/30/07 (1)     $18.61        $  0.09          $ 2..69       $ 2.78      $   --         $    --
   For the year ended 03/31/07            18.97           0.08            1..84         1.92       (0.01)          (2.27)
   For the year ended 03/31/06            16.09           0.04            3..98         4.02       (0.04)          (1.10)
   For the year ended 03/31/05            15.58           0.07            1..36         1.43          --           (0.92)
   6/30/03 (Commenced) to 03/31/04        12.12          (0.01)           3..47         3.46          --              --
INTERNATIONAL GROWTH
   For the period ended 09/30/07 (1)     $22.36        $  0.25          $ 4..11       $ 4.36      $   --         $    --
   For the year ended 03/31/07            22.71           0.14            2..86         3.00       (0.15)          (3.20)
   1/23/06 (Commenced) to 03/31/06        21.64           1.85           (0..78)        1.07          --              --
INTERNATIONAL GROWTH OPPORTUNITIES
   For the period ended 09/30/07 (1)     $57.63        $  0.17          $11..05       $11.22      $   --         $    --
   For the year ended 03/31/07            50.01           0.02            9..22         9.24          --           (1.62)
   For the year ended 03/31/06            35.02           0.13           15..06        15.19       (0.20)             --
   For the year ended 03/31/05            29.47           0.38            5..32         5.70       (0.15)             --
   6/05/03 (Commenced) to 03/31/04        20.85           0.14            8..48         8.62          --              --
EMERGING MARKETS
   For the period ended 09/30/07 (1)     $12.78        $  0.04          $ 4..06       $ 4.10      $   --         $    --
   03/27/07 (Commenced) to 03/31/07       12.61           0.00(7)         0..17         0.17          --              --
INTERNATIONAL SYSTEMATIC
   For the period ended 09/30/07 (1)     $16.00        $  0.08          $ 1..05       $ 1.13      $   --         $    --
   12/22/06 (Commenced) to 03/31/07       15.48           0.07            0..45         0.52          --              --

                                                     NET ASSET
                                         TOTAL         VALUE,      TOTAL
                                      DISTRIBUTIONS    ENDING   RETURN (3)
---------------------------------------------------------------------------
U.S. EQUITY FUNDS
U.S. MICRO CAP
   For the period ended 09/30/07 (1)     $   --        $17.18     11.27%
   For the year ended 03/31/07            (1.79)        15.44     (1.11%)
   For the year ended 03/31/06            (0.35)        17.50     39.37%
   09/30/04 (commenced) to 03/31/05       (0.68)        12.85      8.17%(9)
U.S. SYSTEMATIC LARGE CAP GROWTH
   For the period ended 09/30/07 (1)     $   --        $22.53     14.54%
   For the year ended 03/31/07            (0.00)        19.67     10.83%
   09/30/05 (Commenced) to 03/31/06       (0.13)        17.75      9.43%(9)
U.S.CONVERTIBLE
   For the period ended 09/30/07 (1)     $(0.19)       $26.74     10.58%
   For the year ended 03/31/07            (2.73)        24.36     10.92%
   09/30/05 (Commenced) to 03/31/06       (1.32)        24.58      8.47%(9)
GLOBAL FUNDS
GLOBAL SELECT
   For the period ended 09/30/07 (1)     $   --        $21.39     14.94%
   For the year ended 03/31/07            (2.28)        18.61     10.67%
   For the year ended 03/31/06            (1.14)        18.97     25.90%
   For the year ended 03/31/05            (0.92)        16.09      9.27%
   6/30/03 (Commenced) to 03/31/04           --         15.58     28.55%(9)
INTERNATIONAL GROWTH
   For the period ended 09/30/07 (1)     $   --        $26.72     19.50%
   For the year ended 03/31/07            (3.35)        22.36     14.12%
   1/23/06 (Commenced) to 03/31/06           --         22.71      4.94%(9)
INTERNATIONAL GROWTH OPPORTUNITIES
   For the period ended 09/30/07 (1)     $   --        $68.85     19.47%
   For the year ended 03/31/07            (1.62)        57.63     18.90%
   For the year ended 03/31/06            (0.20)        50.01     43.55%
   For the year ended 03/31/05            (0.15)        35.02     19.40%
   6/05/03 (Commenced) to 03/31/04           --         29.47     41.34%(9)
EMERGING MARKETS
   For the period ended 09/30/07 (1)     $   --        $16.88     32.08%
   03/27/07 (Commenced) to 03/31/07          --         12.78      1.35%(9)
INTERNATIONAL SYSTEMATIC
   For the period ended 09/30/07 (1)     $   --        $17.13      7.06%
   12/22/06 (Commenced) to 03/31/07          --         16.00      3.36%(9)

                                                                       RATIOS TO AVERAGE NET ASSETS (4)
                                                  -----------------------------------------------------------------------
                                                                                              EXPENSES    EXPENSES NET OF  FUND'S
                                      NET ASSETS,      NET                    EXPENSE          NET OF      REIMBURSEMENT/ PORTFOLIO
                                         ENDING     INVESTMENT   TOTAL   (REIMBURSEMENTS)/ REIMBURSEMENT/    RECOUPMENT   TURNOVER
                                      (IN 000'S)  INCOME (LOSS) EXPENSES   RECOUPMENT (5)  RECOUPMENT (5)    OFFSET (6)     RATE
-----------------------------------------------------------------------------------------------------------------------------------
U.S. EQUITY FUNDS
U.S. MICRO CAP
   For the period ended 09/30/07 (1)    $  2,940     (0.83%)      1.30%           --            1.30%          1.05%          87%
   For the year ended 03/31/07             2,692     (0.49%)      1.32%           --            1.32%          0.91%         165%
   For the year ended 03/31/06             5,875     (0.56%)      1.40%        (0.09%)          1.31%          0.85%(8)      180%
   09/30/04 (commenced) to 03/31/05       15,200     (0.41%)      1.37%        (0.06%)          1.31%          0.97%         266%
U.S. SYSTEMATIC LARGE CAP GROWTH
   For the period ended 09/30/07 (1)    $ 14,050     (0.01%)      0.97%           --            0.97%          0.90%          55%
   For the year ended 03/31/07            10,040      0.28%       0.98%           --            0.98%          0.91%         100%
   09/30/05 (Commenced) to 03/31/06        3,743      0.27%       1.37%        (0.37%)          1.00%          0.94%(8)      147%
U.S.CONVERTIBLE
   For the period ended 09/30/07 (1)    $  9,686      1.64%       0.91%           --            0.91%          0.76%          54%
   For the year ended 03/31/07             7,880      2.05%       0.92%           --            0.92%          0.75%          92%
   09/30/05 (Commenced) to 03/31/06        3,634      2.26%       1.01%        (0.09%)          0.92%          0.77%(8)       92%
GLOBAL FUNDS
GLOBAL SELECT
   For the period ended 09/30/07 (1)    $100,437      0.89%       1.11%           --            1.11%          0.95%          37%
   For the year ended 03/31/07            90,871      0.44%       1.11%           --            1.11%          0.95%         105%
   For the year ended 03/31/06           100,610      0.21%       1.08%           --            1.08%          0.83%(8)      139%
   For the year ended 03/31/05            69,548      0.44%       1.10%        (0.01%)          1.09%          0.90%         164%
   6/30/03 (Commenced) to 03/31/04        35,817     (0.08%)      1.24%        (0.12%)          1.12%          0.94%         226%
INTERNATIONAL GROWTH
   For the period ended 09/30/07 (1)    $ 10,042      1.61%       0.98%           --            0.98%          0.70%          62%
   For the year ended 03/31/07            52,420      0.64%       1.02%           --            1.02%          0.75%         119%
   1/23/06 (Commenced) to 03/31/06        56,501      1.21%       0.99%           --            0.99%          0.73%(8)      167%
INTERNATIONAL GROWTH OPPORTUNITIES
   For the period ended 09/30/07 (1)    $ 51,148      0.51%       1.26%           --            1.26%          1.03%          44%
   For the year ended 03/31/07            73,640      0.05%       1.28%           --            1.28%          1.03%         127%
   For the year ended 03/31/06            32,565      0.36%       1.22%           --            1.22%          0.91%(8)      168%
   For the year ended 03/31/05            35,233      1.19%       1.27%           --            1.27%          0.97%         110%
   6/05/03 (Commenced) to 03/31/04        60,394      0.66%       1.29%           --            1.29%          1.11%         124%
EMERGING MARKETS
   For the period ended 09/30/07 (1)    $ 32,247      0.44%       1.29%           --            1.29%          1.20%          82%
   03/27/07 (Commenced) to 03/31/07       39,081      1.28%       1.18%           --            1.18%          1.18%          22%
INTERNATIONAL SYSTEMATIC
   For the period ended 09/30/07 (1)    $ 33,779      1.82%       0.86%           --            0.86%          0.72%         105%
   12/22/06 (Commenced) to 03/31/07       12,722      1.33%       0.85%           --            0.85%          0.55%         210%

(1)  UNAUDITED.

(2) NET INVESTMENT INCOME PER SHARE IS CALCULATED BY DIVIDING NET INVESTMENT INCOME FOR THE PERIOD BY THE AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

(3)  TOTAL RETURNS ARE NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

(4) RATIOS ARE ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR. EXPENSE REIMBURSEMENTS REFLECT VOLUNTARY REDUCTIONS TO TOTAL EXPENSES, AS DISCUSSED IN THE NOTES TO FINANCIAL STATEMENTS. SUCH AMOUNTS WOULD DECREASE NET INVESTMENT INCOME (LOSS) RATIOS HAD SUCH REDUCTIONS NOT OCCURRED.

(5)  THE EXPENSE REIMBURSEMENT AGREEMENT WAS TERMINATED ON JANUARY 23, 2006.

(6)  NET EXPENSES INCLUDE CERTAIN ITEMS NOT SUBJECT TO EXPENSE REIMBURSEMENT.

(7)  LESS THAN ONE PENNY PER SHARE.

(8) THE BOARD OF TRUSTEES APPROVED THE AMENDMENTS TO THE EXPENSE LIMITATION AGREEMENT WHEREBY OVERALL OPERATING EXPENSES (EXCLUDING TAXES, INTEREST, BROKERAGE AND EXTRAORDINARY EXPENSES), OF THE U.S. SYSTEMATIC LARGE CAP GROWTH CLASS II, GLOBAL SELECT CLASS II, INTERNATIONAL GROWTH CLASS II AND INTERNATIONAL GROWTH OPPORTUNITIES CLASS II DO NOT EXCEED 0.97%, 1.10%, 0.99% AND 1.27% FOR THE PERIOD 01/24/06 TO 03/31/06 RESPECTIVELY. U.S. MICRO CAP CLASS II HAD RATE OF 1.31% THROUGHOUT THE YEAR. U.S. CONVERTIBLE FUND CLASS II HAD RATE OF 0.92% SINCE INCEPTION 09.30.05.

(9)  INCEPTION TO DATE RETURN.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
FINANCIAL HIGHLIGHTS
For a Class III share outstanding during the period indicated

                                                                                                  DISTRIBUTIONS FROM:
                                                                                               -------------------------
                                      NET ASSET        NET          NET REALIZED   TOTAL FROM      NET          NET
                                        VALUE,      INVESTMENT     AND UNREALIZED  INVESTMENT  INVESTMENT    REALIZED
                                      BEGINNING  INCOME (LOSS)(2)   GAINS (LOSS)   OPERATIONS    INCOME    CAPITAL GAINS
------------------------------------------------------------------------------------------------------------------------
GLOBAL FUNDS
INTERNATIONAL GROWTH OPPORTUNITIES
   For the period ended 09/30/07 (1)    $57.50       $ 0.33             10.88         11.21      $   --       $   --
   For the year ended 03/31/07           49.87         0.24              9.01          9.25          --        (1.62)
   09/30/05 (Commenced) to 03/31/06      39.26        (0.10)            11.03         10.93       (0.32)          --
INTERNATIONAL SYSTEMATIC
   For the period ended 09/30/07 (1)    $16.01       $ 0.12              1.02          1.14      $   --       $   --
   12/21/06 (Commenced) to 03/31/07      15.36         0.09              0.56          0.65          --           --

For a Class IV share outstanding during the period indicated

                                                                                                  DISTRIBUTIONS FROM:
                                                                                               -------------------------
                                      NET ASSET        NET          NET REALIZED   TOTAL FROM      NET          NET
                                        VALUE,      INVESTMENT     AND UNREALIZED  INVESTMENT  INVESTMENT    REALIZED
                                      BEGINNING  INCOME (LOSS)(2)   GAINS (LOSS)   OPERATIONS    INCOME    CAPITAL GAINS
------------------------------------------------------------------------------------------------------------------------
U.S. EQUITY FUND
U.S. CONVERTIBLE
   For the period ended 09/30/07 (1)    $24.37       $  0.11             2.48          2.59      $(0.21)      $   --
   12/30/06 (Commenced) to 03/31/07      23.47          0.12             0.91          1.03       (0.13)          --

                                     NET ASSET              NET ASSETS,
                          TOTAL        VALUE,      TOTAL       ENDING
                      DISTRIBUTIONS    ENDING   RETURN (3)   (IN 000'S)
-------------------------------------------------------------------------
GLOBAL FUNDS
INTERNATIONAL GROWTH
   OPPORTUNITIES
   For the period
      ended
      09/30/07 (1)        $   --       $68.71    19.50%      $  3,234
   For the year
      ended 03/31/07       (1.62)       57.50    19.00%         4,694
   09/30/05
      (Commenced)
      to 03/31/06          (0.32)       49.87    28.05%(8)      6,771
INTERNATIONAL
   SYSTEMATIC
   For the period
      ended
      09/30/07 (1)        $   --       $17.15     7.12%      $ 58,447
   12/21/06
      (Commenced)
      to 03/31/07             --        16.01     4.23%(8)     54,604

                                               RATIOS TO AVERAGE NET ASSETS (4)
                      ----------------------------------------------------------------------------
                                                                                   EXPENSES NET OF    FUND'S
                            NET                     EXPENSE       EXPENSES NET OF   REIMBURSEMENT/  PORTFOLIO
                        INVESTMENT     TOTAL   (REIMBURSEMENTS)/   REIMBURSEMENT/     RECOUPMENT     TURNOVER
                      INCOME (LOSS)  EXPENSES    RECOUPMENT (5)      RECOUPMENT       OFFSET (6)       RATE
-------------------------------------------------------------------------------------------------------------
GLOBAL FUNDS
INTERNATIONAL GROWTH
   OPPORTUNITIES
   For the period
      ended
      09/30/07 (1)        0.96%        1.21%           --               1.21%            0.98%          44%
   For the year
      ended 03/31/07      0.46%        1.23%           --               1.23%            0.97%         127%
   09/30/05
      (Commenced)
      to 03/31/06         0.46%        1.18%           --               1.18%            0.87%(7)      168%
INTERNATIONAL
   SYSTEMATIC
   For the period
      ended
      09/30/07 (1)        2.36%        0.77%           --               0.77%            0.63%         105%
   12/21/06
      (Commenced)
      to 03/31/07         1.95%        0.76%           --               0.76%            0.46%         210%

                                     NET ASSET              NET ASSETS,
                          TOTAL        VALUE,      TOTAL       ENDING
                      DISTRIBUTIONS    ENDING   RETURN (3)   (IN 000'S)
-------------------------------------------------------------------------
U.S. EQUITY FUND
U.S. CONVERTIBLE
   For the period
      ended
      09/30/07 (1)        $(0.21)      $26.75    10.66%      $106,398
   12/30/06
      (Commenced)
      to 03/31/07          (0.13)       24.37     4.39%(8)     97,007

                                       RATIOS TO AVERAGE NET ASSETS (4)
                      ----------------------------------------------------------------------------
                                                                                   EXPENSES NET OF    FUND'S
                            NET                     EXPENSE       EXPENSES NET OF   REIMBURSEMENT/  PORTFOLIO
                        INVESTMENT     TOTAL   (REIMBURSEMENTS)/   REIMBURSEMENT/     RECOUPMENT     TURNOVER
                      INCOME (LOSS)  EXPENSES    RECOUPMENT (5)      RECOUPMENT       OFFSET (6)       RATE
-------------------------------------------------------------------------------------------------------------
U.S. EQUITY FUND
U.S. CONVERTIBLE
   For the period
      ended
      09/30/07 (1)        1.72%        0.76%           --                0.76%            0.62%         54%
   12/30/06
      (Commenced)
      to 03/31/07         1.97%        0.77%           --                0.77%            0.60%         92%

(1)  UNAUDITED.

(2) NET INVESTMENT INCOME PER SHARE IS CALCULATED BY DIVIDING NET INVESTMENT INCOME FOR THE PERIOD BY THE AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

(3)  TOTAL RETURNS ARE NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

(4) RATIOS ARE ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR. EXPENSE REIMBURSEMENTS REFLECT VOLUNTARY REDUCTIONS TO TOTAL EXPENSES, AS DISCUSSED IN THE NOTES TO FINANCIAL STATEMENTS. SUCH AMOUNTS WOULD DECREASE NET INVESTMENT INCOME (LOSS) RATIOS HAD SUCH REDUCTIONS NOT OCCURRED.

(5)  THE EXPENSE REIMBURSEMENT AGREEMENT WAS TERMINATED ON JANUARY 23, 2006.

(6)  NET EXPENSES INCLUDE CERTAIN ITEMS NOT SUBJECT TO EXPENSE REIMBURSEMENT.

(7) THE BOARD OF TRUSTEES APPROVED THE AMENDMENTS TO THE EXPENSES LIMITATION AGREEMENT WHERE BY OVERALL OPERATING EXPENSES (EXCLUDING TAXES, INTEREST, BROKERAGE AND EXTRAORDINARY EXPENSES), INTERNATIONAL GROWTH OPPORTUNITIES FUND CLASS III DO NOT EXCEED 1.22% FOR THE PERIOD 01/24/06 TO 03/31/06.

(8)  INCEPTION TO DATE RETURN.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES

                                                                                              U.S. SYSTEMATIC   U.S. SMALL TO
                                                               U.S. EMERGING  U.S. SMALL CAP     LARGE CAP         MID CAP
SEPTEMBER 30, 2007 (UNAUDITED)                 U.S. MICRO CAP     GROWTH           VALUE          GROWTH       GROWTH FUND (1)
-------------------------------------------------------------------------------------------------------------------------------
Assets
   Investments, at value*                       $85,344,540     $17,038,227    $27,666,623     $ 22,155,815       $5,771,203
   Foreign currencies, at value**                        --              --             --               --               --
   Cash                                                  --              --             --               --               --
   Receivables:
      Investment securities sold                     30,487           3,813             --               12           42,554
      Capital shares sold                           113,175          45,807          6,190           16,270               --
      Dividends                                      10,594           1,889         41,176           10,044            1,468
      Foreign taxes receivable                           --              --             --               --               --
      Interest                                           --              --             --               --               --
      Expense offset                                 49,408          11,529        105,516            3,965               --
   Other assets                                         421              51            342               81               --
                                                -----------     -----------    -----------     ------------       -----------
Total assets                                     85,548,625      17,101,316     27,819,847       22,186,187        5,815,225
                                                -----------     -----------    -----------     ------------       -----------
Liabilities
   Payables:
      Bank overdraft                            $        --     $        --    $        --     $         --        $      --
      Investments purchased                         775,275         121,294             --          219,200           83,556
      Capital shares redeemed                       134,562          26,443         22,400            7,954               --
      Collateral on securities loaned                    --       4,429,950             --               --               --
      Distributions fee                                  --              --             --               --               --
      To investment advisor and administrator        62,753           6,931         17,105            7,265            2,090
   Accrued Expenses and other liabilites             40,295           5,417         21,426           11,388            2,108
                                                -----------     -----------    -----------     ------------       -----------
Total Liabilities                                 1,012,885       4,590,035         60,931          245,807           87,754
                                                -----------     -----------    -----------     ------------       -----------
NET ASSETS                                       84,535,740      12,511,281     27,758,916       21,940,380        5,727,471
                                                ===========     ===========    ===========     ============       ===========
* Investments, at cost                           70,479,519      14,515,203     26,448,953       18,498,536        5,284,364
                                                ===========     ===========    ===========     ============       ===========
** Foreign currencies, at cost                           --              --             --               --               --
                                                ===========     ===========    ===========     ============       ===========
Net Assets Consist of:
   Paid-in capital                              $59,373,305     $15,277,034    $   (58,455)    $ 25,322,477       $5,326,714
   Undistributed net investment income (loss)      (482,066)        (25,926)       518,314            1,926           (4,057)
   Accumulated net realized gain (loss) on
      investments and foreign currencies         10,779,480      (5,262,851)    26,081,387       (7,041,302)         (82,025)
   Net unrealized depreciation of investments
      and of other assets and liabilities
      denominated in foreign currencies          14,865,021       2,523,024      1,217,670        3,657,279          486,839
                                                -----------     -----------    -----------     ------------       -----------
Net Assets applicable to all shares
   outstanding                                  $84,535,740     $12,511,281    $27,758,916     $ 21,940,380       $5,727,471
                                                ===========     ===========    ===========     ============       ===========
   Net Assets of Class I shares                 $81,596,152     $ 8,622,452    $27,758,916     $    994,431       $5,727,471
   Net Assets of Class II shares                  2,939,588              --             --       14,050,192               --
   Net Assets of Class III shares                        --              --             --               --               --
   Net Assets of Class IV shares                         --              --             --               --               --
   Net Assets of Class R shares                          --       3,888,829             --        6,895,757               --
                                                ===========     ===========    ===========     ============       ===========
   Class I Shares outstanding                     4,789,131         568,364      1,505,973           43,938          532,674
   Class II Shares outstanding                      171,080              --             --          623,545               --
   Class III Shares outstanding                          --              --             --               --               --
   Class IV Shares outstanding                           --              --             --               --               --
   Class R Shares outstanding                            --         261,546             --          310,552               --
                                                ===========     ===========    ===========     ============       ===========
Net Asset Value -- Class I Share                $     17.04     $     15.17    $     18.43     $      22.63       $    10.75
Net Asset Value -- Class II Share               $     17.18     $        --    $        --     $      22.53       $       --
Net Asset Value -- Class III Share              $        --     $        --    $        --     $         --       $       --
Net Asset Value -- Class IV Share               $        --     $        --    $        --     $         --       $       --
Net Asset Value -- Class R Share                $        --     $     14.87    $        --     $      22.20       $       --
                                                ===========     ===========    ===========     ============       ===========

                                                                                         INTERNATIONAL
                                                   U.S.         GLOBAL     NTERNATIONAL      GROWTH
SEPTEMBER 30, 2007 (UNAUDITED)                 CONVERTIBLE      SELECT       GROWTH      OPPORTUNITIES
------------------------------------------------------------------------------------------------------
Assets
   Investments, at value*                      $156,264,103  $173,800,900  $ 21,102,797   $223,680,073
   Foreign currencies, at value**                        --         9,472         3,845      2,078,353
   Cash                                                  --         9,602         3,043             --
   Receivables:
      Investment securities sold                  2,613,750     1,912,168       564,160     19,761,965
      Capital shares sold                           370,894       134,109       100,597         91,856
      Dividends                                          --       233,469        27,566        179,207
      Foreign taxes receivable                           --        84,699        31,461         19,517
      Interest                                      596,979            --            --             --
      Expense offset                                     --        53,752        52,796         72,879
   Other assets                                         685           813           334          1,230
                                               ------------  ------------  ------------   ------------
Total assets                                    159,846,411   176,238,984    21,886,599    245,885,080
                                               ------------  ------------  ------------   ------------
Liabilities
   Payables:
      Bank overdraft                           $         --  $         --  $         --   $    258,495
      Investments purchased                       3,300,005       722,799       597,501     22,062,542
      Capital shares redeemed                       120,894       134,190            --        128,415
      Collateral on securities loaned                    --    12,611,900            --     35,653,305
      Distributions fee                                  --            --            --             --
      To investment advisor and administrator        63,968        77,545         7,590        107,485
   Accrued Expenses and other liabilites             38,622        66,582        17,141        113,519
                                               ------------  ------------  ------------   ------------
Total Liabilities                                 3,523,489    13,613,016       622,232     58,323,761
                                               ------------  ------------  ------------   ------------
NET ASSETS                                      156,322,922   162,625,968    21,264,367    187,561,319
                                               ============  ============  ============   ============
* Investments, at cost                          136,312,760   141,115,683    16,677,478    165,059,424
                                               ============  ============  ============   ============
** Foreign currencies, at cost                           --         9,354         3,833      2,078,069
                                               ============  ============  ============   ============
Net Assets Consist of:
   Paid-in capital                             $139,315,292  $100,823,703  $(4,595,690)   $ 99,876,678
   Undistributed net investment income
      (loss)                                         83,877     1,362,001       844,098        665,665
   Accumulated net realized gain (loss)
   on investments and foreign currencies         (3,027,590)   27,750,721    20,587,974     28,417,238
   Net unrealized depreciation of
   investments and of other assets and
   liabilities denominated in foreign
   currencies                                    19,951,343    32,689,543     4,427,985     58,601,738
                                               ------------  ------------  ------------   ------------
Net Assets applicable to all shares
outstanding                                    $156,322,922  $162,625,968  $ 21,264,367   $187,561,319
                                               ============  ============  ============   ============
   Net Assets of Class I shares                $ 40,238,764  $ 62,188,796  $  8,348,319   $133,179,265
   Net Assets of Class II shares                  9,686,285   100,437,172    10,041,983     51,147,716
   Net Assets of Class III shares                        --            --            --      3,234,338
   Net Assets of Class IV shares                106,397,873            --            --             --
   Net Assets of Class R shares                          --            --     2,874,065             --
                                               ============  ============  ============   ============
   Class I Shares outstanding                     1,505,190     2,910,326       306,538      1,944,873
   Class II Shares outstanding                      362,266     4,696,616       375,773        742,871
   Class III Shares outstanding                          --            --            --         47,071
   Class IV Shares outstanding                    3,976,990            --            --             --
   Class R Shares outstanding                            --            --       108,397             --
                                               ============  ============  ============   ============
Net Asset Value -- Class I Share               $      26.73  $      21.37  $      27.23   $      68.48
Net Asset Value -- Class II Share              $      26.74  $      21.39  $      26.72   $      68.85
Net Asset Value -- Class III Share             $         --  $         --  $         --   $      68.71
Net Asset Value -- Class IV Share              $      26.75  $         --  $         --   $         --
Net Asset Value -- Class R Share               $         --  $         --  $      26.51   $         --
                                               ============  ============  ============   ============

                                                                           INTERNATIONAL
                                                EMERGING    INTERNATIONAL     ALL CAP     U.S. HIGH YIELD
SEPTEMBER 30, 2007 (UNAUDITED)                   MARKETS     SYSTEMATIC       GROWTH            BOND
---------------------------------------------------------------------------------------------------------
Assets
   Investments, at value*                      $35,880,591  $107,075,829    $ 8,406,018     $54,912,997
   Foreign currencies, at value**                  245,019        64,619         26,579              --
   Cash                                              5,233         8,266             --              --
   Receivables:
      Investment securities sold                   176,823     9,914,313     20,637,280              --
      Capital shares sold                            4,124    16,953,776             25          56,846
      Dividends                                     52,821       228,235         33,146              --
      Foreign taxes receivable                          --        34,390         20,878              --
      Interest                                          --            --             --       1,238,283
      Expense offset                                    --           240             --          37,333
   Other assets                                      1,218        55,069            114             438
                                               -----------  ------------    -----------     -----------
Total assets                                    36,365,829   134,334,737     29,124,740      56,245,897
                                               -----------  ------------    -----------     -----------
Liabilities
   Payables:
      Bank overdraft                           $        --  $         --    $ 1,332,149     $        --
      Investments purchased                        240,307    10,145,097     20,637,980         750,000
      Capital shares redeemed                        3,899        64,291             --           7,755
      Collateral on securities loaned            1,567,650     1,177,005      1,653,600              --
      Distributions fee                                 --            --             --              --
      To investment advisor and administrator       21,929        36,732         17,824          16,112
   Accrued Expenses and other liabilites            11,325        23,240          7,367          16,488
                                               -----------  ------------    -----------     -----------
Total Liabilities                                1,845,110    11,446,365     23,648,920         790,355
                                               -----------  ------------    -----------     -----------
NET ASSETS                                      34,520,719   122,888,372      5,475,820      55,455,542
                                               ===========  ============    ===========     ===========
* Investments, at cost                          29,237,441   100,617,744      6,853,836      54,085,031
                                               ===========  ============    ===========     ===========
** Foreign currencies, at cost                     242,013        64,619         19,811              --
                                               ===========  ============    ===========     ===========
Net Assets Consist of:
   Paid-in capital                             $23,419,100  $111,088,816    $  (526,675)    $ 57,952,326
   Undistributed net investment income
      (loss)                                        83,853     1,200,226         81,783         357,818
   Accumulated net realized gain (loss)
   on investments and foreign currencies         4,374,914     4,178,775      4,359,961      (3,682,568)
   Net unrealized depreciation of
   investments and of other assets and
   liabilities denominated in foreign
   currencies                                    6,642,852     6,420,555      1,560,751         827,966
                                               -----------  ------------    -----------     -----------
Net Assets applicable to all shares
outstanding                                    $34,520,719  $122,888,372    $ 5,475,820     $55,455,542
                                               ===========  ============    ===========     ===========
   Net Assets of Class I shares                $ 2,273,616  $ 30,661,796    $ 5,475,820     $55,455,542
   Net Assets of Class II shares                32,247,103    33,779,476             --              --
   Net Assets of Class III shares                       --    58,447,100             --              --
   Net Assets of Class IV shares                        --            --             --              --
   Net Assets of Class R shares                         --            --             --              --
                                               ===========  ============    ===========     ===========
   Class I Shares outstanding                      134,681     1,789,896        309,286       5,549,669
   Class II Shares outstanding                   1,910,659     1,971,469             --              --
   Class III Shares outstanding                         --     3,407,405             --              --
   Class IV Shares outstanding                          --            --             --              --
   Class R Shares outstanding                           --            --             --              --
                                               ===========  ============    ===========     ===========
Net Asset Value -- Class I Share               $     16.88  $       17.13   $     17.70     $      9.99
Net Asset Value -- Class II Share              $     16.88  $       17.13   $        --     $        --
Net Asset Value -- Class III Share             $        --  $       17.15   $        --     $        --
Net Asset Value -- Class IV Share              $        --  $          --   $        --     $        --
Net Asset Value -- Class R Share               $        --  $          --   $        --     $        --
                                               ===========  ============    ===========     ===========

(1)  COMMENCED OPERATIONS ON 7/31/07

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENTS OF OPERATIONS

                                                                                               U.S. SYSTEMATIC   U.S. SMALL TO
PERIOD ENDED                                                    U.S. EMERGING  U.S. SMALL CAP     LARGE CAP         MID CAP
SEPTEMBER 30, 2007 (UNAUDITED)                  U.S. MICRO CAP      GROWTH          VALUE           GROWTH      GROWTH FUND (1)
-------------------------------------------------------------------------------------------------------------------------------
Investment Income
   Dividends, net of foreign taxes*               $  100,061     $   15,992     $    751,874       $   85,550      $  3,376
   Interest                                               --             --                4               --            --
                                                  ----------     ----------     ------------       ----------      --------
Total Income                                         100,061         15,992          751,878           85,550         3,376
                                                  ----------     ----------     ------------       ----------      --------
Expenses
   Advisory fees                                     443,727         43,604          184,634           42,313         4,302
   Administration fees                               236,076         23,837          127,400           51,556         3,442
   Shareholder servicing fees                             --          4,358               76            7,936            --
   Professional fees                                   5,708            782            2,768            1,125            58
   Trustees' fees and expenses                         6,427            797            4,605            1,259            71
   Interest and credit facility fees                     101             --           22,367              427            --
   Miscellaneous                                       2,490          1,019            2,203            1,140            --
                                                  ----------     ----------     ------------       ----------      --------
Total Expenses                                       694,529         74,397          344,053          105,756         7,873
Expense offset                                      (112,402)       (32,479)         (31,539)          (6,041)         (440)
                                                  ----------     ----------     ------------       ----------      --------
Net Expenses                                         582,127         41,918          312,514           99,715         7,433
                                                  ----------     ----------     ------------       ----------      --------
Net Investment Income (Loss)                        (482,066)       (25,926)         439,364          (14,165)       (4,057)
                                                  ----------     ----------     ------------       ----------      --------
Net Realized and Unrealized Gain (Loss)
   on Investments
Realized gain from:
   Securities                                      6,827,797        648,462       10,905,059          882,994       (82,025)
   Foreign currency transactions                          --             --               --               --            --
                                                  ----------     ----------     ------------       ----------      --------
   Net realized gain (loss)                        6,827,797        648,462       10,905,059          882,994       (82,025)
                                                  ----------     ----------     ------------       ----------      --------
Change in unrealized appreciation
   (depreciation) of:
   Investments                                     2,787,924      1,060,491      (12,332,474)       1,673,564       486,839
   Other assets and liabilities denominated in
      foreign currencies                                  --             --               --               --            --
                                                  ----------     ----------     ------------       ----------      --------
Net unrealized appreciation (depreciation)         2,787,924      1,060,491      (12,332,474)       1,673,564       486,839
                                                  ----------     ----------     ------------       ----------      --------
Net Gain (Loss) on Investments                     9,615,721      1,708,953       (1,427,415)       2,556,558       404,814
                                                  ----------     ----------     ------------       ----------      --------
Assets Resulting From Operations                  $9,133,655     $1,683,027     $   (988,051)      $2,542,393      $400,757
                                                  ==========     ==========     ============       ==========      ========
* Foreign taxes withheld                          $       --     $       --     $         --       $       --      $     --
                                                  ----------     ----------     ------------       ----------      --------

                                                                                         INTERNATIONAL
PERIOD ENDED                                        U.S.       GLOBAL     INTERNATIONAL      GROWTH
SEPTEMBER 30, 2007 (UNAUDITED)                  CONVERTIBLE    SELECT        GROWTH      OPPORTUNITIES
------------------------------------------------------------------------------------------------------
Investment Income
   Dividends, net of foreign taxes*             $   589,501  $ 1,555,595   $   607,741   $ 2,093,360
   Interest                                       1,181,325           --            18         1,655
                                                -----------  -----------   -----------   -----------
Total Income                                      1,770,826    1,555,595       607,759     2,095,015
                                                -----------  -----------   -----------   -----------
Expenses
   Advisory fees                                    410,296      528,968       137,117       912,966
   Administration fees                              197,660      358,899       162,165       766,536
   Shareholder servicing fees                            --           --         3,204            --
   Professional fees                                 10,848       10,720         2,986        14,638
   Trustees' fees and expenses                       10,486       12,053         3,210        18,482
   Interest and credit facility fees                     --        8,292           153         2,411
   Miscellaneous                                      3,538       12,667         2,285         5,653
                                                -----------  -----------   -----------   -----------
Total Expenses                                      632,828      931,599       311,120     1,720,686
                                                -----------  -----------   -----------   -----------
Expense offset                                     (111,376)    (132,197)      (99,651)     (291,336)
                                                -----------  -----------   -----------   -----------
Net Expenses                                        521,452      799,402       211,469     1,429,350
                                                -----------  -----------   -----------   -----------
Net Investment Income (Loss)                      1,249,374      756,193       396,290       665,665
                                                -----------  -----------   -----------   -----------
Net Realized and Unrealized Gain (Loss)
   on Investments
Realized gain from:
   Securities                                     3,329,756   11,214,588    19,256,320    38,104,517
   Foreign currency transactions                         --       (1,430)    2,284,242     5,567,594
                                                -----------  -----------   -----------   -----------
   Net realized gain (loss)                       3,329,756   11,213,158    21,540,562    43,672,111
                                                -----------  -----------   -----------   -----------
Change in unrealized appreciation
   (depreciation) of:
   Investments                                   10,637,712    9,293,903    (7,393,165)   (5,674,655)
   Other assets and liabilities denominated
      in foreign currencies                              --    2,212,828      (105,158)    2,474,718
                                                -----------  -----------   -----------   -----------
Net unrealized appreciation (depreciation)       10,637,712   11,506,731    (7,498,323)   (3,199,937)
                                                -----------  -----------   -----------   -----------
Net Gain (Loss) on Investments                   13,967,468   22,719,889    14,042,239    40,472,174
                                                -----------  -----------   -----------   -----------
Assets Resulting From Operations                $15,216,842  $23,476,082   $14,438,529   $41,137,839
                                                ===========  ===========   ===========   ===========
* Foreign taxes withheld                        $        --  $   141,434   $    78,473   $   259,030
                                                -----------  -----------   -----------   -----------

PERIOD ENDED                                     EMERGING    INTERNATIONAL  INTERNATIONAL ALL    U.S. HIGH
SEPTEMBER 30, 2007 (UNAUDITED)                    MARKETS     SYSTEMATIC       CAP GROWTH       YIELD BOND
----------------------------------------------------------------------------------------------------------
Investment Income
   Dividends, net of foreign taxes*             $   346,197    $1,265,890      $   257,603    $        --
   Interest                                              --            --            1,387      3,075,466
                                                -----------    ----------      -----------    -----------
Total Income                                        346,197     1,265,890          258,990      3,075,466
                                                -----------    ----------      -----------    -----------
Expenses
   Advisory fees                                    186,890       217,450          110,648        160,546
   Administration fees                               66,978       119,279           35,147         74,572
   Shareholder servicing fees                            --            --               --             --
   Professional fees                                  3,060         6,157            1,566          5,118
   Trustees' fees and expenses                        2,853         6,074            1,695          6,326
   Interest and credit facility fees                  6,208         7,106            1,330             --
   Miscellaneous                                      5,823         2,433            1,514          2,619
                                                -----------    ----------      -----------    -----------
Total Expenses                                      271,812       358,499          151,900        249,181
Expense offset                                      (18,384)      (60,831)         (18,078)       (64,588)
                                                -----------    ----------      -----------    -----------
Net Expenses                                        253,428       297,668          133,822        184,593
                                                -----------    ----------      -----------    -----------
Net Investment Income (Loss)                         92,769       968,222          125,168      2,890,873
                                                -----------    ----------      -----------    -----------
Net Realized and Unrealized Gain (Loss)
   on Investments
Realized gain from:
   Securities                                     4,343,372     2,791,257        7,789,973         64,017
   Foreign currency transactions                     17,173        (9,475)       1,226,905             --
                                                -----------    ----------      -----------    -----------
   Net realized gain (loss)                       4,360,545     2,781,782        9,016,878         64,017
                                                -----------    ----------      -----------    -----------
Change in unrealized appreciation
   (depreciation) of:
   Investments                                    5,355,103      (711,676)      (3,532,024)    (3,244,237)
   Other assets and liabilities denominated
      in foreign currencies                         528,897     2,836,382         (170,963)            --
                                                -----------    ----------      -----------    -----------
Net unrealized appreciation (depreciation)        5,884,000     2,124,706       (3,702,987)    (3,244,237)
                                                -----------    ----------      -----------    -----------
Net Gain (Loss) on Investments                   10,244,545     4,906,488        5,313,891     (3,180,220)
                                                -----------    ----------      -----------    -----------
Assets Resulting From Operations                $10,337,314    $5,874,710      $ 5,439,059    $  (289,347)
                                                ===========    ==========      ===========    ===========
* Foreign taxes withheld                        $    37,224    $  159,283      $    28,514    $       --
                                                -----------    ----------      -----------    -----------

(1)  COMMENCED OPERATIONS ON 7/31/07

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                           U.S. MICRO CAP           U.S. EMERGING GROWTH
                                                    ---------------------------  --------------------------
                                                    SEPTEMBER 30,                SEPTEMBER 30,
PERIODS ENDED SEPTEMBER 30, 2007                         2007        MARCH 31,       2007        MARCH 31,
AND MARCH 31, 2007                                   (UNAUDITED)       2007       (UNAUDITED)      2007
-----------------------------------------------------------------------------------------------------------
Increase (Decrease) In Net Assets from
Investment Operations:
   Net investment income (loss)                     $   (482,066)  $   (615,012)  $   (25,926)  $   (62,920)
   Net realized gain (loss)                            6,827,797      5,021,292       648,462     1,305,006
   Net unrealized appreciation (depreciation)          2,787,924     (5,804,396)    1,060,491    (1,129,950)
                                                    ------------   ------------   -----------   -----------
Net increase (decrease) in net assets from
investment operations                                  9,133,655     (1,398,116)    1,683,027       112,136
                                                    ------------   ------------   -----------   -----------
Distributions to Shareholders:
   From net investment income                                 --             --            --            --
   From net realized gains                                    --     (9,264,776)           --      (739,964)
                                                    ------------   ------------   -----------   -----------
Total distributions                                           --     (9,264,776)           --      (739,964)
                                                    ------------   ------------   -----------   -----------
From Capital Share Transactions:
   Proceeds from shares sold
      Class I                                          9,752,309     17,798,669       914,251     2,347,555
      Class II                                           109,788        490,444            --            --
      Class IV                                                --             --            --            --
      Class R                                                 --             --       655,287     1,241,746
   Distributions reinvested
      Class I                                                 --      8,668,832            --       513,359
      Class II                                                --        399,499            --            --
      Class IV                                                --             --            --            --
      Class R                                                 --             --            --       226,606
   Cost of shares redeemed
      Class I                                        (21,392,122)   (10,288,572)     (876,507)   (1,775,938)
      Class II                                          (165,142)    (3,241,659)           --            --
      Class IV                                                --             --            --            --
      Class R                                                 --             --      (450,648)   (1,234,060)
                                                    ------------   ------------   -----------   -----------
Net increase (decrease) in net assets from
share transactions                                   (11,695,167)    13,827,213       242,383     1,319,268
                                                    ------------   ------------   -----------   -----------
Net Increase (Decrease) in Net Assets                 (2,561,512)     3,164,321     1,925,410       691,440
Net Assets
   Beginning                                          87,097,252     83,932,931    10,585,871     9,894,431
                                                    ------------   ------------   -----------   -----------
   Ending                                           $ 84,535,740   $ 87,097,252   $12,511,281   $10,585,871
                                                    ============   ============   ===========   ===========
Undistributed net investment income (loss), ending  $   (482,066)  $         --   $   (25,926)  $        --
                                                    ============   ============   ===========   ===========
Class I -- Capital Share Activity
   Shares sold                                           600,725      1,099,483        63,355       179,774
   Distributions reinvested                                   --        588,116            --        41,601
   Shares redeemed                                    (1,318,575)      (659,422)      (61,130)     (138,889)
                                                    ============   ============   ===========   ===========
   Net Class I Share Activity                           (717,850)     1,028,177         2,225        82,486
                                                    ============   ============   ===========   ===========
Class II -- Capital Share Activity
   Shares sold                                             6,398         31,699            --            --
   Distributions reinvested                                   --         26,938            --            --
   Shares redeemed                                        (9,694)      (219,977)           --            --
                                                    ============   ============   ===========   ===========
   Net Class II Share Activity                            (3,296)      (161,340)           --            --
                                                    ============   ============   ===========   ===========
Class IV -- Capital Share Activity
   Shares sold                                                --             --            --            --
   Distributions reinvested                                   --             --            --            --
   Shares redeemed                                            --             --            --            --
                                                    ============   ============   ===========   ===========
   Net Class IV Share Activity                                --             --            --            --
                                                    ============   ============   ===========   ===========
Class R -- Capital Share Activity
   Shares sold                                                --             --        46,187        95,674
   Distributions reinvested                                   --             --            --        18,696
   Shares redeemed                                            --             --       (31,996)      (98,725)
                                                    ============   ============   ===========   ===========
   Net Class R Share Activity                                 --             --        14,191        15,645
                                                    ============   ============   ===========   ===========

                                                                                 U.S. SYSTEMATIC
                                                    U.S SMALL CAP VALUE         LARGE CAP GROWTH
                                               ---------------------------  -------------------------
                                               SEPTEMBER 30,                SEPTEMBER 30,
PERIODS ENDED SEPTEMBER 30, 2007                    2007        MARCH 31,        2007       MARCH 31,
AND MARCH 31, 2007                              (UNAUDITED)       2007       (UNAUDITED)      2007
------------------------------------------------------------------------------------------------------
Increase (Decrease) In Net Assets from
Investment Operations:
   Net investment income (loss)                $    439,364   $    487,788   $   (14,165)  $    16,091
   Net realized gain (loss)                      10,905,059     23,316,339       882,994     1,136,149
   Net unrealized appreciation (depreciation)   (12,332,474)   (11,002,965)    1,673,564       565,057
                                               ------------   ------------   -----------   -----------
Net increase (decrease) in net assets from
investment operations                              (988,051)    12,801,162     2,542,393     1,717,297
                                               ------------   ------------   -----------   -----------
Distributions to Shareholders:
   From net investment income                            --       (616,802)           --        (1,377)
   From net realized gains                               --    (17,506,477)           --            --
                                               ------------   ------------   -----------   -----------
Total distributions                                      --    (18,123,279)           --        (1,377)
                                               ------------   ------------   -----------   -----------
From Capital Share Transactions:
   Proceeds from shares sold
      Class I                                     2,168,731     25,803,997        79,663       747,760
      Class II                                           --            745     2,465,309     5,251,286
      Class IV                                           --             --            --            --
      Class R                                         2,378         39,334       276,630       577,773
   Distributions reinvested
      Class I                                            --     13,918,857            --            --
      Class II                                           --      3,727,379            --         1,377
      Class IV                                           --             --            --            --
      Class R                                            --         88,551            --            --
   Cost of shares redeemed
      Class I                                   (40,499,946)   (88,919,520)     (160,100)     (556,909)
      Class II                                   (9,619,539)   (35,983,357)       (2,873)       (4,013)
      Class IV                                           --             --            --            --
      Class R                                      (703,135)      (180,229)     (268,198)   (1,190,968)
                                               ------------   ------------   -----------   -----------
Net increase (decrease) in net assets from
share transactions                              (48,651,511)   (81,504,243)    2,390,431     4,826,306
                                               ------------   ------------   -----------   -----------
Net Increase (Decrease) in Net Assets           (49,639,562)   (86,826,360)    4,932,824     6,542,226
Net Assets
   Beginning                                     77,398,478    164,224,838    17,007,556    10,465,330
                                               ------------   ------------   -----------   -----------
   Ending                                      $ 27,758,916   $ 77,398,478   $21,940,380   $17,007,556
                                               ============   ============   ===========   ===========
Undistributed net investment income (loss),
ending                                         $    518,314   $     78,949   $     1,926   $    16,091
                                               ============   ============   ===========   ===========
Class I -- Capital Share Activity
   Shares sold                                      109,129      1,322,247         3,796        38,919
   Distributions reinvested                              --        739,971            --            --
   Shares redeemed                               (2,092,509)    (4,622,648)       (7,650)      (28,488)
                                               ============   ============   ===========   ===========
   Net Class I Share Activity                    (1,983,380)    (2,560,430)       (3,854)       10,431
                                               ============   ============   ===========   ===========
Class II -- Capital Share Activity
   Shares sold                                           --             39       113,300       299,668
   Distributions reinvested                              --        198,370            --            73
   Shares redeemed                                 (486,557)    (1,898,898)         (140)         (222)
                                               ============   ============   ===========   ===========
   Net Class II Share Activity                     (486,557)    (1,700,489)      113,160       299,519
                                               ============   ============   ===========   ===========
Class IV -- Capital Share Activity
   Shares sold                                           --             --            --            --
   Distributions reinvested                              --             --            --            --
   Shares redeemed                                       --             --            --            --
                                               ============   ============   ===========   ===========
   Net Class IV Share Activity                           --             --            --            --
                                               ============   ============   ===========   ===========
Class R -- Capital Share Activity
   Shares sold                                          123          1,996        13,479        31,541
   Distributions reinvested                              --          4,706            --            --
   Shares redeemed                                  (35,876)        (9,047)      (12,976)      (65,681)
                                               ============   ============   ===========   ===========
   Net Class R Share Activity                       (35,753)        (2,345)          503       (34,140)
                                               ============   ============   ===========   ===========

                                                 U.S. SMALL TO
                                               MID CAP GROWTH (1)          U.S. CONVERTIBLE
                                               ------------------     ---------------------------
                                                  SEPTEMBER 30,       SEPTEMBER 30,
PERIODS ENDED SEPTEMBER 30, 2007                     2007                  2007         MARCH 31,
AND MARCH 31, 2007                                (UNAUDITED)          (UNAUDITED)        2007
-------------------------------------------------------------------------------------------------
Increase (Decrease) In Net Assets from
Investment Operations:
   Net investment income (loss)                    $   (4,057)        $  1,249,374   $  1,202,627
   Net realized gain (loss)                           (82,025)           3,329,756      2,692,425
   Net unrealized appreciation (depreciation)         486,839           10,637,712      4,354,669
                                                   ----------         ------------   ------------
Net increase (decrease) in net assets from
investment operations                                 400,757           15,216,842      8,249,721
                                                   ----------         ------------   ------------
Distributions to Shareholders:
   From net investment income                              --           (1,191,350)    (1,305,908)
   From net realized gains                                 --                   --     (3,345,184)
                                                   ----------         ------------   ------------
Total distributions                                        --           (1,191,350)    (4,651,092)
                                                   ----------         ------------   ------------
From Capital Share Transactions:
   Proceeds from shares sold
      Class I                                       5,326,714              391,814      7,520,973
      Class II                                             --              965,357      4,002,514
      Class IV                                             --               24,459     93,437,091
      Class R                                              --                   --             --
   Distributions reinvested
      Class I                                              --              274,120      3,631,531
      Class II                                             --               66,363        426,080
      Class IV                                             --               23,312             --
      Class R                                              --                   --             --
   Cost of shares redeemed
      Class I                                              --           (3,230,453)    (3,772,860)
      Class II                                             --                   --       (195,251)
      Class IV                                             --             (127,029)            --
      Class R                                              --                   --             --
                                                   ----------         ------------   ------------
Net increase (decrease) in net assets from
share transactions                                  5,326,714           (1,612,057)   105,050,078
                                                   ----------         ------------   ------------
Net Increase (Decrease) in Net Assets               5,727,471           12,413,435    108,648,707
Net Assets
   Beginning                                               --          143,909,487     35,260,780
                                                   ----------         ------------   ------------
   Ending                                          $5,727,471         $156,322,922   $143,909,487
                                                   ==========         ============   ============
Undistributed net investment income (loss),
ending                                             $   (4,057)        $     83,877   $     25,853
                                                   ==========         ============   ============
Class I -- Capital Share Activity
   Shares sold                                        532,674               14,696        318,723
   Distributions reinvested                                --               10,440        155,568
   Shares redeemed                                         --             (122,423)      (159,075)
                                                   ==========         ============   ============
   Net Class I Share Activity                         532,674              (97,287)       315,216
                                                   ==========         ============   ============
Class II -- Capital Share Activity
   Shares sold                                             --               36,196        165,539
   Distributions reinvested                                --                2,522         18,203
   Shares redeemed                                         --                   --         (8,058)
                                                   ==========         ============   ============
   Net Class II Share Activity                             --               38,718        175,684
                                                   ==========         ============   ============
Class IV -- Capital Share Activity
   Shares sold                                             --                  932      3,980,754
   Distributions reinvested                                --                   77             --
   Shares redeemed                                         --               (4,773)            --
                                                   ==========         ============   ============
   Net Class IV Share Activity                             --               (3,764)     3,980,754
                                                   ==========         ============   ============
Class R -- Capital Share Activity
   Shares sold                                             --                   --             --
   Distributions reinvested                                --                   --             --
   Shares redeemed                                         --                   --             --
                                                   ==========         ============   ============
   Net Class R Share Activity                              --                   --             --
                                                   ==========         ============   ============

(1)  COMMENCED OPERATIONS ON 7/31/07

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                              GLOBAL SELECT           INTERNATIONAL GROWTH
                                                      --------------------------   ---------------------------
                                                      SEPTEMBER 30,                 SEPTEMBER 30,
PERIODS ENDED SEPTEMBER 30, 2007                           2007        MARCH 31,        2007         MARCH 31,
AND MARCH 31, 2007                                     (UNAUDITED)       2007       (UNAUDITED)        2007
------------------------------------------------------------------------------------------------- --------------
Increase In Net Assets from Investment Operations:
   Net investment income                               $    756,193  $    644,504  $    396,290  $    461,096
   Net realized gain                                     11,213,158    23,421,528    21,540,562    19,578,811
   Net unrealized appreciation (depreciation)            11,506,731    (8,352,881)   (7,498,323)   (7,320,021)
                                                       ------------  ------------  ------------  ------------
   Net unrealized appreciation (depreciation) in net
      assets from investment operations                  23,476,082    15,713,151    14,438,529    12,719,886
                                                       ------------  ------------  ------------  ------------
   Distributions to Shareholders:
      From net investment income                                 --       (53,126)           --      (455,849)
      From net realized gains                                    --   (18,653,269)           --   (13,553,285)
                                                       ------------  ------------  ------------  ------------
Total distributions                                              --   (18,706,395)           --   (14,009,134)
                                                       ------------  ------------  ------------  ------------
From Capital Share Transactions:
   Proceeds from shares sold
      Class I                                             1,837,015     4,229,593     1,231,762     3,016,780
      Class II                                            2,410,773     1,644,792     9,041,996        50,000
      Class III                                                  --            --            --            --
      Class IV                                                   --            --            --            --
      Class R                                                    --            --       390,565       995,312
   Distributions reinvested
      Class I                                                    --     7,842,519            --     6,370,440
      Class II                                                   --     9,653,425            --     7,369,591
      Class III                                                  --            --            --            --
      Class IV                                                   --            --            --            --
      Class R                                                    --            --            --       269,106
   Cost of shares redeemed
      Class I                                           (28,483,447)   (9,686,380)  (10,315,814)  (39,097,481)
      Class II                                           (6,035,345)  (19,104,263)  (62,922,703)  (11,428,000)
      Class III                                                  --            --            --            --
      Class IV                                                   --            --            --            --
      Class R                                                    --            --      (313,458)     (709,385)
                                                       ------------  ------------  ------------  ------------
Net increase (decrease) in net assets from share
   transactions                                         (30,271,004)   (5,420,314)  (62,887,652)  (33,163,637)
                                                       ------------  ------------  ------------  ------------
Net Increase (Decrease) in Net Assets                    (6,794,922)   (8,413,558)  (48,449,123)  (34,452,885)
Net Assets
   Beginning                                            169,420,890   177,834,448    69,713,490   104,166,375
                                                       ------------  ------------  ------------  ------------
   Ending                                              $162,625,968  $169,420,890  $ 21,264,367  $ 69,713,490
                                                       ============  ============  ============  ============
Undistributed net investment income, ending            $  1,362,001  $    605,808  $    844,098  $  3,363,093
                                                       ============  ============  ============  ============
Class I -- Capital Share Activity
   Shares sold                                               91,913       229,759        49,693       134,231
   Distributions reinvested                                      --       441,086            --       302,921
   Shares redeemed                                       (1,405,057)     (519,507)     (414,423)   (1,787,977)
                                                       ============  ============  ============  ============
   Net Class I Share Activity                            (1,313,144)      151,338      (364,730)   (1,350,825)
                                                       ============  ============  ============  ============
Class II -- Capital Share Activity
   Shares sold                                              114,030        82,682       370,877         2,199
   Distributions reinvested                                      --       542,632            --       350,266
   Shares redeemed                                         (300,683)   (1,045,918)   (2,339,134)     (496,447)
                                                       ============  ============  ============  ============
   Net Class II Share Activity                             (186,653)     (420,604)   (1,968,257)     (143,982)
                                                       ============  ============  ============  ============
Class III -- Capital Share Activity
   Shares sold                                                   --            --            --            --
   Distributions reinvested                                      --            --            --            --
   Shares redeemed                                               --            --            --            --
                                                       ============  ============  ============  ============
   Net Class III Share Activity                                  --            --            --            --
                                                       ============  ============  ============  ============
Class IV -- Capital Share Activity
   Shares sold                                                   --            --            --            --
   Distributions reinvested                                      --            --            --            --
   Shares redeemed                                               --            --            --            --
                                                       ============  ============  ============  ============
   Net IV Share Activity                                         --            --            --            --
                                                       ============  ============  ============  ============
Class R -- Capital Share Activity
   Shares sold                                                   --            --        16,145        45,495
   Distributions reinvested                                      --            --            --        13,108
   Shares redeemed                                               --            --       (13,061)      (33,088)
                                                       ============  ============  ============  ============
   Net Class R Share Activity                                    --            --         3,084        25,515
                                                       ============  ============  ============  ============

                                                            INTERNATIONAL
                                                          GROWTH OPPORTUNITIES
                                                      ---------------------------
                                                      SEPTEMBER 30,
PERIODS ENDED SEPTEMBER 30, 2007                          2007         MARCH 31,
AND MARCH 31, 2007                                     (UNAUDITED)       2007
---------------------------------------------------------------------------------
Increase In Net Assets from Investment Operations:
   Net investment income                              $    665,665   $    214,508
   Net realized gain                                    43,672,111     22,318,005
   Net unrealized appreciation (depreciation)           (3,199,937)    17,888,482
                                                      ------------   ------------
   Net unrealized appreciation (depreciation) in net
      assets from investment operations                 41,137,839     40,420,995
                                                      ------------   ------------
   Distributions to Shareholders:
      From net investment income                                --             --
      From net realized gains                                   --     (7,183,710)
                                                      ------------   ------------
Total distributions                                             --     (7,183,710)
                                                      ------------   ------------
From Capital Share Transactions:
   Proceeds from shares sold
      Class I                                           36,239,994     26,262,922
      Class II                                           1,013,899     31,161,698
      Class III                                             45,968         13,150
      Class IV                                              26,893     37,314,972
      Class R                                                   --             --
   Distributions reinvested
      Class I                                                   --      3,129,833
      Class II                                                  --      1,392,423
      Class III                                                 --        188,795
      Class IV                                                  --      2,008,361
      Class R                                                   --             --
   Cost of shares redeemed
      Class I                                          (27,938,838)   (47,558,129)
      Class II                                         (37,101,271)      (342,687)
      Class III                                         (2,212,956)    (3,000,000)
      Class IV                                         (75,746,255)   (13,052,589)
      Class R                                                   --             --
                                                      ------------   ------------
Net increase (decrease) in net assets from share
   transactions                                       (105,672,566)    37,518,749
                                                      ------------   ------------
Net Increase (Decrease) in Net Assets                  (64,534,727)    70,756,034
Net Assets
   Beginning                                           252,096,046    181,340,012
                                                      ------------   ------------
   Ending                                             $187,561,319   $252,096,046
                                                      ============   ============
Undistributed net investment income, ending           $    665,665   $  4,161,906
                                                      ============   ============
Class I -- Capital Share Activity
   Shares sold                                             565,252        511,290
   Distributions reinvested                                     --         61,891
   Shares redeemed                                        (433,493)      (921,085)
                                                      ============   ============
   Net Class I Share Activity                              131,759       (347,904)
                                                      ============   ============
Class II -- Capital Share Activity
   Shares sold                                              16,113        605,599
   Distributions reinvested                                     --         27,421
   Shares redeemed                                        (551,032)        (6,439)
                                                      ============   ============
   Net Class II Share Activity                            (534,919)       626,581
                                                      ============   ============
Class III -- Capital Share Activity
   Shares sold                                                 669            270
   Distributions reinvested                                     --          3,727
   Shares redeemed                                         (35,236)       (58,121)
                                                      ============   ============
   Net Class III Share Activity                            (34,567)       (54,124)
                                                      ============   ============
Class IV -- Capital Share Activity
   Shares sold                                                 402        741,231
   Distributions reinvested                                     --         39,620
   Shares redeemed                                      (1,212,404)      (255,292)
                                                      ============   ============
   Net IV Share Activity                                (1,212,002)       525,559
                                                      ============   ============
Class R -- Capital Share Activity
   Shares sold                                                  --             --
   Distributions reinvested                                     --             --
   Shares redeemed                                              --             --
                                                      ============   ============
   Net Class R Share Activity                                   --             --
                                                      ============   ============

                                                  EMERGING MARKETS           INTERNATIONAL SYSTEMATIC
                                            ----------------------------    -----------------------------
                                            SEPTEMBER 30,       2007        SEPTEMBER 30,
PERIODS ENDED SEPTEMBER 30, 2007                 2007         MARCH 31,          2007          MARCH 31,
AND MARCH 31, 2007                           (UNAUDITED)        2007         (UNAUDITED)         2007
----------------------------------------------------------------------------------------------------------
Increase In Net Assets
   from Investment Operations:
   Net investment income                    $      92,769   $      8,013    $     968,222    $    438,885
   Net realized gain                            4,360,545          4,406        2,781,782       2,117,989
   Net unrealized appreciation
      (depreciation)                            5,884,000        758,852        2,124,706       3,504,485
                                            -------------   ------------    -------------    ------------
Net unrealized appreciation
   (depreciation) in net assets from
   investment operations                       10,337,314        771,271        5,874,710       6,061,359
                                            -------------   ------------    -------------    ------------
Distributions to Shareholders:
   From net investment income                          --         (6,966)              --         (69,846)
   From net realized gains                             --             --               --        (815,593)
                                            -------------   ------------    -------------    ------------
Total distributions                                    --         (6,966)              --        (885,439)
                                            -------------   ------------    -------------    ------------
From Capital Share Transactions:
   Proceeds from shares sold
      Class I                                   2,080,422      1,012,755       28,302,236      50,370,893
      Class II                                     84,581     38,573,618       21,492,901      28,284,448
      Class III                                        --             --           18,640      52,389,299
      Class IV                                         --             --               --              --
      Class R                                          --             --               --              --
   Distributions reinvested
      Class I                                          --          6,966               --         885,438
      Class II                                         --             --               --              --
      Class III                                        --             --               --              --
      Class IV                                         --             --               --              --
      Class R                                          --             --               --              --
   Cost of shares redeemed
      Class I                                     (53,977)    (1,182,489)      (3,034,583)    (53,280,511)
      Class II                                (17,102,776)            --       (1,653,082)    (16,538,521)
      Class III                                        --             --          (61,550)             --
      Class IV                                         --             --               --              --
      Class R                                          --             --               --              --
                                            -------------   ------------    -------------    ------------
Net increase (decrease) in net
   assets from share transactions             (14,991,750)    38,410,850       45,064,562      62,111,046
                                            -------------   ------------    -------------    ------------
Net Increase (Decrease) in Net Assets          (4,654,436)    39,175,155       50,939,272      67,286,966
Net Assets
   Beginning                                   39,175,155             --       71,949,100       4,662,134
                                            -------------   ------------    -------------    ------------
   Ending                                   $  34,520,719   $ 39,175,155    $ 122,888,372    $ 71,949,100
                                            =============   ============    =============    ============
Undistributed net investment income,
   ending                                    $     83,853   $     (8,916)   $   1,200,226    $    232,004
                                            =============   ============    =============    ============
Class I -- Capital Share Activity
   Shares sold                                    130,737        101,715        1,687,771       3,359,152
   Distributions reinvested                            --             --               --          59,385
   Shares redeemed                                 (3,413)       (94,358)        (186,555)     (3,470,050)
                                            =============   ============    =============    ============
Net Class I Share Activity                        127,324          7,357        1,501,216         (51,513)
                                            =============   ============    =============    ============
Class II -- Capital Share Activity
   Shares sold                                      5,942      3,057,987        1,275,977       1,826,780
   Distributions reinvested                            --             --               --              --
   Shares redeemed                             (1,153,270)            --          (99,398)     (1,031,890)
                                            =============   ============    =============    ============
Net Class II Share Activity                    (1,147,328)     3,057,987        1,176,579         794,890
                                            =============   ============    =============    ============
Class III -- Capital Share Activity
   Shares sold                                         --             --            1,128       3,409,885
   Distributions reinvested                            --             --             --               --
   Shares redeemed                                     --             --           (3,608)            --
                                            =============   ============    =============    ============
Net Class III Share Activity                           --             --           (2,480)      3,409,885
                                            =============   ============    =============    ============
Class IV -- Capital Share Activity
   Shares sold                                         --             --               --              --
   Distributions reinvested                            --             --               --              --
   Shares redeemed                                     --             --               --              --
                                            =============   ============    =============    ============
Net IV Share Activity                                  --             --               --              --
                                            =============   ============    =============    ============
Class R -- Capital Share Activity
   Shares sold                                         --             --               --              --
   Distributions reinvested                            --             --               --              --
   Shares redeemed                                     --             --               --              --
                                            =============   ============    =============    ============
Net Class R Share Activity                             --             --               --              --
                                            =============   ============    =============    ============

                                            INTERNATIONAL ALL CAP GROWTH       U.S. HIGH YIELD BOND
                                            ----------------------------    -----------------------------
                                            SEPTEMBER 30,                   SEPTEMBER 30,
PERIODS ENDED SEPTEMBER 30, 2007                 2007         MARCH 31,         2007          MARCH 31,
AND MARCH 31, 2007                           (UNAUDITED)        2007        (UNAUDITED)         2007
---------------------------------------------------------------------------------------------------------
Increase In Net Assets from
   Investment Operations:
   Net investment income                    $    125,168    $    106,129    $  2,890,873    $   8,216,721
   Net realized gain                           9,016,878       3,010,452          64,017          646,077
   Net unrealized appreciation
      (depreciation)                          (3,702,987)        157,864      (3,244,237)       2,536,959
                                            ------------    ------------    ------------    -------------
Net unrealized appreciation
   (depreciation) in net assets from
   investment operations                       5,439,059       3,274,445        (289,347)      11,399,757
                                            ------------    ------------    ------------    -------------
Distributions to Shareholders:
   From net investment income                         --        (120,976)     (2,912,914)      (8,509,740)
   From net realized gains                            --        (814,495)             --               --
                                            ------------    ------------    ------------    -------------
Total distributions                                   --        (935,471)     (2,912,914)      (8,509,740)
                                            ------------    ------------    ------------    -------------
From Capital Share Transactions:
   Proceeds from shares sold
      Class I                                    152,696         687,166       5,579,455       17,430,335
      Class II                                        --              --          57,244            9,007
      Class III                                       --              --              --               --
      Class IV                                        --              --              --               --
      Class R                                         --              --              --               --
   Distributions reinvested
      Class I                                         --         935,471       2,005,965        4,747,362
      Class II                                        --              --           5,404           14,060
      Class III                                       --              --              --               --
      Class IV                                        --              --              --               --
      Class R                                         --              --              --               --
   Cost of shares redeemed
      Class I                                (23,942,961)       (696,616)    (14,019,846)     (41,154,418)
      Class II                                        --              --     (32,698,711)     (10,043,336)
      Class III                                       --              --              --               --
      Class IV                                        --              --              --               --
      Class R                                         --              --              --               --
                                            ------------    ------------    ------------    -------------
Net increase (decrease) in net
   assets from share transactions            (23,790,265)        926,021     (39,070,489)     (28,996,990)
                                            ------------    ------------    ------------    -------------
Net Increase (Decrease) in Net Assets        (18,351,206)      3,264,995     (42,272,750)     (26,106,973)
Net Assets
   Beginning                                  23,827,026      20,562,031      97,728,292      123,835,265
                                            ------------    ------------    ------------    -------------
   Ending                                   $  5,475,820    $ 23,827,026    $ 55,455,542    $  97,728,292
                                            =============   ============    =============   =============
Undistributed net investment income,
   ending                                   $     81,783    $    230,581    $    357,818    $     379,859
                                            =============   ============    =============   =============
Class I -- Capital Share Activity
   Shares sold                                     9,326          50,330         537,881        1,746,153
   Distributions reinvested                           --          69,811         164,539          474,222
   Shares redeemed                            (1,353,035)        (49,417)     (1,376,371)      (4,113,220)
                                            =============   ============    =============   =============
Net Class I Share Activity                    (1,343,709)         70,724        (673,951)      (1,892,845)
                                            =============   ============    =============   =============
Class II -- Capital Share Activity
   Shares sold                                        --              --           5,706              899
   Distributions reinvested                           --              --             386            1,407
   Shares redeemed                                    --              --      (3,305,490)        (976,681)
                                            =============   ============    =============   =============
Net Class II Share Activity                           --              --      (3,299,398)        (974,375)
                                            =============   ============    =============   =============
Class III -- Capital Share Activity
   Shares sold                                        --              --              --               --
   Distributions reinvested                           --              --              --               --
   Shares redeemed                                    --              --              --               --
                                            =============   ============    =============   =============
Net Class III Share Activity                          --              --              --               --
                                            =============   ============    =============   =============
Class IV -- Capital Share Activity
   Shares sold                                        --              --              --               --
   Distributions reinvested                           --              --              --               --
   Shares redeemed                                    --              --              --               --
                                            =============   ============    =============   =============
Net IV Share Activity                                 --              --              --               --
                                            =============   ============    =============   =============
Class R -- Capital Share Activity
   Shares sold                                        --              --              --               --
   Distributions reinvested                           --              --              --               --
   Shares redeemed                                    --              --              --               --
                                            =============   ============    =============   =============
Net Class R Share Activity                            --              --              --               --
                                            =============   ============    =============   =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS -- (Unaudited)

NOTE A -- ORGANIZATION

Nicholas-Applegate Institutional Funds (formerly Nicholas-Applegate Investment Trust) (the "Trust") is an open-end investment management company. The Trust was established as a Delaware business trust on December 17, 1992 and consists of thirteen separate portfolios (collectively the "Funds" and each a "Fund"). Each Fund's investment objectives, strategies and risks are discussed in the Funds' current prospectuses. All of the Funds have issued Class I shares ("Class I"), eight Funds have issued Class II shares ("Class II"), two Funds have issued Class III shares ("Class III"), one Fund has issued Class IV shares ("Class IV") and three Funds have issued Retirement shares ("Class R"). No shares have a sales charge. Class R has a distribution fee. The Funds offering Class I, Class II, Class III and Class IV shares are covered in this report.

NOTE B -- SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies consistently followed by the Funds in preparing these financial statements are described below. The policies conform with accounting principles generally accepted in the United States.

SECURITY VALUATIONS

Equity securities that are traded on a stock exchange or on the NASDAQ National Market System or other over-the-counter ("OTC") markets are valued at the last sale price as of the close of business on the New York Stock Exchange (normally 4:00 p.m. New York time) on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. ADRs will be valued by an approved pricing service at the "evaluated" price as of the close of business on the NYSE on the day the securities are being valued. GDRs will be valued by an approved pricing service at the last sale price as of the close of business on the London International or Luxembourg markets (i.e., normally at 1:00 p.m. Eastern Time). Securities listed or traded on certain non-U.S. exchanges will be generally valued at the last sale/closing price on the primary exchange obtained by an approved pricing vendor. If the security does not trade on a particular day, the security will be valued at the price within the limits of the latest available current bid and asked prices deemed by the Investment Adviser best to reflect fair value. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Investment Adviser. The Investment Adviser has determined the Xetra is the primary market in Germany.

The Funds value long-term debt obligations, including high quality and high yield corporate securities, municipal securities, asset-backed securities, collateralized mortgage obligations and US Government and Agency issues, at the mean between the bid and ask price provided by an approved bond pricing service. In the event a TRACE price is used, the price will be the last traded price on that day greater than or equal to 1 mm par amount. Convertible securities are normally priced at the mean between the bid and ask prices. In the event that a pricing service does not price a particular security or the price provided is not believed to be reliable, the Investment Adviser will endeavor to use the average of one or two broker-dealer quotations. If broker-dealer quotations are not available, the Investment Adviser will generally "stale" the price. If such a security has a demand feature exercisable within one to seven days, the security will be valued at par. Short-term debt instruments, (e.g., commercial paper, bankers acceptances, U.S. Treasury Bills, etc.) having a maturity of less than 60 days will be valued at amortized cost. If a fixed income security has a maturity of greater than 60 days, it will be valued at market price. U.S.Treasury Bills will be priced at the bid received from an approved pricing source.

Repurchase Agreements will be priced at cost plus accrued interest. Options that trade on exchanges or the OTC market will be valued at the last sale provided the last sale falls between the closing bid and ask prices. If the last sale is larger than the ask price, the option will be valued at the bid price. If no sales are reported, an option will be valued at the mean between the bid and the ask price. If the bid price is zero, the option will be valued at the last sale unless this price is greater than the ask price. In such cases, the option will be valued at the ask price. Private options will be valued by obtaining broker quotations. Futures contracts will be valued at the last sale or settlement price as of the close of such exchanges or markets. Other securities purchased by the Funds may include equity-linked securities, derivatives and private placements (e.g., Rule 144A and Reg S securities). These securities will be generally valued by using market quotations or a matrix method provided by an approved pricing service. If a pricing service is unable to provide a price or the price provided is not believed to be reliable, then broker-dealer quotations will be used.

Shares available to U.S. investors such as the Funds in foreign markets may be priced at a premium to the local shares in that market. The foreign shares are generally priced using the local price as the base and applying a premium, which is received from an independent pricing service or the broker.

Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Investment Adviser does not represent fair value (Fair Value Securities), are valued by the Pricing Committee overseen by the Board of Trustees in consultation as applicable, with the Investment Adviser's portfolio managers, traders, and research and credit analysts and legal and compliance personnel. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which there is no current market; securities whose prices are stale; securities denominated in currencies that are restricted, untraded, or for which exchange rates are disrupted; securities affected by significant events; and securities that the Investment Adviser or Pricing Committee believe were priced incorrectly. A "significant event" (which includes, but is not limited to, an extraordinarily political or market event) is an event that the Investment Adviser or Pricing Committee believes with a reasonably high degree of certainty has caused the closing market prices of a Fund's portfolio securities to no longer reflect their value at the time of the Fund's NAV calculation.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for as of trade date. Realized gains and losses from security transactions are determined on an identified-cost basis.

Dividend income is recorded on the ex-dividend date or, for certain non-U.S. securities, when the information becomes available to the Funds. Interest income is recorded on an accrual basis. Discounts and premiums on debt securities are accreted and amortized on the yield to maturity basis.

NON-U.S. CURRENCY TRANSACTIONS

At each net asset valuation date, the value of assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the current exchange rate of the respective currency at the spot rate at 11:00 a.m. Eastern Time against the U.S. dollar, as provided by an approved pricing service. Security transactions, income and expenses are converted at the prevailing exchange rate on the day of the event. The effect of changes in exchange rates on securities denominated in a non-U.S. currency is included with the net realized and unrealized gain or loss of the associated security. Other Non-U.S. currency gains or losses are reported separately.

Certain Funds may use forward non-U.S. currency contracts to reduce their exposure to currency fluctuations of their non-U.S. securities. These contracts are commitments to purchase or sell a non-U.S. currency at a specified rate on a future date. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation of investments. The contract commitment is fully collateralized by cash or securities of the Fund. Non-U.S. denominated assets and forward currency contracts may involve more risks than U.S. transactions, including currency risk, political and economic risk, regulatory and market risk. Evaluating and monitoring such risk exposure is a part of the Funds' management strategy. There were no such forward non-U.S. currency contracts at September 30, 2007.

FUTURES CONTRACTS

Each Fund may enter into futures contracts involving non-U.S. currency, interest rates, securities, and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of non-U.S. currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. There were no such futures contracts at September 30, 2007.

OPTIONS CONTRACTS

The Funds may: (a) buy call options on non-U.S. currency in anticipation of an increase in the value of the underlying asset; (b) buy put options on non-U..S. currency, portfolio securities, and futures in anticipation of a decrease in the value of the underlying asset; and (c) write call options on portfolio securities and futures to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by a Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received. When a Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts. There were no such options contracts at September 30, 2007.

EQUITY-LINKED SECURITIES

Certain Funds may purchase equity-linked securities, also known as participation notes, equity swaps, and zero strike calls and warrants. Equity-linked securities are primarily used by a Fund as an alternative means to more efficiently and effectively access the securities market of what is generally an emerging country. The Fund deposits an amount of cash with its custodian (or broker, if legally permitted) in an amount near or equal to the selling price of the underlying security in exchange for an equity linked security. Upon sale, the Fund receives cash from the broker or custodian equal to the value of the underlying security. Aside from market risk of the underlying securities, there is a risk of default by the other party to the transaction. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while a Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the other party or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair the Fund's ability to enter into other transactions at a time when doing so might be advantageous.

SECURITIES LENDING

In order to generate expense offset credits, each of the Funds may lend portfolio securities, on a short-term or a long-term basis, up to 30% of a Fund's total assets to broker/dealers, banks, or other institutional borrowers of securities. A Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Investment Adviser has determined are creditworthy and under the guidelines established by the Board of Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 102% of the value of the securities loaned on U.S. securities and 105% on non-U.S. securities.

There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action. The market value of securities on loan and the related collateral at the period ended September 30, 2007 were:

---------------------------------------------------------------
FUND                                 MARKET VALUE   COLLATERAL
---------------------------------------------------------------
U.S. Emerging Growth                 $ 4,264,193    $ 4,429,950
Global Select                         12,164,427     12,611,900
International Growth Opportunities    31,480,679     35,653,305
Emerging Markets                       1,393,384      1,567,650
International Systematic               1,110,338      1,177,005
International All Cap Growth           1,566,622      1,653,600
---------------------------------------------------------------

CREDIT FACILITY

The Trust has a $15 million credit facility available to fund temporary or emergency borrowing expiring in March 2008. Each Fund pays its pro-rata share of an annual commitment fee plus interest on its specific borrowings. For the period ended September 30, 2007, the Funds did not borrow against the line of credit.

COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

FUND EXPENSES AND MULTI-CLASS ALLOCATIONS

Each Fund bears expenses incurred specifically on its behalf plus an allocation of its share of Trust level expenses. Each share offered by a Fund has equal rights to assets but incurs certain Class specific expenses. The Funds allocate income, gains and losses, both realized and unrealized, and expenses, except for Class specific expenses, based on the relative net assets of each share class.

The Funds have arrangements with their brokers, custodian and third party service providers whereby commissions paid by a Fund, interest earned on cash maintained with its custodian and income from securities lending arrangements are used to reduce Fund expenses and offset fees. During the period, the credits used to reduce the Funds' expenses were:

---------------------------------------------------------------------
                                      CREDIT     DIRECT     SECURITY
                                     INTEREST   BROKERAGE    LENDING
FUND                                  OFFSET     OFFSET      OFFSET
---------------------------------------------------------------------
U.S. Micro Cap                        22,729      4,339      84,704
U.S. Emerging Growth                   8,952      2,076      21,750
U.S. Small Cap Value                  16,041      9,255       6,381
U.S. Systematic Large Cap Growth       5,777        264          --
U.S. Small to Mid Cap Growth             440         --          --
U.S. Convertible                     107,016         --       4,328
Global Select                         63,172      8,498      61,133
International Growth                  21,130      8,586      70,033
International Growth Opportunities   115,767     36,820     169,567
Emerging Markets                       9,386        134       9,167
International Systematic              38,033     11,695      16,667
International All Cap Growth           7,275      2,808       8,167
U.S. High Yield Bond                  64,588         --          --
---------------------------------------------------------------------

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

NOTE C -- FEDERAL INCOME TAXES

The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Accordingly, no provision for federal income taxes is required. A Fund investing in foreign securities records any foreign taxes on income and gains on such investments in accordance with the applicable tax rules. The Funds' tax accounting treatment of loss deferrals, accretion, passive foreign investment companies and expiration of capital loss carryforwards are different from the financial statement recognition of income and gains.

Capital loss carryforwards may be used to offset current or future capital gains until expiration.

The ROCSOP amounts as of the end of the prior period have been reclassified for the International Growth, International Growth Opportunities and International All Cap Growth Funds by $2,915,285, $4,164,906 and $273,966, respectively, increasing Accumulated Net Realized Gain (Loss) and decreasing Undistributed Net Investment Income. The International Growth Opportunities Fund also had a reclassification increasing Accumulated Net Realized Gain (Loss) and decreasing Paid-in Capital for $102,299.

DISTRIBUTIONS TO SHAREHOLDERS

The Funds record distributions to shareholders on the ex-dividend date. Distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Accordingly, the Funds' capital accounts are periodically reclassified to reflect income and gains available for distribution under income tax regulations. The Funds make income and capital gain distributions at least annually. Funds with income objectives make distributions either quarterly or monthly in accordance with the prospectuses.

NOTE D -- TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Nicholas-Applegate Capital Management LLC ("NACM") serves as Adviser (the "Adviser") to the Trust. The Adviser receives a monthly fee at an annual rate based on the average daily net assets of the Funds. The investment Advisory Fee rates for each of the Funds are listed in the table below.

ADMINISTRATIVE & SHAREHOLDER SERVICES FEE

On January 24, 2006, the Funds entered into an Administration Agreement whereby the Funds pay for the administrative services they require under what is essentially an all-in fee structure. Class I, II, III & IV shareholders of the Funds pay an administrative fee to the Investment Adviser computed as a percentage of the Funds' assets attributable in the aggregate to Class I, II, III & IV shares, the Investment Adviser, in turn, provides or procures administrative and shareholder services for Class I, II, III & IV shareholders and also bears the costs of most third-party administrative services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The administrative fees paid to the Investment Adviser may exceed the related costs. Generally, this may not be the case for relatively small funds.

Effective September 28, 2006, the administrative fees were decreased to the rates shown below, to better reflect other expenses not covered under the administrative fee. These other expenses which are borne by the Funds, such as brokerage fees, taxes, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses and fees, expenses of the disinterested Trustees of the Trust and their counsel may vary and affect the total level of expenses paid by Class I, II, III & IV shareholders.

The investment advisory and administrative services fees are charged at the following annual rates:

----------------------------------------------------------------------------------------------
                                                               ADMINISTRATION FEE*
FUND                                 ADVISORY FEE   CLASS I   CLASS II    CLASS III   CLASS IV
----------------------------------------------------------------------------------------------
U.S. Micro Cap                          1.00%        0.54%      0.29%         --        --
U.S. Emerging Growth                    0.75%        0.41%        --          --        --
U.S. Small Cap Value                    0.75%        0.52%        --          --        --
U.S. Systematic Large Cap Growth        0.45%        0.64%      0.49%         --        --
U.S. Small to Mid Cap Growth (1)        0.50%        0.40%        --          --        --
U.S. Convertible                        0.55%        0.44%      0.34%         --       0.19%
Global Select                           0.65%        0.47%      0.42%         --        --
International Growth                    0.50%        0.86%      0.46%         --        --
International Growth Opportunities      0.70%        0.69%      0.54%       0.49%       --
Emerging Markets                        0.90%        0.42%      0.32%         --        --
International Systematic                0.50%        0.48%      0.33%       0.23%       --
International All Cap Growth            0.85%        0.27%        --          --        --
U.S. High Yield Bond                    0.40%        0.20%        --          --        --
----------------------------------------------------------------------------------------------

(1)  COMMENCED 7/31/07

TRUSTEE COMPENSATION

Certain officers of the Trust are also officers of the Investment Adviser and Distributor. The Trustees who are not affiliated with the Investment Adviser receive annual compensation of approximately $35,000 each from the Trust, except for the chairman of the Trust who will receive annual compensation of approximately $42,000 from the Trust.

NOTE E -- INVESTMENT TRANSACTIONS

The following table presents purchases and sales of securities, excluding short-term investments, during the period ended September 30, 2007 to indicate the volume of transactions in each Fund. The tax cost of securities held at September 30, 2007, and the related gross and net unrealized appreciation and depreciation, provide aggregate information on a tax basis against which future gains and losses on these investments are measured for distribution purposes.

------------------------------------------------------------------------------------------------------------------------
                                                                               GROSS           GROSS        UNREALIZED
                                                                             UNREALIZED     UNREALIZED     APPRECIATION
                                      PURCHASES     SALES       TAX COST    APPRECIATION   DEPRECIATION   (DEPRECIATION)
FUND                                 (IN 000's)   (IN 000's)   (IN 000's)    (IN 000's)     (IN 000's)      (IN 000's)
------------------------------------------------------------------------------------------------------------------------
U.S. Micro Cap                       $ 77,306      $ 90,087     $ 70,480     $ 15,987        $(1,122)        $14,865
U.S. Emerging Growth                    7,432         7,151       14,515        2,860           (337)          2,523
U.S. Small Cap Value                    8,395        56,643       26,449        3,747         (2,529)          1,218
U.S. Systematic Large Cap Growth       12,631        10,493       18,499        4,001           (344)          3,657
U.S. Small to Mid Cap Growth            6,346         1,092        5,284          571            (84)            487
U.S. Convertible                       78,352        80,420      136,313       21,203         (1,252)         19,951
Global Select                          59,549        88,928      141,116       35,887         (3,197)         32,690
International Growth                   31,261        93,106       16,677        4,699           (271)          4,428
International Growth Opportunities    109,853       218,250      165,059       61,577         (2,975)         58,602
Emerging Markets                       32,951        47,777       29,237        6,792           (149)          6,643
International Systematic              120,985        91,858      100,618        9,738         (3,317)          6,421
International All Cap Growth           12,626        36,752        6,854        1,583            (22)          1,561
U.S. High Yield Bond                   27,159        60,579       54,085        1,342           (514)            828
------------------------------------------------------------------------------------------------------------------------

Gains and losses resulting from the subscriptions-in-kind and redemptions-in-kind are included in the realized gain/loss from securities and non-U.S. currency transactions. During the period, ended September 30, 2007, the U.S. Micro Cap, U.S. Small to Mid Cap Growth, and Emerging Markets Funds had subscriptions-in-kind valued at $4,689,392, $5,325,073 and $1,600,660, respectively. The International Growth, International Growth Opportunities, and International All Cap Growth Funds had redemptions-in-kind valued at $62,922,703, $63,691,105 and $23,642,996, respectively.

NOTE F -- FINANCIAL INSTRUMENTS

During the period, several of the Funds have been party to financial instruments with off-balance sheet risks, including forward non-U.S. currency contracts, primarily in an attempt to minimize the risk to the Fund, in respect of its portfolio transactions. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from unexpected movement in currencies, securities values and interest rates. The contract amounts indicate the extent of the Funds' involvement in such contracts. For the period ended September 30, 2007 the Funds were not party to any such agreements.

NOTE G -- SHAREHOLDER ACTIONS

The Trust held a special meeting of the shareholders of the U.S. Systematic Mid Cap Growth Fund on July 25, 2007 to approve an Agreement and Plan of Reorganization with respect to the reorganization of the Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund with and into the Allianz NACM Mid-Cap Growth Fund, a series of Allianz Funds as described in the proxy statement mailed to shareholders of record as of May 31, 2007 on July 3, 2007.

In the matter approving the reorganizaton and termination of the Fund there were the following votes either present or represented by proxy

-------------------------------
For               1,566,542.947
Against                       0
Abstained                     0
-------------------------------

The Trust held a special meeting of the shareholders of all the Series of the Trust on August 13, 2007 to approve to elect three Trustees to serve until their successors are duly elected and qualified and to consider any other business that may properly come before the meeting or any adjournment thereof, as described in the proxy statement mailed to shareholders of record as of May 31, 2007 on July 12, 2007.

In the matter approving the election of Trustees there were the following votes either present or represented by proxy:

-----------------------------------------------------------
NOMINEE                      FOR        AGAINST    ABSTAIN
-----------------------------------------------------------
Bradford K. Gallagher   20,902,044.76      0       9,850.00
Dr. Steven Grenadier    20,903,452.76      0       8,442.00
Dr. Arthur B. Laffer    20,851,683.27      0      60,211.49
-----------------------------------------------------------

NOTE H -- NEW ACCOUNTING PRONOUNCEMENTS

The Financial Accounting Standards Board ("FASB") has recently issued Interpretation No.48, Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No.109 ("FIN 48"), which applies to all registered investment companies and clarifies the accounting for uncertain tax positions. FIN 48 requires the evaluation of tax positions taken, or expected to be taken, in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. To the extent that a tax benefit of a position is not deemed to meet the more-likely-than-not threshold, the Funds would report an income tax expense in the statement of operations. Adoption of FIN 48 is required for the last NAV calculation in the first financial statement reporting period for fiscal years beginning after December 15, 2006. Accordingly, management is in the process of evaluating tax positions taken by the Funds for the period ending March 31, 2008 to determine if the adoption of FIN 48 will have a material impact to the Funds' financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact, if any the adoption of SFAS 157 will have on the Funds' financial statements.

SHAREHOLDER EXPENSE EXAMPLE -- (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2007 to September 30, 2007).

ACTUAL EXPENSES

The first line of the table below for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for a fund under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                          EXPENSES PAID
                                                 BEGINNING ACCOUNT    ENDING ACCOUNT    DURING THE PERIOD
                                                       VALUE               VALUE         APRIL 1, 2007 TO     ANNUALIZED
                                                   APRIL 1, 2007    SEPTEMBER 30, 2007  SEPTEMBER 30, 2007  EXPENSE RATIO
-------------------------------------------------------------------------------------------------------------------------
U.S. MICRO CAP -- CLASS I
Actual                                               $1,000.00           $1,111.50            $8.18             1.55%
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000.00           $1,017.25            $7.82             1.55%
-------------------------------------------------------------------------------------------------------------------------
U.S. MICRO CAP -- CLASS II
Actual                                               $1,000.00           $1,112.70            $6.87             1.30%
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000.00           $1,018.50            $6.56             1.30%
-------------------------------------------------------------------------------------------------------------------------
U.S. EMERGING GROWTH -- CLASS I
Actual                                               $1,000.00           $1,158.90            $6.42             1.19%
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000.00           $1,019.05            $6.01             1.19%
-------------------------------------------------------------------------------------------------------------------------
U.S. SMALL CAP VALUE -- CLASS I
Actual                                               $1,000.00           $  955.40            $6.80             1.39%
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000.00           $1,018.05            $7.01             1.39%
-------------------------------------------------------------------------------------------------------------------------
U.S. SYSTEMATIC LARGE CAP GROWTH -- CLASS I
Actual                                               $1,000.00           $1,144.70            $6.01             1.12%
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000.00           $1,019.40            $5.65             1.12%
-------------------------------------------------------------------------------------------------------------------------
U.S. SYSTEMATIC LARGE CAP GROWTH -- CLASS II
Actual                                               $1,000.00           $1,145.40            $5.20             0.97%
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000.00           $1,020.15            $4.90             0.97%
-------------------------------------------------------------------------------------------------------------------------
U.S. SMALL TO MID CAP GROWTH -- CLASS I
Actual                                               $1,000.00           $1,075.00            $1.47             0.88%
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000.00           $1,006.64            $1.42             0.88%
-------------------------------------------------------------------------------------------------------------------------
U.S. CONVERTIBLE -- CLASS I
Actual                                               $1,000.00           $1,105.30            $5.32             1.01%
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000.00           $1,019.95            $5.10             1.01%
-------------------------------------------------------------------------------------------------------------------------
U.S. CONVERTIBLE -- CLASS II
Actual                                               $1,000.00           $1,105.80            $4.79             0.91%
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000.00           $1,020.45            $4.60             0.91%
-------------------------------------------------------------------------------------------------------------------------

                                                                                          EXPENSES PAID
                                                 BEGINNING ACCOUNT    ENDING ACCOUNT    DURING THE PERIOD
                                                       VALUE               VALUE         APRIL 1, 2007 TO     ANNUALIZED
                                                   APRIL 1, 2007    SEPTEMBER 30, 2007  SEPTEMBER 30, 2007  EXPENSE RATIO
-------------------------------------------------------------------------------------------------------------------------
U.S. CONVERTIBLE -- CLASS IV
Actual                                               $1,000.00           $1,106.60            $4.00             0.76%
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000.00           $1,021.20            $3.84             0.76%
-------------------------------------------------------------------------------------------------------------------------
GLOBAL SELECT -- CLASS I
Actual                                               $1,000.00           $1,148.90            $6.23             1.16%
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000.00           $1,019.20            $5.86             1.16%
-------------------------------------------------------------------------------------------------------------------------
GLOBAL SELECT -- CLASS II
Actual                                               $1,000.00           $1,149.40            $5.96             1.11%
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000.00           $1,019.45            $5.60             1.11%
-------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH -- CLASS I
Actual                                               $1,000.00           $1,218.30            $7.65             1.38%
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000.00           $1,018.10            $6.96             1.38%
-------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH -- CLASS II
Actual                                               $1,000.00           $1,195.00            $5.38             0.98%
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000.00           $1,020.10            $4.95             0.98%
-------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH OPPORTUNITIES -- CLASS I
Actual                                               $1,000.00           $1,193.90            $7.68             1.40%
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000.00           $1,018.00            $7.06             1.40%
-------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH OPPORTUNITIES -- CLASS II
Actual                                               $1,000.00           $1,194.70            $6.91             1.26%
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000.00           $1,018.70            $6.36             1.26%
-------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH OPPORTUNITIES -- CLASS III
Actual                                               $1,000.00           $1,195.00            $6.64             1.21%
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000.00           $1,018.95            $6.11             1.21%
-------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS FUND -- CLASS I
Actual                                               $1,000.00           $1,319.80            $8.18             1.41%
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000.00           $1,017.95            $7.11             1.41%
-------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS FUND -- CLASS II
Actual                                               $1,000.00           $1,320.80            $7.48             1.29%
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000.00           $1,018.55            $6.51             1.29%
-------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL SYSTEMATIC -- CLASS I
Actual                                               $1,000.00           $1,069.30            $5.23             1.01%
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000.00           $1,019.95            $5.11             1.01%
-------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL SYSTEMATIC -- CLASS II
Actual                                               $1,000.00           $1,070.60            $4.45             0.86%
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000.00           $1,020.70            $4.34             0.86%
-------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL SYSTEMATIC -- CLASS III
Actual                                               $1,000.00           $1,071.20            $3.99             0.77%
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000.00           $1,021.15            $3.89             0.77%
-------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL ALL CAP GROWTH -- CLASS I
Actual                                               $1,000.00           $1,228.30            $6.41             1.15%
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000.00           $1,019.25            $5.81             1.15%
-------------------------------------------------------------------------------------------------------------------------
U.S. HIGH YIELD BOND -- CLASS I
Actual                                               $1,000.00           $1,011.20            $4.32             0.86%
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000.00           $1,020.70            $4.34             0.86%
-------------------------------------------------------------------------------------------------------------------------

SUPPLEMENTARY INFORMATION -- (Unaudited)

QUARTERLY FILING

The Funds provide a complete list of portfolio holdings four times in each fiscal year, at the end of each calendar quarter. For the second and fourth quarters, the portfolio holdings appear in the Funds' semiannual and annual reports to shareholders. For the first and third quarters, the Funds file their portfolio holdings with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the Funds' Form N-Q on the SEC's website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090.

CORPORATE GOVERNANCE

NAME, ADDRESS (1)
AGE                                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
POSITION(S) HELD WITH FUND          OTHER DIRECTORSHIP HELD BY TRUSTEE
LENGTH OF TIME SERVED (2)           NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE
--------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES:

DARLENE T. DEREMER                  PRINCIPAL OCCUPATIONS: Managing Director, Putnam Lovell
(51)                                NBF Private Equity (Since 2004); Managing Director,
Chairperson of the Board & Trustee  NewRiver E-Business Advisory Services Division
Since August 2007                   (2000-2003); Prior to, President and Founder, DeRemer
                                    Associates, a strategic and marketing consulting firm
                                    for the financial services industry (1987-2003); Vice
                                    President and Director, Asset Management Division, State
                                    Street Bank and Trust Company, now referred to as State
                                    Street Global Advisers, (1982-1987); Vice President, T.
                                    Rowe Price & Associates (1979-1982); Member, Boston Club
                                    (since 1998); Member, Financial Women's Association
                                    Advisory Board (since 1995); Founder, Mutual Fund Cafe
                                    Website.

                                    OTHER DIRECTORSHIPS HELD: Founding Member and Director,
                                    National Defined Contribution Council (since 1997);
                                    Trustee, Boston Alzheimer's Association (since 1998);
                                    Director, King's Wood Montessori School (since 1995);
                                    Editorial Board, National Association of Variable
                                    Annuities (since 1997); Director, Nicholas-Applegate
                                    Strategic Opportunities, Ltd. (1994-1997); Trustee,
                                    Nicholas-Applegate Mutual Funds (1994-1999); Director,
                                    Jurika & Voyles Fund Group (since 1994-2000); Director,
                                    Nicholas-Applegate Southeast Asia Fund, Ltd. (since
                                    2004).

                                    NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE: 13

JOHN J. MURPHY                      PRINCIPAL OCCUPATIONS: Founder and senior principal,
(63)                                Murphy Capital Management
Trustee
Since September 2005                OTHER DIRECTORSHIPS HELD: Director, Smith Barney
                                    Multiple Discipline Trust; Director, Barclays
                                    International Funds Group Ltd. and affiliated companies.

                                    NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE: 13

BRADFORD K. GALLAGHER               PRINCIPAL OCCUPATIONS: Founder, Spyglass Investments LC
(63)                                (a private investment vehicle in 2001); Founder,
Trustee                             President and CEO of Cypress Tree Investment Management
Since August 2007                   Company and Annuity Company. Managing Director, Fidelity
                                    Investments.

                                    OTHER DIRECTORSHIPS HELD: Director The Common Fund
                                    (since 2005); Director, Anchor Point Inc. (since 1995);
                                    Chairman and Trustee, Atlantic Maritime Heritage
                                    Foundation (since 2007); Director, Shielding Technology
                                    Inc. (since 2006); Director, United Way Eastern
                                    Massachusetts Chapter (1988-1990); Director, Quinet Fund
                                    (1993-2005); Director, Emersion Hospital (1995-2005)

                                    NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE: 13

STEVEN GRENADIER                    PRINCIPAL OCCUPATIONS: William F. Sharpe Professor of
(42)                                Financial Economics, Stanford University Graduate School
Trustee                             of Business; Research Associate, National Bureau of
Since August 2007                   Economic Research (since 2002); Chairman of the Finance
                                    Department, Stanford University Graduate School of
                                    Business (2004-2006).

                                    OTHER DIRECTORSHIPS HELD: NA

                                    NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE: 13

GEORGE F. KEANE                     PRINCIPAL OCCUPATIONS: President Emeritus and founding
(77)                                Chief Executive Officer, The Common Fund (1971-1993);
Emeritus Trustee                    and Endowment Advisors (1987-1999) (organizations that
Since August 2007                   provide investment management programs for colleges and
                                    universities)

                                    OTHER DIRECTORSHIPS HELD: Director, Bramwell Funds
                                    (since 1994); Director, Longview Oil & Gas (since 2000);
                                    Director, Security Capital U.S. Real Estate (since
                                    1997); Director, The Universal Bond Fund (since 1997);
                                    Director, Universal Stainless & Alloy Products Inc.
                                    (since 1994); Director, United Water Services and
                                    affiliated companies (1996-2000); Director, and former
                                    Chairman of the Board, Trigen Energy Corporation
                                    (1994-2000); Trustee, Nicholas-Applegate Mutual Funds
                                    (1994-1999).

                                    NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE: 13

WALTER E. AUCH                      PRINCIPAL OCCUPATIONS: Retired; prior thereto, Chairman
(86)                                and CEO of Chicago Board of Options Exchange
Emeritus Trustee                    (1979-1986); Senior Executive Vice President Paine
Since August 2007                   Webber, Inc.

                                    OTHER DIRECTORSHIPS HELD: Trustee, LLBS Funds (since
                                    1994) and Brinson Supplementary Trust (since 1997);
                                    Director, Thompson Asset Management Corp (1987-1999);
                                    Director, Smith Barney Trak Fund (since 1992) and Smith
                                    Barney Advisors (since 1992); Director, PIMCO Advisors
                                    L.P. (since 1994); Director, Banyon Realty Trust
                                    (1988-2002), Banyon Mortgage Investment Fund (1989-2002)
                                    and Banyon Land Fund II (since 1988); Director, Express
                                    America Holdings Corp (1992-1999); Director, Legend
                                    Properties, Inc. (1987-1999); Director, Senele Group
                                    (since 1988); Director, Fort Dearborn Income Securities,
                                    Inc. (1987-1995); Trustee, Nicholas-Applegate Mutual
                                    Funds (1994-1999); Director, Geotek Industries, Inc.
                                    (1987-1998).

                                    NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE: 13
--------------------------------------------------------------------------------------------

NAME, ADDRESS (1)
AGE                                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
POSITION(S) HELD WITH FUND          OTHER DIRECTORSHIP HELD BY TRUSTEE
LENGTH OF TIME SERVED (2)           NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE
--------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:

HORACIO A. VALEIRAS                 PRINCIPAL OCCUPATIONS: Managing Director (since 2004)
(48)                                and Chief Investment Officer. Nicholas-Applegate Capital
President & Trustee                 Management, Nicholas-Applegate Securities (since 2002);
Since August 2004                   Managing Director of Morgan Stanley Investment
                                    Management, London (1997-2002); Head of International
                                    Equity and Asset Allocation, Miller Anderson & Sherred;
                                    Director and Chief of Investment Strategies, Credit
                                    Suisse First Boston.

                                    OTHER DIRECTORSHIPS HELD: Trustee, The Bishops School
                                    (since 2002); Trustee, San Diego Rowing Club (since
                                    2002).

                                    NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE: 13

ARTHUR B. LAFFER                    PRINCIPAL OCCUPATIONS: Chairman, Laffer Associates
(65)                                (economic consulting) (since 1979); Chairman, Laffer
Trustee                             Advisors Inc. (registered broker-dealer) (since 1981);
Since August 2007                   Chairman, Laffer Investments (asset management) (since
                                    2000); Member, Congressional Policy Advisory Board
                                    (since 1998); Distinguished University Professor and
                                    Director, Pepperdine University (1985-1988); Professor
                                    of Business Economics, University of Southern California
                                    (1976-1984); Associate Professor of Business Economics,
                                    University of Chicago (1967-1976).

                                    OTHER DIRECTORSHIPS HELD: Director of MPS Group, Inc.
                                    (NYSE:MPS) (since 2003); Director, Petco Animal
                                    Supplies, Inc. (NASDAQ:PETC) (since 2002); Director,
                                    Oxigene Inc. (NASDAQ:OXGN), biopharmaceutical company
                                    (since 1998); Director of Provide Commerce (NASDAQ:PRVD)
                                    (since 1998); Director, Veolia Environmental Corporation
                                    (successor to U.S. Filter Corporation) (water
                                    purification) (since 1991). Director, Nicholas-Applegate
                                    Fund, Inc. (1987-2007)

                                    NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE: 13

OFFICERS:
CHARLES H. FIELD, JR.               PRINCIPAL OCCUPATIONS: General Counsel,
(51)                                Nicholas-Applegate Capital Management,
Secretary and Chief Compliance      Nicholas-Applegate Securities LLC, Nicholas-Applegate
Officer                             Holdings LLC (since February2004), Deputy General
Since May 2002                      Counsel, Nicholas-Applegate Capital Management, LLC
                                    (1996-2004).

                                    OTHER DIRECTORSHIPS HELD: NA

                                    NUMBER OF PORTFOLIOS OVERSEEN BY OFFICER: 13

DEBORAH A. WUSSOW                   PRINCIPAL OCCUPATIONS: Vice President and Director,
(47)                                Nicholas-Applegate Capital Management, LLC (since 2005),
Treasurer and Assistant Secretary   and previously Manager, Legal and Compliance,
Since August 2006                   Nicholas-Applegate Capital Management, LLC (since 1995)

                                    OTHER DIRECTORSHIPS HELD: NA

                                    NUMBER OF PORTFOLIOS OVERSEEN BY OFFICER: 13
--------------------------------------------------------------------------------------------

(1)  UNLESS OTHERWISE NOTED, THE ADDRESS OF THE TRUSTEES AND OFFICERS IS
     C/O: NICHOLAS-APPLEGATE CAPITAL MANAGEMENT, 600 WEST BROADWAY, 32ND FLOOR, SAN DIEGO, CALIFORNIA 92101.

(2) EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, UNTIL HER OR HIS SUCCESSOR IS ELECTED.

                      (This page intentionally left blank)

                      (This page intentionally left blank)

               TRUSTEES OF NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS

                         Darlene T. DeRemer, CHAIRPERSON

                               Horacio A. Valeiras

                                 John J. Murphy

                              Bradford K. Gallagher

                                Steven Grenadier

                                Arthur B. Laffer

                            George F. Keane, EMERITUS

                            Walter E. Auch, EMERITUS

                                    OFFICERS

                         Horacio A. Valeiras, PRESIDENT

                        Charles H. Field, Jr., SECRETARY

                          Deborah A. Wussow, TREASURER

                               INVESTMENT ADVISER

                      Nicholas-Applegate Capital Management

                                   DISTRIBUTOR

                          Nicholas-Applegate Securities

                                    CUSTODIAN

                 Brown Brothers Harriman & Co., Private Bankers

                                 TRANSFER AGENT

                          UMB Fund Services Group, Inc.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                           PricewaterhouseCoopers LLP

NICHOLAS|APPLEGATE
INSTITUTIONAL FUNDS

NICHOLAS-APPLEGATE SECURITIES, DISTRIBUTOR

[A company of Allianz LOGO]
Global Investors

                                                               600 WEST BROADWAY
                                                     SAN DIEGO, CALIFORNIA 92101
                                                                   800.551..8043

NICHOLAS|APPLEGATE(R)
INSTITUTIONAL FUNDS

SEPTEMBER 30, 2007 SEMI-ANNUAL REPORT (UNAUDITED)

CLASS R SHARES

U.S. EMERGING GROWTH

U.S. SYSTEMATIC LARGE CAP GROWTH

INTERNATIONAL GROWTH

[A COMPANY OF ALLIANZ LOGO]
GLOBAL INVESTORS

LETTER TO SHAREHOLDERS

Dear Fellow Shareholder,

The six months ended September 30, 2007 was an unusually volatile time in the world's financial markets. Over the summer, deterioration in the value of securities tied to U.S. residential mortgages sparked a global liquidity crisis that caused investors to shun riskier assets. Monetary action taken by central banks worldwide helped restore investor confidence, and major U.S. and non-U.S. equity indexes finished the period with strong gains.

In this semi-annual report, we review the performance of the financial markets and our mutual funds from April 1 through September 30. In addition, we share our perspective on the dynamics shaping the investment landscape and our outlook for the months ahead.

During the period, the broad U.S. equity market, as measured by the S&P 500 Index, gained 8.44%. The Index reached an all-time record on July 19, lifted by healthy economic and earnings growth and buoyant merger activity. The rally ended abruptly, however, when mounting losses on U.S. mortgage-backed securities made investors reluctant to buy even high-quality corporate debt, causing liquidity to dry up in the fixed-income markets. Financial institutions holding mortgage-backed securities, including a few highly leveraged hedge funds, were inundated with broker margin calls and redemption requests. To raise cash and reduce leverage, they sold their most liquid assets, including stocks. By mid-August, the S&P 500 Index had fallen nearly 10% from its July peak, approaching the technical definition of a market correction. The Federal Reserve intervened, and stock prices reversed course once again, climbing higher in August and September.

International equities in both developed and emerging countries followed a similar, volatile path. Gains throughout much of the period erased steep summer losses that resulted from concerns about foreign ownership of U.S. mortgage-backed securities, as well as tighter credit market conditions globally. Central banks, including the European Central Bank and Bank of Japan, helped calm investors' nerves by pumping extra liquidity into the financial system.

For the full period, the MSCI EAFE Index, a barometer of developed non-U.S. equities, gained 9.05%. The vast majority of the increase was due to currency movements, as the euro, pound and yen rose 6.8%, 4.0% and 2.6%, respectively, versus the U.S. dollar. Weakness in the dollar was caused by the problems in the U.S. housing and mortgage markets and an interest rate cut from the Federal Reserve in September. Amid rising oil prices, an economic upturn in the euro region and six consecutive quarters of above-trend growth in the United Kingdom, European policymakers were focused on controlling inflation. The European Central Bank raised interest rates in June, and the Bank of England tightened monetary policy in May and July. Japanese central bankers held rates steady at 0.50%, as economic growth showed signs of losing momentum.

Stock markets in emerging countries delivered the best performance, with the MSCI Emerging Markets Index gaining 31.76% on positive country and company fundamentals. Economic growth in developing nations remained robust, led by China where GDP expanded at a 10.9% annual rate in the April-to-June quarter. Corporate earnings for companies in the index were expected to grow more than 16% in 2007, and balance sheets were strong. In fact, emerging market businesses are estimated to carry about half as much debt as their U.S. and European counterparts.

In the volatile market conditions, Nicholas-Applegate Institutional Funds delivered strong results. All nine of the funds using traditional investment processes outpaced their benchmarks. Of the four funds using systematic approaches, three outperformed or performed broadly in line with their benchmarks and one trailed. The environment was challenging for systematic strategies in general due to the inherent difficulty of modeling a rare event such as the recent liquidity crisis, which was the worst of its kind in nearly a decade. In addition, rapid deleveraging by some quantitative hedge funds in early August caused short-term market dislocations which negatively affected performance in Nicholas-Applegate's systematic strategies.

Looking ahead, we believe that the housing slowdown in the United States will continue, but that the U.S. economy will still grow at a moderate pace. Overseas, economic activity should remain at its higher-than-normal rate, supported by growth in emerging countries and positive trends in Europe, reflected in record-low unemployment in the euro zone. We expect growth in U.S. corporate profits of around 5-7%, with higher growth of 10-12% internationally. Against this backdrop, we anticipate more modest price appreciation for stocks compared to the robust gains of the past six months.

In this environment, companies that can deliver strong earnings growth should continue to capture investor attention. Growth stocks outperformed value stocks in developed markets during the first nine months of 2007, suggesting that many years of value leadership may be drawing to a close. We also think this kind of environment is ideal for security selection, particularly for investing in companies where positive change is leading to increased earnings estimates. As we seek to deliver excess return to shareholders, we continue to search out those companies for all of our funds.

On behalf of everyone at Nicholas-Applegate, thank you for your participation in the Nicholas-Applegate Institutional Funds. We appreciate the trust you have placed in us.

Best Regards,


/s/ Horacio A. Valeiras
--------------------------------------
Horacio A. Valeiras, CFA
President and Chief Investment Officer
September 30, 2007

TABLE OF CONTENTS

THE FUNDS' REVIEW AND OUTLOOK, PERFORMANCE AND SCHEDULE OF INVESTMENTS

   U.S. Emerging Growth                                                   1
   U.S. Systematic Large Cap Growth                                       5
   International Growth                                                   9

THE FUNDS':

   Financial Highlights                                                  14
   Statements of Assets and Liabilities                                  16
   Statements of Operations                                              17
   Statements of Changes in Net Assets                                   18
   Notes to Financial Statements                                         20
   Shareholder Expense Example                                           25
   Supplementary Information                                             26

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION TO SHAREHOLDERS AND TO OTHERS ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENTLY EFFECTIVE PROSPECTUS FOR NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS CLASS I, II, III & IV SHARES.
DISTRIBUTOR: NICHOLAS-APPLEGATE SECURITIES.

U.S. EMERGING GROWTH FUND

MANAGEMENT TEAM: JOHN C. MCCRAW, Portfolio Manager; ROBERT S. MARREN, Portfolio Manager; BLAKE H. BURDINE, Analyst; K. MATHEW AXLINE, CFA, Analyst; STEPHEN W. LYFORD, Analyst

CHIEF INVESTMENT OFFICER: HORACIO A.VALEIRAS,CFA

GOAL: The U.S. Emerging Growth Fund seeks to maximize long-term capital appreciation through investments primarily in U.S. companies with market capitalizations similar to the Russell 2000 Growth Index at time of purchase.

MARKET OVERVIEW: U.S. small-cap growth stocks delivered healthy increases during the six months ended September 30, 2007. Solid gains throughout much of the period eclipsed a summer decline caused by deterioration in the mortgage market and the worst liquidity crunch in nearly ten years. Factors contributing to the period's overall positive results included:

     - Improvement in the economy, with GDP growing at a 3.8% annual rate in the second quarter compared to the meager 0.6% growth rate posted in the prior quarter

     - Soaring merger and buyout activity, fueled by corporate cash surpluses and robust inflows into private equity funds

     - Accommodative monetary policy from the Federal Reserve, including the first cut in the target funds rate since June 2003

Small-cap growth stocks outperformed small-cap value stocks in every month of the period -- their longest winning streak in more than seven years. Within the small-cap growth market, financials was the only sector to decline amid problems with subprime mortgages and tighter credit market conditions. The materials sector turned in the highest return, boosted by double-digit gains in chemicals and metals and mining stocks.

PERFORMANCE: The Fund's Class R shares rose 15.81% during the six months ended September 30, 2007, outperforming the 6.70% gain in the Russell 2000 Growth Index.

PORTFOLIO SPECIFICS: The Fund's outperformance was due to stock selection, which was positive in most sectors and strongest in industrials. The Fund's best-performing investments included DryShips and Excel Maritime Carriers, two shipping companies that specialize in transporting dry bulk commodities, such as coal and grain. Both benefited from better-than-expected demand for dry bulk commodities that pushed up the daily charter rates on their vessels. JA Solar Holdings, a manufacturer of solar cells, was another top performer in the industrials sector. The company was recognized for its floating-price supply contracts, which should provide a cost advantage relative to competitors that have locked in what are expected to be high prices for the wafers used to create the cells.

Stock selection was also especially strong in the information technology sector, helped by a significant gain from Vasco Data Security International. The company provides technologies that increase the security of web-based transactions, such as online banking, and is experiencing brisk demand from financial institutions in Asia. Areas of relative weakness in the Fund included stock selection in the consumer discretionary sector, where several of our retail holdings underperformed.

MARKET OUTLOOK: Continued softness in the housing market and record-high commodity prices may dampen investor sentiment over the coming months. However, additional monetary easing from the Fed may drive further gains in small-cap growth stocks. History shows that the beginning of a monetary easing cycle, as we saw in September, typically benefits equity investors.

In the changing market environment, we believe our focus on stocks exhibiting positive and sustainable change will continue to lead us to exciting investment opportunities for the Fund.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN U.S. EMERGING GROWTH FUND CLASS R SHARES WITH THE RUSSELL 2000 GROWTH INDEX.

[CHART]

              U.S. EMERGING GROWTH FUND CLASS I SHARES    RUSSELL 2000 GROWTH INDEX
10/1/1993          $250,000                                  $250,000
10/31/1993         $250,400                                  $257,225
11/30/1993         $237,400                                  $246,820
12/31/1993         $249,920                                  $256,560
1/31/1994          $257,143                                  $263,389
2/28/1994          $255,286                                  $262,230
3/31/1994          $234,855                                  $246,122
4/30/1994          $235,474                                  $246,498
5/31/1994          $229,076                                  $240,974
6/30/1994          $217,519                                  $230,677
7/31/1994          $222,679                                  $233,965
8/31/1994          $237,744                                  $251,133
9/30/1994          $240,633                                  $252,185
10/31/1994         $243,935                                  $254,871
11/30/1994         $231,553                                  $244,559
12/31/1994         $241,147                                  $250,321
1/31/1995          $231,007                                  $245,222
2/28/1995          $243,351                                  $256,553
3/31/1995          $255,254                                  $264,047
4/30/1995          $259,442                                  $268,018
5/31/1995          $261,426                                  $271,529
6/30/1995          $284,571                                  $290,241
7/31/1995          $312,124                                  $312,862
8/31/1995          $313,006                                  $316,723
9/30/1995          $319,619                                  $323,244
10/31/1995         $307,055                                  $307,344
11/30/1995         $320,721                                  $320,910
12/31/1995         $327,708                                  $328,021
1/31/1996          $323,033                                  $325,305
2/29/1996          $342,668                                  $340,139
3/31/1996          $352,952                                  $346,864
4/30/1996          $389,650                                  $373,492
5/31/1996          $411,388                                  $392,645
6/30/1996          $386,378                                  $367,131
7/31/1996          $341,966                                  $322,312
8/31/1996          $372,353                                  $346,172
9/30/1996          $397,130                                  $364,000
10/31/1996         $379,833                                  $348,297
11/30/1996         $383,574                                  $357,983
12/31/1996         $389,595                                  $364,964
1/31/1997          $394,413                                  $374,081
2/28/1997          $351,961                                  $351,490
3/31/1997          $332,993                                  $326,685
4/30/1997          $327,874                                  $322,906
5/31/1997          $379,961                                  $371,438
6/30/1997          $407,660                                  $384,034
7/31/1997          $436,865                                  $403,712
8/31/1997          $445,295                                  $415,827
9/30/1997          $487,145                                  $449,010
10/31/1997         $452,521                                  $422,043
11/30/1997         $435,017                                  $411,981
12/31/1997         $436,748                                  $412,212
1/31/1998          $426,704                                  $406,713
2/28/1998          $464,803                                  $442,622
3/31/1998          $490,779                                  $461,190
4/30/1998          $490,779                                  $464,017
5/31/1998          $452,334                                  $430,306
6/30/1998          $468,959                                  $434,704
7/31/1998          $429,195                                  $398,406
8/31/1998          $325,073                                  $306,438
9/30/1998          $358,956                                  $337,508
10/31/1998         $363,545                                  $355,112
11/30/1998         $401,944                                  $382,658
12/31/1998         $455,854                                  $417,285
1/31/1999          $500,962                                  $436,054
2/28/1999          $447,786                                  $396,164
3/31/1999          $495,828                                  $410,275
4/30/1999          $525,167                                  $446,507
5/31/1999          $504,263                                  $447,212
6/30/1999          $566,975                                  $470,771
7/31/1999          $569,542                                  $456,215
8/31/1999          $564,775                                  $439,153
9/30/1999          $581,645                                  $447,624
10/31/1999         $637,022                                  $459,088
11/30/1999         $720,228                                  $507,631
12/31/1999         $882,812                                  $597,101
1/31/2000          $860,761                                  $591,542
2/29/2000        $1,159,018                                  $729,171
3/31/2000        $1,010,263                                  $652,520
4/30/2000          $867,488                                  $586,635
5/31/2000          $762,089                                  $535,270
6/30/2000          $918,319                                  $604,416
7/31/2000          $822,264                                  $552,617
8/31/2000          $942,613                                  $610,747
9/30/2000          $886,924                                  $580,405
10/31/2000         $793,111                                  $533,294
11/30/2000         $611,428                                  $436,464
12/31/2000         $665,221                                  $463,171
1/31/2001          $676,406                                  $500,660
2/28/2001          $563,494                                  $432,029
3/31/2001          $509,701                                  $392,749
4/30/2001          $570,951                                  $440,833
5/31/2001          $573,081                                  $451,043
6/30/2001          $583,733                                  $463,343
7/31/2001          $545,918                                  $423,815
8/31/2001          $509,701                                  $397,327
9/30/2001          $423,420                                  $333,198
10/31/2001         $459,104                                  $365,252
11/30/2001         $495,321                                  $395,751
12/31/2001         $518,223                                  $420,406
1/31/2002          $503,310                                  $405,439
2/28/2002          $471,886                                  $379,207
3/31/2002          $510,766                                  $412,161
4/30/2002          $502,777                                  $403,258
5/31/2002          $476,147                                  $379,667
6/30/2002          $442,593                                  $347,472
7/31/2002          $379,746                                  $294,065
8/31/2002          $378,681                                  $293,918
9/30/2002          $358,442                                  $272,697
10/31/2002         $364,833                                  $286,496
11/30/2002         $382,409                                  $314,887
12/31/2002         $356,844                                  $293,160
1/31/2003          $346,725                                  $285,186
2/28/2003          $336,072                                  $277,572
3/31/2003          $336,605                                  $281,763
4/30/2003          $368,029                                  $308,418
5/31/2003          $400,517                                  $343,177
6/30/2003          $410,637                                  $349,800
7/31/2003          $442,060                                  $376,245
8/31/2003          $469,223                                  $396,449
9/30/2003          $446,854                                  $386,419
10/31/2003         $488,397                                  $419,806
11/30/2003         $500,647                                  $433,491
12/31/2003         $491,593                                  $435,442
1/31/2004          $520,886                                  $458,303
2/29/2004          $511,831                                  $457,615
3/31/2004          $511,299                                  $459,766
4/30/2004          $480,408                                  $436,686
5/31/2004          $485,734                                  $445,376
6/30/2004          $507,038                                  $460,162
7/31/2004          $462,832                                  $418,886
8/30/2004          $444,191                                  $409,880
9/30/2004          $476,147                                  $432,546
10/31/2004         $488,908                                  $443,057
11/30/2004         $528,314                                  $480,495
12/31/2004         $546,435                                  $497,745
1/31/2005          $525,124                                  $475,297
2/28/2005          $538,462                                  $481,808
3/31/2005          $520,370                                  $463,740
4/30/2005          $487,327                                  $434,246
5/31/2005          $520,903                                  $464,861
6/30/2005          $544,344                                  $479,876
7/31/2005          $584,299                                  $513,419
8/31/2005          $588,564                                  $506,180
9/30/2005          $594,450                                  $510,179
10/31/2005         $578,994                                  $491,302
11/30/2005         $606,091                                  $519,110
12/31/2005         $618,334                                  $518,331
1/31/2006          $688,701                                  $568,350
2/28/2006          $698,274                                  $565,338
3/31/2006          $740,938                                  $592,813
4/30/2006          $749,459                                  $591,094
5/31/2006          $705,765                                  $549,481
6/30/2006          $701,531                                  $549,811
7/31/2006          $658,317                                  $521,276
8/31/2006          $665,229                                  $536,549
9/30/2006          $666,293                                  $540,198
10/31/2006         $699,341                                  $575,256
11/30/2006         $712,139                                  $589,005
12/31/2006         $719,047                                  $587,591
1/31/2007          $733,931                                  $598,521
2/28/2007          $740,243                                  $596,605
3/31/2007          $750,533                                  $602,094
4/30/2007          $788,960                                  $617,869
5/31/2007          $830,222                                  $646,044
6/30/2007          $849,733                                  $642,297
7/31/2007          $809,030                                  $608,962
8/31/2007          $828,528                                  $624,247
9/30/2007          $869,789                                  $642,412

Annualized Total Returns As of 9/30/07

                                    1 YEAR   5 YEARS   10 YEARS
---------------------------------------------------------------
U.S. Emerging Growth Fund Class R   30.22%    19.13%     5.71%
---------------------------------------------------------------
Russell 2000 Growth Index           18.94%    18.70%     3.65%
---------------------------------------------------------------

THE GRAPH ABOVE SHOWS THE VALUE OF A HYPOTHETICAL $250,000 INVESTMENT IN THE FUND COMPARED WITH THE RUSSELL 2000 GROWTH INDEX FOR THE PERIODS INDICATED.THE FUND'S CLASS R SHARES WERE FIRST AVAILABLE ON MAY 21, 1999. PERFORMANCE PRIOR TO THE INTRODUCTION OF CLASS R SHARES REFLECTS THE HISTORICAL PERFORMANCE OF THE FUND'S CLASS I SHARES. THIS PERFORMANCE HAS BEEN RESTATED TO REFLECT SHAREHOLDER SERVICES FEES OF 0.25% APPLICABLE TO CLASS R SHARES, BUT NOT CLASS I SHARES OF THE FUND. THE FUND'S CLASS I SHARES CALCULATE THEIR PERFORMANCE BASED UPON THE HISTORICAL PERFORMANCE OF A CORRESPONDING SERIES OF NICHOLAS-APPLEGATE MUTUAL FUNDS (RENAMED ING MUTUAL FUNDS), ADJUSTED TO REFLECT ALL FEES AND EXPENSES APPLICABLE TO THE FUND'S CLASS I SHARES. AVERAGE ANNUAL TOTAL RETURN FIGURES INCLUDE CHANGES IN PRINCIPAL VALUE, REINVESTED DIVIDENDS, AND CAPITAL GAIN DISTRIBUTIONS. THE TOTAL RETURNS SHOWN ABOVE DO NOT SHOW THE EFFECTS OF INCOME TAXES ON AN INDIVIDUAL'S INVESTMENT. IN MOST CASES, TAXES MAY REDUCE YOUR ACTUAL INVESTMENT RETURNS ON INCOME OR GAINS PAID BY THE FUND OR ANY GAINS YOU MAY REALIZE IF YOU SELL YOUR SHARES. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS.

THE RUSSELL 2000 GROWTH INDEX IS AN UNMANAGED INDEX COMPRISED OF THOSE RUSSELL 2000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX, WHICH REPRESENTS APPROXIMATELY 10% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX. THE UNMANAGED INDEX DIFFERS FROM THE FUND IN COMPOSITION, DOES NOT PAY MANAGEMENT FEES OR EXPENSES AND INCLUDES REINVESTED DIVIDENDS.ONE CANNOT INVEST DIRECTLY IN AN INDEX.

SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS.YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

U.S. EMERGING GROWTH FUND

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2007

                                                   NUMBER OF
                                                      SHARES         VALUE
--------------------------------------------------------------------------
COMMON STOCK - 99.5%
ADVERTISING SERVICES - 0.6%
   inVentiv Health, Inc.*                              1,800   $    78,876
                                                               -----------
AEROSPACE/DEFENSE-EQUIPMENT - 5.4%
   AAR Corp.*                                          2,200        66,748
   BE Aerospace, Inc.*                                 2,000        83,060
   Ducommun, Inc.*,##                                  2,100        67,830
   Kaman Corp                                          2,300        79,488
   Moog, Inc.Cl.A*,##                                  1,600        70,304
   Orbital Sciences Corp.*                             3,800        84,512
   TransDigm Group, Inc.*                              2,600       118,846
   Triumph Group, Inc.                                 1,300       106,223
                                                               -----------
                                                                   677,011
                                                               -----------
AGRICULTURAL CHEMICALS - 1.6%
   CF Industries Holdings, Inc.                        1,500       113,865
   UAP Holding Corp                                    2,600        81,536
                                                               -----------
                                                                   195,401
                                                               -----------
AIRLINES - 0.4%
   Republic Airways Holdings, Inc.*                    2,400        50,808
                                                               -----------
ALTERNATIVE WASTE TECH - 0.6%
   Darling International, Inc.*                        7,400        73,186
                                                               -----------
APPAREL MANUFACTURERS - 1.3%
   G-III Apparel Group, Ltd.*,##                       3,300        64,977
   Phillips-Van Heusen                                   800        41,984
   Volcom, Inc.*,##                                    1,200        51,024
                                                               -----------
                                                                   157,985
                                                               -----------
APPLICATIONS SOFTWARE - 0.5%
   Actuate Corp.*                                      9,800        63,210
                                                               -----------
AUDIO/VIDEO PRODUCTS - 0.6%
   Universal Electronics, Inc.*,##                     2,300        74,750
                                                               -----------
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL - 2.1%
   ArvinMeritor, Inc.                                  3,600        60,552
   Spartan Motors, Inc.##                              4,700        79,101
   Tenneco, Inc.*,##                                   1,800        55,818
   Titan International, Inc.##                         2,300        73,416
                                                               -----------
                                                                   268,887
                                                               -----------
BROADCAST SERVICES/PROGRAMMING - 0.6%
   DG FastChannel, Inc.*,##                            3,400        80,172
                                                               -----------
BUILDING & CONSTRUCTION-MISCELLANEOUS - 0.7%
   Layne Christensen Co.*                              1,500        83,220
                                                               -----------
BUILDING PRODUCTS-DOORS & WINDOWS - 0.6%
   Apogee Enterprises, Inc.                            2,900        75,226
                                                               -----------
BUILDING PRODUCTS-LIGHT FIXTURES - 0.6%
   LSI Industries, Inc.                                3,600        73,872
                                                               -----------
BUILDING-HEAVY CONSTRUCTION - 0.8%
   Perini Corp.*                                       1,700        95,081
                                                               -----------
BUILDING-MAINTENANCE & SERVICE - 0.5%
   Healthcare Services Group##                         3,300        66,891
                                                               -----------
CASINO HOTELS - 0.2%
   MTR Gaming Group, Inc.*,##                          2,400        22,872
                                                               -----------
CASINO SERVICES - 0.8%
   Bally Technologies, Inc.*                           2,800        99,204
                                                               -----------
CHEMICALS-PLASTICS - 1.1%
   Metabolix, Inc.*,##                                 2,900        70,354
   PolyOne Corp.*                                      9,400        70,218
                                                               -----------
                                                                   140,572
                                                               -----------
CHEMICALS-SPECIALTY - 0.6%
   Terra Industries, Inc.*                             2,500        78,150
                                                               -----------
COMPUTER SERVICES - 0.8%
   BluePhoenix Solutions, Ltd.*                        5,400        99,414
                                                               -----------
COMPUTERS-INTEGRATED SYSTEMS - 0.5%
   Radiant Systems, Inc.*                              4,300        68,069
                                                               -----------
COMPUTERS-PERIPHERAL EQUIPMENT - 1.6%
   Sigma Designs, Inc.*,##                             1,700        82,008
   Synaptics, Inc.*,##                                 2,500       119,400
                                                               -----------
                                                                   201,408
                                                               -----------
CONSULTING SERVICES - 1.2%
   FTI Consulting, Inc.*                               1,800        90,558
   Watson Wyatt Worldwide, Inc.Cl. A                   1,300        58,422
                                                               -----------
                                                                   148,980
                                                               -----------
CONSUMER PRODUCTS-MISCELLANEOUS - 1.1%
   Fossil, Inc.*                                       1,700        63,512
   Tupperware Brands Corp.##                           2,200        69,278
                                                               -----------
                                                                   132,790
                                                               -----------
COSMETICS & TOILETRIES - 0.7%
   Elizabeth Arden, Inc.*                              3,200        86,272
                                                               -----------
DATA PROCESSING/MANAGEMENT - 0.6%
   FalconStor Software, Inc.*,##                       6,000        72,300
                                                               -----------
DIAGNOSTIC KITS - 0.7%
   Inverness Medical Innovations, Inc.*                1,600        88,512
                                                               -----------
DIVERSIFIED MANUFACTURING OPERATIONS - 2.9%
   Ameron International Corp                             700        74,039
   Barnes Group, Inc.##                                2,800        89,376
   Koppers Holdings, Inc.##                            2,700       104,247
   LSB Industries, Inc.*,##                            3,800        89,870
                                                               -----------
                                                                   357,532
                                                               -----------
E-COMMERCE/PRODUCTS - 0.9%
   Shutterfly, Inc.*,##                                3,700       118,067
                                                               -----------
ELECTRONIC COMPONENTS-SEMICONDUCTORS - 3.8%
   Advanced Analogic Technologies, Inc.*               6,100        64,904
   Emcore Corp.*,##                                   10,600       101,760
   Omnivision Technologies, Inc.*,##                   3,400        77,282
   Semtech Corp.*                                      4,000        81,920
   SiRF Technology Holdings, Inc.*,##                  3,500        74,725
   Skyworks Solutions, Inc.*                           8,800        79,552
                                                               -----------
                                                                   480,143
                                                               -----------
ELECTRONIC DESIGN AUTOMATION - 0.7%
   Magma Design Automation, Inc.*,##                   5,800        81,606
                                                               -----------
ELECTRONIC MEASURE INSTRUMENTS - 1.2%
   FARO Technologies, Inc.*,##                         1,600        70,640
   Itron, Inc.*                                          900        83,763
                                                               -----------
                                                                   154,403
                                                               -----------
E-MARKETING/INFORMATION - 0.4%
   Valueclick, Inc.*                                   2,300        51,658
                                                               -----------
ENERGY-ALTERNATE SOURCES - 0.8%
   JA Solar Holdings Co., Ltd.- ADR*,##                2,100        94,395
                                                               -----------
ENGINEERING/R & D SERVICES - 2.7%
   Aecom Technology Corp.*,##                          2,400        83,832
   EMCOR Group, Inc.*                                  2,000        62,720
   Michael Baker Corp.*,##                             2,100       102,921
   URS Corp.*                                          1,500        84,675
                                                               -----------
                                                                   334,148
                                                               -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                   NUMBER OF
                                                      SHARES         VALUE
--------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES - 2.9%
   American Software, Inc.Cl.A                         6,900   $    63,480
   Concur Technologies, Inc.*                          3,100        97,712
   JDA Software Group, Inc.*                           3,200        66,112
   Lawson Software, Inc.*,##                           7,100        71,071
   Ultimate Software Group, Inc.*,##                   1,700        59,330
                                                               -----------
                                                                   357,705
                                                               -----------
ENTERTAINMENT SOFTWARE - 0.6%
   Take-Two Interactive Software, Inc.*,##             4,400        75,152
                                                               -----------
FINANCE-OTHER SERVICES - 1.0%
   FCStone Group, Inc.*                                1,650        53,245
   GFI Group, Inc.*                                      800        68,896
                                                               -----------
                                                                   122,141
                                                               -----------
FIREARMS & AMMUNITION - 0.6%
   Smith & Wesson Holding Corp.*,##                    3,800        72,542
                                                               -----------
FOOD-MISCELLANEOUS/DIVERSIFIED - 0.3%
   M&F Worldwide Corp.*                                  800        40,152
                                                               -----------
FOOD-WHOLESALE/DISTRIBUTION - 0.4%
   Spartan Stores, Inc.                                2,300        51,819
                                                               -----------
FOOTWEAR & RELATED APPAREL - 0.5%
   Iconix Brand Group, Inc.*,##                        2,600        61,854
                                                               -----------
HOME FURNISHINGS - 0.9%
   Tempur-Pedic International, Inc.##                  3,100       110,825
                                                               -----------
HOTELS & MOTELS - 0.6%
   Morgans Hotel Group Co.*                            3,200        69,600
                                                               -----------
HOUSEWARES - 0.6%
   Libbey, Inc.##                                      4,200        73,584
                                                               -----------
INDUSTRIAL AUDIO & VIDEO PRODUCTS - 0.7%
   China Security & Surveillance
   Technology, Inc.*,##                                3,500        85,050
                                                               -----------
INDUSTRIAL AUTOMATION/ROBOTICS - 0.7%
   Hurco Cos, Inc.*,##                                 1,600        86,496
                                                               -----------
INSTRUMENTS-SCIENTIFIC - 0.5%
   FEI Co.*,##                                         2,000        62,860
                                                               -----------
INTERNET APPLICATIONS SOFTWARE - 1.1%
   Cybersource Corp.*,##                               5,200        60,788
   DealerTrack Holdings, Inc.*                         1,800        75,384
                                                               -----------
                                                                   136,172
                                                               -----------
INTERNET INFRASTRUCTURE SOFTWARE - 0.6%
   Chordiant Software, Inc.*                           5,200        72,072
                                                               -----------
INTERNET SECURITY - 0.6%
   Vasco Data Security International*                  2,000        70,620
                                                               -----------
INVESTMENT COMPANIES - 0.3%
   NexCen Brands, Inc.*,##                             5,500        36,960
                                                               -----------
MACHINERY TOOLS & RELATED PRODUCTS - 0.8%
   Hardinge, Inc.                                      2,800        97,524
                                                               -----------
MACHINERY-CONSTRUCTION & MINING - 0.6%
   Bucyrus International, Inc.Cl.A                     1,100        80,223
                                                               -----------
MACHINERY-GENERAL INDUSTRY - 3.7%
   Altra Holdings, Inc.*,##                            4,400        73,348
   Chart Industries, Inc.*                             4,400       141,504
   DXP Enterprises, Inc.*,##                           1,400        49,714
   Kadant, Inc.*,##                                    2,400        67,200
   Middleby Corp.*                                       800        51,632
   Robbins & Myers, Inc.                               1,300        74,477
                                                               -----------
                                                                   457,875
                                                               -----------
MEDICAL IMAGING SYSTEMS - 0.6%
   Given Imaging, Ltd.*,##                             2,600        71,552
                                                               -----------
MEDICAL INFORMATION SYSTEMS - 0.8%
   Phase Forward, Inc.*                                5,200       104,052
                                                               -----------
MEDICAL INSTRUMENTS - 1.2%
   Arthrocare Corp.*                                   1,300        72,657
   NuVasive, Inc.*                                     2,300        82,639
                                                               -----------
                                                                   155,296
                                                               -----------
MEDICAL LABS & TESTING SERVICES - 0.8%
   Icon PLC - ADR*,##                                  2,000       102,060
                                                               -----------
MEDICAL LASER SYSTEMS - 0.9%
   Cynosure, Inc.Cl.A*                                 2,900       107,010
                                                               -----------
MEDICAL-BIOMEDICAL/GENETICS - 1.4%
   Alexion Pharmaceuticals, Inc.*                      1,500        97,725
   Regeneron Pharmaceuticals, Inc.*                    4,100        72,980
                                                               -----------
                                                                   170,705
                                                               -----------
MEDICAL-DRUGS - 0.4%
   Indevus Pharmaceuticals, Inc.*                      7,200        49,752
                                                               -----------
MEDICAL-OUTPATIENT/HOME MEDICAL CARE - 0.7%
   Air Methods Corp.*,##                               1,900        87,780
                                                               -----------
METAL PROCESSORS & FABRICATION - 2.7%
   CIRCOR International, Inc.                          2,000        90,820
   Haynes International, Inc.*                           900        76,833
   LB Foster Co.Cl.A*,##                               1,900        82,574
   RBC Bearings, Inc.*                                 2,300        88,205
                                                               -----------
                                                                   338,432
                                                               -----------
NETWORKING PRODUCTS - 0.4%
   Switch & Data Facilities Co., Inc.*,##              3,100        50,499
                                                               -----------
NON-FERROUS METALS - 0.3%
   USEC, Inc.*,##                                      3,200        32,800
                                                               -----------
OIL COMPANIES-EXPLORATION & PRODUCTION - 0.6%
   Carrizo Oil & Gas, Inc.*,##                         1,600        71,776
                                                               -----------
OIL FIELD MACHINERY & EQUIPMENT - 2.6%
   Complete Production Services, Inc.*                 3,100        63,488
   Flotek Industries, Inc.*,##                         2,300       101,545
   NATCO Group, Inc.*                                  1,500        77,625
   T-3 Energy Services, Inc.*                          2,000        85,280
                                                               -----------
                                                                   327,938
                                                               -----------
OIL-FIELD SERVICES - 0.9%
   Cal Dive International, Inc.*,##                    4,800        72,000
   Oceaneering International, Inc.*                      600        45,480
                                                               -----------
                                                                   117,480
                                                               -----------
PAPER & RELATED PRODUCTS - 0.9%
   Neenah Paper, Inc.                                  1,500        49,635
   Rock-Tenn Co.Cl. A                                  2,400        69,360
                                                               -----------
                                                                   118,995
                                                               -----------
PHYSICAL THERAPY/REHABILITATION CENTERS - 0.4%
   Psychiatric Solutions, Inc.*                        1,400        54,992
                                                               -----------
POLLUTION CONTROL - 0.3%
   Fuel Tech, Inc.*,##                                 1,700        37,553
                                                               -----------
PRINTING-COMMERCIAL - 0.4%
   Consolidated Graphics, Inc.*                          900        56,511
                                                               -----------
PRIVATE CORRECTIONS - 1.6%
   Cornell Cos., Inc.*,##                              3,300        77,715
   The Geo Group, Inc.*                                4,000       118,440
                                                               -----------
                                                                   196,155
                                                               -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                   NUMBER OF
                                                      SHARES         VALUE
--------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE - 1.6%
   Amtrust Financial Services, Inc.##                  5,500   $    83,435
   Navigators Group, Inc.*                             1,300        70,525
   Tower Group, Inc.                                   2,000        52,360
                                                               -----------
                                                                   206,320
                                                               -----------
RESEARCH & DEVELOPMENT - 1.3%
   Kendle International, Inc.*,##                      1,900        78,907
   Parexel International Corp.*                        2,000        82,540
                                                               -----------
                                                                   161,447
                                                               -----------
RESORTS/THEME PARKS - 0.6%
   Vail Resorts, Inc.*,##                              1,200        74,748
                                                               -----------
RETAIL-APPAREL/SHOE - 1.4%
   Bebe Stores, Inc.##                                 4,000        58,520
   Dress Barn, Inc.*                                   3,400        57,834
   JOS A Bank Clothiers, Inc.*,##                      1,700        56,814
                                                               -----------
                                                                   173,168
                                                               -----------
RETAIL-AUTOMOBILE - 0.6%
   Rush Enterprises, Inc.Cl.A*                         3,200        81,120
                                                               -----------
RETAIL-JEWELRY - 0.7%
   Movado Group, Inc.                                  2,700        86,184
                                                               -----------
RETAIL-MISCELLANEOUS/DIVERSIFIED - 0.7%
   Pricesmart, Inc.##                                  3,700        87,320
                                                               -----------
RETAIL-SPORTING GOODS - 0.5%
   Zumiez, Inc.*,##                                    1,300        57,681
                                                               -----------
RUBBER-TIRES - 0.6%
   Cooper Tire & Rubber Co                             3,100        75,640
                                                               -----------
SATELLITE TELECOMMUNICATIONS - 0.6%
   GeoEye, Inc.*                                       3,100        79,825
                                                               -----------
SCHOOLS - 1.3%
   Capella Education Co.*,##                           2,000       111,820
   Corinthian Colleges, Inc.*                          3,400        54,094
                                                               -----------
                                                                   165,914
                                                               -----------
SEISMIC DATA COLLECTION - 0.5%
   ION Geophysical Corp.*,##                           4,400        60,852
                                                               -----------
SEMICONDUCTOR COMPONENTS-
INTEGRATED CIRCUITS - 1.7%
   Anadigics, Inc.*,##                                 5,600       101,248
   O2Micro International, Ltd.- ADR*                   5,200        80,444
   Pericom Semiconductor Corp.*                        3,200        37,504
                                                               -----------
                                                                   219,196
                                                               -----------
STEEL PIPE & TUBE - 0.6%
   Valmont Industries, Inc.##                            900        76,365
                                                               -----------
TELECOMMUNICATIONS EQUIPMENT - 1.6%
   Arris Group, Inc.*                                  3,600        44,460
   CommScope, Inc.*                                    1,600        80,384
   Plantronics, Inc.                                   2,800        79,940
                                                               -----------
                                                                   204,784
                                                               -----------
TELECOMMUNICATIONS SERVICES - 1.4%
   NTELOS Holdings Corp                                3,500       103,110
   PAETEC Holding Corp.*                               5,300        66,091
                                                               -----------
                                                                   169,201
                                                               -----------
THERAPEUTICS - 2.9%
   Alnylam Pharmaceuticals, Inc.*,##                   2,000        65,540
   Cypress Bioscience, Inc.*                           5,000        68,450
   Isis Pharmaceuticals, Inc.*,##                      5,100        76,347
   MGI Pharma, Inc.*                                   2,400        66,672
   Onyx Pharmaceuticals, Inc.*                         2,000        87,040
                                                               -----------
                                                                   364,049
                                                               -----------
TRANSACTIONAL SOFTWARE - 1.1%
   Synchronoss Technologies, Inc.* ##                  2,000        84,120
   VeriFone Holdings, Inc.*,##                         1,200        53,196
                                                               -----------
                                                                   137,316
                                                               -----------
TRANSPORT-AIR FREIGHT - 0.5%
   Atlas Air Worldwide Holdings, Inc.*                 1,100        56,793
                                                               -----------
TRANSPORT-MARINE - 1.5%
   DryShips, Inc.                                        900        81,765
   Excel Maritime Carriers, Ltd                        1,800       100,440
                                                               -----------
                                                                   182,205
                                                               -----------
WEB PORTALS/ISP - 0.5%
   Trizetto Group*                                     3,800        66,538
                                                               -----------
WIRE & CABLE PRODUCTS - 1.0%
   Belden, Inc.                                        1,600        75,056
   General Cable Corp.*,##                               800        53,696
                                                               -----------
                                                                   128,752
                                                               -----------
WIRELESS EQUIPMENT - 0.2%
   Novatel Wireless, Inc.*                             1,300        29,445
--------------------------------------------------------------------------
Total Common Stock (Cost: $9,919,474)                           12,442,498
--------------------------------------------------------------------------

                                                   PRINCIPAL
                                                      AMOUNT
--------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 36.7%
MONEY MARKET FUNDS - 35.4%
   Boston Global Investment Trust -
      Enhanced Portfolio, 5.408%**                $4,429,950     4,429,950
                                                               -----------
TIME DEPOSIT - 1.3%
   Wells Fargo Bank 4.370%, 10/01/07                 165,779       165,779
--------------------------------------------------------------------------
Total Short Term Investments (Cost: $4,595,729)                  4,595,729
--------------------------------------------------------------------------
Total Investments - 136.2% (Cost: $14,515,203)                  17,038,227
--------------------------------------------------------------------------
Liabilities in Excess of Other Assets - (36.2%)                 (4,526,946)
--------------------------------------------------------------------------
Net Assets - 100.0%                                            $12,511,281
--------------------------------------------------------------------------

*    NON-INCOME PRODUCING SECURITIES.

** ALL OF THE SECURITY IS PURCHASED WITH CASH COLLATERAL PROCEEDS FROM SECURITIES LOANS.

## ALL OR A PORTION OF THE FUND'S HOLDINGS IN THIS SECURITY WAS ON LOAN AS OF 9/30/07.

ADR  - AMERICAN DEPOSITORY RECEIPT

SCHEDULE OF INVESTMENTS BY SECTOR
as of September 30, 2007 (Unaudited)

                                                                      PERCENT OF
SECTOR                                                                NET ASSETS
--------------------------------------------------------------------------------
Industrial                                                               30..6%
Consumer, Non-cyclical                                                   18..8
Technology                                                               14..7
Consumer, Cyclical                                                       13..0
Communications                                                            9..6
Energy                                                                    5..4
Basic Materials                                                           4..5
Financial                                                                 2..9
Short Term Investments                                                   36..7
--------------------------------------------------------------------------------
Total Investments                                                       136..2
Liabilities in excess of other assets                                   (36..2)
--------------------------------------------------------------------------------
Net Assets                                                              100..0%
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

U.S. SYSTEMATIC LARGE CAP GROWTH FUND

MANAGEMENT TEAM: JAMES LI, PH.D., CFA, Portfolio Manager; JANE EDMONDSON, Portfolio Manager; Lu Yu, CFA, CIPM, Analyst

CHIEF INVESTMENT OFFICER: HORACIO A.VALEIRAS,CFA
GOAL: The U.S. Systematic Large Cap Growth Fund seeks to maximize long-term capital appreciation by investing primarily in stocks from a universe of large U.S. companies with market capitalizations similar to the upper 90% of the Russell 1000 Growth Index at time of purchase.

MARKET OVERVIEW: U.S. large-cap growth stocks generated strong increases between April 1 and September 30 in a volatile market environment. Healthy gains at the beginning and end of the period overshadowed sharp losses during the summer.

In April and May, investors bid share prices up on robust merger and acquisition activity, better-than-expected corporate earnings growth and signs the economy was improving after having slowed to a near standstill during the first quarter of the year. Gains in the core consumer price index, which excludes food and energy prices, slipped to a twelve-month low, and the Federal Reserve held interest rates steady as it had since June 2006.

Equities subsequently reversed course, as a rise in residential mortgage defaults undermined the value of mortgage-backed securities. The drop in value caused financial institutions holding the bonds to sell stocks to meet cash needs and reduce leverage to dampen potential losses. Risk aversion skyrocketed, prompting a liquidity crunch throughout the financial markets. The Federal Reserve intervened, lowering both the discount rate and the key federal funds rate. Stocks rallied in response to the central bank's actions, delivering gains in both August and September.

Among major Russell indexes, large-cap growth stocks posted the best returns during the period and outpaced large-cap value stocks by more than 6%.

PERFORMANCE: During the six months ended September 30, 2007, the Fund's Class R shares gained 14.32%, outperforming the Russell 1000 Growth Index, which advanced 11.36%.

PORTFOLIO SPECIFICS: Outperformance over the index was driven by stock selection, which was especially strong in the industrials, energy and materials sectors. Top-performing holdings included Precision Castparts, a manufacturer of metal components that experienced robust demand across all of its business segments; National Oilwell Varco, an oilfield equipment company which reported a jump in new orders; and Freeport-McMoRan Copper & Gold, a mining company that announced it was selling a non-core business and would use the proceeds to repay debt. PC and multimedia device maker Apple was another standout performer. The company launched its highly anticipated iPhone in June and sold its one millionth unit seventy-four days later. On the negative side, an overweight in consumer discretionary stocks hurt relative performance amid concerns about the outlook for consumer spending.

As of September 30, holdings remained broadly diversified across sectors and industries. The Fund was overweight consumer discretionary, information technology, and health care, where our model has identified a number of attractively valued stocks with strong earnings growth and cash flow. The Fund was underweight financials due to deteriorating fundamentals in the mortgage and credit markets.

MARKET OUTLOOK: Our process evaluates investment opportunities on a relative basis and is required to remain fully invested. As such, the process neither utilizes nor results in a forecast or outlook on the overall market, but expects to perform equally well versus the Russell 1000 Growth Index in both up and down markets.

We are confident that the Fund's proprietary stock-selection model, in conjunction with its risk-controlled approach to portfolio construction, will continue to add value above the index over time.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN U.S.SYSTEMATIC LARGE CAP GROWTH FUND CLASS R SHARES WITH THE RUSSELL 1000 GROWTH INDEX.

[CHART]

               U.S. SYSTEMATIC LARGE CAP GROWTH FUND CLASS I SHARES          RUSSELL 1000 GROWTH INDEX
12/27/1996               $250,000                                                 $250,000
12/31/1996               $247,200                                                 $246,185
1/31/1997                $272,400                                                 $263,452
2/28/1997                $267,800                                                 $261,669
3/31/1997                $260,000                                                 $247,507
4/30/1997                $270,000                                                 $263,941
5/31/1997                $300,200                                                 $282,990
6/30/1997                $311,400                                                 $294,315
7/31/1997                $350,200                                                 $320,345
8/31/1997                $342,200                                                 $301,595
9/30/1997                $359,600                                                 $316,436
10/31/1997               $359,200                                                 $304,741
11/30/1997               $354,897                                                 $317,683
12/31/1997               $361,073                                                 $321,241
1/31/1998                $366,478                                                 $330,846
2/28/1998                $400,192                                                 $355,733
3/31/1998                $424,641                                                 $369,912
4/30/1998                $438,281                                                 $375,032
5/31/1998                $427,214                                                 $364,388
6/30/1998                $458,097                                                 $386,707
7/31/1998                $448,284                                                 $384,147
8/31/1998                $373,570                                                 $326,494
9/30/1998                $420,007                                                 $351,576
10/31/1998               $451,657                                                 $379,832
11/30/1998               $494,721                                                 $408,726
12/31/1998               $580,590                                                 $445,580
1/31/1999                $645,965                                                 $471,745
2/28/1999                $632,475                                                 $450,195
3/31/1999                $697,590                                                 $473,907
4/30/1999                $730,134                                                 $474,514
5/31/1999                $735,294                                                 $459,932
6/30/1999                $770,229                                                 $492,146
7/31/1999                $760,111                                                 $476,505
8/31/1999                $755,701                                                 $484,291
9/30/1999                $769,969                                                 $474,116
10/31/1999               $825,745                                                 $509,922
11/30/1999               $920,954                                                 $537,432
12/31/1999             $1,138,610                                                 $593,330
1/31/2000              $1,089,839                                                 $565,509
2/29/2000              $1,248,865                                                 $593,157
3/31/2000              $1,292,448                                                 $635,615
4/30/2000              $1,193,089                                                 $605,372
5/31/2000              $1,117,078                                                 $574,886
6/30/2000              $1,235,116                                                 $618,456
7/31/2000              $1,180,637                                                 $592,673
8/31/2000              $1,334,734                                                 $646,334
9/30/2000              $1,219,032                                                 $585,197
10/31/2000             $1,094,249                                                 $557,505
11/30/2000               $883,799                                                 $475,324
12/31/2000               $865,615                                                 $460,284
1/31/2001                $843,954                                                 $492,085
2/28/2001                $698,749                                                 $408,544
3/31/2001                $604,620                                                 $364,086
4/30/2001                $683,507                                                 $410,132
5/31/2001                $652,754                                                 $404,095
6/30/2001                $620,130                                                 $394,736
7/31/2001                $584,564                                                 $384,872
8/31/2001                $518,513                                                 $353,389
9/30/2001                $434,278                                                 $318,121
10/31/2001               $455,938                                                 $334,822
11/30/2001               $511,560                                                 $366,999
12/31/2001               $508,886                                                 $366,302
1/31/2002                $489,365                                                 $359,818
2/28/2002                $457,810                                                 $344,886
3/31/2002                $483,482                                                 $356,819
4/30/2002                $455,404                                                 $327,702
5/31/2002                $442,033                                                 $319,772
6/30/2002                $393,631                                                 $290,193
7/31/2002                $362,611                                                 $274,232
8/31/2002                $364,483                                                 $275,055
9/30/2002                $340,951                                                 $246,532
10/31/2002               $359,403                                                 $269,139
11/30/2002               $373,041                                                 $283,753
12/31/2002               $336,940                                                 $264,146
1/31/2003                $329,987                                                 $257,727
2/28/2003                $329,185                                                 $256,541
3/31/2003                $340,416                                                 $261,313
4/30/2003                $361,809                                                 $280,650
5/31/2003                $372,506                                                 $294,655
6/30/2003                $376,517                                                 $298,721
7/31/2003                $387,213                                                 $306,159
8/31/2003                $396,573                                                 $313,782
9/30/2003                $385,876                                                 $310,425
10/31/2003               $404,060                                                 $327,871
11/30/2003               $408,606                                                 $331,281
12/31/2003               $408,072                                                 $342,743
1/31/2004                $418,768                                                 $349,735
2/29/2004                $415,827                                                 $351,973
3/31/2004                $402,991                                                 $345,427
4/30/2004                $393,631                                                 $341,420
5/31/2004                $403,793                                                 $347,770
6/30/2004                $412,618                                                 $352,152
7/31/2004                $390,957                                                 $332,255
8/30/2004                $385,609                                                 $330,627
9/30/2004                $390,688                                                 $333,768
10/31/2004               $403,229                                                 $338,975
11/30/2004               $427,221                                                 $350,636
12/31/2004               $438,371                                                 $364,381
1/31/2005                $423,379                                                 $352,247
2/28/2005                $432,101                                                 $355,981
3/31/2005                $426,916                                                 $349,502
4/30/2005                $408,644                                                 $342,861
5/31/2005                $429,607                                                 $359,421
6/30/2005                $429,865                                                 $358,092
7/31/2005                $448,392                                                 $375,602
8/31/2005                $440,500                                                 $370,757
9/30/2005                $445,390                                                 $372,462
10/31/2005               $434,210                                                 $368,850
11/30/2005               $454,662                                                 $384,747
12/31/2005               $454,389                                                 $383,554
1/31/2006                $471,838                                                 $390,305
2/28/2006                $473,489                                                 $389,680
3/31/2006                $486,557                                                 $395,448
4/30/2006                $486,849                                                 $394,894
5/31/2006                $470,783                                                 $381,507
6/30/2006                $469,135                                                 $380,019
7/31/2006                $472,138                                                 $372,799
8/31/2006                $487,860                                                 $384,430
9/30/2006                $502,496                                                 $395,002
10/31/2006               $521,792                                                 $408,867
11/30/2006               $525,914                                                 $416,962
12/31/2006               $529,490                                                 $418,380
1/31/2007                $547,969                                                 $429,132
2/28/2007                $537,229                                                 $421,064
3/31/2007                $545,502                                                 $423,338
4/30/2007                $565,359                                                 $443,277
5/31/2007                $586,334                                                 $459,235
6/30/2007                $577,480                                                 $452,393
7/31/2007                $571,705                                                 $445,381
8/31/2007                $589,657                                                 $452,462
9/30/2007                $624,446                                                 $471,420

Annualized Total Returns As of 9/30/07

                                                1 YEAR   5 YEARS   10 YEARS
---------------------------------------------------------------------------
U.S. Systematic Large Cap Growth Fund Class R   23.95%    12.81%    5.49%
---------------------------------------------------------------------------
Russell 1000 Growth Index                       19.35%    13.84%    4.06%
---------------------------------------------------------------------------

THE GRAPH ABOVE SHOWS THE VALUE OF A HYPOTHETICAL $250,000 INVESTMENT IN THE FUND COMPARED WITH THE RUSSELL 1000 GROWTH INDEX FOR THE PERIODS INDICATED. THE FUND'S CLASS R SHARES WERE FIRST AVAILABLE ON MAY 21, 1999. PERFORMANCE PRIOR TO THE INTRODUCTION OF CLASS R SHARES REFLECTS THE HISTORICAL PERFORMANCE OF THE FUND'S CLASS I SHARES. THIS PERFORMANCE HAS BEEN RESTATED TO REFLECT SHAREHOLDER SERVICES FEES OF 0.25% APPLICABLE TO CLASS R SHARES, BUT NOT CLASS I SHARES OF THE FUND. THE FUND'S CLASS I SHARES CALCULATE THEIR PERFORMANCE BASED UPON THE HISTORICAL PERFORMANCE OF A CORRESPONDING SERIES OF NICHOLAS-APPLEGATE MUTUAL FUNDS (RENAMED ING MUTUAL FUNDS). AVERAGE ANNUAL TOTAL RETURN FIGURES INCLUDE CHANGES IN PRINCIPAL VALUE, REINVESTED DIVIDENDS, AND CAPITAL GAIN

DISTRIBUTIONS. ABSENT EXPENSE LIMITATIONS, TOTAL RETURNS WOULD HAVE BEEN SLIGHTLY LOWER. THE TOTAL RETURNS SHOWN ABOVE DO NOT SHOW THE EFFECTS OF INCOME TAXES ON AN INDIVIDUAL'S INVESTMENT. IN MOST CASES, TAXES MAY REDUCE YOUR ACTUAL INVESTMENT RETURNS ON INCOME OR GAINS PAID BY THE FUND OR ANY GAINS YOU MAY REALIZE IF YOU SELL YOUR SHARES. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS.

THE RUSSELL 1000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE UNMANAGED INDEX DIFFERS FROM THE FUND IN COMPOSITION, DOES NOT PAY MANAGEMENT FEES OR EXPENSES AND INCLUDES REINVESTED DIVIDENDS.ONE CANNOT INVEST DIRECTLY IN AN INDEX.

SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS.YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

U.S. SYSTEMATIC LARGE CAP GROWTH FUND

SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2007

                                                 NUMBER OF
                                                    SHARES         VALUE
------------------------------------------------------------------------
COMMON STOCK - 99.7%

AEROSPACE/DEFENSE - 3.8%
   Lockheed Martin Corp                              5,000   $   542,450
   Raytheon Co                                       4,700       299,954
                                                             -----------
                                                                 842,404
                                                             -----------
AGRICULTURAL CHEMICALS - 1.2%
   Monsanto Co                                       3,100       265,794
                                                             -----------
APPLIANCES - 0.7%
   Whirlpool Corp                                    1,800       160,380
                                                             -----------
APPLICATIONS SOFTWARE - 4.3%
   Microsoft Corp                                   32,100       945,666
                                                             -----------
ATHLETIC FOOTWEAR - 1.3%
   Nike, Inc. Cl. B                                  4,800       281,568
                                                             -----------
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL - 1.0%
   Johnson Controls, Inc.                            1,900       224,409
                                                             -----------
BROADCAST SERVICES/PROGRAMMING - 2.0%
   Liberty Media Corp.- Capital*                     3,500       436,905
                                                             -----------
CABLE TV - 1.3%
   EchoStar Communications Corp.*                    5,900       276,179
                                                             -----------
CHEMICALS-DIVERSIFIED - 1.1%
   Celanese Corp. Cl. A                              6,000       233,880
                                                             -----------
COMPUTERS - 6.8%
   Apple, Inc.*                                      2,300       353,142
   Hewlett-Packard Co                               11,300       562,627
   International Business Machines Corp              4,800       565,440
                                                             -----------
                                                               1,481,209
                                                             -----------
COMPUTERS-MEMORY DEVICES - 2.8%
   EMC Corp.*                                       11,600       241,280
   Network Appliance, Inc.*                         14,200       382,122
                                                             -----------
                                                                 623,402
                                                             -----------
COSMETICS & TOILETRIES - 1.0%
   Procter & Gamble Co                               3,275       230,363
                                                             -----------
DATA PROCESSING/MANAGEMENT - 1.5%
   NAVTEQ Corp.*                                     4,200       327,474
                                                             -----------
E-COMMERCE/PRODUCTS - 1.4%
   Amazon.Com, Inc.*                                 3,400       316,710
                                                             -----------
ELECTRIC-GENERATION - 1.5%
   The AES Corp.*                                   16,100       322,644
                                                             -----------
ELECTRONIC COMPONENTS-SEMICONDUCTORS - 6.9%
   Broadcom Corp. Cl. A*                             6,300       229,572
   Intel Corp                                       28,500       737,010
   MEMC Electronic Materials, Inc.*                  4,500       264,870
   Nvidia Corp.*                                     7,650       277,236
                                                             -----------
                                                               1,508,688
                                                             -----------
ELECTRONIC MEASURE INSTRUMENTS - 0.5%
   Garmin, Ltd                                       1,000       119,400
                                                             -----------
ENGINEERING/R & D SERVICES - 1.7%
   Fluor Corp                                        2,600       374,348
                                                             -----------
ENGINES-INTERNAL COMBUST - 2.3%
   Cummins, Inc.                                     3,900       498,771
                                                             -----------
ENTERPRISE SOFTWARE/SERVICES - 2.6%
   BMC Software, Inc.*                               7,300       227,979
   Oracle Corp.*                                    15,600       337,740
                                                             -----------
                                                                 565,719
                                                             -----------
FINANCE-INVESTMENT BANKERS/BROKERS - 0.6%
   The Goldman Sachs Group, Inc.                       600       130,044
                                                             -----------
FOOTWEAR & RELATED APPAREL - 1.3%
   CROCS, Inc.*                                      4,300       289,175
                                                             -----------
HEALTH CARE COST CONTAINMENT - 0.7%
   McKesson Corp                                     2,600       152,854
                                                             -----------
INTERNET SECURITY - 0.9%
   Symantec Corp.*                                  10,400       201,552
                                                             -----------
MACHINERY-FARM - 1.5%
   AGCO Corp.*                                       6,600       335,082
                                                             -----------
MEDICAL INSTRUMENTS - 1.7%
   Intuitive Surgical, Inc.*                         1,600       368,000
                                                             -----------
MEDICAL PRODUCTS - 3.3%
   Johnson & Johnson                                11,100       729,270
                                                             -----------
MEDICAL-DRUGS - 6.8%
   Abbott Laboratories                              12,100       648,802
   Forest Laboratories, Inc.*                       10,000       372,900
   Merck & Co., Inc.                                 4,900       253,281
   Schering-Plough Corp                              6,800       215,084
                                                             -----------
                                                               1,490,067
                                                             -----------
MEDICAL-HMO - 5.2%
   Aetna, Inc.                                       9,100       493,857
   UnitedHealth Group, Inc.*                         8,400       406,812
   WellCare Health Plans, Inc.*                      2,200       231,946
                                                             -----------
                                                               1,132,615
                                                             -----------
METAL PROCESSORS & FABRICATION - 2.6%
   Precision Castparts Corp                          3,800       562,324
                                                             -----------
METAL-DIVERSIFIED - 2.5%
   Freeport-McMoRan Copper & Gold, Inc.              5,300       555,917
                                                             -----------
MULTIMEDIA - 1.5%
   The Walt Disney Co.*                              9,400       323,266
                                                             -----------
NETWORKING PRODUCTS - 5.7%
   Cisco Systems, Inc.*                             31,900     1,056,209
   Juniper Networks, Inc.*                           5,100       186,711
                                                             -----------
                                                               1,242,920
                                                             -----------
OIL FIELD MACHINERY & EQUIPMENT - 3.9%
   Cameron International Corp.*                      2,600       239,954
   National Oilwell Varco, Inc.*                     4,200       606,900
                                                             -----------
                                                                 846,854
                                                             -----------
OIL REFINING & MARKETING - 2.2%
   Frontier Oil Corp                                 5,700       237,348
   Valero Energy Corp                                3,800       255,284
                                                             -----------
                                                                 492,632
                                                             -----------
OIL-FIELD SERVICES - 1.6%
   Schlumberger, Ltd                                 3,400       357,000
                                                             -----------
PHARMACY SERVICES - 1.8%
   Medco Health Solutions, Inc.*                     4,400       397,716
                                                             -----------
PUBLISHING-NEWSPAPERS - 1.4%
   Gannett Co., Inc.                                 6,800       297,160
                                                             -----------
RETAIL-COMPUTER EQUIPMENT - 1.3%
   GameStop Corp.Cl. A*                              5,100       287,385
                                                             -----------
RETAIL-DISCOUNT - 2.0%
   Dollar Tree Stores, Inc.*                         6,300       255,402
   Wal-Mart Stores, Inc.                             4,200       183,330
                                                             -----------
                                                                 438,732
                                                             -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                 NUMBER OF
                                                    SHARES         VALUE
------------------------------------------------------------------------
RETAIL-RESTAURANTS - 2.3%
   Darden Restaurants, Inc.                          5,900   $   246,974
   McDonald's Corp                                   4,800       261,456
                                                             -----------
                                                                 508,430
                                                             -----------
SUPER-REGIONAL BANKS-US - 1.0%
   Fifth Third Bancorp                               6,300       213,444
                                                             -----------
TELEPHONE-INTEGRATED - 2.2%
   Verizon Communications, Inc.                     10,700       473,796
------------------------------------------------------------------------
Total Common Stock (Cost: $18,204,869)                        21,862,148
------------------------------------------------------------------------

                                                 PRINCIPAL
                                                    AMOUNT
------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 1.3%
TIME DEPOSIT - 1.3%
   Wells Fargo Bank
      4.370%, 10/01/07 (Cost: $293,667)           $293,667       293,667
------------------------------------------------------------------------
Total Investments - 101.0% (Cost: $18,498,536)                22,155,815
------------------------------------------------------------------------
Liabilities in Excess of Other Assets - (1.0%)                  (215,435)
------------------------------------------------------------------------
Net Assets - 100.0%                                          $21,940,380
------------------------------------------------------------------------

*    NON-INCOME PRODUCING SECURITIES.

SCHEDULE OF INVESTMENTS BY SECTOR
as of September 30, 2007 (Unaudited)

                                                                      PERCENT OF
SECTOR                                                                NET ASSETS
--------------------------------------------------------------------------------
Technology                                                               23..7%
Consumer, Non-cyclical                                                   20..5
Communications                                                           16..2
Industrial                                                               13..7
Consumer, Cyclical                                                       10..0
Energy                                                                    7..7
Basic Materials                                                           4..8
Financial                                                                 1..6
Utilities                                                                 1..5
Short Term Investments                                                    1..3
--------------------------------------------------------------------------------
Total Investments                                                       101..0
Liabilities in excess of other assets                                    (1..0)
--------------------------------------------------------------------------------
Net Assets                                                              100..0%
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

INTERNATIONAL GROWTH FUND

MANAGEMENT TEAM: HORACIO A. VALEIRAS, CFA, Portfolio Manager and Chief Investment Officer; PEDRO V. MARCAL, Portfolio Manager

GOAL: The International Growth Fund seeks to maximize long-term capital appreciation through investments primarily in companies located outside the United States with market capitalizations predominantly in the top 75% of publicly traded companies as measured by stock market capitalizations within each country.

MARKET OVERVIEW: Equity markets in developed countries outside the United States registered healthy gains from April 1 through September 30, 2007. The U.S. dollar weakened against a basket of currencies, more than doubling returns for U.S.-based investors. Broadly speaking, growth stocks outperformed value stocks by approximately 5%.

From a regional perspective, European equities outpaced Pacific Rim shares due to weakness in Japan. Japanese stocks were hard hit by the U.S. mortgage and credit problems, as well as signs the economy was slowing, including the first drop in capital spending in four years. However, outside of Japan, Pacific Rim markets posted strong increases. Australia was a standout performer, as this top-five global producer of coal, nickel and other materials benefited from robust demand for commodities.

European markets were led by substantial gains in Germany, the region's largest economy and the world's largest exporting country. After nearly a decade of being a drag on euro zone growth, Germany has experienced an economic reawakening, as rising exports have fueled business spending and hiring. Strength in the German economy helped drive the euro to a record high versus the U.S. dollar, as did the Federal Reserve's decision to cut the fed funds rate in September. Monetary easing in the United States raised hopes that the European Central Bank might follow suit, despite having raised its key interest rate in June to keep inflationary pressures at bay.

PERFORMANCE: The Fund's Class R shares gained 21.72% during the six months ended September 30, 2007, outperforming the 9.05% increase in the MSCI EAFE Index.

PORTFOLIO SPECIFICS: The Fund's outperformance of the index was largely due to stock selection, which was positive in most countries and nearly every sector of investment. Stock selection was especially strong in France, Japan, Canada and the industrials sector. Overall, the portfolio's sector and currency exposures, which are a byproduct of our bottom-up investment decisions, were also a source of value added. For example, an underweight in financials was a plus, since financials was the market's worst-performing sector amid the U.S.-induced global liquidity crunch. Pockets of relative weakness in the Fund included stock selection in Germany and an underweight in the energy sector.

At the individual stock level, some of our best-performing holdings were France-based Alstom, a transport and energy infrastructure firm; Japan Steel Works, a manufacturer of industrial machinery; and Canada-based Aur Resources, a mining company.

MARKET OUTLOOK: International stocks are facing several challenges, including global liquidity issues, record-high oil prices and large currency swings. That said, a number of positive factors may pave the way for additional price gains, including:

     - Expectations for healthy corporate profit growth throughout developed non-U.S. countries

     - Pro-growth developments in Europe, such as the election of French President Nicolas Sarkozy who campaigned on economic reforms

     - Attractive valuations in Europe relative to history and relative to the U.S. and emerging markets

In the shifting market terrain, we remain focused on identifying fundamentally strong companies with exceptional growth prospects for the Fund.

COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN INTERNATIONAL GROWTH FUND CLASS R SHARES WITH THE MSCI EAFE INDEX.

[CHART]

              INTERNATIONAL GROWTH FUND CLASS I SHARES        MSCI EAFE INDEX
12/27/1996               $250,000                               $250,000
12/31/1996               $252,475                               $252,250
1/31/1997                $274,682                               $243,422
2/28/1997                $277,282                               $247,403
3/31/1997                $282,684                               $248,299
4/30/1997                $286,685                               $249,617
5/31/1997                $313,293                               $265,860
6/30/1997                $331,298                               $280,522
7/31/1997                $352,505                               $285,060
8/31/1997                $334,099                               $263,770
9/30/1997                $358,707                               $278,546
10/31/1997               $328,898                               $257,136
11/30/1997               $325,228                               $254,515
12/31/1997               $329,820                               $256,735
1/31/1998                $341,928                               $268,476
2/28/1998                $365,307                               $285,703
3/31/1998                $387,017                               $294,500
4/30/1998                $398,289                               $296,831
5/31/1998                $408,101                               $295,391
6/30/1998                $412,902                               $297,627
7/31/1998                $431,271                               $300,644
8/31/1998                $369,482                               $263,398
9/30/1998                $351,948                               $255,322
10/31/1998               $358,419                               $281,937
11/30/1998               $379,975                               $296,381
12/31/1998               $400,853                               $308,074
1/31/1999                $416,302                               $307,164
2/28/1999                $399,183                               $299,843
3/31/1999                $411,918                               $312,359
4/30/1999                $426,950                               $325,016
5/31/1999                $410,457                               $308,278
6/30/1999                $442,817                               $320,297
7/31/1999                $457,431                               $329,817
8/31/1999                $464,530                               $331,022
9/30/1999                $471,628                               $334,354
10/31/1999               $502,527                               $346,877
11/30/1999               $567,666                               $358,929
12/31/1999               $677,711                               $391,144
1/31/2000                $629,452                               $366,291
2/29/2000                $705,914                               $376,151
3/31/2000                $666,012                               $390,732
4/30/2000                $611,068                               $370,171
5/31/2000                $578,686                               $361,130
6/30/2000                $609,814                               $375,253
7/31/2000                $582,865                               $359,521
8/31/2000                $606,263                               $362,641
9/30/2000                $566,987                               $344,984
10/31/2000               $531,055                               $336,835
11/30/2000               $505,070                               $324,203
12/31/2000               $521,270                               $335,726
1/31/2001                $505,514                               $335,553
2/28/2001                $463,129                               $310,398
3/31/2001                $426,292                               $289,706
4/30/2001                $455,806                               $309,838
5/31/2001                $441,160                               $298,903
6/30/2001                $423,407                               $286,679
7/31/2001                $413,199                               $281,463
8/31/2001                $396,112                               $274,342
9/30/2001                $364,378                               $246,551
10/31/2001               $363,935                               $252,863
11/30/2001               $371,258                               $262,194
12/31/2001               $375,474                               $263,741
1/31/2002                $358,831                               $249,736
2/28/2002                $361,272                               $251,484
3/31/2002                $381,022                               $265,089
4/30/2002                $379,246                               $266,839
5/31/2002                $378,803                               $270,228
6/30/2002                $365,932                               $259,473
7/31/2002                $331,314                               $233,863
8/31/2002                $328,207                               $233,325
9/30/2002                $296,474                               $208,266
10/31/2002               $306,903                               $219,450
11/30/2002               $315,336                               $229,413
12/31/2002               $303,353                               $221,705
1/31/2003                $292,701                               $212,459
2/28/2003                $288,485                               $207,594
3/31/2003                $284,712                               $203,671
4/30/2003                $309,788                               $223,875
5/31/2003                $329,316                               $237,643
6/30/2003                $335,086                               $243,513
7/31/2003                $339,302                               $249,455
8/31/2003                $352,839                               $255,516
9/30/2003                $352,617                               $263,437
10/31/2003               $377,915                               $279,876
11/30/2003               $380,884                               $286,145
12/31/2003               $405,580                               $308,522
1/31/2004                $415,146                               $312,903
2/29/2004                $420,263                               $320,193
3/31/2004                $424,268                               $322,114
4/30/2004                $408,694                               $315,092
5/31/2004                $408,472                               $316,447
6/30/2004                $414,034                               $323,504
7/31/2004                $392,231                               $313,055
8/30/2004                $393,343                               $314,495
9/30/2004                $404,467                               $322,766
10/31/2004               $418,947                               $333,805
11/30/2004               $449,153                               $356,704
12/31/2004               $466,401                               $372,363
1/31/2005                $462,763                               $365,549
2/28/2005                $485,716                               $381,413
3/31/2005                $465,024                               $371,992
4/30/2005                $454,561                               $363,660
5/31/2005                $460,243                               $364,205
6/30/2005                $468,666                               $369,195
7/31/2005                $489,568                               $380,529
8/31/2005                $494,121                               $390,271
9/30/2005                $526,832                               $407,716
10/31/2005               $507,286                               $395,851
11/30/2005               $531,332                               $405,629
12/31/2005               $575,432                               $424,531
1/31/2006                $619,511                               $450,640
2/28/2006                $600,615                               $449,739
3/31/2006                $621,697                               $464,760
4/30/2006                $647,746                               $487,301
5/31/2006                $613,221                               $468,978
6/30/2006                $606,905                               $469,166
7/31/2006                $606,602                               $473,857
8/31/2006                $624,375                               $487,031
9/30/2006                $624,125                               $487,859
10/31/2006               $645,470                               $506,885
11/30/2006               $668,836                               $522,193
12/31/2006               $696,393                               $538,642
1/31/2007                $686,922                               $542,305
2/28/2007                $687,540                               $546,752
3/31/2007                $707,135                               $560,967
4/30/2007                $745,108                               $586,379
5/31/2007                $777,073                               $597,462
6/30/2007                $793,547                               $597,760
7/31/2007                $815,687                               $589,033
8/31/2007                $797,334                               $579,962
9/30/2007                $861,918                               $611,106

Annualized Total Returns As of 9/30/07

                                    1 YEAR    5 YEARS   10 YEARS
----------------------------------------------------------------
International Growth Fund Class R   37.64%     23.39%     8.84%
----------------------------------------------------------------
MSCI EAFE Index                     25.38%     24.05%     8.35%
----------------------------------------------------------------

THE GRAPH ABOVE SHOWS THE VALUE OF A HYPOTHETICAL $250,000 INVESTMENT IN THE FUND'S CLASS R SHARES COMPARED WITH THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST INDEX ("MSCI EAFE") OVER THE PERIODS INDICATED. THE FUND'S CLASS R SHARES WERE FIRST AVAILABLE ON MAY 21, 1999. PERFORMANCE PRIOR TO THE INTRODUCTION OF CLASS R SHARES REFLECTS THE HISTORICAL PERFORMANCE OF THE FUND'S CLASS I SHARES.

THIS PERFORMANCE HAS BEEN RESTATED TO REFLECT SHAREHOLDER SERVICES FEES OF 0.25% APPLICABLE TO CLASS R SHARES, BUT NOT CLASS I SHARES OF THE FUND. THE FUND'S CLASS I SHARES CALCULATE THEIR PERFORMANCE

BASED UPON THE HISTORICAL PERFORMANCE OF A CORRESPONDING SERIES OF NICHOLAS-APPLEGATE MUTUAL FUNDS (RENAMED ING MUTUAL FUNDS), ADJUSTED TO REFLECT ALL FEES AND EXPENSES APPLICABLE TO THE FUND'S CLASS I SHARES. AVERAGE ANNUAL TOTAL RETURN FIGURES INCLUDE CHANGES IN PRINCIPAL VALUE, REINVESTED DIVIDENDS, AND CAPITAL GAIN DISTRIBUTIONS.

THE TOTAL RETURNS SHOWN ABOVE DO NOT SHOW THE EFFECTS OF INCOME TAXES ON AN INDIVIDUAL'S INVESTMENT. IN MOST CASES, TAXES MAY REDUCE YOUR ACTUAL INVESTMENT RETURNS ON INCOME OR GAINS PAID BY THE FUND OR ANY GAINS YOU MAY REALIZE IF YOU SELL YOUR SHARES. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS.

THE MSCI EAFE INDEX IS AN UNMANAGED INDEX OF OVER 900 COMPANIES, AND IS A GENERALLY ACCEPTED BENCHMARK FOR MAJOR OVERSEAS MARKETS. INDEX WEIGHTINGS REPRESENT THE RELATIVE CAPITALIZATIONS OF THE MAJOR OVERSEAS MARKETS INCLUDED IN THE INDEX ON A U.S. DOLLAR ADJUSTED BASIS. THE UNMANAGED INDEX DIFFERS FROM THE FUND IN COMPOSITION, DOES NOT PAY MANAGEMENT FEES OR EXPENSES AND INCLUDES REINVESTED DIVIDENDS.

ONE CANNOT INVEST DIRECTLY IN AN INDEX.

SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCY VOLATILITY AND THE SOCIAL, ECONOMIC AND POLITICAL CLIMATES OF COUNTRIES WHERE THE FUND INVESTS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

INTERNATIONAL GROWTH FUND
SCHEDULE OF INVESTMENTS (Unaudited)
As of September 30, 2007

                                                         NUMBER OF
                                                            SHARES         VALUE
--------------------------------------------------------------------------------
COMMON STOCK - 89.0%
AUSTRALIA - 6.1%
   AMP, Ltd.                                                20,175   $   188,180
   CSL, Ltd.                                                 4,845       460,058
   Incitec Pivot, Ltd.                                       5,513       417,326
   Rio Tinto, Ltd.                                           2,619       250,820
                                                                     -----------
                                                                       1,316,384
                                                                     -----------
BELGIUM - 1.1%
   InBev NV                                                  2,667       241,075
                                                                     -----------
BRAZIL - 1.4%
   Cia Vale do Rio Doce - ADR                                6,800       230,724
   Unibanco - Uniao de Bancos Brasileiros SA - GDR             500        65,775
                                                                     -----------
                                                                         296,499
                                                                     -----------
CANADA - 3.9%
   Inmet Mining Corp.                                        1,800       180,688
   Rogers Communications, Inc. Cl. B                         9,800       446,557
   Teck Cominco, Ltd. Cl. B                                  4,600       218,589
                                                                     -----------
                                                                         845,834
                                                                     -----------
DENMARK - 2.2%
   FLSmidth & Co. AS Cl. B                                   3,400       360,670
   Novo Nordisk AS Cl. B*                                      900       108,350
                                                                     -----------
                                                                         469,020
                                                                     -----------
EGYPT - 0.5%
   Orascom Construction Industries - GDR                       698       118,137
                                                                     -----------
FINLAND - 3.3%
   Nokia OYJ                                                 5,812       220,359
   Outotec OYJ                                               4,280       301,297
   Wartsila OYJ Cl. B*                                       2,692       183,956
                                                                     -----------
                                                                         705,612
                                                                     -----------
FRANCE - 7.6%
   Alstom                                                    2,665       540,345
   Cie Generale de Geophysique-Veritas*                        819       266,900
   Neopost SA                                                1,235       173,739
   Total SA                                                  2,280       184,887
   Veolia Environnement                                      5,636       484,040
                                                                     -----------
                                                                       1,649,911
                                                                     -----------
GERMANY - 9.1%
   E.ON AG                                                   1,259       232,155
   IVG Immobilien AG                                         3,712       137,994
   Rhoen Klinikum AG                                         3,543       113,118
   RWE AG                                                    1,817       227,913
   SAP AG                                                    3,820       223,009
   Siemens AG*                                               2,336       320,321
   Solarworld AG                                             4,233       243,026
   Stada Arzneimittel AG                                     3,602       234,256
   United Internet AG                                       10,500       235,785
                                                                     -----------
                                                                       1,967,577
                                                                     -----------
GREECE - 1.9%
   National Bank of Greece SA                                3,214       204,314
   Piraeus Bank SA                                           5,800       206,707
                                                                     -----------
                                                                         411,021
                                                                     -----------
HONG KONG - 2.2%
   Kerry Properties, Ltd.                                   20,000       154,210
   Pacific Basin Shipping, Ltd.                             94,200       195,708
   Sun Hung Kai Properties, Ltd.                             7,000       118,039
                                                                     -----------
                                                                         467,957
                                                                     -----------
ITALY - 2.4%
   Saipem SpA                                                4,874       207,392
   UniCredito Italiano SpA                                  35,527       303,148
                                                                     -----------
                                                                         510,540
                                                                     -----------
JAPAN - 17.6%
   Chugai Pharmaceutical Co., Ltd.                          14,900       245,753
   East Japan Railway Co.                                       33       259,949
   Fanuc, Ltd.*                                              1,000       101,813
   Honda Motor Co., Ltd.                                     4,300       144,312
   Japan Tobacco, Inc.                                          63       345,633
   KDDI Corp.                                                   33       244,455
   Komatsu, Ltd.                                             5,600       187,941
   Mitsubishi Corp.                                          7,900       250,020
   Mitsubishi Electric Corp.                                13,300       166,517
   Mitsubishi Estate Co., Ltd.                               3,300        94,396
   Mitsui Engineering & Shipbuilding Co., Ltd.              19,000       107,542
   Nintendo Co., Ltd.                                          100        51,993
   Nitori Co., Ltd.                                          1,550        73,177
   Nomura Holdings, Inc.                                     8,800       147,362
   Secom Co., Ltd.                                           2,000        96,161
   Sumitomo Heavy Industries, Ltd.                          12,000       154,310
   The Japan Steel Works, Ltd.                              23,000       381,350
   Tokuyama Corp.                                            8,000       121,236
   Tokyu Land Corp.                                         11,000       110,273
   Toyo Tanso Co., Ltd.                                      3,600       362,770
   Toyota Motor Corp.*                                       2,700       159,162
                                                                     -----------
                                                                       3,806,125
                                                                     -----------
MEXICO - 0.3%
   America Movil SAB de CV - ADR                             1,200        76,800
                                                                     -----------
NETHERLANDS - 3.5%
   Koninklijke BAM Groep NV                                  7,208       191,589
   Koninklijke Philips Electronics NV*                       4,500       202,230
   Royal KPN NV                                              9,062       156,841
   SBM Offshore NV                                           5,028       197,141
                                                                     -----------
                                                                         747,801
                                                                     -----------
NORWAY - 1.1%
   Renewable Energy Corp. AS*                                5,400       247,480
                                                                     -----------
PERU - 0.2%
   Credicorp, Ltd.                                             800        54,160
                                                                     -----------
REPUBLIC OF CHINA - 1.2%
   China Coal Energy Co.                                    52,400       155,811
   China Communications Construction Co., Ltd.              43,000       102,288
                                                                     -----------
                                                                         258,099
                                                                     -----------
SINGAPORE - 2.4%
   City Developments, Ltd.                                  21,600       235,724
   DBS Group Holdings, Ltd.                                 19,100       277,921
                                                                     -----------
                                                                         513,645
                                                                     -----------
SOUTH KOREA - 0.5%
   Samsung Heavy Industries Co., Ltd.*                       1,980       105,258
                                                                     -----------
SPAIN - 1.2%
   Iberdrola SA*                                             1,715       100,486
   Telefonica SA                                             6,009       167,752
                                                                     -----------
                                                                         268,238
                                                                     -----------
SWEDEN - 0.9%
   Assa Abloy AB Cl. B                                       4,600        95,107
   Telefonaktiebolaget LM Ericsson - ADR                     2,300        91,540
                                                                     -----------
                                                                         186,647
                                                                     -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                         NUMBER OF
                                                            SHARES         VALUE
--------------------------------------------------------------------------------
SWITZERLAND - 6.0%
   ABB, Ltd.                                                12,607   $   330,877
   Julius Baer Holding AG                                    2,475       184,428
   Nestle SA                                                   506       226,535
   Roche Holding AG*                                         1,396       252,265
   Swatch Group AG                                           3,314       211,487
   Syngenta AG*                                                480       103,133
                                                                     -----------
                                                                       1,308,725
                                                                     -----------
UNITED KINGDOM - 12.4%
   BP PLC                                                   17,509       202,439
   British American Tobacco PLC                              7,107       253,680
   BT Group PLC                                             32,183       201,294
   Burberry Group PLC                                       13,528       181,078
   Imperial Tobacco Group PLC                                3,932       179,523
   International Power PLC                                  44,027       404,764
   Reckitt Benckiser PLC                                     3,566       208,656
   Royal Dutch Shell PLC Cl. A                               5,003       205,590
   Southern Cross Healthcare, Ltd.                          12,097       125,694
   Standard Chartered PLC                                    6,448       210,189
   Unilever PLC                                              7,395       232,773
   Vodafone Group PLC                                       75,012       269,737
                                                                     -----------
                                                                       2,675,417
--------------------------------------------------------------------------------
Total Common Stock (Cost: $14,849,694)                                19,247,962
--------------------------------------------------------------------------------
PREFERRED STOCK - 3.2%
BRAZIL - 0.8%
   Usinas Siderurgicas de Minas Gerais SA                    2,500       173,913
--------------------------------------------------------------------------------
GERMANY - 2.4%
   Fresenius SE                                              3,715       288,309
   Henkel KGaA                                               4,611       236,661
                                                                     -----------
                                                                         524,970
--------------------------------------------------------------------------------
Total Preferred Stock (Cost: $671,832)                                   698,883
--------------------------------------------------------------------------------


                                                         PRINCIPAL
                                                            AMOUNT
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 5.4%
TIME DEPOSITS - 5.4%
   Citibank Nassau 4.370%, 10/01/07 (Cost: $1,155,952)  $1,155,952     1,155,952
--------------------------------------------------------------------------------
Total Investments - 97.6% (Cost: $16,677,478)                         21,102,797
--------------------------------------------------------------------------------
Other Assets in Excess of Liabilities - 2.4%                             521,570
--------------------------------------------------------------------------------
Net Assets - 100.0%                                                  $21,624,367
--------------------------------------------------------------------------------

*    NON-INCOME PRODUCING SECURITIES.

ADR  - AMERICAN DEPOSITORY RECEIPT

GDR  - GLOBAL DEPOSITORY RECEIPT

SCHEDULE OF INVESTMENTS BY SECTOR
as of September 30, 2007 (Unaudited)

                                                                      PERCENT OF
SECTOR                                                                NET ASSETS
--------------------------------------------------------------------------------
Industrial                                                                22.1%
Consumer, Non-cyclical                                                    17.8
Financial                                                                 12.4
Communications                                                             9.8
Energy                                                                     8.8
Basic Materials                                                            7.8
Utilities                                                                  6.7
Consumer, Cyclical                                                         5.0
Technology                                                                 1.8
Short Term Investments                                                     5.4
--------------------------------------------------------------------------------
Total Investments                                                         97.6
Other assets in excess of liabilities                                      2.4
--------------------------------------------------------------------------------
Net Assets                                                               100.0%
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                      (This page intentionally left blank)

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS

FINANCIAL HIGHLIGHTS

For a Class R share outstanding during the period indicated

                                                                                                   DISTRIBUTIONS FROM:
                                                                                                -------------------------
                                      NET ASSET         NET          NET REALIZED   TOTAL FROM      NET          NET
                                        VALUE,       INVESTMENT     AND UNREALIZED  INVESTMENT  INVESTMENT    REALIZED
                                      BEGINNING  INCOME (LOSS) (2)   GAINS (LOSS)   OPERATIONS    INCOME    CAPITAL GAINS
-------------------------------------------------------------------------------------------------------------------------
U.S. EQUITY FUNDS
U.S. EMERGING GROWTH
   For the period ended 09/30/07 (1)    $12.84        $(0.04)           $ 2..07        $ 2.03      $   --       $   --
   For the year ended 03/31/07           13.69         (0.10)             0..18(10)      0.08          --        (0.93)
   For the year ended 03/31/06            9.65         (0.14)             4..18          4.04          --           --
   For the year ended 03/31/05            9.52         (0.10)             0..23          0.13          --           --
   For the year ended 03/31/04            6.27         (0.11)             3..36          3.25          --           --
   For the year ended 03/31/03            9.54         (0.09)            (3..18)        (3.27)         --           --
U.S. SYSTEMATIC LARGE CAP GROWTH
   For the period ended 09/30/07 (1)    $19.42        $(0.02)           $ 2..80        $ 2.78      $   --       $   --
   For the year ended 03/31/07           17.59         (0.02)             1..85          1.83          --           --
   For the year ended 03/31/06           15.46         (0.02)             2..15          2.13          --           --
   For the year ended 03/31/05           14.90           0.02             0..54          0.56          --           --
   For the year ended 03/31/04           12.61         (0.06)             2..35          2.29          --           --
   For the year ended 03/31/03           17.96         (0.08)            (5..27)        (5.35)         --           --
GLOBAL EQUITY FUND
INTERNATIONAL GROWTH
   For the period ended 09/30/07 (1)    $21.78          $0.11           $ 4..62        $ 4.73      $   --       $   --
   For the year ended 03/31/07           22.26         (0.01)             2..79          2.78       (0.06)       (3.20)
   For the year ended 03/31/06           20.19           0.12             5..94          6.06          --        (3.99)
   For the year ended 03/31/05           18.93           0.15             1..53          1.68          --        (0.42)
   For the year ended 03/31/04           12.72           0.12             6..10          6.22       (0.01)          --
   For the year ended 03/31/03           17.07           0.10            (4..45)        (4.35)         --           --

(1)  UNAUDITED

(2) NET INVESTMENT INCOME PER SHARE IS CALCULATED BY DIVIDING NET INVESTMENT INCOME FOR THE PERIOD BY THE AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

(3)  TOTAL RETURNS ARE NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

(4) RATIOS ARE ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR. EXPENSE REIMBURSEMENTS REFLECT VOLUNTARY REDUCTIONS TO TOTAL EXPENSES, AS DISCUSSED IN THE NOTES TO FINANCIAL STATEMENTS. SUCH AMOUNTS WOULD DECREASE NET INVESTMENT INCOME (LOSS) RATIOS HAD SUCH REDUCTIONS NOT OCCURRED.

(5)  THE EXPENSE REIMBURSEMENT AGREEMENT WAS TERMINATED ON JANUARY 23, 2006.

(6) THIS CALCULATION INCLUDES EXPENSES NOT PART OF THE EXPENSE REIMBURSEMENT CALCULATION.

(7) THE BOARD OF TRUSTEES APPROVED AN AMENDMENT TO THE EXPENSE LIMITATION AGREEMENT WHEREBY OVERALL OPERATING EXPENSES (EXCLUDING TAXES, INTEREST, BROKERAGE AND EXTRAORDINARY EXPENSE) OF U.S. SYSTEMATIC LARGE CAP GROWTH, AND INTERNATIONAL GROWTH EXCLUDING TAXES, INTEREST, BROKERAGE AND EXTRAORDINARY EXPENSES, DO NOT EXCEED 1.25% AND 1.65% FOR THE PERIOD 4/1/02 TO 6/30/02, 1.15% AND 1.40% FOR THE PERIOD 7/1/02 TO 1/21/03 AND 1.25% AND
     1.40% FOR THE PERIOD 1/22/03 TO 3/31/03, RESPECTIVELY. EMERGING GROWTH HAD RATES THROUGHOUT THE YEAR OF 1.50%.

(8) THE BOARD OF TRUSTEES APPROVED THE AMENDMENTS TO THE EXPENSE LIMITATION AGREEMENT WHEREBY OVERALL OPERATING EXPENSES (EXCLUDING TAXES, INTEREST, BROKERAGE AND EXTRAORDINARY EXPENSES), OF THE U.S. EMERGING GROWTH AND INTERNATIONAL GROWTH, DO NOT EXCEED 1.45% AND 1.64%, FOR THE PERIOD 01/24/06 TO 03/31/06 RESPECTIVELY. U.S. SMALL CAP VALUE AND U.S. SYSTEMATIC LARGE CAP GROWTH HAD RATES THROUGHOUT THE YEAR OF 1.55% AND 1.37% RESPECTIVELY.

(9) THE BOARD OF TRUSTEES APPROVED THE AMENDMENTS TO THE EXPENSE LIMITATION AGREEMENT WHEREBY OVERALL OPERATING EXPENSES (EXCLUDING TAXES, INTEREST, BROKERAGE AND EXTRAORDINARY EXPENSES) OF THE U.S. EMERGING GROWTH, U.S. SYSTEMATIC LARGE CAP GROWTH AND INTERNATIONAL GROWTH DO NOT EXCEED 1.25%, 1.00% AND 1.15%, FOR THE PERIOD 4/1/03 TO 7/28/03, 1.48%, 1.12% AND 1.41%
     FOR THE PERIOD 7/29/03 TO 3/31/04, RESPECTIVELY.

(10) THE FUND RECEIVED $12,373 FROM A SECURITY LITIGATION SETTLEMENT DURING THE YEAR WHICH IS REFLECTED IN REALIZED GAINS. THIS EVENT HAD A $0.05 PER SHARE IMPACT TO THE FUND.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.




                                                     NET ASSET              NET ASSETS,
                                          TOTAL        VALUE,     TOTAL        ENDING
                                      DISTRIBUTIONS   ENDING    RETURN (3)   (IN 000'S)
---------------------------------------------------------------------------------------
U.S. EQUITY FUNDS
U.S. EMERGING GROWTH
   For the period ended 09/30/07 (1)      $   --       $14.87      15.81%     $ 3,889
   For the year ended 03/31/07             (0.93)       12.84       1.02%       3,177
   For the year ended 03/31/06                --        13.69      41.98%       3,173
   For the year ended 03/31/05                --         9.65       1.37%       3,681
   For the year ended 03/31/04                --         9.52      51.83%       3,948
   For the year ended 03/31/03                --         6.27     (34.28%)      2,879
U.S. SYSTEMATIC LARGE CAP GROWTH
   For the period ended 09/30/07 (1)      $   --       $22.20      14.32%     $ 6,896
   For the year ended 03/31/07                --        19.42      10.40%       6,022
   For the year ended 03/31/06                --        17.59      13.78%       6,055
   For the year ended 03/31/05                --        15.46       3.76%       9,318
   For the year ended 03/31/04                --        14.90      18.16%      10,229
   For the year ended 03/31/03                --        12.61    (29.79%)       9,052
GLOBAL EQUITY FUND
INTERNATIONAL GROWTH
   For the period ended 09/30/07 (1)      $   --       $26.51      21.72%     $ 2,874
   For the year ended 03/31/07             (3.26)       21.78      13.36%       2,294
   For the year ended 03/31/06             (3.99)       22.26      33.34%       1,776
   For the year ended 03/31/05             (0.42)       20.19       8.94%       1,749
   For the year ended 03/31/04             (0.01)       18.93      48.86%       9,236
   For the year ended 03/31/03                --        12.72     (25.48%)      7,845

                                                            RATIOS TO AVERAGE NET ASSETS (4)
                                      ---------------------------------------------------------------------------
                                                                                     EXPENSES     EXPENSES NET OF    FUND'S
                                           NET                      EXPENSE           NET OF       REIMBURSEMENT/  PORTFOLIO
                                        INVESTMENT     TOTAL   (REIMBURSEMENTS)/  REIMBURSEMENT/     RECOUPMENT     TURNOVER
                                      INCOME (LOSS)  EXPENSES    RECOUPMENT (5)     RECOUPMENT       OFFSET (6)       RATE
----------------------------------------------------------------------------------------------------------------------------
U.S. EQUITY FUNDS
U.S. EMERGING GROWTH
   For the period ended 09/30/07 (1)     (0.61%)       1.44%           --              1.44%           0.88%           63%
   For the year ended 03/31/07           (0.78%)       1.46%           --              1.46%           0.97%          148%
   For the year ended 03/31/06           (1.27%)       2.09%        (0.36%)            1.73%           1.42%(8)       128%
   For the year ended 03/31/05           (1.06%)       1.89%        (0.20%)            1.69%           1.26%          142%
   For the year ended 03/31/04           (1.28%)       1.73%           --              1.73%           1.51%(9)       166%
   For the year ended 03/31/03           (1.20%)       1.74%        (0.20%)            1.54%           1.50%(7)       118%
U.S. SYSTEMATIC LARGE CAP GROWTH
   For the period ended 09/30/07 (1)     (0.40%)       1.37%           --              1.37%           1.25%           55%
   For the year ended 03/31/07           (0.13%)       1.38%           --              1.38%           1.30%          100%
   For the year ended 03/31/06           (0.11%)       1.86%        (0.48%)            1.38%           1.29%(8)       147%
   For the year ended 03/31/05            0.14%        1.94%        (0.57%)            1.37%           1.29%          197%
   For the year ended 03/31/04           (0.41%)       1.58%        (0.20%)            1.38%           1.18%(9)       172%
   For the year ended 03/31/03           (0.59%)       1.51%        (0.30%)            1.21%           1.20%(7)       193%
GLOBAL EQUITY FUND
INTERNATIONAL GROWTH
   For the period ended 09/30/07 (1)       0.91%       1.63%           --              1.63%           1.07%           62%
   For the year ended 03/31/07            (0.05%)      1.67%           --              1.67%           1.41%          119%
   For the year ended 03/31/06             0.57%       1.62%           --              1.62%           1.24%(8)       167%
   For the year ended 03/31/05             0.80%       1.66%        (0.02%)            1.64%           1.32%          203%
   For the year ended 03/31/04             0.71%       1.74%        (0.04%)            1.70%           1.44%(9)       186%
   For the year ended 03/31/03             0.65%       1.72%        (0.21%)            1.51%           1.48%(7)       203%

STATEMENTS OF ASSETS AND LIABILITIES

                                                                U.S. SYSTEMATIC
                                                 U.S. EMERGING     LARGE CAP     INTERNATIONAL
SEPTEMBER 30, 2007 (UNAUDITED)                       GROWTH          GROWTH         GROWTH
----------------------------------------------------------------------------------------------
Assets
   Investments, at value*                         $17,038,227     $22,155,815     $21,102,797
   Foreign currencies, at value**                          --              --           3,845
   Cash                                                    --              --           3,043
   Receivables:
      Investment securities sold                        3,813              12         564,160
      Capital shares sold                              45,807          16,270         100,597
      Dividends                                         1,889          10,044          27,566
      Foreign taxes receivable                             --              --          31,461
      Interest                                             --              --              --
      Expense offset                                   11,529           3,965          52,796
   Other assets                                            51              81             334
                                                  -----------     -----------     -----------
Total assets                                       17,101,316      22,186,187      21,886,599
                                                  -----------     -----------     -----------
Liabilities
   Payables:
      Bank overdraft                              $        --     $        --     $        --
      Investments purchased                           121,294         219,200         597,501
      Capital shares redeemed                          26,443           7,954              --
      Collateral on securities loaned               4,429,950              --              --
      Distributions fee                                    --              --              --
      To investment advisor and administrator           6,931           7,265           7,590
   Accrued Expenses and other liabilites                5,417          11,388          17,141
                                                  -----------     -----------     -----------
Total Liabilities                                   4,590,035         245,807         622,232
                                                  -----------     -----------     -----------
NET ASSETS                                         12,511,281      21,940,380      21,264,367
                                                  ===========     ===========     ===========
* Investments, at cost                             14,515,203      18,498,536      16,677,478
                                                  ===========     ===========     ===========
** Foreign currencies, at cost                             --              --           3,833
                                                  ===========     ===========     ===========
Net Assets Consist of:
   Paid-in capital                                $15,277,034     $25,322,477     $(4,595,690)
   Undistributed net investment income (loss)         (25,926)          1,926         844,098
   Accumulated net realized gain (loss) on
      investments and foreign currencies           (5,262,851)     (7,041,302)     20,587,974
   Net unrealized depreciation of investments
      and of other assets and liabilities
      denominated in foreign currencies             2,523,024       3,657,279       4,427,985
                                                  -----------     -----------     -----------
Net Assets applicable to all shares outstanding   $12,511,281     $21,940,380     $21,264,367
                                                  ===========     ===========     ===========
   Net Assets of Class I shares                   $ 8,622,452     $   994,431     $ 8,348,319
   Net Assets of Class II shares                           --      14,050,192      10,041,983
   Net Assets of Class III shares                          --              --              --
   Net Assets of Class IV shares                           --              --              --
   Net Assets of Class R shares                     3,888,829       6,895,757       2,874,065
                                                  ===========     ===========     ===========
   Class I Shares outstanding                         568,364          43,938         306,538
   Class II Shares outstanding                             --         623,545         375,773
   Class III Shares outstanding                            --              --              --
   Class IV Shares outstanding                             --              --              --
   Class R Shares outstanding                         261,546         310,552         108,397
                                                  ===========     ===========     ===========
Net Asset Value - Class I Share                   $     15.17     $     22.63     $     27.23
Net Asset Value - Class II Share                  $        --     $     22.53     $     26.72
Net Asset Value - Class III Share                 $        --     $        --     $        --
Net Asset Value - Class IV Share                  $        --     $        --     $        --
Net Asset Value - Class R Share                   $     14.87     $     22.20     $     26.51
                                                  ===========     ===========     ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS

                                                                                  U.S. SYSTEMATIC
PERIOD ENDED                                                       U.S. EMERGING     LARGE CAP     INTERNATIONAL
SEPTEMBER 30, 2007 (UNAUDITED)                                        GROWTH           GROWTH         GROWTH
----------------------------------------------------------------------------------------------------------------
Investment Income
   Dividends, net of foreign taxes*                                  $   15,992      $   85,550     $   607,741
   Interest                                                                  --              --              18
                                                                     ----------      ----------     -----------
Total Income                                                             15,992          85,550         607,759
                                                                     ----------      ----------     -----------
Expenses
   Advisory fees                                                         43,604          42,313         137,117
   Administration fees                                                   23,837          51,556         162,165
   Shareholder servicing fees                                             4,358           7,936           3,204
   Professional fees                                                        782           1,125           2,986
   Trustees' fees and expenses                                              797           1,259           3,210
   Interest and credit facility fees                                         --             427             153
   Miscellaneous                                                          1,019           1,140           2,285
                                                                     ----------      ----------     -----------
Total Expenses                                                           74,397         105,756         311,120
Expense offset                                                          (32,479)         (6,041)        (99,651)
                                                                     ----------      ----------     -----------
Net Expenses                                                             41,918          99,715         211,469
                                                                     ----------      ----------     -----------
Net Investment Income (Loss)                                            (25,926)        (14,165)        396,290
                                                                     ----------      ----------     -----------
Net Realized and Unrealized Gain (Loss) on Investments
Realized gain from:
   Securities                                                           648,462         882,994      19,256,320
   Foreign currency transactions                                             --              --       2,284,242
                                                                     ----------      ----------     -----------
   Net realized gain (loss)                                             648,462         882,994      21,540,562
                                                                     ----------      ----------     -----------
Change in unrealized appreciation (depreciation) of:
                                                                     ----------      ----------     -----------
   Investments                                                        1,060,491       1,673,564      (7,393,165)
   Other assets and liabilities denominated in foreign currencies            --              --        (105,158)
                                                                     ----------      ----------     -----------
Net unrealized appreciation (depreciation)                            1,060,491       1,673,564      (7,498,323)
                                                                     ----------      ----------     -----------
Net Gain (Loss) on Investments                                        1,708,953       2,556,558      14,042,239
                                                                     ----------      ----------     -----------
Assets Resulting From Operations                                     $1,683,027      $2,542,393     $14,438,529
                                                                     ==========      ==========     ===========
* Foreign taxes withheld                                             $       --      $       --     $    78,473
                                                                     ----------      ----------     -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    U.S. SYSTEMATIC
                                                                     U.S. EMERGING GROWTH          LARGE CAP GROWTH
                                                                  --------------------------  --------------------------
                                                                  SEPTEMBER 30,               SEPTEMBER 30,
PERIODS ENDED SEPTEMBER 30, 2007                                       2007       MARCH 31,       2007        MARCH 31,
AND MARCH 31, 2007                                                 (UNAUDITED)       2007      (UNAUDITED)      2007
------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) In Net Assets from Investment Operations:
   Net investment income (loss)                                    $   (25,926)  $   (62,920)  $   (14,165)  $    16,091
   Net realized gain (loss)                                            648,462     1,305,006       882,994     1,136,149
   Net unrealized appreciation (depreciation)                        1,060,491    (1,129,950)    1,673,564       565,057
                                                                   -----------   -----------   -----------   -----------
Net increase (decrease) in net assets from investment operations     1,683,027       112,136     2,542,393     1,717,297
                                                                   -----------   -----------   -----------   -----------
Distributions to Shareholders:
   From net investment income                                               --            --            --        (1,377)
   From net realized gains                                                  --     (739,964)            --            --
                                                                   -----------   -----------   -----------   -----------
Total distributions                                                         --     (739,964)            --        (1,377)
                                                                   -----------   -----------   -----------   -----------
From Capital Share Transactions:
   Proceeds from shares sold
      Class I                                                          914,251     2,347,555        79,663       747,760
      Class II                                                              --            --     2,465,309     5,251,286
      Class IV                                                              --            --            --            --
      Class R                                                          655,287     1,241,746       276,630       577,773
   Distributions reinvested
      Class I                                                               --       513,359            --            --
      Class II                                                              --            --            --         1,377
      Class IV                                                              --            --            --            --
      Class R                                                               --       226,606            --            --
   Cost of shares redeemed
      Class I                                                         (876,507)   (1,775,938)     (160,100)     (556,909)
      Class II                                                              --            --        (2,873)       (4,013)
      Class IV                                                              --            --            --            --
      Class R                                                         (450,648)   (1,234,060)     (268,198)   (1,190,968)
                                                                   -----------   -----------   -----------   -----------
Net increase (decrease) in net assets from share transactions          242,383     1,319,268     2,390,431     4,826,306
                                                                   -----------   -----------   -----------   -----------
Net Increase (Decrease) in Net Assets                                1,925,410       691,440     4,932,824     6,542,226
Net Assets
   Beginning                                                        10,585,871     9,894,431    17,007,556    10,465,330
                                                                   -----------   -----------   -----------   -----------
   Ending                                                          $12,511,281   $10,585,871   $21,940,380   $17,007,556
                                                                   ===========   ===========   ===========   ===========
Undistributed net investment income (loss), ending                 $   (25,926)  $        --   $     1,926   $    16,091
                                                                   ===========   ===========   ===========   ===========
Class I -- Capital Share Activity
   Shares sold                                                          63,355       179,774         3,796        38,919
   Distributions reinvested                                                 --        41,601            --            --
   Shares redeemed                                                     (61,130)     (138,889)       (7,650)      (28,488)
                                                                   ===========   ===========   ===========   ===========
   Net Class I Share Activity                                            2,225        82,486        (3,854)       10,431
                                                                   ===========   ===========   ===========   ===========
Class II -- Capital Share Activity
   Shares sold                                                              --            --       113,300       299,668
   Distributions reinvested                                                 --            --            --            73
   Shares redeemed                                                          --            --         (140)          (222)
                                                                   ===========   ===========   ===========   ===========
   Net Class II Share Activity                                              --            --       113,160       299,519
                                                                   ===========   ===========   ===========   ===========
Class IV -- Capital Share Activity
   Shares sold                                                              --            --            --            --
   Distributions reinvested                                                 --            --            --            --
   Shares redeemed                                                          --            --            --            --
                                                                   ===========   ===========   ===========   ===========
   Net Class IV Share Activity                                              --            --            --            --
                                                                   ===========   ===========   ===========   ===========
Class R -- Capital Share Activity
   Shares sold                                                          46,187        95,674        13,479        31,541
   Distributions reinvested                                                 --        18,696            --            --
   Shares redeemed                                                     (31,996)      (98,725)      (12,976)      (65,681)
                                                                   ===========   ===========   ===========   ===========
   Net Class R Share Activity                                           14,191        15,645           503       (34,140)
                                                                   ===========   ===========   ===========   ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                                         INTERNATIONAL GROWTH
                                                                                     ---------------------------
                                                                                     SEPTEMBER 30,
PERIODS ENDED SEPTEMBER 30, 2007                                                          2007        MARCH 31,
AND MARCH 31, 2007                                                                    (UNAUDITED)       2007
----------------------------------------------------------------------------------------------------------------
Increase In Net Assets from Investment Operations:
   Net investment income                                                              $    396,290  $    461,096
   Net realized gain                                                                    21,540,562    19,578,811
   Net unrealized appreciation (depreciation)                                           (7,498,323)   (7,320,021)
                                                                                      ------------  ------------
Net unrealized appreciation (depreciation) in net assets from investment operations     14,438,529    12,719,886
                                                                                      ------------  ------------
Distributions to Shareholders:
   From net investment income                                                                   --      (455,849)
   From net realized gains                                                                      --   (13,553,285)
                                                                                      ------------  ------------
Total distributions                                                                             --   (14,009,134)
                                                                                      ------------  ------------
From Capital Share Transactions:
   Proceeds from shares sold
      Class I                                                                            1,231,762     3,016,780
      Class II                                                                           9,041,996        50,000
      Class III                                                                                 --            --
      Class IV                                                                                  --            --
      Class R                                                                              390,565       995,312
   Distributions reinvested
      Class I                                                                                   --     6,370,440
      Class II                                                                                  --     7,369,591
      Class III                                                                                 --            --
      Class IV                                                                                  --            --
      Class R                                                                                   --       269,106
   Cost of shares redeemed
      Class I                                                                          (10,315,814)  (39,097,481)
      Class II                                                                         (62,922,703)  (11,428,000)
      Class III                                                                                 --            --
      Class IV                                                                                  --            --
      Class R                                                                             (313,458)     (709,385)
                                                                                      ------------  ------------
Net increase (decrease) in net assets from share transactions                          (62,887,652)  (33,163,637)
                                                                                      ------------  ------------
Net Increase (Decrease) in Net Assets                                                  (48,449,123)  (34,452,885)
Net Assets
   Beginning                                                                            69,713,490   104,166,375
                                                                                      ------------  ------------
   Ending                                                                             $ 21,264,367  $ 69,713,490
                                                                                      ============  ============
Undistributed net investment income, ending                                           $    844,098  $  3,363,093
                                                                                      ============  ============
Class I -- Capital Share Activity
   Shares sold                                                                              49,693       134,231
   Distributions reinvested                                                                     --       302,921
   Shares redeemed                                                                        (414,423)   (1,787,977)
                                                                                      ============  ============
   Net Class I Share Activity                                                             (364,730)   (1,350,825)
                                                                                      ============  ============
Class II -- Capital Share Activity
   Shares sold                                                                             370,877         2,199
   Distributions reinvested                                                                     --       350,266
   Shares redeemed                                                                      (2,339,134)     (496,447)
                                                                                      ============  ============
   Net Class II Share Activity                                                          (1,968,257)     (143,982)
                                                                                      ============  ============
Class III -- Capital Share Activity
   Shares sold                                                                                  --            --
   Distributions reinvested                                                                     --            --
   Shares redeemed                                                                              --            --
                                                                                      ============  ============
   Net Class III Share Activity                                                                 --            --
                                                                                      ============  ============
Class IV -- Capital Share Activity
   Shares sold                                                                                  --            --
   Distributions reinvested                                                                     --            --
   Shares redeemed                                                                              --            --
                                                                                      ============  ============
   Net IV Share Activity                                                                        --            --
                                                                                      ============  ============
Class R -- Capital Share Activity
   Shares sold                                                                              16,145        45,495
   Distributions reinvested                                                                     --        13,108
   Shares redeemed                                                                         (13,061)      (33,088)
                                                                                      ============  ============
   Net Class R Share Activity                                                                3,084        25,515
                                                                                      ============  ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS -- (Unaudited)

NOTE A -- ORGANIZATION

Nicholas-Applegate Institutional Funds (formerly Nicholas-Applegate Investment Trust) (the "Trust") is an open-end investment management company. The Trust was established as a Delaware business trust on December 17, 1992 and consists of thirteen separate portfolios (collectively the "Funds" and each a "Fund"). Each Fund's investment objectives, strategies and risks are discussed in the Funds' current prospectuses. All of the Funds have issued Class I shares ("Class I"), eight Funds have issued Class II shares ("Class II"), two Funds have issued Class III shares ("Class III"), one Fund has issued Class IV shares ("Class IV") and three Funds have issued Retirement shares ("Class R"). No shares have a sales charge. Class R has a distribution fee. The Funds offering Class R shares are covered in this report.

NOTE B -- SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies consistently followed by the Funds in preparing these financial statements are described below. The policies conform with accounting principles generally accepted in the United States.

SECURITY VALUATIONS

Equity securities that are traded on a stock exchange or on the NASDAQ National Market System or other over-the-counter ("OTC") markets are valued at the last sale price as of the close of business on the New York Stock Exchange (normally 4:00 p.m. New York time) on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. ADRs will be valued by an approved pricing service at the "evaluated" price as of the close of business on the NYSE on the day the securities are being valued. GDRs will be valued by an approved pricing service at the last sale price as of the close of business on the London International or Luxembourg markets (i.e., normally at 1:00 p.m. Eastern Time). Securities listed or traded on certain non-U.S. exchanges will be generally valued at the last sale/closing price on the primary exchange obtained by an approved pricing vendor. If the security does not trade on a particular day, the security will be valued at the price within the limits of the latest available current bid and asked prices deemed by the Investment Adviser best to reflect fair value. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Investment Adviser. The Investment Adviser has determined the Xetra is the primary market in Germany.

The Funds value long-term debt obligations, including high quality and high yield corporate securities, municipal securities, asset-backed securities, collateralized mortgage obligations and US Government and Agency issues, at the mean between the bid and ask price provided by an approved bond pricing service. In the event a TRACE price is used, the price will be the last traded price on that day greater than or equal to 1 mm par amount. Convertible securities are normally priced at the mean between the bid and ask prices. In the event that a pricing service does not price a particular security or the price provided is not believed to be reliable, the Investment Adviser will endeavor to use the average of one or two broker-dealer quotations. If broker-dealer quotations are not available, the Investment Adviser will generally "stale" the price. If such a security has a demand feature exercisable within one to seven days, the security will be valued at par. Short-term debt instruments, (e.g., commercial paper, bankers acceptances, U.S. Treasury Bills, etc.) having a maturity of less than 60 days will be valued at amortized cost. If a fixed income security has a maturity of greater than 60 days, it will be valued at market price. U.S. Treasury Bills will be priced at the bid received from an approved pricing source.

Repurchase Agreements will be priced at cost plus accrued interest. Options that trade on exchanges or the OTC market will be valued at the last sale provided the last sale falls between the closing bid and ask prices. If the last sale is larger than the ask price, the option will be valued at the bid price. If no sales are reported, an option will be valued at the mean between the bid and the ask price. If the bid price is zero, the option will be valued at the last sale unless this price is greater than the ask price. In such cases, the option will be valued at the ask price. Private options will be valued by obtaining broker quotations. Futures contracts will be valued at the last sale or settlement price as of the close of such exchanges or markets. Other securities purchased by the Funds may include equity-linked securities, derivatives and private placements (e.g., Rule 144A and Reg S securities). These securities will be generally valued by using market quotations or a matrix method provided by an approved pricing service. If a pricing service is unable to provide a price or the price provided is not believed to be reliable, then broker-dealer quotations will be used.

Shares available to U.S. investors such as the Funds in foreign markets may be priced at a premium to the local shares in that market. The foreign shares are generally priced using the local price as the base and applying a premium, which is received from an independent pricing service or the broker.

Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Investment Adviser does not represent fair value (Fair Value Securities), are valued by the Pricing Committee overseen by the Board of Trustees in consultation as applicable, with the Investment Adviser's portfolio managers, traders, and research and credit analysts and legal and compliance personnel. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which there is no current market; securities whose prices are stale; securities denominated in currencies that are restricted, untraded, or for which exchange rates are disrupted; securities affected by significant events; and securities that the Investment Adviser or Pricing Committee believe were priced incorrectly. A "significant event" (which includes, but is not limited to, an extraordinarily political or market event) is an event that the Investment Adviser or Pricing Committee believes with a reasonably high degree of certainty has caused the closing market prices of a Fund's portfolio securities to no longer reflect their value at the time of the Fund's NAV calculation.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for as of trade date. Realized gains and losses from security transactions are determined on an identified-cost basis.

Dividend income is recorded on the ex-dividend date or, for certain non-U.S. securities, when the information becomes available to the Funds. Interest income is recorded on an accrual basis. Discounts and premiums on debt securities are accreted and amortized on the yield to maturity basis.

NON-U.S. CURRENCY TRANSACTIONS

At each net asset valuation date, the value of assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the current exchange rate of the respective currency at the spot rate at 11:00 a.m. Eastern Time against the U.S. dollar, as provided by an approved pricing service. Security transactions, income and expenses are converted at the prevailing exchange rate on the day of the event. The effect of changes in exchange rates on securities denominated in a non-U.S. currency is included with the net realized and unrealized gain or loss of the associated security. Other Non-U.S. currency gains or losses are reported separately.

Certain Funds may use forward non-U.S. currency contracts to reduce their exposure to currency fluctuations of their non-U.S. securities. These contracts are commitments to purchase or sell a non-U.S. currency at a specified rate on a future date. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation of investments. The contract commitment is fully collateralized by cash or securities of the Fund. Non-U.S. denominated assets and forward currency contracts may involve more risks than U.S. transactions, including currency risk, political and economic risk, regulatory and market risk. Evaluating and monitoring such risk exposure is a part of the Funds' management strategy. There were no such forward non-U.S. currency contracts at September 30, 2007.

FUTURES CONTRACTS

Each Fund may enter into futures contracts involving non-U.S. currency, interest rates, securities, and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of non-U.S. currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. There were no such futures contracts at September 30, 2007.

OPTIONS CONTRACTS

The Funds may: (a) buy call options on non-U.S. currency in anticipation of an increase in the value of the underlying asset; (b) buy put options on non-U..S. currency, portfolio securities, and futures in anticipation of a decrease in the value of the underlying asset; and (c) write call options on portfolio securities and futures to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by a Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received. When a Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts. There were no such options contracts at September 30, 2007.

EQUITY-LINKED SECURITIES

Certain Funds may purchase equity-linked securities, also known as participation notes, equity swaps, and zero strike calls and warrants. Equity-linked securities are primarily used by a Fund as an alternative means to more efficiently and effectively access the securities market of what is generally an emerging country. The Fund deposits an amount of cash with its custodian (or broker, if legally permitted) in an amount near or equal to the selling price of the underlying security in exchange for an equity linked security. Upon sale, the Fund receives cash from the broker or custodian equal to the value of the underlying security. Aside from market risk of the underlying securities, there is a risk of default by the other party to the transaction. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while a Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the other party or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair the Fund's ability to enter into other transactions at a time when doing so might be advantageous.

SECURITIES LENDING

In order to generate expense offset credits, each of the Funds may lend portfolio securities, on a short-term or a long-term basis, up to 30% of a Fund's total assets to broker/dealers, banks, or other institutional borrowers of securities. A Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Investment Adviser has determined are creditworthy and under the guidelines established by the Board of Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 102% of the value of the securities loaned on U.S. securities and 105% on non-U.S. securities.

There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action. The market value of securities on loan and the related collateral at the period ended September 30, 2007 were:

------------------------------------------------
FUND                   MARKET VALUE   COLLATERAL
------------------------------------------------
U.S. Emerging Growth    $4,264,193    $4,429,950
------------------------------------------------

CREDIT FACILITY

The Trust has a $15 million credit facility available to fund temporary or emergency borrowing expiring in March 2008. Each Fund pays its pro-rata share of an annual commitment fee plus interest on its specific borrowings. For the period ended September 30, 2007, the Funds did not borrow against the line of credit.

COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

FUND EXPENSES AND MULTI-CLASS ALLOCATIONS

Each Fund bears expenses incurred specifically on its behalf plus an allocation of its share of Trust level expenses. Each share offered by a Fund has equal rights to assets but incurs certain Class specific expenses. The Funds allocate income, gains and losses, both realized and unrealized, and expenses, except for Class specific expenses, based on the relative net assets of each share class.

The Funds have arrangements with their brokers, custodian and third party service providers whereby commissions paid by a Fund, interest earned on cash maintained with its custodian and income from securities lending arrangements are used to reduce Fund expenses and offset fees. During the period, the credits used to reduce the Funds' expenses were:

------------------------------------------------------------------
                                    CREDIT      DIRECT    SECURITY
                                   INTEREST   BROKERAGE    LENDING
FUND                                OFFSET      OFFSET     OFFSET
------------------------------------------------------------------
U.S. Emerging Growth                 8,952      2,076      21,750
U.S. Systematic Large Cap Growth     5,777        264          --
International Growth                21,130      8,586      70,033
------------------------------------------------------------------

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

NOTE C -- FEDERAL INCOME TAXES

The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Accordingly, no provision for federal income taxes is required. A Fund investing in foreign securities records any foreign taxes on income and gains on such investments in accordance with the applicable tax rules. The Funds' tax accounting treatment of loss deferrals, accretion, passive foreign investment companies and expiration of capital loss carryforwards are different from the financial statement recognition of income and gains.

Capital loss carryforwards may be used to offset current or future capital gains until expiration.

The ROCSOP amounts as of the end of the prior period have been reclassified for the International Growth Fund by $2,915,285, increasing Accumulated Net Realized Gain (Loss) and decreasing Undistributed Net Investment Income.

DISTRIBUTIONS TO SHAREHOLDERS

The Funds record distributions to shareholders on the ex-dividend date. Distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Accordingly, the Funds' capital accounts are periodically reclassified to reflect income and gains available for distribution under income tax regulations. The Funds make income and capital gain distributions at least annually. Funds with income objectives make distributions either quarterly or monthly in accordance with the prospectuses.

NOTE D -- TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Nicholas-Applegate Capital Management LLC ("NACM") serves as Adviser (the "Adviser") to the Trust. The Adviser receives a monthly fee at an annual rate based on the average daily net assets of the Funds. The investment Advisory Fee rates for each of the Funds are listed in the table below.

ADMINISTRATIVE & SHAREHOLDER SERVICES FEE

On January 24, 2006, the Funds entered into an Administration Agreement whereby the Funds pay for the administrative services they require under what is essentially an all-in fee structure. Class R shareholders of the Funds pay an administrative fee to the Investment Adviser computed as a percentage of the Funds' assets attributable in the aggregate to Class R shares, the Investment Adviser, in turn, provides or procures administrative and shareholder services for Class R shareholders and also bears the costs of most third-party administrative services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The administrative fees paid to the Investment Adviser may exceed the related costs. Generally, this may not be the case for relatively small funds.

Effective September 28, 2006, the administrative fees were decreased to the rates shown below, to better reflect other expenses not covered under the administrative fee. These other expenses which are borne by the Funds, such as brokerage fees, taxes, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses and fees, expenses of the disinterested Trustees of the Trust and their counsel may vary and affect the total level of expenses paid by Class R shareholders.

The investment advisory and administrative services fees are charged at the following annual rates:

---------------------------------------------------------------------
                                                  ADMINISTRATION FEE*
FUND                               ADVISORY FEE         CLASS R
---------------------------------------------------------------------
U.S. Emerging Growth                   0.75%             0.41%
U.S. Systematic Large Cap Growth       0.45%             0.64%
International Growth                   0.50%             0.86%
---------------------------------------------------------------------

The Shareholder servicing fees for Class R shareholders are charged at the following rates:

FUND

U.S. Emerging Growth 0.25%
U.S. Systematic Large Cap Growth 0.25%
International Growth 0.25%

TRUSTEE COMPENSATION

Certain officers of the Trust are also officers of the Investment Adviser and Distributor. The Trustees who are not affiliated with the Investment Adviser receive annual compensation of approximately $35,000 each from the Trust, except for the chairman of the Trust who will receive annual compensation of approximately $42,000 from the Trust.

NOTE E -- INVESTMENT TRANSACTIONS

The following table presents purchases and sales of securities, excluding short-term investments, during the period ended September 30, 2007 to indicate the volume of transactions in each Fund. The tax cost of securities held at September 30, 2007, and the related gross and net unrealized appreciation and depreciation, provide aggregate information on a tax basis against which future gains and losses on these investments are measured for distribution purposes.

----------------------------------------------------------------------------------------------------------------
                                                                         GROSS          GROSS       UNREALIZED
                                                                       UNREALIZED    UNREALIZED    APPRECIATION
                                   PURCHASES     SALES     TAX COST   APPRECIATION  DEPRECIATION  (DEPRECIATION)
FUND                              (IN 000'S)  (IN 000'S)  (IN 000'S)   (IN 000'S)    (IN 000'S)     (IN 000'S)
----------------------------------------------------------------------------------------------------------------
U.S. Emerging Growth                $ 7,432     $ 7,151     $14,515      $2,860        $(337)         $2,523
U.S. Systematic Large Cap Growth     12,631      10,493      18,499       4,001         (344)          3,657
International Growth                 31,261      93,106      16,677       4,699         (271)          4,428
----------------------------------------------------------------------------------------------------------------

Gains and losses resulting from the subscriptions-in-kind and redemptions-in-kind are included in the realized gain/loss from securities and non-U.S. currency transactions. During the period ended September 30, 2007, the International Growth Fund had redemptions-in-kind valued at $62,922,703.

NOTE F -- FINANCIAL INSTRUMENTS

During the period, several of the Funds have been party to financial instruments with off-balance sheet risks, including forward non-U.S. currency contracts, primarily in an attempt to minimize the risk to the Fund, in respect of its portfolio transactions. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from unexpected movement in currencies, securities values and interest rates. The contract amounts indicate the extent of the Funds' involvement in such contracts. For the period ended September 30, 2007 the Funds were not party to any such agreements.

NOTE G -- SHAREHOLDER ACTIONS

The Trust held a special meeting of the shareholders of the U.S. Systematic Mid Cap Growth Fund on July 25, 2007 to approve an Agreement and Plan of Reorganization with respect to the reorganization of the Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund with and into the Allianz NACM Mid-Cap Growth Fund, a series of Allianz Funds as described in the proxy statement mailed to shareholders of record as of May 31, 2007 on July 3, 2007.

In the matter approving the reorganizaton and termination of the Fund there were the following votes either present or represented by proxy

--------------------------------------------------------------------------------
For                                                                1,566,542.947
Against                                                                        0
Abstained                                                                      0
--------------------------------------------------------------------------------

The Trust held a special meeting of the shareholders of all the Series of the Trust on August 13, 2007 to approve to elect three Trustees to serve until their successors are duly elected and qualified and to consider any other business that may properly come before the meeting or any adjournment thereof, as described in the proxy statement mailed to shareholders of record as of May 31, 2007 on July 12, 2007.

In the matter approving the election of Trustees there were the following votes either present or represented by proxy:

--------------------------------------------------------
NOMINEE                     FOR       AGAINST   ABSTAIN
--------------------------------------------------------
Bradford K. Gallagher  20,902,044.76     0      9,850.00
Dr. Steven Grenadier   20,903,452.76     0      8,442.00
Dr. Arthur B. Laffer   20,851,683.27     0     60,211.49
--------------------------------------------------------

NOTE H -- NEW ACCOUNTING PRONOUNCEMENTS

The Financial Accounting Standards Board ("FASB") has recently issued Interpretation No.48, Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No.109 ("FIN 48"), which applies to all registered investment companies and clarifies the accounting for uncertain tax positions. FIN 48 requires the evaluation of tax positions taken, or expected to be taken, in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. To the extent that a tax benefit of a position is not deemed to meet the more-likely-than-not threshold, the Funds would report an income tax expense in the statement of operations. Adoption of FIN 48 is required for the last NAV calculation in the first financial statement reporting period for fiscal years beginning after December 15, 2006. Accordingly, management is in the process of evaluating tax positions taken by the Funds for the period ending March 31, 2008 to determine if the adoption of FIN 48 will have a material impact to the Funds' financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact, if any the adoption of SFAS 157 will have on the Funds' financial statements.

SHAREHOLDER EXPENSE EXAMPLE -- (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2007 to September 30, 2007).

ACTUAL EXPENSES

The first line of the table below for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for a fund under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                      EXPENSES PAID
                                             BEGINNING ACCOUNT    ENDING ACCOUNT    DURING THE PERIOD
                                                   VALUE              VALUE          APRIL 1, 2007 TO    ANNUALIZED
                                               APRIL 1, 2007    SEPTEMBER 30, 2007  SEPTEMBER 30, 2007  EXPENSE RATIO
---------------------------------------------------------------------------------------------------------------------
U.S. EMERGING GROWTH -- CLASS R
Actual                                           $1,000.00           $1,158..90            $6.42             1.19%
---------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000.00           $1,019..05            $6.01             1.19%
---------------------------------------------------------------------------------------------------------------------
U.S. SYSTEMATIC LARGE CAP GROWTH -- CLASS R
Actual                                           $1,000.00           $1,144..70            $6.01             1.12%
---------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000.00           $1,019..40            $5.65             1.12%
---------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH -- CLASS R
Actual                                           $1,000.00           $1,218..30            $7.65             1.38%
---------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000.00           $1,018..10            $6.96             1.38%
---------------------------------------------------------------------------------------------------------------------

SUPPLEMENTARY INFORMATION -- (Unaudited)

QUARTERLY FILING

The Funds provide a complete list of portfolio holdings four times in each fiscal year, at the end of each calendar quarter. For the second and fourth quarters, the portfolio holdings appear in the Funds' semiannual and annual reports to shareholders. For the first and third quarters, the Funds file their portfolio holdings with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the Funds' Form N-Q on the SEC's website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090.

CORPORATE GOVERNANCE

NAME, ADDRESS (1)
AGE                                  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
POSITION(S) HELD WITH FUND           OTHER DIRECTORSHIP HELD BY TRUSTEE
LENGTH OF TIME SERVED (2)            NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE
---------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES:

DARLENE T. DeREMER                   PRINCIPAL OCCUPATIONS: Managing Director, Putnam Lovell
(51)                                 NBF Private Equity (Since 2004); Managing Director,
Chairperson of the Board & Trustee   NewRiver E-Business Advisory Services Division
Since August 2007                    (2000-2003); Prior to, President and Founder, DeRemer
                                     Associates, a strategic and marketing consulting firm
                                     for the financial services industry (1987-2003); Vice
                                     President and Director, Asset Management Division, State
                                     Street Bank and Trust Company, now referred to as State
                                     Street Global Advisers, (1982-1987); Vice President, T.
                                     Rowe Price & Associates (1979-1982); Member, Boston Club
                                     (since 1998); Member, Financial Women's Association
                                     Advisory Board (since 1995); Founder, Mutual Fund Cafe
                                     Website.

                                     OTHER DIRECTORSHIPS HELD: Founding Member and Director,
                                     National Defined Contribution Council (since 1997);
                                     Trustee, Boston Alzheimer's Association (since 1998);
                                     Director, King's Wood Montessori School (since 1995);
                                     Editorial Board, National Association of Variable
                                     Annuities (since 1997); Director, Nicholas-Applegate
                                     Strategic Opportunities, Ltd. (1994-1997); Trustee,
                                     Nicholas-Applegate Mutual Funds (1994-1999); Director,
                                     Jurika & Voyles Fund Group (since 1994-2000); Director,
                                     Nicholas-Applegate Southeast Asia Fund, Ltd. (since
                                     2004).

                                     NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE: 13

JOHN J. MURPHY                       PRINCIPAL OCCUPATIONS: Founder and senior principal,
(63)                                 Murphy Capital Management
Trustee
Since September 2005                 OTHER DIRECTORSHIPS HELD: Director, Smith Barney
                                     Multiple Discipline Trust; Director, Barclays
                                     International Funds Group Ltd. and affiliated companies.

                                     NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE: 13

BRADFORD K. GALLAGHER                PRINCIPAL OCCUPATIONS: Founder, Spyglass Investments LC
(63)                                 (a private investment vehicle in 2001); Founder,
Trustee                              President and CEO of Cypress Tree Investment Management
Since August 2007                    Company and Annuity Company. Managing Director, Fidelity
                                     Investments.

                                     OTHER DIRECTORSHIPS HELD: Director, The Common Fund
                                     (since 2005); Director, Anchor Point Inc. (since 1995);
                                     Chairman and Trustee, Atlantic Maritime Heritage
                                     Foundation (since 2007); Director, Shielding Technology
                                     Inc. (since 2006); Director, United Way Eastern
                                     Massachusetts Chapter (1988-1990); Director, Quinet Fund
                                     (1993-2005); Director, Emersion Hospital (1995-2005)

                                     NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE: 13

STEVEN GRENADIER                     PRINCIPAL OCCUPATIONS: William F. Sharpe Professor of
(42)                                 Financial Economics, Stanford University Graduate School
Trustee                              of Business; Research Associate, National Bureau of
Since August 2007                    Economic Research (since 2002); Chairman of the Finance
                                     Department, Stanford University Graduate School of
                                     Business (2004-2006).

                                     OTHER DIRECTORSHIPS HELD: NA

                                     NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE: 13

GEORGE F. KEANE                      PRINCIPAL OCCUPATIONS: President Emeritus and founding
(77)                                 Chief Executive Officer, The Common Fund (1971-1993);
Emeritus Trustee                     and Endowment Advisors (1987-1999) (organizations that
Since August 2007                    provide investment management programs for colleges and
                                     universities)

                                     OTHER DIRECTORSHIPS HELD: Director, Bramwell Funds
                                     (since 1994); Director, Longview Oil & Gas (since 2000);
                                     Director, Security Capital U.S. Real Estate (since
                                     1997); Director, The Universal Bond Fund (since 1997);
                                     Director, Universal Stainless & Alloy Products Inc.
                                     (since 1994); Director, United Water Services and
                                     affiliated companies (1996-2000); Director, and former
                                     Chairman of the Board, Trigen Energy Corporation
                                     (1994-2000); Trustee, Nicholas-Applegate Mutual Funds
                                     (1994-1999).

                                     NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE: 13

WALTER E. AUCH                       PRINCIPAL OCCUPATIONS: Retired; prior thereto, Chairman
(86)                                 and CEO of Chicago Board of Options Exchange
Emeritus Trustee                     (1979-1986); Senior Executive Vice President
Since August 2007                    PaineWebber, Inc.

                                     OTHER DIRECTORSHIPS HELD: Trustee, LLBS Funds (since
                                     1994) and Brinson Supplementary Trust (since 1997);
                                     Director, Thompson Asset Management Corp (1987-1999);
                                     Director, Smith Barney Trak Fund (since 1992) and Smith
                                     Barney Advisors (since 1992); Director, PIMCO Advisors
                                     L.P. (since 1994); Director, Banyon Realty Trust
                                     (1988-2002), Banyon Mortgage Investment Fund (1989-2002)
                                     and Banyon Land Fund II (since 1988); Director, Express
                                     America Holdings Corp (1992-1999); Director, Legend
                                     Properties, Inc. (1987-1999); Director, Senele Group
                                     (since 1988); Director, Fort Dearborn Income Securities,
                                     Inc. (1987-1995);Trustee, Nicholas-Applegate Mutual
                                     Funds (1994-1999); Director, Geotek Industries, Inc.
                                     (1987-1998).

                                     NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE: 13

NAME, ADDRESS (1)
AGE                                  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
POSITION(S) HELD WITH FUND           OTHER DIRECTORSHIP HELD BY TRUSTEE
LENGTH OF TIME SERVED (2)            NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE
----------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:                 PRINCIPAL OCCUPATIONS: Managing Director (since 2004)
HORACIO A.VALEIRAS                   and Chief Investment Officer. Nicholas-Applegate Capital
(48)                                 Management, Nicholas-Applegate Securities (since
President & Trustee                  2002); Managing Director of Morgan Stanley Investment
Since August 2004                    Management, London (1997-2002); Head of International
                                     Equity and Asset Allocation, Miller Anderson & Sherred;
                                     Director and Chief of Investment Strategies, Credit
                                     Suisse First Boston.

                                     OTHER DIRECTORSHIPS HELD: Trustee, The Bishops School
                                     (since 2002); Trustee, San Diego Rowing Club (since
                                     2002).

                                     NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE: 13

ARTHUR B.LAFFER                      PRINCIPAL OCCUPATIONS: Chairman, Laffer Associates
(65)                                 (economic consulting) (since 1979); Chairman, Laffer
Trustee                              Advisors Inc.(registered broker-dealer) (since
Since August 2007                    1981); Chairman, Laffer Investments (asset management)
                                     (since 2000); Member, Congressional Policy Advisory Board
                                     (since 1998); Distinguished University Professor and
                                     Director, Pepperdine University (1985-1988); Professor of
                                     Business Economics, University of Southern California
                                     (1976-1984); Associate Professor of Business Economics,
                                     University of Chicago (1967-1976).

                                     OTHER DIRECTORSHIPS HELD: Director of MPS Group,
                                     Inc.(NYSE:MPS)(since 2003); Director, Petco Animal
                                     Supplies, Inc. (NASDAQ:PETC)(since 2002); Director,
                                     Oxigene Inc. (NASDAQ:OXGN), biopharmaceutical company
                                     (since 1998); Director of Provide Commerce (NASDAQ:PRVD)
                                     (since 1998); Director, Veolia Environmental Corporation
                                     (successor to U.S. Filter Corporation) (water
                                     purification) (since 1991). Director, Nicholas-Applegate
                                     Fund, Inc.(1987-2007)

                                     NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE: 13
---------------------------------------------------------------------------------------------
OFFICERS:                            PRINCIPAL OCCUPATIONS: General Counsel,
CHARLES H. FIELD, JR.                Nicholas-Applegate Capital Management,
(51)                                 Nicholas-Applegate Securities LLC, Nicholas-Applegate
Secretary and Chief Compliance       Holdings LLC (since February 2004), Deputy General
Officer Since May 2002               Counsel, Nicholas-Applegate Capital Management, LLC
                                     (1996-2004).

                                     OTHER DIRECTORSHIPS HELD: NA

                                     NUMBER OF PORTFOLIOS OVERSEEN BY OFFICER: 13

DEBORAH A.WUSSOW                     PRINCIPAL OCCUPATIONS: Vice President and Director,
(47)                                 Nicholas-Applegate Capital Management, LLC (since 2005),
Treasurer and Assistant Secretary    and previously Manager, Legal and Compliance,
Since August 2006                    Nicholas-Applegate Capital Management, LLC (since 1995)

                                     OTHER DIRECTORSHIPS HELD: NA

                                     NUMBER OF PORTFOLIOS OVERSEEN BY OFFICER: 13
---------------------------------------------------------------------------------------------

(1)  UNLESS OTHERWISE NOTED, THE ADDRESS OF THE TRUSTEES AND OFFICERS IS C/O:
     NICHOLAS-APPLEGATE CAPITAL MANAGEMENT, 600 WEST BROADWAY, 32ND FLOOR, SAN DIEGO, CALIFORNIA 92101.

(2) EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, UNTIL HER OR HIS SUCCESSOR IS ELECTED.

                      (This page intentionally left blank)

                      (This page intentionally left blank)

               TRUSTEES OF NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS

                         Darlene T. DeRemer, CHAIRPERSON

                               Horacio A. Valeiras

                                 John J. Murphy

                              Bradford K. Gallagher

                                Steven Grenadier

                                Arthur B. Laffer

                            George F. Keane, EMERITUS

                            Walter E. Auch, EMERITUS

                                    OFFICERS

                         Horacio A. Valeiras, PRESIDENT

                        Charles H. Field, Jr., SECRETARY

                          Deborah A. Wussow, TREASURER

                               INVESTMENT ADVISER

                      Nicholas-Applegate Capital Management

                                   DISTRIBUTOR

                          Nicholas-Applegate Securities

                                    CUSTODIAN

                 Brown Brothers Harriman & Co., Private Bankers

                                 TRANSFER AGENT

                          UMB Fund Services Group, Inc.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                           PricewaterhouseCoopers LLP

[NICHOLAS|APPLEGATE INSTITUTIONAL FUNDS LOGO]

NICHOLAS APPLEGATE SECURITIES, DISTRIBUTOR

[A COMPANY OF ALLIANZ LOGO]
GLOBAL INVESTORS

                                                               600 WEST BROADWAY
                                                     SAN DIEGO, CALIFORNIA 92101
                                                                   800.551..8043

ITEM 2. CODE OF ETHICS.

Not required for this semi-annual report on Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not required for this semi-annual report on Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required for this semi-annual report on Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

This schedule is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and financial officers have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective, as of a date within 90 days of the filing date of this semi-annual report on Form N-CSR, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not required for this semi-annual report on Form N-CSR.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act is filed as Exhibit 12(a) to this semi-annual report on Form N-CSR.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the 1940 Act, Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act and Section 1350 of Chapter 63 of Title 18 of the United States Code are attached to this semi-annual report on Form N-CSR as Exhibit 12(b).

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

Nicholas-Applegate Institutional Funds


By (Signature and Title)


/s/ Horacio A. Valeiras
-----------------------
Horacio A. Valeiras
Title: President (Principal Executive Officer) and Trustee

Date: December 5, 2007


      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)


/s/ Deborah A. Wussow
---------------------
Deborah A. Wussow
Title: Treasurer (Principal Financial Officer and Principal Accounting Officer)


Date: December 5, 2007


* Print name and title of each signing officer under his or her signature.